EXECUTION COPY


                            L O A N A G R E E M E N T

THIS LOAN AGREEMENT (together with the exhibits, annexes and schedules attached hereto, this "Agreement") made as of the 22nd day of December, 2000, between FRIT PRT LENDING LLC, a Delaware limited liability company, having an office at 1301 Avenue of the Americas, 42nd Floor, New York, New York 10019 ("Lender"), and PRIME RETAIL, L.P., a Delaware limited partnership, having an office at 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 ("Borrower").

                              W I T N E S S E T H

WHEREAS, Prime Retail, Inc., a Maryland corporation ("Holdings"), is the sole general partner and owner of 80.1% of the outstanding common units of Borrower;

WHEREAS, Borrower, Holdings and the entities listed on Exhibit C hereto (the "Subsidiary Guarantors"), own directly and/or indirectly the ownership interests in the entities holding fee title in certain properties listed on, and more particularly described in, Exhibit A hereto (each, a "Property", and collectively, the "Properties"), and the Guarantors have guaranteed certain obligations pursuant to the Guaranty (as defined herein);

WHEREAS, at the request of Borrower, Lender has agreed to fund to Borrower a term loan of Ninety Million Dollars ($90,000,000.00) (the "Loan");

NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE I
                                 LOAN PROVISIONS

1.1 Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Exhibit B hereto.

1.2 Accounting Principles; Subsidiaries. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. If at any time a Loan Party has any Subsidiaries, all accounting and financial terms herein shall be deemed to include references to consolidation and consolidating principles, and covenants, representations and agreements relating to accounting and financial matters with respect to a Loan Party and its properties and activities shall be deemed to refer to such Loan Party and its consolidated Subsidiaries collectively. For purposes of Section 8.11, GAAP shall be determined on the basis of such principles in effect on the date of the most recent annual audited financial statements provided hereunder (or if prior to delivery of the first such annual audited financial statements hereunder, then on a basis consistent with the audited financial statements delivered to Lender prior to the date hereof; provided, however, that if due to a change in application of GAAP or the rules promulgated with respect thereto, the Lender shall object to determination of compliance with the financial covenants in Section 8.11 on such basis, within thirty
     (30) days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered as to which no such objection shall have been made.

1.3 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

1.4 Uniform Commercial Code Terms. Except as otherwise provided or amplified (but not limited) herein, terms used in this Agreement that are defined in the Uniform Commercial Code shall have the same meanings herein.

1.5 General Construction; Captions. All definitions and other terms used in this Agreement and the other Loan Documents shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof," "hereto," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit, Schedule, Article, Section or clause in this Agreement unless otherwise specified. The word "including" shall have the meaning represented by the phrase "including, without limitation." The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions hereof.

1.6 References to Documents and Laws. All defined terms and references in this Agreement or any of the other Loan Documents to any agreement, note, instrument, certificate or other document shall be deemed to refer to all amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements thereof and to all appendices, exhibits or schedules thereto, in each case as the same may be in effect at any and all times such reference becomes operative. All references herein and in any of the other Loan Documents to any Applicable Law shall include all amendments thereof and any successor statute and regulations under any of the foregoing.

                                   ARTICLE II
                           AMOUNT AND TERMS OF CREDIT

2.1  Term Loan Commitment.

(a) On the terms and subject to the conditions hereof, the Lender agrees to loan to Borrower on the Closing Date the principal sum of Ninety Million Dollars ($90,000,000.00) (the "Loan Amount"). Amounts repaid or prepaid may not be reborrowed under this Agreement.

(b) Borrower shall on the date hereof pay to Lender, in consideration of advancing the Loan, the Loan Fee (as defined in Section 2.14(a)), which shall be deemed fully and irrevocably earned and shall be paid in full on the Closing Date from the proceeds of the Loan advances on the Closing Date. That portion of the Loan Fee which is in excess of two percent (2%) of the initial Loan Amount is acknowledged and agreed to be paid in connection with the sale of the Purchase Properties under the Purchase Agreement, insofar as it is acknowledged and agreed that if the purchaser under the Purchase Agreement (which is an affiliate of the Lender) were not willing to enter into the Purchase Agreement and purchase the Purchase Properties pursuant thereto, the Loan would not have been made.

2.2 Note. The Borrower shall execute and deliver to each Lender and Assignee one or more notes to evidence the obligation of the Borrower to repay the Loan Amount together with interest thereon as described herein. The note or notes shall be in principal amounts aggregating to the Loan Amount, dated the Closing Date, and in the form of Exhibit E (collectively, together with any Amendments thereto, the "Note").

2.3 Reliance on Notices. The Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any certificate, notice or other writing believed by the Lender to be genuine. The Lender may assume that each Person executing and delivering such certificate or other writing was duly authorized, unless the responsible individual acting thereon for the Lender has actual knowledge to the contrary.

2.4 Use of Proceeds. Borrower shall use the Loan Amount solely for the purposes and uses and in the amounts set forth in the Sources and Uses Statement.

2.5  Loan Interest and Amortization.

(a) Borrower shall pay in advance on the Closing Date an amount equal to the interest accruing on the Loan from the Closing Date until January 1, 2001. Commencing on February 1, 2001 (the "First Payment Date"), and continuing on the first Business Day of each and every successive calendar month thereafter (each, including the First Payment Date, a "Payment Date") through and including the Payment Date immediately prior to the Maturity Date, Borrower shall pay to Lender monthly payments of accrued interest at the Applicable Interest Rate.

(b) On each Payment Date, the Borrower shall pay to Lender, (i) for application in reduction of the principal balance of the Note, the Minimum Monthly Amortization Amount and (ii) the Additional Fee applicable thereto.

(c) Within thirty (30) days following each Quarterly Payment Date, the Borrower shall pay to Lender, for application pro rata (i) in reduction of the principal balance of the Note and (ii) to the payment of the Additional Fee associated with such reduction, the Available Consolidated Cash Flow for the immediately preceding Fiscal Quarter. Borrower covenants and agrees with Lender that Available Consolidated Cash Flow applicable to each Fiscal Quarter shall be available solely for the application to the Loan as required hereunder. Notwithstanding the thirty (30) day grace period specified hereunder, Borrower acknowledges and agrees that it may only apply Available Consolidated Cash Flow with respect to the immediately preceding Fiscal Quarter to the payment required under this Section 2.5(c) and shall not apply Revenues attributable to periods after the applicable Quarterly Payment Date for such payment.

2.6 Maturity. The entire outstanding principal balance of the Note, together with accrued and unpaid interest, any Additional Fee and any other amounts due under the Note and the other Loan Documents shall be due and payable on December 31, 2003 (the "Maturity Date"), if not sooner paid in full pursuant to Section 2.7.

2.7  Prepayments; Commitment Reductions.

(a) Voluntary Prepayment. Except for required principal amortization pursuant to Section 2.5, Borrower may not prepay all or any part of the principal balance of the Loan until January 1, 2002; provided, that prior to January 1, 2002 the entire then-remaining balance of the Loan may be prepaid in whole, but not in part, upon not less than ten (10) days prior notice in the event, but only in the event, that substantially all of the assets of, or stock and partnership interests in, Holdings and (directly, or indirectly through the transfer of ownership of Holdings) Borrower are sold to a Person (or affiliated group of Persons) not currently affiliated with Holdings and Borrower in a single, bona fide, arms-length transaction, provided that such prepayment is accompanied by the payment of (1) all interest accrued but unpaid on the Loan, (2) all Breakage Costs, if any, with respect to such prepayment, as determined by Lender, (3) the Additional Fee and all other sums due hereunder or under the other Loan Documents through the date of such prepayment, and (4) an additional yield maintenance payment in an amount equal to the interest which would have accrued and become payable on the Loan (had the Loan not been prepaid) covering the period commencing on the date of such prepayment through January 1, 2002 (assuming all Monthly Amortization Amounts had been paid when due during the course of such period, but assuming no other prepayments of the Loan occurred) at a rate of interest equal to the weighted average Applicable Interest Rate from the initial funding of the Loan to the date of such prepayment. On or after January 1, 2002, provided no Event of Default exists, the principal balance of the Note may be prepaid in whole or in part, provided that (i) written irrevocable notice of such prepayment specifying the intended date of prepayment is received by Lender not more than sixty (60) days and not less than ten (10) days prior to the date of such prepayment, (ii) such prepayment must be accompanied by all interest accrued but unpaid on the Loan, (iii) such prepayment must also be accompanied by all Breakage Costs, if any, with respect to such prepayment, as determined by Lender, and (iv) such prepayment must also be accompanied by the Additional Fee and all other sums due hereunder or under the other Loan Documents through the date of such prepayment. Notwithstanding anything to the contrary herein or in the Note, any notice of prepayment pursuant to this Section 2.7(a) shall be irrevocable and the principal balance of the Note specified for prepayment in such notice shall be absolutely and unconditionally due and payable on the date specified in such notice, unless (i) Borrower revokes such notice of prepayment in writing at least five (5) days prior to the date designated as the prepayment date in such notice of prepayment, and (ii) pays all of Lender's costs and expenses incurred related to such prospective prepayment.

(b)  Mandatory Prepayment.

(i) Asset Dispositions. In the event of receipt by any Borrower Group Member of Asset Disposition Net Proceeds, the Borrower shall prepay the Loan and the Additional Fee associated with such prepayment on the Business Day on which such Asset Disposition Net Proceeds are received.

(ii) Casualty. In the event of receipt by any Borrower Group Member of any Loss Proceeds, the Borrower shall prepay the Loan to the extent required by
     Section 7.3 hereof.

(iii)Issuance of Debt. Subject to Section 7.20, Borrower shall obtain Lender's prior written approval prior to the issuance of any Indebtedness other than Permitted Debt, which approval may be withheld by Lender in its sole and absolute discretion. If any Indebtedness shall be issued or incurred by any Borrower Group Member, other than Trade Payables included as Permitted Debt, Borrower shall cause an amount equal to 100% of the proceeds of such Indebtedness, net of reasonable loan expenses approved by Lender in writing in its sole discretion, to be applied on the date of such issuance or incurrence toward the prepayment of the Loan and the Additional Fee associated with such prepayment; provided, that the proceeds of the refinancing of the Birch Run Property, including but not limited to any portion of such proceeds which are used to repay the Prime Note made and given by Birch Run Outlets, L.L.C., shall not immediately be used to prepay the Loan but instead shall be deposited into the Other Deposit Account for application as provided in Article XII of this Agreement (i.e., for the funding of the debt service and reserves, and disbursements into the Borrower's Operating Account for application for purposes set forth in the Approved Operating Budget), provided that any unexpended portion of such proceeds at the end of a given month shall not be included in the ACCF Set-Aside until the end of the calendar quarter in which the refinancing of the Birch Run Property occurs, at which time any remaining unexpended proceeds shall be included in the ACCF Set-Aside and applied as provided in
     Article XII to (i) the prepayment of the Loan and the payment of the Additional Fee associated with such prepayment, as part of Available Consolidated Cash Flow, and (ii) the replenishment of the Working Capital Reserve as provided in Article XII.

(iv) Puerto Rico Loan Advance. Borrower shall use commercially reasonable efforts to qualify and to cause the relevant Borrower Group Members to qualify for the advance of up to an additional $5,000,000 (the "Puerto Rico Loan Advance") under the Puerto Rico Mortgage and the loan documents associated therewith, and upon such qualification to draw upon the maximum available amount of the Puerto Rico Loan Advance, whereupon the proceeds of such advance shall be applied on the date of such advance toward the prepayment of the Loan and the Additional Fee associated with such prepayment.

(v) Schedule V Covenants. Borrower shall observe and perform the covenants and agreements set forth in Schedule V attached hereto and made a part hereof (the "Schedule V Covenants").

(c) Application of Payments. Each prepayment pursuant to Section 2.7(b) shall be applied to the installments due under the Loan in inverse order of maturity and in accordance with Section 2.10.

(d) Breakage Costs. Borrower agrees to indemnify, defend and protect Lender and to hold Lender harmless from and against any loss or expense which Lender sustains or incurs as a consequence of (i) any prepayment (whether voluntary or mandatory) of the Loan (A) on a day which is the Payment Date if Borrower did not give the prior written notice of such prepayment required pursuant to the terms of this Agreement or (B) on any day that is not the Payment Date, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it based on the LIBOR Rate (or similar rate) and (ii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Applicable Interest Rate to the Adjusted Treasury Rate with respect to any portion of the outstanding principal amount of the Loan on a date other than a Payment Date, including, without limitation, such loss or expenses arising from interest or fees payable by Lender to lenders of funds obtained by it based on the LIBOR Rate (or similar rate)(the amounts referred to in clauses (i) and (ii) are herein referred to collectively as the "Breakage Costs").

(e) Silverthorne/Lebanon Transaction. Lender hereby consents to the addition of that certain property known as Prime Outlets at Lebanon (the "Lebanon Property") as collateral under the Senior Megadeal Loan in exchange for the release of that certain property known as Prime Outlets at Silverthorne (the "Silverthorne Property") as collateral from the Senior Megadeal Loan and the subsequent sale of such property (the "Silverthorne/Lebanon Transaction") only so long as all of the following conditions have been satisfied: (i) the Senior Megadeal Lender has approved the substitution of the Lebanon Property for the Silverthorne Property; (ii) the sale of the Silverthorne Property is conducted in accordance with the terms and conditions of that certain Real Estate Sale Agreement for Commercial Real Property dated as of November 3, 2000 by and between The Prime Outlets at Silverthorne Limited Partnership and Denman Investment Corporation and Former TCE LLC (the "Siverthorne Contract"); (iii) the loan from Key Bank encumbering the Lebanon Property is paid off with the proceeds from the sale of the Silverthorne Property and any excess proceeds are used to pay down this Loan; and (iv) the net disposition proceeds from the sale of the Silverthorne Property following the pay down of the Lebanon Property are at least $12,000,000, such that at least $12,000,000 are available and used to repay the Loan and Additional Fees associated with such repayment.

2.8  Interest and Applicable Margin.

(a) The Borrower shall pay accrued interest on the Loan to the Lender in accordance with Section 2.5(a) based on the Applicable Interest Rate. Adjustments to the Applicable Interest Rate in connection with changes in the LIBOR Rate shall be made on the LIBOR Adjustment Date.

(b) If any payment on the Loan becomes due and payable on a day other than a Business Day, such payment shall be due on the immediately succeeding Business Day.

(c) All computations of fees calculated on a per annum basis and of the Applicable Interest Rate shall be made by the Lender on the basis of a 360 day year for the actual number of days elapsed. Each determination by the Lender of the Applicable Interest Rate and fees hereunder shall be conclusive, absent manifest error.

(d) If an Event of Default shall have occurred and be continuing, the Applicable Interest Rate shall be increased by five percent (5%) per annum above the Applicable Interest Rate (the "Default Rate"). Interest at the Default Rate shall automatically accrue from the initial date of such Event of Default until all Events of Default are cured or waived and shall be payable upon demand. Interest at the Default Rate shall be added to the Loan Amount, and shall be deemed secured by the Security Documents and the other Loan Documents. This Section 2.8(d), however, shall not be construed as an agreement or privilege to extend any Payment Date, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.
(e) If any sum payable under this Agreement, the Note or any other Loan Document is not paid on or before the fifth (5th) day after such amount is due, the Borrower shall pay to the Lender upon demand an amount equal to the lesser of five percent (5.0%) of such unpaid sum or, if Section 2.8(f) applies, the maximum amount permitted under such section, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and such amount shall be secured by the Security Documents and the other Loan Documents.

(f) Notwithstanding anything to the contrary set forth in this Section 2.8, if the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lender is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the date hereof as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 2.8(a) through (e) above unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by the Lender pursuant to the terms hereof exceed the amount which the Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 2.8(f), a court of competent jurisdiction shall finally determine that the Lender has received interest hereunder in excess of the Maximum Lawful Rate, the Lender shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in Section 2.10 and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

2.9 Payments. All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrower hereunder or under any other Loan Document shall be payable on or before 3:00 p.m., New York time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to the Lender in funds settled through the New York Clearing House Interbank Payment System or other funds immediately available to Lender on the date such payment is due, at the Lender's office in New York City, New York or such other location in the United States specified in writing by the Lender, without set off, recoupment, counterclaims or any other deduction of any nature. Payments received after 3:00 p.m., New York time, on any Business Day shall be deemed to have been received on the following Business Day.

2.10     Application and Allocation of Payments.

(a) As long as no Default or Event of Default shall have occurred and be continuing, all payments shall be applied in the following order: (i) to pay the Lender's reasonable fees and expenses (including late fees and costs of collection and amounts expended in connection with the sale or administration of the Collateral and protective advances pursuant to this Agreement or the other Loan Documents), (ii) then to accrued but unpaid interest and (iii) then to reduction of the outstanding principal balance of the Loan (in the inverse order of maturity, whether or not then due). As to all payments made when a Default or an Event of Default shall have occurred and be continuing, the Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of the Borrower, and the Borrower hereby irrevocably agrees that the Lender shall have the continuing exclusive right to apply any and all such payments against the Obligations in such order and manner as the Lender may deem advisable notwithstanding any previous entry by the Lender in any books or records.

(b) Except with respect to the Indebtedness listed on Schedule 10.5 (and then only if the Section 10.5 Conditions are satisfied), the Lender is authorized to, and at Lender's sole election may, charge to the Loan balance on behalf of the Borrower and cause to be paid (W) all fees, expenses, charges, costs (including insurance premiums in accordance with Section 7.2) and interest, other than principal of the Loan, owing by the Borrower under this Agreement or any of the other Loan Documents if and to the extent the Borrower fails to promptly pay any such amounts as and when due, even if such charges would cause the balance of the Loan to exceed the Loan Amount, (X) any Indebtedness of any Borrower Group Member which is in default, is past due or the non-payment of which would allow the holder of such Indebtedness to retain, seize or foreclose on the obligor's or any other Borrower Group Member's cash or other assets, (Y) any Indebtedness as to which the holder has become entitled to retain or apply excess cash flow otherwise to be made available to any Borrower Group Member, whether due to a failure to satisfy a financial covenant or test or otherwise, and (Z) any other obligation or Indebtedness of any Borrower Group Member pursuant to which any Borrower Group Member has received a notice of default and is not contesting such default in good faith and with reasonable diligence or as to which the creditor has obtained a judgment. If Lender makes any payments set forth in the preceding sentence, Lender shall be subrogated to the rights of any creditor so paid. At the Lender's option and to the extent permitted by law, any advances so made shall constitute part of the Loan hereunder, and shall bear interest at the lesser of (such rate being the "Payoff Rate") (a) 20% per annum or (b) the Maximum Lawful Rate, and Borrower shall additionally pay to Lender on the date of any such advance a fee of 3.5% of the amount of any such advance under this
Section 2.10(b) (collectively, the "Protective Advance Default Rate"). The circumstances described in (W), (X), (Y) and/or (Z) above being collectively referred to as the "Payoff Events").

2.11 Loan Account and Accounting. The Lender shall maintain a loan account (the "Loan Account") on Lender's books in which Loan Account Lender will record all payments made by the Borrower, and all other debits and credits as provided in this Agreement with respect to the Loan or any of the other Obligations. All entries in the Loan Account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on the Lender's most recent printout or other written statement, shall be final, binding and conclusive upon the Borrower, absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect the Borrower's duty to pay the Obligations. Notwithstanding any provision herein contained to the contrary, the Lender may elect (which election may be revoked) to dispense with the issuance of a Note and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

2.12     Taxes.

(a) Any and all payments by the Borrower hereunder or under any other Loan Document shall be made, in accordance with this Section 2.12, free and clear of and without deduction or withholding for or on the account of any and all present or future Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) the Lender receives an amount equal to the sum Lender would have received had no such deductions been made,
(ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with Applicable Law. As promptly as possible, but in any case within fifteen
(15) days after the date of any payment of such Taxes, the Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof or, if such receipt is not available, other evidence of such payment reasonably satisfactory to the Lender.

(b) Borrower and Guarantors shall jointly and severally indemnify and pay the Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by the Lender and any liability (including, without limitation, penalties, interest, additions thereto and expenses) arising therefrom or with respect thereto. The agreements in this Section 2.12 shall survive the termination of this Agreement and the repayment of the Loan and all other amounts payable hereunder and shall survive until the statute of limitations with respect to any such Taxes.

2.13     Capital Adequacy; Increased Costs; Illegality.

(a) If the Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by the Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the date hereof, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by the Lender and thereby reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder, then the Borrower shall from time to time upon demand by the Lender pay to the Lender additional amounts sufficient to compensate the Lender for such reduction. A certificate as to the amount of that reduction and showing in reasonable detail the basis of the computation thereof submitted by the Lender to the Borrower shall, absent manifest error, be final, conclusive and binding for all purposes. If the Lender becomes entitled to claim any additional amounts pursuant to this Section 2.13, it shall provide written notice thereof, as soon as reasonably practicable, to Borrower of the event by reason of which it has become so entitled.

(b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the date hereof, there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any Loan, then the Borrower shall from time to time, upon demand by such Lender, pay to the Lender additional amounts sufficient to compensate the Lender for such increased cost. A certificate as to the amount of such increased cost showing in reasonable detail the computation thereof submitted to the Borrower by the Lender, shall be conclusive and binding on the Borrower for all purposes, absent manifest error. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall provide written notice thereof, as soon as reasonably practicable, to Borrower of the event by reason of which it has become so entitled.

(c) Anything herein to the contrary notwithstanding, if (i) on any date on which the LIBOR Rate would otherwise be set, Lender shall have determined in good faith (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or
(ii) at any time Lender shall have determined in good faith (which determination shall be conclusive absent manifest error) that the making, maintenance or funding of any part of the Loan based on the LIBOR Rate has been made impracticable or unlawful by compliance by Lender in good faith with any law or guideline or interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof or with any request or directive of any such Governmental Authority (whether or not having the force of law); then and in any such event, Lender may notify Borrower of such determination (any such notice being referred to herein as a "Treasury Rate Notice"). Upon such date as shall be specified in such Treasury Rate Notice (which shall not be earlier than the date such Treasury Rate Notice is given) the obligation of Lender to charge interest to Borrower at the LIBOR Rate shall be suspended until Lender shall have later notified Borrower of Lender's determination in good faith (which determination shall be conclusive absent manifest error) that the circumstances giving rise to such previous determination no longer exist. If Lender gives Borrower a Treasury Rate Notice, the LIBOR Rate shall automatically be converted to the sum of the Treasury Rate plus the LIBOR To Treasury Spread (such sum being the "Adjusted Treasury Rate"), and the Loan shall bear interest at a rate of interest per annum equal to the greater of (i) the Adjusted Treasury Rate from time to time as determined by Lender plus 9.5%, and (ii) the Applicable Interest Rate in effect at the time Lender delivers the Treasury Rate Notice (in either case rounded up, if necessary, to the nearest one-eighth percent (.125%)). The Loan shall continue to bear interest at the rate of interest set forth in the preceding sentence until Lender determines that the Applicable Interest Rate can be determined based on the LIBOR Rate in accordance with the provisions of this Agreement.

2.14     Fees.

(a) In consideration of Lender agreeing to make the Loan to the Borrower, the Borrower shall pay to the Lender on the Closing Date pursuant to Section 2.1(b), a fee equal to $5,100,000.00 (the "Loan Fee").

(b) Borrower acknowledges and agrees that at the option of Lender, the Loan may be serviced by a servicer/trustee (the "Servicer") selected by Lender and Lender may delegate all or any portion of Lender's responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement ("Servicing Agreement") between Lender and Servicer. Borrower shall be responsible for the payment of the servicing fees of any Servicers engaged by Lender, payable in equal monthly installments on the first day of each month. Such servicing fees shall not exceed $150,000 per annum, but Borrower shall be responsible for the same regardless of whether they exceed such amount. Any action taken or inaction by the Servicer pursuant to this Agreement and the Loan Documents shall be binding to the same extent as if taken by Lender, and Borrower shall be entitled to rely on all actions and directions given by Servicer with respect to all matters concerning the Loan and Loan Documents unless and until Borrower receives contrary written instructions from the Lender.

(c) As a material inducement to Lender to make the Loan to Borrower upon the terms set forth herein, the Borrower shall pay to the Lender an additional fee (the "Additional Fee") equal to four percent (4%) of the Loan Amount (exclusive of advances under Section 2.10(b)), which fee shall be earned in full on the Closing Date, but shall be payable on the earlier of (i) the Maturity Date or such earlier date as the Loan shall become due and payable, whether by acceleration or otherwise, or (ii) payment in full or in part of the Loan, whether by prepayment or otherwise. Any prepayment or required payment of Loan principal hereunder, including without limitation any mandatory payments or prepayments under Section 2.5 hereof, shall be accompanied by a pro rata portion of the Additional Fee on the amount prepaid. The Additional Fee is deemed earned in full on the Closing Date notwithstanding the timing of its required payment as herein provided above. Borrower acknowledges that Lender would not otherwise be willing to make the Loan upon the terms set forth herein, but for Borrower's covenant to pay the Additional Fee.

(d) Borrower shall also pay any Schedule V Fees set forth on Schedule V attached hereto and made a part hereof as and when the same shall become due and owing.

2.15 Working Capital Reserve. Borrower shall at all times maintain a reserve account (which shall be a Sub-Account of the Operating Account) in which there shall at all times be deposited no less than $4,000,000.00 (the "Working Capital Reserve"); provided, however, that such amount may be reduced during each Fiscal Quarter by any permitted expenditures from such account, as set forth in the Approved Operating Budget, so long as the Working Capital Reserve is replenished to no less than $4,000,000.00 within thirty (30) days following the end of such Fiscal Quarter in accordance with this Section and Section 12.3. Without Lender's prior written consent, Borrower shall not use funds held in the Working Capital Reserve for any expenses other than expenses provided for in the Approved Operating Budget. Within thirty (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender, specifying the application of any funds withdrawn from the Working Capital Reserve during such Fiscal Quarter. Lender shall also have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9.

2.16 Marketing Reserve. Borrower shall at all times maintain a reserve account with the Depository (the "Marketing Reserve Deposit Account") in which Borrower shall deposit or cause to be deposited pursuant to Section 12.3, all payments or other contributions by tenants and others made for the purpose of promotion or marketing for the Expanded Properties, or for any similar purpose, howsoever described in the Leases or otherwise (the "Marketing Reserve Payments").
Borrower shall at all times maintain or cause to be maintained one or more segregated accounts to hold all disbursements of funds from the Marketing Reserve Deposit Account (collectively, the "Marketing Reserve Operating Account"). Borrower shall cause all Marketing Reserve Payments with respect to any Expanded Property to be used solely for marketing and promotional purposes consistent with their intended purpose as set forth in the Leases and the other Material Agreements governing the same. Within thirty (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender, specifying the application of any funds withdrawn from the Marketing Reserve Operating Account. Lender shall also have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9.

2.17 Current Trade Payables Reserve. Borrower shall establish and maintain a reserve account with the Depository (the "Trade Payables Reserve Deposit Account") in which Borrower shall deposit or cause to be deposited on the Closing Date an amount equal to those trade payables currently outstanding and set forth in the attached Exhibit L (the "Unpaid Trade Payables"). Borrower will cause the Unpaid Trade Payables to be paid in full and satisfied within thirty
(30) days after the Closing Date. Promptly upon Borrower's written request accompanied by payment information and other supporting evidence as Lender may reasonably require, and otherwise without such request by Borrower at Lender's discretion, funds in the Trade Payables Reserve Deposit Account shall be disbursed directly to the Persons owed such Unpaid Trade Payables, or, at Lender's sole option, to Borrower or by joint payment to Borrower and such Person owed the Unpaid Trade Payable, in each case for the sole purpose of paying such Person owed the Unpaid Trade Payable. Within thirty (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender, specifying the application of any funds withdrawn from the Trade Payables Reserve Deposit Account. Lender shall also have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9.

                                  ARTICLE III
                        COLLATERAL AND SECURITY DOCUMENTS

3.1 Security Interest. The Loan shall be evidenced by the Note and secured by the following, all dated and delivered as of the Closing Date

(a) that certain pledge agreement given by Borrower to Lender constituting a perfected pledge and assignment of all of Borrower's (i) membership interests in Prime Retail Capital I, L.L.C. ("Capital I") and Prime Bellport Land, L.L.C. ("Bellport LLC") and (ii) partnership interests (whether as a general partner or as a limited partner or in both capacities) in the following partnerships:
Outlet Village of Hagerstown Limited Partnership, Buckeye Factory Shops Limited Partnership, Shasta Outlet Center Limited Partnership, Latham Factory Stores Limited Partnership, The Prime Outlets at Calhoun Limited Partnership, Carolina Factory Shops Limited Partnership, The Prime Outlets at Lee Limited Partnership, Sun Coast Factory Shops Limited Partnership, Prime Northgate Plaza Limited Partnership, Melrose Place, Ltd., Prime Warehouse Row Limited Partnership, Outlet Village of Puerto Rico Limited Partnership S.E. ("Puerto Rico LP"), Outlet Village of Lebanon Limited Partnership, Chesapeake Development Limited Partnership and Prime Outlets at San Marcos II Limited Partnership; (together with any Amendments thereto, collectively, the "Borrower Pledge Agreement");

     (b) that certain Stock Pledge Agreement (the "Stock Pledge Agreement") given by Holdings to Lender constituting a perfected pledge and assignment of all of Holdings' stock of Prime Retail Finance IV, Inc. ("Prime IV"), Prime Retail Finance IX, Inc. and Prime Retail Finance XI, Inc.;

(c) that certain pledge agreement given by Holdings to Lender constituting a perfected pledge and assignment of all of Holdings' partnership interests (whether as a general partner or as a limited partner or in both capacities) in The Prime Outlets at Edinburgh Limited Partnership, Outlet Village of Hagerstown Limited Partnership, Sun Coast Factory Shops Limited Partnership, Prime Northgate Plaza Limited Partnership, Melrose Place, Ltd., Prime Warehouse Row Limited Partnership, Outlet Village of Lebanon Limited Partnership, Chesapeake Development Limited Partnership and Prime Outlets at San Marcos II Limited Partnership (together with any Amendments thereto, collectively, the "Holdings Pledge Agreement");

(d) that certain pledge agreement given by Capital I to Lender constituting a perfected pledge and assignment of all of its limited partnership interests in Coral Isle Factory Shops Limited Partnership, Gulf Coast Factory Shops Limited Partnership, San Marcos Factory Stores, Ltd., Triangle Factory Stores Limited Partnership, Florida Keys Factory Shops Limited Partnership, Gainesville Factory Shops Limited Partnership, The Prime Outlets at Silverthorne Limited Partnership, Kansas City Factory Shops Limited Partnership, Huntley Factory Shops Limited Partnership, Magnolia Bluff Factory Shops Limited Partnership, Loveland Factory Shops Limited Partnership and Gulfport Factory Shops Limited Partnership (together with any Amendments thereto, collectively, the "Capital I Pledge Agreement");

(e) that certain pledge agreement given by Outlet Village of Hagerstown Limited Partnership ("Hagerstown LP") to Lender constituting a perfected pledge and assignment of all of Hagerstown LP's membership interests in Prime Retail Finance VI, L.L.C. (together with any Amendments thereto, collectively, the "Finance VI Pledge Agreement");

(f) that certain pledge agreement given by Bellport LLC to Lender constituting a perfected pledge and assignment of all of Bellport LLC's partnership interests in MG Long Island Limited Partnership (together with any Amendments thereto, collectively, the "Bellport Pledge Agreement");

(g) that certain pledge agreement given by Prime Warehouse Row Limited Partnership ("Warehouse LP") to Lender constituting a perfected pledge and assignment of all of Warehouse LP's partnership interests in Market Street, Ltd. and Warehouse Row, Ltd., as applicable, to be delivered in accordance with
Section 7.19 hereof (together with any Amendments thereto, collectively, the "Warehouse Row Pledge Agreement");

(h) that certain pledge agreement given by Chesapeake Development Limited Partnership ("Chesapeake") to Lender constituting a perfected pledge and assignment of all of Chesapeake's limited partnership interests in Outlet Village of Lebanon Limited Partnership (together with any Amendments thereto, collectively, the "Chesapeake Pledge Agreement");

(i) that certain Indemnity Deed of Trust, Security Agreement and Assignment of Leases and Rents given by Hagerstown LP encumbering that certain property in Hagerstown, Maryland commonly known as Prime Outlets at Hagerstown (together with any Amendments thereto, collectively, the "Hagerstown Third Mortgage");

(j) that certain Negative Pledge Agreement given by Prime Retail Finance, Inc. ("Prime Retail Finance") to Lender with respect to Prime Retail Finance's general partnership interest in the San Marcos Factory Stores, Ltd., Gulf Coast Factory Shops Limited Partnership, Ohio Factory Shops Partnership, Triangle Factory Stores Limited Partnership and Coral Isle Factory Shops Limited Partnership (together with any Amendments thereto, collectively, the "Prime Retail Finance Negative Pledge Agreement");

(k) that certain Negative Pledge Agreement given by Prime Retail Finance II, Inc. ("Prime II") to Lender with respect to Prime II's general partnership interest in the Grove City Factory Shops Partnership, Castle Rock Factory Shops Partnership, Loveland Factory Shops Limited Partnership, The Prime Outlets at Silverthorne Limited Partnership, Magnolia Bluff Factory Shops Limited Partnership, Gulfport Factory Shops Limited Partnership, Huntley Factory Shops Limited Partnership, Kansas City Factory Shops Limited Partnership, Gainesville Factory Shops Limited Partnership and Florida Keys Factory Shops Limited Partnership (together with any Amendments thereto, collectively, the "Prime II Negative Pledge Agreement");

(l) that certain Negative Pledge Agreement given by Borrower to Lender with respect to Borrower's general partnership interests in the San Marcos Factory Stores, Ltd., Gulf Coast Factory Shops Limited Partnership, Loveland Factory Shops Limited Partnership, The Prime Outlets at Silverthorne Limited Partnership, Magnolia Bluff Factory Shops Limited Partnership, Gulfport Factory Shops Limited Partnership, Huntley Factory Shops Limited Partnership, Kansas City Factory Shops Limited Partnership, Triangle Factory Shops Limited Partnership, Coral Isle Factory Shops Limited Partnership, Gainesville Factory Shops Limited Partnership and Florida Keys Factory Shops Limited Partnership (together with any Amendments thereto, collectively, the "Prime LP Negative Pledge Agreement");

(m) UCC-1 financing statements executed by each of Borrower, Holdings, Capital I, Bellport LLC, Warehouse LP, Chesapeake and Hagerstown LP covering their respective stock, partnership and/or membership interests pledged pursuant to their respective Pledge Agreements, UCC-1 financing statement fixture filing executed by Hagerstown LP with respect to the Hagerstown Third Mortgage and UCC-1 financing statements executed by each of Borrower, Prime II and Prime Retail Finance with respect to the Negative Pledge Agreements (dated and filed of record prior to the Closing Date, the "Financing Statements");

(n) that certain Operating Account Agreement executed by Borrower to Lender substantially in the form of Exhibit P attached hereto (together with any Amendments thereto, collectively, the "Operating Account Agreement");

(o) that certain Marketing Reserve Agreement executed by Borrower to Lender substantially in the form of Exhibit P attached hereto (together with any Amendments thereto, collectively, the "Marketing Reserve Agreement");

(p) that certain Omnibus Cash Flow Pledge Agreement executed by each of the Borrower Group Members to Lender substantially in the form of Exhibit Q attached hereto (together with any Amendments thereto, collectively, the "Omnibus Cash Flow Pledge Agreement");

(q) that certain Omnibus Negative Pledge Agreement executed by each of the Borrower Group Members substantially in the form of Exhibit S attached hereto (together with any Amendments thereto, collectively, the "Omnibus Negative Pledge Agreement");

(r) the Lockbox Agreement;

(s) the Organizational Document Amendments;

(t) such other collateral and security from the Loan Parties as Lender may require, including any collateral from time to time granted to Lender pursuant to Section 7.20 hereof.

         The Pledge Agreements, the Negative Pledge Agreements, the Financing Statements, the Hagerstown Third Mortgage and the Lockbox Agreement, together with any and all other assignments, pledges, documents, and agreements now or hereafter executed in connection herewith and evidencing or securing the Loan and any Amendments to any of the foregoing are referred to herein collectively as the "Security Documents". The property assigned, pledged, transferred and/or encumbered by the Security Documents together with any and all other property securing payment and/or performance by one or more of the Loan Parties of the Obligations is referred to herein collectively as the "Collateral".

3.2 Obligations Secured. The Security Documents and the grants, assignments, pledges, encumbrances and transfers made thereunder are given for the purpose of securing payment of the Debt and for the purpose of securing the following (the "Other Obligations"):

(a) the performance of all other obligations of the Loan Parties contained herein or in the other Loan Documents;

(b) the performance of each obligation of the Borrower Group Members contained in any other agreement given by any Borrower Group Member to Lender for the purpose of further securing the obligations evidenced or secured hereby, and any Amendments thereto; and

(c) the performance of each obligation of any Borrower Group Member contained in any Amendment of all or any part of the Loan Documents.

                  The Debt and the Other Obligations shall be referred to collectively herein as the "Obligations."

3.3 Advances to Protect Collateral. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including all rent payable by any Borrower Group Member to any landlord of any premises where any of the Collateral may be located) and any and all Taxes shall be borne and paid by such Loan Party. The Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults for which such Borrower Group Member has received written notice and is not contesting in good faith under any of the Material Agreements or advances to pay Taxes, insurance and the like and all such advances shall become part of the Obligations owing to the Lender hereunder and all such advances to cure such defaults shall be payable to the Lender on demand, with interest thereon from the date of such advance until paid at the Protective Advance Default Rate. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, if (i) Borrower requires funding of payments due in respect of the Senior Loan for the Bellport I Property, and requests that Lender advance such payments to Borrower for such purpose, and (ii) Lender, while not obligated to make any such advances, elects in its sole and absolute discretion to do so, then (iii) such advances shall be treated as additional advances of principal under the Loan, shall increase the principal balance of the Loan accordingly, and shall accrue interest at the Applicable Interest Rate, rather than at the Protective Advance Default Rate.

3.4 Benefit of the Liens. All Liens contemplated hereby or by the other Loan Documents shall be for the benefit of the Lender, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms provided herein.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

                  As a material inducement to Lender to make the Loan, Borrower hereby represents and warrants to Lender that Borrower has satisfied (except to the extent specifically waived in writing by Lender) all of the conditions precedent set forth in this Article IV, and Borrower acknowledges that Lender would not fund the Loan unless all of such conditions precedent were satisfied by the Closing Date or otherwise waived in writing by Lender on the Closing Date.

4.1      Loan Documents.  Lender shall have received:

(a)      this Agreement duly executed by all parties hereto;

(b)      the Note duly executed by Borrower and made payable to the Lender;

(c)      the Lockbox Agreement duly executed by all parties thereto;

(d)  the Environmental Indemnity Agreement duly executed by all parties thereto;

(e)      the Pledge Agreements duly executed by all parties thereto;

(f) the Guaranty duly executed by Holdings, Capital I and the other Subsidiary Guarantors;

(g)      the Warrant duly executed by all parties thereto;

(h)      the Hagerstown Third Mortgage duly executed by all parties thereto;

(i)      the Financing Statements;

(j) the Collateral Assignment of Interest Rate Protection Agreement duly executed by all parties thereto; and

(k)      such other documents as the Lender may reasonably request.

4.2      Other Closing Requirements.

(a) Appraisals, Title and Survey. Lender shall have received copies, with respect to each of the Properties specified by Lender, of (i) appraisals (in form and substance satisfactory to Lender) of each such Property conducted by an appraiser satisfactory to Lender, (ii) title commitments or title insurance policies with respect to each of the Properties satisfactory to Lender and (ii) surveys with respect to each of the Properties satisfactory to Lender.

(b) Tenant Estoppel Certificates. Lender shall have received estoppel certificates, in form and substance satisfactory to Lender, from (i) the four largest tenants at each of the Properties and (ii) any tenant occupying 7500 or more square feet at any Property, in each case, as shown on the Current Rent Roll.

(c) UCC Financing Statements; UCC Lien Searches. Lender shall have received (i) initial reports for UCC-1 financing statement and continuation statement searches in relation to each of the Loan Parties, conducted in each of the locations where such entities were organized or formed and where the Properties are located and as may be otherwise designated by Lender in Lender's reasonable discretion, with an effective date not more than thirty (30) days prior to the Closing Date, in substance satisfactory to Lender, and showing no UCC-1 financing statements or continuation statements in the public records evidencing any liens on the Properties (other than Permitted Liens) and the Collateral and
(ii) updated reports for the searches described in subsection (i) above with an effective date not more than five (5) days prior to the Closing Date, in substance satisfactory to Lender, and showing no Liens other than Permitted Liens with respect to the Properties or the Collateral and showing the Permitted Liens with respect to the Collateral as the only filings in the public records evidencing a lien or security interest in the Collateral.

(d) Other Lien Searches. Lender shall have received reports for federal tax lien, bankruptcy, state tax lien, judgment and pending litigation searches in relation to each of the Loan Parties in form and substance satisfactory to Lender. Such searches shall have been conducted in each of the locations where such entities were organized or formed and where the Properties are located and as may be otherwise designated by Lender in Lender's reasonable discretion and shall be dated not more than thirty (30) days prior to the Closing Date, and, by executing this Agreement, Borrower shall be deemed to have certified that no events that would otherwise be disclosed in such reports have occurred between the date of the reports and the Closing Date.

(e) Delivery of Organizational Documents. Borrower shall deliver or cause to be delivered to Lender copies, certified by the Secretary or Assistant Secretary of each of the respective Loan Parties or their respective general partners or administrative members, of all Organizational Documents of each Loan Party and/or documentation with respect to each Loan Party evidencing formation, structure, existence, good standing and/or qualification to do business, as Lender may request, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and approving the Loan Documents and incumbency certificates, all in form and substance satisfactory to Lender.

(f) Opinions of Counsel to Borrower and Holdings. Borrower shall provide, at Borrower's expense, an opinion of legal counsel in form and substance satisfactory to Lender to the effect that: (a) the Loan Documents have been duly authorized, validly executed and delivered by each of the respective Borrower Group Members party thereto, and each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms; (b) each of the Borrower Group Members party to the Loan Documents has been duly formed and has all requisite authority to enter into the Loan Documents, and has taken all requisite action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party; (c) each of the Pledge Agreement creates the liens it purports to create on the Collateral described therein and the rights of the Lender thereto is subject to no prior liens other than those expressly consented to in writing by Lender; (d) the Lockbox Agreement creates a valid and perfected first priority lien upon the Account Collateral; (e) the Financing Statements create a valid and perfected security interest prior in right to all subsequently filed security interests in the Collateral described therein; (f) the interest rate terms of the Loan do not violate any applicable usury laws;
(g) the terms and provisions of the Loan Documents do not conflict with the terms and provisions of any of the Material Agreements; (h) the terms and provisions of the Loan Documents shall be governed by and construed under the laws of the State of New York; (i) the authorized capital stock of Holdings is as set forth in Section 5.3 below and Holdings has reserved from its authorized and unissued shares of Common Stock a sufficient number of shares to permit the Warrants to be exercised in full, which shares have not been reserved for any other purpose (such opinion is based on a certificate from Holdings's transfer agent as to the number of shares of Common Stock outstanding and on a certificate of the corporate secretary of Holdings as to the board resolutions under which Common Stock has been reserved for issuance); (j) the shares of Common Stock issued upon exercise of the Warrant, when issued in accordance with the terms and conditions of the Warrant, will be duly authorized, validly issued, fully paid and non-assessable and will have been issued without violation of any preemptive rights; (k) neither the issuance of the Warrant, nor the issuance of the shares of Common Stock issuable upon the exercise thereof, will be required to be registered under the Securities Act or the securities laws of any state; and (l) such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request. Furthermore, Borrower covenants to provide to Lender, at Borrower's expense, within one month from the Closing Date, an opinion of local legal counsel from the states of Tennessee, Texas, Colorado, Maryland, Arizona, Virginia and Pennsylvania, respectively, with respect to such matters not covered in the legal opinion rendered by Borrower's counsel as of the Closing Date with respect to the aforementioned matters.

(g) Lender's Expenses; Loan Fee. Lender shall have received reimbursement for all Lender's Expenses and Borrower shall have paid to Lender the Loan Fee.

(h) Unsecured Loans. (i) All Indebtedness of the Borrower Group Members other than the Permitted Debt (including those owing to any of (a) Greenwich Capital Financial Products, Inc., (b) Capital Company of America (other than with respect to the Bridge Loan), (c) FBR Asset Investment Corporation and (d) Mercantile-Safe Deposit & Trust Company (except with respect to the Hagerstown, Maryland loan included in the description of the Senior Loans)) shall be paid in full and the commitments to lend thereunder terminated. Lender and the respective obligor (and any guarantors) under each such Indebtedness shall have received a complete release from the relevant lender in form and substance satisfactory to Lender and (ii) after giving effect to the application of the Loan Amount, the Borrower Group Members shall not have any Indebtedness (other than Permitted Debt).

(i) Senior Loans. Lender shall have received from each Senior Lender an estoppel certificate substantially in the form of Exhibit O.

(j)      Intentionally deleted.

(k) No Cross-Defaults. Except as set forth on Schedule 4.2(k), each existing default or event of default under any Material Agreement shall have been cured or waived to Lender's satisfaction, and, after giving effect to the transactions contemplated by this Agreement, no default or event of default under any Material Agreement shall have occurred.

(l) No Material Adverse Effect. No event or series of events shall have occurred which has had or is reasonably likely to have a Material Adverse Effect.

(m) No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or threatened, which in Lender's judgment would enjoin, prohibit or restrain, or impose or result in any Material Adverse Effect.

(n) No Casualty or Condemnation. No casualty has occurred or condemnation proceeding has been initiated, which in Lender's sole discretion, would have a Material Adverse Effect.

(o) Purchase Agreement. The closing of the sale of the Purchase Properties under the Purchase Agreement shall be completed.

4.3 Additional Deliveries. Lender shall have received, reviewed and approved the items listed on Schedule II attached hereto, each in form and substance satisfactory to Lender (the "Required Items").

4.4      Intentionally Omitted.

4.5 Details, Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Lender and the Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Lender, as the Lender may from time to time request.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants to the Lender that the statements set forth in this Article V, after giving effect to the closing of the transactions contemplated hereby, shall be true, correct and complete as of the Closing Date.

5.1      Organization and Qualification.

(a) Each Borrower Group Member is duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation. Each Borrower Group Member is duly qualified to do business and in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification other than such jurisdiction in which the failure to receive or maintain such qualification would not have a Material Adverse Effect.

(b) Each Borrower Group Member has delivered true and correct copies of all Organizational Documents and Amendments thereto of each such Borrower Group Member to Lender.

(c) Each Borrower Group Member has provided to Lender a true and correct description of each Borrower Group Member's ownership structure and the ownership structure of the Expanded Property Owners, a true and correct copy of which is attached hereto as 5.1(c), setting forth all Borrower Group Members and all Persons who own, directly or indirectly, ownership interests in any Borrower Group Member (other than Holdings and, in the case of Borrower, Schedule 5.1(c) lists record owners only).

5.2 Authority and Authorization. Each Borrower Group Member has all requisite right, power, authority and legal right to carry on its business, to own or lease its properties and to execute and deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party, in the case of the Borrower to request the borrowings provided for herein, and to execute and deliver and to perform its obligations under the other Loan Documents to which it is a party. Each Borrower Group Member's execution, delivery and performance of the Loan Documents to which it is a party have been duly and validly authorized by all necessary corporate or other proceedings on the part of such Borrower Group Member.

5.3 Execution and Binding Effect. This Agreement and all other Loan Documents have been or, when executed and delivered, will be duly and validly executed and delivered by each Borrower Group Member a party thereto, and constitute or, when executed and delivered, will constitute, the legal, valid and binding obligations of such Borrower Group Member enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally and by general principles of equity.

5.4 Governmental Authorizations.  Except for the consents identified on Schedule
5.4 (the "Required Consents"), no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Person or any Governmental Authority (other than the filing of financing statements and continuation statements) is or will be necessary in connection with the execution and delivery of this Agreement or any other Loan Documents by each Borrower Group Member a party thereto, consummation by each Borrower Group Member a party thereto of the transactions herein or therein contemplated, including the Borrower's obtaining the Loan, the Guarantors' guaranty of the Obligations and the Borrower Group Members' granting security for the Obligations, performance of or compliance by each Borrower Group Member a party thereto with the terms and conditions hereof or thereof or the legality, validity and enforceability hereof or thereof.

5.5 Agreements and Other Documents. As of the Closing Date, each Loan Party has provided, or has caused each Property Owner to provide, to the Lender, accurate and complete copies of all of the following agreements or documents to which such Loan Party or any such Property Owner (and, with respect to the representations in clauses (b), (d),(e), (g) and (h) below, any other Borrower Group Member) is subject and each of which is listed on Schedule 5.5: (a) all Major Leases; (b) all Management Agreements and Brokerage Agreements; (c) all Permits which are occupancy permits or municipal assistant program permits held by such Loan Party or Property Owner; (d) all Senior Loan Documents; (e) all instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of any Borrower Group Members; (f) all Organizational Documents of the Loan Parties and the Property Owners; (g) all Unsecured Loan Documents; and (h) all contracts or options to sell all or any part of any of the Expanded Properties. All such agreements are in full force and effect and are not subject to termination because of default by a Loan Party or a Property Owner or, to the best knowledge of each Loan Party, otherwise. Except as set forth on Schedule 5.5, no contract to which any Loan Party is a party contains any provision which provides that a change of control of any Loan Party constitutes an unauthorized assignment thereof or gives the other party a right of termination or other right.

5.6 Absence of Conflicts. The execution and delivery of this Agreement and the other Loan Documents, the consummation of the transactions herein or therein contemplated and the performance of or compliance with the terms and conditions hereof or thereof by each Loan Party a party thereto or by the Borrower Group Members bound hereby or thereby will not (a) violate any Applicable Law; (b) conflict with or result in a breach of or a default under the Organizational Documents of any Borrower Group Member or any Material Agreement or instrument to which any Borrower Group Member is a party or by which such Borrower Group Member or their respective properties are bound; (c) result in the creation or imposition of any Lien upon any material property (now owned or hereafter acquired) of such Borrower Group Member except as otherwise contemplated by this Agreement and the other Loan Documents; or (d) require any consent or approval other than those already obtained.

5.7 No Restrictions. No Borrower Group Member is a party or subject to (i) any restriction in its Organizational Documents that adversely affects its business or the use or ownership of any of its properties or operation of its business as contemplated in the Business Plan or (ii) any contract, agreement or restriction that materially and adversely effects its business or the use or ownership of any of its properties or operation of its business as contemplated in the Business Plan. No Loan Party or Property Owner is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than certain of the Organizational Documents and the Senior Loan Documents, none of which prohibits any Loan Party's execution or performance of its obligations under this Agreement or other Loan Documents, the Borrower's obtaining the Loan, the Guarantor's guaranty of the Obligations and the Loan Parties' providing security for the Obligations as provided herein. No Borrower Group Member has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Lien.

5.8 Financial Statements; Business Plan. The Borrower has furnished to the Lender the most recent annual and quarterly financial statements of Holdings, certified by a Chief Financial Officer of Holdings, and of those Loan Parties described on Schedule 5.8, all as described on such Schedule 5.8. Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of such entities on a consolidated and consolidating basis as of the end of such fiscal period and the results of their operations and the changes in their financial position for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period, except (i) as disclosed therein and (ii) subject, in the case of unaudited financial statements, to the absence of footnotes and customary year-end audit adjustments. As of the Closing Date, no Borrower Group Member has any obligation or liability (absolute, contingent, liquidated or unliquidated) of a nature required to be reflected on a balance sheet prepared in conformity with GAAP, except Trade Payables constituting Permitted Debt or those reflected in the financial statements described on
Schedule 5.8. Since the Closing Date, no Borrower Group Member has incurred any such obligation or liability except to the extent permitted by this Agreement. The Projections delivered by the Borrower to the Lender, as part of the Business Plan, as described on Schedule 5.8, a copy of which has been delivered prior to the Closing Date, were prepared in good faith, based on reasonable assumptions (as of the Closing Date in the case of Projections delivered on the Closing Date, and as of the date delivered, in the case of all other Projections).

5.9 Financial Accounting Practices. Each Borrower Group Member has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect in all material respects its respective transactions and dispositions of its assets. Each Borrower Group Member maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.10 Deposit and Disbursement Accounts. Schedule 5.10 lists all banks and other financial institutions at which any Borrower Group Member maintains deposits and/or other accounts as of the Closing Date, including any disbursement accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account and the complete account number.

5.11 Insurance. Borrower has obtained, or has caused to be obtained, Policies satisfying the insurance coverages, amounts and other requirements set forth in this Agreement. In addition, Borrower has obtained, or caused to be obtained, Policies satisfying the insurance coverages, amounts and other requirements set forth in the Senior Loan Documents. All premiums on such Policies required to be paid as of the Closing Date have been paid for the current policy period. Neither Borrower, nor to Borrower's knowledge, any other Person, has done, by act or omission anything which would impair the coverage of any such Policy.

5.12 Accurate and Complete Disclosure. No representation or warranty made by or on behalf of any Loan Party or Expanded Property Owner in this Agreement or any other Loan Document and no statement made by or on behalf of any Loan Party or Expanded Property Owner in any financial statement, certificate, report, exhibit or document furnished by such Loan Party or Expanded Property Owner to the Lender pursuant to or in connection with this Agreement contains as of the date of such representation, warranty, statement, certificate, report, exhibit or document any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There are no facts known (or which should upon the exercise of reasonable diligence be known) to any Loan Party or Expanded Property Owner that, individually or in the aggregate, would have any reasonable likelihood of resulting in or causing a Material Adverse Change which have not been set forth in the financial statements referred to in Section 5.8 or otherwise disclosed in writing to the Lender prior to the Closing Date.

5.13 No Event of Default; Compliance with Material Agreements. No event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default. No Loan Party or Expanded Property Owner is in violation, in any material respect, of any term of any Material Agreement or instrument to which it is a party or by which it or its properties are bound except as set forth on Schedule 4.2(k).

5.14 Labor Matters. (a) No strikes or other material labor disputes against any Loan Party or Expanded Property Owner are pending or, to any Loan Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Loan Party or Expanded Property Owner comply in all material respects with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matter; (c) all material payments due from any Loan Party or Expanded Property Owner for employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party or Expanded Property Owner; (d) except as set forth in Schedule 5.14(d), no Loan Party or Expanded Property Owner is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement (and true and complete copies of any agreements described on Schedule 5.14(d) have been delivered to the Lender); (e) there is no organizing activity involving any Loan Party or Expanded Property Owner pending or, to any Loan Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Loan Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or Expanded Property Owner has made a pending demand for recognition; (g) except as set forth in Schedule 5.14(g), there are no complaints or charges against any Loan Party or Expanded Property Owner pending or, to any Loan Party's knowledge, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party or Expanded Property Owner of any individual which, if adversely determined, could reasonably be expected to cause a Material Adverse Effect; and
(h) except as set forth on Schedule 5.14(h) at December 1, 2000, the Loan Parties (other than Holdings and Borrower) and the Expanded Property Owners have no employees.

5.15 Litigation. Except as set forth in Schedule 5.15, there is no action, suit or proceeding by or before any Governmental Authority or arbitration that is pending, or to the knowledge of any Loan Party is threatened, against or affecting (i) any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (ii) any Borrower Group Members or any of their respective properties (including the Expanded Properties), rights or licenses.

5.16 Rights to Property. The Expanded Property Owners have title in fee simple to, or a valid leasehold interest in, all of the Expanded Properties, and good title to, or a valid leasehold interest in, all their other properties purported to be owned by them and all properties reflected in the most recent balance sheet referred to in Section 5.8 (except as sold or otherwise disposed of in the ordinary course of business or as no longer used or useful in the conduct of the business) free and clear of all Liens except Permitted Liens. Schedule 5.16 lists or describes all real property other than that set forth on Exhibit A owned or leased by each Borrower Group Member. The Permitted Liens do not materially and adversely affect the value of any of the Expanded Properties, the use of the Expanded Properties for the use being made thereof as of the date of this Agreement, the operation of the Expanded Properties or the Borrower's ability to repay the Loan in full.

5.17 Taxes. Each Loan Party's and Property Owner's federal tax identification number is set forth on Schedule 5.17. All federal, state, local and foreign tax returns, reports and statements required to be filed by each Loan Party and Expanded Property Owner have been properly prepared, executed, and filed with the appropriate governmental agencies in all jurisdictions in which tax returns are required to be filed, and all Taxes upon such Loan Party or Expanded Property Owner or upon any of their respective properties (including the Expanded Properties), incomes, sales or franchises which are shown to be due and payable on such Tax returns have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, other than Taxes or assessments the validity or amount of which such Loan Party or Expanded Property Owner is contesting in good faith in accordance with the standards set forth in Section 7.11. Proper and accurate amounts have been withheld by each Loan Party and Expanded Property Owner from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

5.18 No Material Adverse Change. Except as set forth in Schedule 5.18, since December 31, 1999 there has been no Material Adverse Change.

5.19 Solvency. Both before and after giving effect to (a) the Loan to be made or extended on the Closing Date, (b) the disbursement of the proceeds of such Loan and (c) the payment and accrual of all transaction costs in connection with the foregoing, each of the Loan Parties and the Expanded Property Owners and the Loan Parties and the Expanded Property Owners, taken as a whole, are Solvent.

5.20 No Bankruptcy Filing. Except as listed on Schedule 5.20, no Borrower Group Member is a debtor in any outstanding action or proceeding pursuant to any Bankruptcy Law. Except as listed on Schedule 5.20, or as set forth in Schedule
10.5 (but only upon satisfaction of the Section 10.5 Conditions), no Borrower Group Member is contemplating either the filing of a petition by it under any Bankruptcy Law or the liquidation of all or a major portion of its assets or property. No Loan Party has any knowledge of any Person contemplating the filing of any such petition against any Borrower Group Member. No Loan Party has any knowledge of any tenant contemplating the filing of a petition by it under any Bankruptcy Law or the liquidation of all or a major portion of its assets or property. The entering into the Loan Documents to which any Loan Party or Expanded Property Owner is a party does not constitute a fraudulent conveyance by any Person, and, except as listed on Schedule 5.20, no petition in bankruptcy has been filed by or against any Borrower Group Member in the last seven (7) years (and, except as listed on Schedule 5.20, no Borrower Group Member or any principal, any general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any applicable Bankruptcy Laws). No Loan Party or Expanded Property Owner has entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and each Loan Party and Expanded Property Owner has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents and Senior Loan Documents, the fair saleable value of each Loan Party's assets exceeds and will, immediately following the execution and delivery of the Loan Documents and the Senior Loan Documents, exceed such Loan Party's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of each Loan Party's assets is and will immediately following the execution and delivery of the Loan Documents and Senior Loan Documents, be greater than such Loan Party's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Each Loan Party's assets do not and, immediately following the execution and delivery of the Loan Documents and the Senior Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Loan Party intends or believes that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of its obligations).

5.21 Trade Relations. There exists no actual or, to the knowledge of any Loan Party or Expanded Property Owner, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Loan Party or Expanded Property Owner and any customer or supplier that would prevent the Loan Parties or Expanded Property Owners from conducting their business after the consummation of the financing contemplated by this Agreement in substantially the same manner as is contemplated in the Business Plan.

5.22 No Brokerage Fees. Except as set forth on Schedule 15.21, no Loan Party has agreed to pay any brokerage or other fee, commission or compensation to any Person in connection with the Loan to be made hereunder except the fees as contemplated herein.

5.23 Margin Stock; Regulation U. No Loan Party or Expanded Property Owner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations T, U, and X of the Federal Reserve System. The making of the Advances and the use of the proceeds thereof will not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

5.24 Investment Company; Public Utility Holding Company. No Loan Party or Expanded Property Owner is an "investment company" or a "company controlled by an investment company" or an "affiliated person" or "promoter" or "principal underwriter" for, an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.25 Personal Holding Company. No Loan Party or Expanded Property Owner is a "personal holding company" as defined in Section 542 of the Code.

5.26 Foreign Person. No Loan Party or Expanded Property Owner is a "foreign person" within the meaning ofss.1445(f)(3) of the Internal Revenue Code.

5.27 Securities Act, Etc. The issuance, offer and sale of (i) the Note to the Lender (ii) the Warrant to the Lender and (iii) the shares of Common Stock issuable upon exercise of the Warrant to the holder thereof are not required to be registered under the Securities Act or under the securities laws of any state; provided, that the foregoing representation is predicated upon the assumption that the Lender is not acquiring the Note, the Warrant or such shares of Common Stock with a view to the "distribution" (as such term is used in the Securities Act) of any part thereof which would result in a violation of the Securities Act.

5.28     ERISA.

(a) No Other Plans. Except as set forth on Schedule 5.28: Neither any Borrower Group Member nor any ERISA Affiliate maintains or contributes to, or has any obligation (including a contingent obligation) under, any Employee Benefit Plans providing for payment of retirement income benefits. No Borrower Group Member or ERISA Affiliate maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to employees after termination of employment other than as specifically required by Part 6 of Title I of ERISA. No Borrower Group Member or ERISA Affiliate has during the immediately preceding six years maintained, been required to contribute to, been required to pay any amount or had any obligation (whether actual or contingent) with respect to any Pension Plan or Multiemployer Plan. No Borrower Group Member or ERISA Affiliate is the grantor of a grantor trust established pursuant to Subpart E of Subchapter J of the Code.

(b) ERISA and Code Compliance and Liability. Each Employee Benefit Plan (i) has been administered in accordance with its terms and (ii) complies in form, and has been maintained and operated in accordance, with the requirements of ERISA and, where applicable, the Code, except where failure to comply would not result in a material liability to any such Person and except for the failure to adopt any required amendments for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service ("IRS") to be so qualified and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by any Borrower Group Member or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan. Each Borrower Group Member and ERISA Affiliate has complied in all material respects with the applicable requirements of Part 6 of Title I of ERISA.

(c) Funding. No Pension Plan has been terminated in a termination which would result in a material liability to the Borrowers or any ERISA affiliate. No accumulated funding deficiency (as defined in Section 412 of the Code) has been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Borrower Group Member or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan.

(d) Prohibited Transactions and Payments. Neither any Borrower Group Member nor any ERISA Affiliate has (1) engaged in a material nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code; (2) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid;
(3) failed to make a required contribution or payment to a Multiemployer Plan; or (4) failed to make a required installment or other required payment under
Section 412 of the Code.

(e) No Termination Event. No material Termination Event has occurred within the last six years or is reasonably expected to occur.

(f) ERISA Litigation. No material proceeding, claim, lawsuit and/or investigation is existing or, to the knowledge of any Borrower Group Member, threatened concerning or involving any (1) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Borrower Group Member or any ERISA Affiliate, (2) Pension Plan or (3) Multiemployer Plan.

5.29 Intellectual Property. Each Loan Party and Expanded Property Owner owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses (collectively, the "Intellectual Property") necessary and material for the operation of its business. All such material rights are described on Schedule 5.29. No material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity of any Intellectual Property (nor does any Loan Party or Expanded Property Owner know of any valid basis for such claim) and (b) the use of Intellectual Property by the Loan Parties and the Expanded Property Owners does not infringe on the rights of, and no Intellectual Property of the Loan Parties or the Expanded Property Owners is being infringed upon by, any Person in any material respect.

5.30 Environmental Matters. Except as set forth in Schedule 5.30 or the Environmental Reports, to the best knowledge of each of the Loan Parties and the Expanded Property Owners, each Loan Party and Expanded Property Owner is in compliance with all Environmental Requirements applicable to such Loan Party or Expanded Property Owner or its business or to the real or personal property owned, leased or operated by such Loan Party or Expanded Property Owner (including the Expanded Properties). No Loan Party or Expanded Property Owner has received notice of, or has knowledge of, any material violation or alleged violation, or any material liability or asserted liability, under any Environmental Requirements, with respect to such Loan Party or Expanded Property Owner or its business or its premises. Except as disclosed in the Environmental Reports, no Hazardous Material is currently located at, on, in, under or about any Expanded Property or Improvements. The only premises presently occupied by any Loan Party or Expanded Property Owner are the Expanded Properties and office spaces in commercial office buildings. Schedule 5.30 lists all the Environmental Reports.

5.31 Security Interests. The provisions of the Security Documents are effective to create in favor of the Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 5.31 have been effected in the public offices listed on
Schedule 5.31, the Pledge Agreements will create a perfected first priority security interest in all right, title, estate and interest of each Borrower Group Member party thereto in the Collateral which may be perfected by filing, subject to no Liens. The recordings, filings and actions shown on Schedule 5.31 are all the actions necessary in order to establish, protect and perfect the interest of the Lender in the Collateral. Other than the Financing Statements and any UCC-1 financing statements made by the Senior Loan Obligors in favor of the Senior Lenders, no Loan Party or Expanded Property Owner has executed any UCC-1 financing statements in favor of any other Person.

5.32 Place of Business. The chief executive office of each Loan Party and Expanded Property Owner is identified on Schedule 5.32. Each Loan Party's and Expanded Property Owner's place of business in the state(s) where a Property is located is identified on Schedule 5.32. Each Loan Party's records concerning the Collateral, and each Expanded Property Owner's records concerning its Property, are kept at one or all of these addresses.

5.33 Location of Collateral. The Collateral is (a) currently kept at the locations identified by Loan Party and type of Collateral on Schedule 5.33(a), and (b) will be kept at the locations identified by the Loan Party and type of Collateral on Schedule 5.33(b).

5.34 No Defaults Under Material Agreements. Except as listed on Schedule 4.2(k), with respect to each Material Agreement, no material default by any Loan Party or Expanded Property Owner or event which with the giving of notice or the passage of time would be a material default has occurred and, to the knowledge of the Loan Parties and the Expanded Property Owners, the other party or parties thereto are not in material default thereunder, and each Loan Party and Expanded Property Owner, as applicable, has fully and timely performed all its material obligations thereunder. The right, title and interest of such Loan Party or Expanded Property Owner thereunder is not subject to any set off or counterclaim or, to the best knowledge of the Loan Parties and the Expanded Property Owners, any defense or claim, and none of the foregoing have been asserted or alleged against such Loan Party or Expanded Property Owner. The amount represented by each Loan Party, on behalf of itself and on behalf of the Expanded Property Owners, to the Lender, from time to time as owing with respect to any Material Agreement will at such time be the correct amount in all material respects actually owing by such account debtors thereunder.

5.35 Corporate Structure. The Borrower is a Subsidiary of Holdings. The Guarantors, other than Holdings, are wholly-owned, directly or indirectly, by the Borrower or Holdings, or by one or more other Guarantors. Except as set forth in Schedule 5.35, none of the Loan Parties nor any Subsidiary thereof has issued any securities convertible into shares of its equity to any Person, and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries owned by the Loan Parties are so owned free and clear of all Liens, warrants, options or rights of others of any kind.

5.36 Assumed Names. Except as set forth on Schedule 5.36, no Loan Party or Expanded Property Owner conducts business under any assumed names or trade names, or has conducted business under any other names, or any assumed names or trade names, at any time prior to the Closing Date.

5.37 Transactions with Affiliates. No Affiliate and no officer or director of any Loan Party or Expanded Property Owner or any individual related by blood, marriage, adoption or otherwise to any such Affiliate, officer or director, or any Person in which any such Affiliate, officer, director or individual related thereto owns any material beneficial interest, is a party to any agreement, contract, commitment or transaction with any Loan Party or Expanded Property Owner or has any interest in any property used by any Loan Party or Expanded Property Owner, except as set forth on Schedule 5.37 or Schedule 5.47.

5.38 Other Indebtedness. Other than the Loan and the Permitted Debt, no Borrower Group Member has outstanding Indebtedness.

5.39     Leases; Management Agreements.

(a) Each Expanded Property Owner is the owner and holder of the landlord's interest under all of the Leases.

(b) The rent roll attached hereto as Schedule 5.39(b) to this Agreement (the "Current Rent Roll") is true and correct and discloses all tenants and other Persons that have any rights to occupy any portion of the Properties. Except as indicated on the Current Rent Roll or Schedule 5.39(b), (i) no tenant of any of the Properties has any extension or renewal options, (ii) no Security Deposits respecting any Leases of the Properties are being held by any Borrower Group Member, (iii) except as set forth in the tenant estoppel letters delivered to Lender on or before the Closing Date, all work to be performed by the landlord under the Leases respecting the Expanded Properties has been substantially performed, all contributions to be made by the landlord to the tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied and (iv) no tenant or other party has any option, right of first refusal or similar preferential right to purchase all or any portion of the Expanded Properties. The Properties are not subject to any Leases other than the Leases described in the Current Rent Roll, and true, correct and complete copies of all Major Leases with respect to the Properties have been delivered to Lender. Except as disclosed in the Current Rent Roll or on Schedule 5.39(b), (a) the premises demised under the Leases for the Expanded Properties have been completed and the tenants have accepted the same and have taken possession and have commenced paying rent; (b) to the Borrower's knowledge there exist no offsets or defenses to the payment of any portion of the rents; (c) there are no adjustments or changes to the rent payable by any tenant under any Lease at any of the Expanded Properties; (d) no Borrower Group Member has received any written notice challenging the validity or enforceability of any Lease at any of the Expanded Properties; (e) there are no agreements with tenants other than as set forth in the Leases at any of the Expanded Properties, including any revisions, amendments or modifications of the Leases; (f) there are no brokerage commissions or finder's fees due or payable with respect to any Leases at any of the Expanded Properties; and (g) to Borrower's knowledge the Major Leases of the Expanded Properties are in full force and effect and there are no material defaults thereunder by any Borrower Group Member or any tenant, and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute material defaults thereunder, and no Borrower Group Member or other Expanded Property Owner is in default under any other Lease.

(c) No person has any possessory interest in the Expanded Properties or right to occupy the same except under and pursuant to the provisions of the Leases and the Permitted Liens.

(d) No fixed rent has been paid more than thirty (30) days in advance of its due date and no payments of rent are more than thirty (30) days delinquent, except as set forth on the Current Rent Roll and the accounts receivable aging report included in the financial statements heretofore provided to Lender.

(e) The Management Agreements listed on Schedule 5.39(e) are the only Management Agreements in effect with respect to the Properties. Borrower has delivered true and correct copies of the Management Agreements together with any and all amendments thereto to Lender. The Management Agreements for the respective Expanded Properties are in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder.

5.40 Security Deposits. Each Loan Party and each Expanded Property Owner is in compliance in all material respects with all Legal Requirements with respect to the Security Deposits.

5.41 No Receipt of Loan Proceeds. All of the Senior Loan proceeds that have been advanced to each Senior Loan Obligor have been used solely for the purposes provided in the Senior Loan Documents.

5.42 Violations of Law. No Loan Party or Expanded Property Owner has knowledge of any notices of violations of any Applicable Law in effect as of the Closing Date by any Loan Party or Expanded Property Owner, or affecting or pertaining to any of the Properties or other Expanded Properties.

5.43 No Event of Default. No Event of Default has occurred or will occur immediately following the making of the Loan, and no Default presently exists or will exist immediately following the making of the Loan, and there is no default or event of acceleration under any of the Senior Loan Documents which has not been cured or irrevocably waived in writing and no Loan Party has actual knowledge of any default or any event or circumstance which with the giving of notice or the passage of time, or both, would constitute a default under any Senior Loan Documents except as noted on Schedule 5.43.

5.44 No Set-Off. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by any Borrower Group Member, including the defense of usury, nor would the exercise of any of the terms of the Security Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and no Borrower Group Member has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

5.45     Intentionally Omitted.

5.46     Representations and Warranties with Respect to the Expanded Properties.

(a) Compliance with Legal Requirements. To Borrower's knowledge, the use of the Expanded Properties complies in all material respects with all Legal Requirements, including all applicable zoning resolutions, building codes, Environmental Laws and other Applicable Law. Each Expanded Property is a legal parcel lawfully created in full compliance in all material respects with all subdivision laws and ordinances.

(b) Assessments. Except as contemplated in the Approved Operating Budget, there are no pending or, to the knowledge of any Loan Party or Expanded Property Owner, proposed special or other assessments for public improvements or otherwise affecting any Expanded Property, nor are there any contemplated improvements to the Expanded Property that may result in such special or other assessments.

(c) Flood Zone. To the extent that any part of any Expanded Property is located in an area identified by the Federal Emergency Management Agency as an area federally designated a "100-year flood plain," such Expanded Property is covered by flood insurance meeting the requirements set forth in Section 7.2.

(d) Parking. Parking spaces adequate for compliance of each Expanded Property with applicable zoning requirements and other Legal Requirements (and for compliance with all obligations of landlord under the Leases) are located on the applicable Expanded Property.

(e) Utilities and Public Access. The following statements are accurate in all material respects with respect to each Expanded Property: (i) such Expanded Property has adequate rights of access to dedicated public ways (and makes no material use of any means of access, ingress or egress that is not pursuant to such dedicated public ways or recorded irrevocable rights-of-way or easements) and is served by water, electric, sewer, sanitary sewer and storm drain facilities; (ii) all utility services necessary for the proper operation of the Improvements for their intended purpose are available at the applicable Expanded Property, including water supply, storm and sanitary sewer facilities, gas and/or electricity and telephone facilities; (iii) all public utilities necessary to the continued use and enjoyment of such Expanded Property as presently used and enjoyed or as contemplated to be used and enjoyed are located in the public right-of-way abutting such Expanded Property or in areas ("Easement Areas") that are the subject of recorded irrevocable easement agreements which benefit such Expanded Property and which are listed in Schedule A of any existing title insurance policy covering the Expanded Property so as to be included in the coverage thereof; (iv) all such utilities are connected so as to serve such Expanded Property without passing over other property other than Easement Areas; and (v) all roads and other access necessary for the full utilization of the Improvements for their intended purposes have been completed or the necessary rights of way therefor have either been acquired from the appropriate Governmental Authorities or have been dedicated to the public use and accepted by such Governmental Authorities and all necessary steps have been taken by each Expanded Property Owner for any such Governmental Authorities to assure the complete construction and installation thereof.

(f) No Encroachments. With respect to each Expanded Property, all of the Improvements, except as shown on any existing survey, lie wholly within the boundaries and building restriction lines of such Expanded Property, and no improvements on adjoining properties encroach upon such Expanded Property, and no easements or other encumbrances upon such Expanded Property encroach upon any of the Improvements, so as, in either case, to have a Material Adverse Effect.

(g) Compliance with Law. Each Expanded Property and the use thereof comply in all material respects with all applicable insurance requirements. No Expanded Property is a non-conforming use, or legal non-conforming use which could reasonably be expected to cause a Material Adverse Change. No Loan Party nor any Expanded Property Owner is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which could have or could reasonably be expected to cause a Material Adverse Change. There has not been committed by or on behalf of any Loan Party or any Expanded Property Owner or, to the best of such Person's knowledge, any other Person in occupancy of or involved with the operation or use of any Expanded Property, any act or omission affording any Governmental Authority the right of forfeiture as against (i) such Expanded Property or (ii) any part thereof or any monies paid in performance of the Obligations. No portion of any Expanded Property has been purchased with the proceeds of any illegal activity.

(h) Damage. The Improvements are not damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

(i) No Condemnation. Except as set forth in Schedule 5.46, no condemnation or eminent domain proceeding has been commenced, or to the knowledge of any Loan Party, is about to be commenced, against any Expanded Property or for the relocation of roadways providing access to such Expanded Property.

(j) Payment of Taxes; Assessments. All Real Property Taxes and Other Property Charges relating to the Expanded Properties which are due and owing have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established, and no extension of time for assessment or payment by any Loan Party or any Expanded Property Owner of any Real Property Taxes and Other Property Charges is in effect.

(k) Separate Tax Lot. Each Expanded Property consists of a separate tax lot or lots and said lot or lots do not include any property not included within such Expanded Property.

(l) Environmental Reports. No Loan Party or Expanded Property Owner has any knowledge of any material and adverse environmental condition or circumstance affecting any Expanded Property that was not disclosed in the Environmental Reports delivered to Lender. Borrower hereby represents and warrants to Lender that the representations and warranties contained in the Environmental Indemnity are true and correct. Except for any specific limitation contained in the Environmental Indemnity, this representation and warranty shall survive any termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder.

(m) Americans With Disabilities Act Compliance. With respect to each Expanded Property, the Improvements comply in all material respects with all of the requirements of the ADA.

(n) Physical Condition. The Expanded Properties, including the Improvements and all portions thereof, are in good condition, order and repair in all material respects. There exists no structural or other material defects or damages in the Expanded Properties, whether latent or otherwise, and no Loan Party or Expanded Property Owner has received notice from any insurance company, bonding company or any other Person of any defects or inadequacies in the Expanded Properties, or any part thereof, which would cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any Policies or bonds. All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements which are due and owing have been paid in full.

5.47 Affiliate Agreements. The Loan Parties and Expanded Property Owners have not entered into and will not enter into any Affiliate Agreements (hereinafter defined) without the prior written consent of Lender and in any event upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such Affiliate. Except as set forth on Schedule 5.47, no Loan Party or Expanded Property Owner has entered into any Affiliate Agreements, and Schedule
5.47 sets forth all fees, compensation and any other remuneration payable to each Loan Party and Expanded Property Owner on account of any such Affiliate Agreements.

5.48 Survival of Representations. Each Loan Party agrees that all of the representations and warranties made by any of the Loan Parties set forth in this
Article V or elsewhere in the Loan Documents shall survive for so long as any amount remains owing to Lender under the Loan Documents by any Loan Party.

5.49  Senior Loan  Documents.  All of the Senior  Loan  Documents  are listed in
Schedule 5.49. Except as set forth in Schedule 5.49, there have been no modifications of the Senior Loan Documents evidencing or securing the Senior Loans, and there are no other agreements of any kind between the Loan Parties and the Senior Lenders or any other Person or entity with respect to the Senior Loans except as set forth in Schedule 5.49. Borrower represents and warrants to Lender the truth and accuracy of all of the representations and warranties contained in the Senior Loan Documents, and such representations and warranties are hereby expressly incorporated by reference as if fully set forth herein.

5.50 Purchase Contracts. Other than the Silverthorne Contract and the Purchase Agreements, no Borrower Group Member is party to any binding agreement to sell any of the Expanded Properties or such Borrower Group Member's interest therein, excepting such agreements as may be cancelled or terminated by the Borrower Group Member without penalty or fee.

5.51 Unencumbered Assets. Except as set forth in Schedule 5.51, no Loan Party owns (directly or indirectly) any interest in any Unencumbered Assets.

5.52 Status. Except as disclosed in Schedule 5.52, Holdings is a corporation listed and in good standing on the New York Stock Exchange and is currently qualified as a real estate investment trust under the Code.

5.53 Filing and Recording Taxes. All transfer taxes, recording taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes or recording taxes, charges or fees or similar charges required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the making of the Loan or the transactions contemplated by this Agreement have been paid. All mortgage, mortgage recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including the Security Documents, have been paid.

5.54 Representations and Warranties of Holdings. Each of the representations and warranties made by any Loan Party with respect to any Borrower Group Member shall be deemed to have been made by Borrower and by Holdings with respect to each Borrower Group Member, to the same extent such representation and warranty is made by the Loan Party.

5.55 Acquisition Documents. Borrower has delivered to Lender true and complete copies of all Material Agreements under which any Borrower Group Member has remaining rights or obligations in respect to the acquisition of any property, together with a true and complete copy of the related purchase agreement and signed closing statement/settlement sheets. Except as set forth on Schedule 5.55, to Borrower's knowledge, each seller under such purchase agreements has complied with all of its covenants and obligations under the purchase agreement, and Borrower Group Member has not waived any rights or remedies against the seller or any other party except as previously disclosed to Lender in writing, and expressly approved by Lender in writing.

5.56 Additional Pledges. The Borrower Group Members have no right to pledge or encumber any other assets owned or held by such Borrower Group Members (other than the Collateral) because such Borrower Group Members are prohibited from pledging or encumbering any assets other than the Collateral by the terms and provisions of the Senior Loan Documents.

5.57 No Plan Assets. No Loan Party is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA, (ii) a plan as defined in Section 4975(e)(1) of the Code which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA of
Section 4975 of the Code.

5.58 Governmental Plan. No Loan Party is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with such Loan Party are not and will not be subject to state statutes applicable to such Loan Party regulating investments of and fiduciary obligations with obligations with respect to governmental plans.

5.59     Capitalization.

(a) Holdings' authorized capital stock consists of: (i) 150,000,000 shares of Common Stock, of which 43,577,916 shares are issued and outstanding and 1,000,000 shares are reserved for issuance upon exercise of the Warrant, (ii) 24,315,000 of Preferred Stock, of which (A) 2,300,000 shares of 10.5% Series A Cumulative Preferred Stock, $0.01 par value, are issued and outstanding, (B) 7,828,125 shares of 8.5% Series B Cumulative Participating Convertible Preferred Stock, $0.01 par value, are issued and outstanding, and (C) no shares of Series C Cumulative Convertible Redeemable Preferred Stock, have been validly issued or reserved for issuance, and (iii) 88,500,000 shares of excess stock, $0.01 par value, of which 76,342,500 shares are designated Excess Common Stock, 1,150,000 shares are designated Excess Series A Preferred Stock, 3,595,400 shares are designated Excess Series B Preferred Stock and 7,412,100 shares are designated Excess Preferred Stock. All of the outstanding shares of capital stock of Holdings have been duly authorized and validly issued, are fully paid and nonassessable, free of preemptive rights and have been offered and issued without violation of the Securities Act or any applicable state securities or blue sky law or any preemptive rights of any person. Schedule 5.59 hereto accurately sets forth, as of the date hereof, the number of issued and outstanding shares of Common Stock held by each person known by Holdings to own beneficially or of record 5% or more of the outstanding shares of any class of Holdings' capital stock.

(b) Except as disclosed on Schedule 5.59 hereto: (i) there are no issued or outstanding securities that are convertible into or exchangeable for shares of Holdings' capital stock ("Convertible Securities"); (ii) there are no issued or outstanding subscriptions, options, warrants or other rights to purchase or acquire any shares of the capital stock of Holdings or any Convertible Securities ("Option Rights") other than the Warrant; (iii) Holdings is not a party to any agreement or understanding pursuant to which it is obligated to purchase or redeem any shares of its capital stock or any Convertible Securities or Option Rights and is not otherwise under any obligation to repurchase, redeem or otherwise acquire any shares of its capital stock or any Convertible Securities or Option Rights; (iv) Holdings is not a party to any agreement or understanding pursuant to which it is obligated to register any shares of its capital stock or other securities under the Securities Act or any state securities laws; and (v) to the best knowledge of Holdings, no securities holder of Holdings is a party to any voting agreement, voting trust, irrevocable proxy or other agreement affecting the voting rights of any shares of Holdings' capital stock or any agreement providing for any call or put option, right of first refusal or offer or other right to acquire or dispose of any shares of Holdings' capital stock or any Convertible Securities or Option Rights. Except for the shares of Common Stock reserved for issuance upon exercise of the
Warrants, no shares of Common Stock are issuable upon the exercise of any outstanding Convertible Securities or Option Rights of Holdings and no additional shares of Common Stock will become issuable upon exercise of such Convertible Securities or Option Rights on account of the issuance of the Warrants.

5.60     Valid Issuance of Warrant and Warrant Shares.

(a) The Warrant has been duly executed and delivered by Holdings, has been duly authorized and validly issued free and clear of all liens, encumbrances, equities and claims.

(b) The shares of Common Stock issuable upon exercise of the Warrant have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, equities and claims and without violation of any preemptive rights.

ARTICLE VI
                      FINANCIAL STATEMENTS AND INFORMATION

                  So long as the Obligations are outstanding, Borrower covenants and agrees that Borrower shall deliver to Lender :

6.1 Monthly Financial Statements. Within 20 days after the end of each of the first two fiscal months of each Fiscal Quarter, (i) a copy of the unaudited consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal month, accompanied by related consolidated (as applicable) statements of income and retained earnings for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month and accompanied by a certificate of the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position, the consolidated results of operations and the changes in consolidated financial position of Holdings and its Subsidiaries (subject to normal year-end audit adjustments and the absence of footnotes).

6.2 Quarterly Financial Statements. Within 30 days after the end of each Fiscal Quarter, (i) a copy of the unaudited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the close of such Fiscal Quarter and the related consolidated and consolidating statements of income and changes in financial position for that portion of the current year, (ii) a copy of the unaudited consolidated and consolidating statements of income of Holdings and its Subsidiaries for such quarter and (iii) a copy of the unaudited balance sheet and related statement of income for each Expanded Property, or group of Expanded Properties for which such statements are otherwise required under such Senior Loan Documents, as at the close of such quarter and for that portion of the current year, and setting forth the corresponding budgeted figures for such fiscal quarter as set forth in the budget delivered pursuant to Section 6.6, and accompanied by a certificate of the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP (y) the consolidated and consolidating financial position, the consolidated and consolidating results of operations and the changes in consolidated and consolidating financial position of Holdings and its Subsidiaries and (z) the financial position, the results of operations and the changes in financial position of each Expanded Property, in each case as at the end of such Fiscal Quarter and for the period then ended (subject to normal year-end audit adjustments and the absence of footnotes).

6.3 Annual Financial Statements. Copies of (i) the annual audited consolidated and unaudited consolidating financial statements of Holdings and its Subsidiaries consisting of consolidated and consolidating balance sheets and consolidated and consolidating statements of income and retained earnings and changes in financial condition, setting forth in comparative form in each case the consolidated and consolidating figures for the previous calendar year as well as the corresponding budgeted figures for such fiscal year as set forth in the budget delivered pursuant to Section 6.6, in each case within 90 days after the close of each calendar year, and (ii) the annual audited financial statements of each Expanded Property, or group of Expanded Properties for which such statements are otherwise required under such Senior Loan Documents, consisting of a balance sheet, statement of income and retained earnings and changes in financial condition, setting forth in comparative form the figures for the previous calendar year as well as the corresponding budgeted figures for such fiscal year as set forth in the budget delivered pursuant to Section 6.6, in each case within the earlier of 120 days after the close of each calendar year or such earlier time period as is required under the applicable Senior Loan Documents for deliveries of financial statements to the applicable Senior Lenders. All such financial statements shall be prepared in accordance with GAAP, certified (except as to consolidating financial statements) without qualification by an Approved Accounting Firm, and accompanied by a certificate from the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP (y) the consolidated and consolidating financial position, the consolidated and consolidating results of operations and the changes in consolidated and consolidating financial position of Holdings and its Subsidiaries and (z) the financial position, the results of operations and the changes in financial position of each Expanded Property, in each case, as at the end of such year and for the period then ended.

6.4      Additional Information.

(a) Environmental Notices. As soon as possible and in any event within 30 days after receipt by the Borrower, any Loan Party or any Expanded Property Owner, a copy of (a) any notice or claim to the effect that the Borrower, any Loan Party or any Expanded Property Owner, or any of their respective Subsidiaries is or may be liable to any Person as a result of the release by such entity, or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower, any Loan Party or any Expanded Property Owner, or any of their respective Subsidiaries, which, in either case, could be reasonably likely to have a Material Adverse Effect.

(b) Press Releases. Promptly upon the distribution thereof to the press or the public, copies of all press releases of any Loan Party.

(c) Notices Regarding ERISA Events. With reasonable promptness, and in any event within 15 days, the Loan Parties will give Lender notice (together with copies, if applicable) of: (1) the establishment of any new Employee Benefit Plan that provides retiree welfare benefits, Pension Plan or Multiemployer Plan, the commencement of contributions to any Employee Benefit Plan that provides retiree welfare benefits, Pension Plan or Multiemployer Plan to which any of its ERISA Affiliates was not previously contributing or any material increase in the benefits of any existing Employee Benefit Plan that provides retiree welfare benefits, Pension Plan or Multiemployer Plan; (2) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by any ERISA Affiliate with respect to such request; (3) the failure of any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date; (4) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (5) all notices received by any Loan Party or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (6) each schedule (Actuarial Information) to the annual report (Form 5500 Series) filed by any Loan Party or any ERISA Affiliate with the IRS with respect to each Pension Plan; (7) all notices received by any Loan Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, or the imposition of any other liability under ERISA; (8) each funding waiver request filed with the IRS with respect to any Pension Plan; and (9) notification of any material increases in the benefits of any Pension Plan or the contributions required under any Multiemployer Plan. For purposes of this Section, each Loan Party shall be deemed to know all facts known by the administrator of any Employee Benefit Plan of which any Loan Party or any ERISA Affiliate is the plan sponsor. The Loan Parties will notify Lender in writing within five Business Days of any Loan Party obtaining knowledge or reason to know that any Loan Parties or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

(d) Termination Events. Promptly and in any event within 15 days of becoming aware of the occurrence of or forthcoming occurrence of any (1) Termination
Event or (2)  material  "prohibited  transaction",  as such term is  defined  in
Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, the Loan Parties will deliver to Lender a notice specifying the nature thereof, what action the applicable Person has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, the Department of Labor or the PBGC with respect thereto.

(e) Monthly Meetings. At Lender's request Borrower and its senior management and headquarters operating personnel shall meet monthly, at reasonable times and upon reasonable notice designated by Lender, to fully discuss and report to Lender on the operations, asset sales, capital events and other material events and leasing activities concerning the Borrower Group Members and the Expanded Properties.

6.5      Compliance Certificates.

(a) At the time of the  delivery of the  financial  statements  provided  for in
Section 6.1, a compliance certificate from the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, certifying, on behalf of Borrower, that to such officer's knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, and setting forth in reasonable detail the calculations required to establish whether the Loan Parties were in compliance with the applicable provisions of Section 8.11, at the end of such fiscal month.

(b) At the time of the delivery of the financial statements provided for in Sections 6.2 and 6.3, a compliance certificate from the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, certifying, on behalf of Borrower, that to such officer's knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, and setting forth in reasonable detail the calculations required to establish whether the Loan Parties were in compliance with the provisions of
Section 8.11, at the end of such fiscal quarter or year, as applicable.

6.6 Annual Operating Budget. Borrower shall prepare and deliver to Lender, within forty-five (45) days prior to the beginning of each calendar year, an annual expenditure budget for (A) Holdings and its Subsidiaries, (B) Borrower and its Subsidiaries and (C) each Expanded Property, and in each case showing, on a month-by-month basis, in reasonable detail (i) each line item of anticipated income and operating expenses, including amounts required to establish, maintain, and/or increase reserves, and (ii) each line item of anticipated Capital Expenditures ("Operating Budget"). The Operating Budget shall also include a business plan ("Business Plan") for Holdings' and its Subsidiaries' proposed operations during the forthcoming calendar year. The Operating Budget shall be prepared and submitted in a form reasonably acceptable to Lender and shall set forth in reasonable detail budgeted capital, operating and other expenses, including without limitation the salaries and potential bonuses and other compensation of directors, officers and employees of Holdings and its Subsidiaries. The Operating Budget through December 31, 2001 is attached hereto as Exhibit G. Lender shall have the right to approve each Operating Budget in Lender's sole and absolute discretion. In the event that Lender objects to the proposed Operating Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) Business Days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise such Operating Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Operating Budget, in Lender's sole and absolute discretion, within ten (10) Business Days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise the same in accordance with the process described in this sentence until Lender approves an Operating Budget, in Lender's sole and absolute discretion. Each such Operating Budget approved by Lender in accordance with terms hereof shall hereinafter be referred to as an "Approved Operating Budget."

6.7      Other Deliveries.

(a) within fifteen (15) Business Days after the end of each calendar month, an updated rent roll for the previous calendar month with respect to the Expanded Properties, certified by a duly authorized officer of Holdings, in its capacity as the general partner of Borrower, as being true, complete and accurate, together with a written report on all rent arrearages and tenants in arrears and the most current tenant sales information for each of the Expanded Properties for the most current reported (by the tenants) calendar month and quarter for each of the tenants at the Expanded Properties;

(b) within fifteen (15) Business Days after written request from Lender, any information requested by Lender regarding any Leases and/or tenants under any Leases;

(c) concurrently, copies of all tax returns filed with respect to the Expanded Properties and each Borrower Group Member; and

(d) within ten (10) Business Days after request, such further detailed information covering the operation of the Expanded Properties and the financial affairs of any Borrower Group Member as may be requested by Lender.

6.8 Notices: Borrower shall, immediately upon receiving written notice or obtaining actual knowledge of the same, and in all events promptly, provide to Lender written notice of any of the following:

(a) the occurrence of any Default or Event of Default, the nature of such Default or Event of Default, and the action Borrower proposes to take (or proposes to cause the relevant Person to take) with respect thereto;

(b)  any  litigation,   arbitration  or  governmental   proceedings  pending  or
     threatened against any Borrower Group Member or any Expanded Property claiming damages in excess of $100,000;

(c)      any claim or Lien filed against any of the Expanded Properties;

(d)      any notice alleging any default under any Senior Loan Document;

(e) any event or circumstance which could have a Material Adverse Effect, the nature of such Material Adverse Effect and the action Borrower proposes to take (or proposes to cause the relevant Person to take) with respect thereto; or

(f) any voluntary or involuntary bankruptcy, reorganization, insolvency or similar proceeding under any Bankruptcy Law against any Loan Party, any Expanded Property Owner or any tenant under a Major Lease.

6.9 Communication with Accountants. Each Loan Party authorizes Lender to communicate directly with its independent certified public accountants and authorizes those accountants to disclose to Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Loan Party and any Borrower Group Member. Promptly upon request of Lender, each Loan Party shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.9.

ARTICLE VII
                              AFFIRMATIVE COVENANTS

                  Borrower and each of the Guarantors covenant and agree that unless Lender shall otherwise consent in writing, from and after the Closing Date and until the Loan is irrevocably repaid in full:

7.1 Payment of the Debt. Borrower will pay the Debt at the times and in the manner provided in the Note and the other Loan Documents.

7.2      Insurance.

(a) Borrower, at its sole cost and expense, will, or will cause each Expanded Property Owner to, keep each Expanded Property insured during the entire term of this Agreement, for the mutual benefit of Borrower and Lender, against loss or damage by fire and against loss or damage by other risks and hazards covered by an "all risk" or "special form" coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. The insurance policy shall contain optional perils and income loss endorsements and if any of the Improvements or the use of such Expanded Property shall at any time constitute legal non-conforming structures or uses, a law and ordinance endorsement. Such insurance shall be in an amount: (1) equal to at least the then full replacement cost of the Improvements, without deduction for physical depreciation; and (2) such that the insurer would not deem Borrower or Lender a co-insurer under such policies. The deductible in respect of such insurance shall not exceed the lesser of: (A) $10,000; and (B) one percent (1%) of the face value of such policy, unless a higher deductible is required by law or is typically employed by insurance companies with respect to certain sublimits approved by Lender. The premiums for the insurance carried in accordance with this Section shall be paid annually in advance. Each policy shall contain the "Replacement Cost Endorsement" with a waiver of depreciation and a co-insurance waiver, in each case in form and substance satisfactory to Lender.

(b) For each property upon which the construction of any Improvements is ongoing, Borrower, at its sole cost and expense, will, or will cause the Expanded Property Owner to, (i) obtain a builder's all risk form insurance policy on a completed value, non-reporting form, in an amount equal to 100% of the anticipated completed cost of the Improvements, insuring the Improvements against all risks of any kind or character except those permitted by Lender in writing to be excluded from coverage thereunder, and an all risk policy of insurance covering loss of future earnings and/or rents from the Improvements in the event the Improvements are not ready or available for use or occupancy due to casualty, damage or destruction required to be covered by such builder's all risk insurance policy, (ii) require policies of insurance to be carried by each contractor retained by Borrower or Expanded Property Owner performing work in connection with the Improvements covering worker's compensation, employers' liability, commercial general liability and comprehensive automobile liability, including a broad form of umbrella/excess liability insurance policy, and (iii) require policies of professional liability insurance to be carried by each design professional and surveyor performing work in connection with the Improvements covering each such party against claims for actual or alleged errors, omissions or negligent acts in the performance of their respective services rendered in respect of the Improvements.

(c) Borrower shall, or shall cause each Expanded Property Owner to, also obtain and maintain during the entire term of this Agreement, at its sole cost and expense, for the mutual benefit of Borrower and Lender, the following policies of insurance:

(i) Flood insurance (to the extent such Expanded Property is located in an area as identified by the Federal Emergency Management Agency or the Federal Insurance Administration as (y) an area having special flood hazards (Zone A or Zone V), or (z) an area designated a "100-year flood plain") in an amount equal to the then full replacement cost of the Improvements, without deduction for physical depreciation;

(ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages, and containing underlying coverage of $1,000,000 per occurrence, $2,000,000 in the aggregate and an additional $10,000,000 umbrella naming Lender and its successors and/or assigns as additional insureds;

(iii) Insurance, in an amount equal to the lesser of $2,000,000, or the insurable value of the Improvements, against loss or damage from (A) leakage of sprinkler systems; and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements;

(iv) Worker's compensation insurance with respect to any employees of Borrower or each Expanded Property Owner as required by any Governmental Authority or Applicable Law;

(v) Motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles, containing minimum limits per occurrence of $5,000,000;

(vi) A blanket fidelity insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by: (A) personnel of Manager, any Expanded Property Owner and the Loan Parties (B) any employees of outside firms that provided appraisal, legal, data processing, or other services for Manager, the Expanded Property Owner or the Loan Parties; and (C) temporary contract employees or student interns;

(vii) Earthquake insurance (if required by Lender) with a total insured coverage equal to the sum of (A) business interruption and loss of rents in an amount equal to one hundred percent (100%) of the projected gross income for such Property for a period of eighteen (18) months, plus (B) the then full replacement cost of the Improvements, without deduction for physical depreciation, which insurance shall be subject to a deductible of not more than five percent (5%) or $100,000, whichever is greater. The amount of such business interruption or loss of rents insurance shall be determined prior to the Closing Date and at least annually thereafter based on Borrower's (or Expanded Property Owner's) reasonable estimate (as approved by Lender) of the gross income from such Expanded Property for the succeeding eighteen (18) month period;

(viii) Business interruption or loss of rents insurance (i) with proceeds payable to Lender, subject, however, to the rights of the Senior Lenders; (ii) covering all risks required to be covered by the insurance provided for in this Section; (iii) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and all Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of eighteen (18) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (iv) in an amount equal to one hundred (100%) percent of the projected gross income from such Expanded Property for a period of eighteen (18) months. The amount of such business interruption or loss of rents insurance shall be determined prior to the Closing Date and at least annually thereafter based on Borrower's reasonable estimate (as approved by Lender) of the gross income from such Property for the succeeding eighteen (18) month period. All insurance proceeds payable to Lender pursuant to this paragraph shall be treated as Rent by Lender and, unless otherwise paid to and retained by the Senior Lenders, deposited under the Lockbox Agreement for application as provided therein; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the Obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually and timely paid out of the proceeds of such business income insurance and applied to such Obligations;

(ix) Coverage to compensate for the cost of demolition and the increased cost of construction for such Expanded Property in an amount satisfactory to Lender;

(x) To the extent not covered in clauses (i) through (ix) above, such other insurance as may from time to time be reasonably required by Lender in order to protect such Expanded Property and Lender's interests in the Collateral; and

(xi) To the extent not already required by Lender in accordance with the foregoing, Borrower shall, or shall cause each Expanded Property Owner to, obtain any additional coverage required by the Senior Lenders in accordance with the Senior Loan Documents.

(d) For each Expanded Property or other property upon which the construction of any Improvements is ongoing, Borrower, at its sole cost and expense, will, or will cause the Expanded Property Owner to, (i) obtain a builder's all risk form insurance policy on a completed value, non-reporting form, in an amount equal to 100% of the anticipated completed cost of the Improvements, insuring the Improvements against all risks of any kind or character except those permitted by Lender in writing to be excluded from coverage thereunder, and an all risk policy of insurance covering loss of future earnings and/or rents from the Improvements in the event the Improvements are not ready or available for use or occupancy due to casualty, damage or destruction required to be covered by such builder's all risk insurance policy, (ii) require policies of insurance to be carried by each contractor retained by Borrower or Expanded Property Owner performing work in connection with the Improvements covering worker's compensation, employers' liability, commercial general liability and comprehensive automobile liability, including a broad form of umbrella/excess liability insurance policy, and (iii) require policies of professional liability insurance to be carried by each design professional and surveyor performing work in connection with the Improvements covering each such party against claims for actual or alleged errors, omissions or negligent acts in the performance of their respective services rendered in respect of the Improvements.

(e) Borrower shall, or shall cause each Expanded Property Owner to, increase the amount of insurance required to be provided hereunder at the time that each such policy is renewed (but, in any event, not less frequently than once during each 12-month period) by using the F.W. Dodge Building Index to determine whether there has been an increase in the replacement cost of the Improvements since the most recent adjustment of any such policy and, if there has been any such increase, the amount of insurance required to be provided hereunder shall be adjusted accordingly. All policies of insurance required pursuant to this Section (collectively, the "Policies") shall: (i) be issued by an insurer having, at all times relevant hereto, a claims paying ability of not less than "AA" by S&P's and an investment grade rating by Moody's and any other Rating Agency rating such insurer (ii) as to the casualty insurance, name Lender as a "loss payee" and the person to which all payments made by such insurance company shall be paid subject, however, to the rights of the Senior Lenders; (iii) be maintained throughout the term of the Loan without cost to Lender; (iv) include a waiver of subrogation against Lender; (v) be assigned and delivered to Lender subject, however, to the rights of Senior Lenders; (vi) contain such provisions as Lender deems reasonably necessary or appropriate to protect its interest including, without limitation, a waiver of subrogation against Lender and endorsements providing that none of Borrower, the relevant Expanded Property Owner, Lender or any other party shall be a co-insurer thereunder, and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation thereof; (vii) be issued by an insurer that is fully authorized to do business in the State in which the applicable Expanded Property is located; (viii) shall contain an endorsement providing that no unexpected or unintended act or negligence of Manager, any Expanded Property Owner or any Loan Party or of a tenant or other occupant shall affect the validity or enforceability of the insurance insofar as Lender is concerned; and
(ix) be satisfactory in form and substance to Lender, and be approved by Lender as to amounts, risk coverage, deductible, loss payees and insureds. Not later than thirty (30) days prior to the expiration date of each of the Policies, Borrower will, or will cause each Expanded Property Owner to, deliver to Lender satisfactory evidence of the renewal of each Policy. Borrower shall not, nor shall it permit any Expanded Property Owner to, obtain any blanket liability or casualty policy unless, in each case, such policy is approved in advance in writing by Lender. In the event such approval is granted and Borrower, or the relevant Expanded Property Owner, obtains a blanket policy, such policy shall specifically allocate to the applicable Expanded Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate policy insuring only such Expanded Property. (f) Borrower shall not, nor shall it permit any Expanded Property Owner to, carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Section. Notwithstanding the foregoing, Borrower, or any Expanded Property Owner, may carry insurance not required under this Agreement, provided any such insurance affecting the Expanded Properties shall be permitted by the terms of the Senior Loan Documents and shall be for the mutual benefit of Borrower, the relevant Borrower Group Member and Lender and, to the extent required by the Senior Lenders, the Senior Lenders, as their respective interests may appear, and shall be subject to all other provisions of this Section, and provided that the existence of such additional insurance coverage does not limit, impair, reduce or modify the insurance required to be carried under this Section.

(g) On an annual basis, Lender shall have the right to appoint a third party chosen by Lender to conduct an insurance audit of the Policies at Borrower's expense to verify that Borrower (or the relevant Borrower Group Member) has satisfied the requirements of this Section, the Senior Loan Documents and the Leases (a "Compliance Audit"). Upon the occurrence of an Event of Default, Lender shall have the right at any time and from time to time to require a Compliance Audit at Borrower's expense. Borrower hereby covenants to pay Lender on demand all of Lender's costs and expenses for each Compliance Audit required by Lender in accordance with this subsection.

(h) If Borrower fails to provide Lender with satisfactory evidence that the requirements of this Section have been timely satisfied the Lender may, at its discretion and without notice to any of the Borrower Group Members, procure any required insurance. Any premiums paid for such insurance, or the allocable portion of any premium paid by the Lender under a blanket policy for such insurance, shall be a demand obligation of the Borrower and shall be added to the Obligations, and any unearned premiums under such insurance shall comprise a portion of the Collateral.

7.3      Casualty; Condemnation and Application of Proceeds.

(a) If any Expanded Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt written notice of such damage to Lender and shall, or shall cause the relevant Expanded Property Owner to, promptly commence and diligently prosecute, commence and diligently prosecute, the completion of the repair, replacement, rebuilding and restoration of such Expanded Property as nearly as possible to the condition such Expanded Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with this Section. Borrower shall, or shall cause the relevant Expanded Property Owner to, pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower or the relevant Expanded Property Owner.

(b) Borrower shall, or shall cause the relevant Expanded Property Owner to, promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served or received in connection with such proceedings. Lender may participate in any such proceedings related to the Expanded
Properties at Borrower's sole cost and expense, and Borrower shall, or shall cause the relevant Expanded Property Owner to, from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, or shall cause the relevant Expanded Property Owner to, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If any Expanded Property or any portion thereof are taken by a condemning authority, Borrower shall, or shall cause the relevant Expanded Property Owner to, promptly commence and diligently prosecute the Restoration of the Expanded Property and otherwise comply with the provisions of this Section. The expenses incurred by Lender in the settlement of any condemnation award shall become part of the Debt, shall be secured by this Agreement and the other Security Documents and shall be reimbursed by Borrower to Lender on demand.

(c) Upon the occurrence of any casualty at or of any Expanded Property or any part thereof where a Senior Lender does not have the right, in its sole and absolute discretion, to settle, adjust or compromise any claim under any policy of insurance, or in the event such Senior Lender has such right but shall waive or otherwise fail to exercise such right, then it shall be an Event of Default hereunder if any such claim is settled or compromised on terms that are not approved in writing by Lender in its sole and absolute discretion. It shall also be an Event of Default hereunder if Borrower or the relevant Expanded Property Owner shall submit any proposed settlement of such claim to such Senior Lender for its approval under the Senior Loan Documents before Lender shall have approved such proposed settlement in writing. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, Borrower or the relevant Expanded Property Owner may settle, adjust or compromise any such claim which is less than fifty thousand dollars ($50,000.00) without Lender's consent or approval; provided that within fifteen (15) days following the settlement Borrower delivers, or causes the relevant Expanded Property Owner to deliver, to Lender written notice of the settlement, together with a memorandum summarizing the relevant and material terms of the settlement. Upon the occurrence of an Event of Default, Lender shall be authorized to, in its sole discretion, settle and adjust any claim or proceeding regardless of amount without any obligation to consult with Borrower or the relevant Expanded Property Owner in connection therewith. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt, shall be secured by this Agreement and the other Security Documents and shall be reimbursed by Borrower to Lender on demand.

(d) If there occurs any insured damage to or destruction of, or any condemnation proceeding with respect to any Expanded Property or any part thereof, and any Senior Lender elects to apply insurance proceeds or condemnation award (collectively, the "Loss Proceeds") to its Senior Loan, then the balance of any Loss Proceeds not so applied to such Senior Loan shall be applied to the Obligations. In the event any Senior Lender makes the Loss Proceeds available to Borrower or the relevant Expanded Property Owner for Restoration, any excess Loss Proceeds remaining after completion of Restoration and released to Borrower or the relevant Expanded Property Owner shall be paid to Lender to be applied to the Obligations.

(e) Except as provided above, the Loss Proceeds shall, at the option of Lender in its sole discretion, be applied to the payment of the Obligations or applied to reimburse Borrower or the relevant Expanded Property Owner, for the cost of restoring, repairing, replacing or rebuilding such Expanded Property or the part thereof affected by such casualty or condemnation or eminent domain proceeding, in the manner set forth below. Any such application to the Obligations shall not be considered a voluntary prepayment requiring payment of the prepayment consideration provided for in this Agreement, except that if an Event of Default shall have occurred, then such application shall be subject to the prepayment consideration computed in accordance with this Agreement, if any. In no case shall any such application reduce or postpone any payments otherwise required pursuant to this Agreement or the Note, other than the final payment on the Note.

(f) Whether or not Loss Proceeds shall be made available to Borrower or the relevant Expanded Property Owner for the Restoration following a casualty or condemnation, Borrower hereby covenants to, or to cause the relevant Expanded Property Owner to, restore, repair, replace or rebuild such Expanded Property to be of at least equal value and of substantially the same character as prior to such casualty or condemnation, all to be effected in accordance with Applicable Law and plans and specifications approved in advance by Lender; provided, however, that Borrower or the relevant Expanded Property Owner shall pay all costs (and if required by Lender, Borrower shall, or shall cause the relevant Expanded Property Owner to, deposit the total thereof with Lender in advance) of Restoration in excess of the Loss Proceeds made available pursuant to the terms hereof.

(g) In the event Borrower or the relevant Expanded Property Owner is entitled to reimbursement out of Loss Proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with: (1) evidence satisfactory to it of the estimated cost of completion of the Restoration; (2) funds, or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the Loss Proceeds to complete the proposed Restoration; and (3) such architect's certificates, waivers of lien for work previously performed or contemporaneously funded, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve. Pending any such disbursement, Borrower shall, or shall cause the relevant Expanded Property Owner to, deliver all Loss Proceeds and additional funds to the Depository, which proceeds shall be held in an interest-bearing deposit account, and Borrower hereby grants to Lender, as further security for the Obligations, a security interest in such deposit account, all funds deposited therein and all interest and other proceeds thereof. All withdrawals from such deposit account shall require Lender's authorization. All interest or other earnings with respect to the funds deposited in such deposit account shall be disbursed in accordance with the terms of this paragraph. Lender may, in any event, require that all plans and specifications for such Restoration, be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld). No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time. Funds other than the Loss Proceeds shall be disbursed prior to disbursement of such Loss Proceeds, and at all times the undisbursed balance of the Loss Proceeds remaining in Lender's possession, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all liens and claims of lien. Any surplus which may remain out of Loss Proceeds and additional funds held by Lender pursuant to this Section 7.3 after payment of such costs of Restoration shall be applied by Lender in reduction of the Debt.

(h) If Loss Proceeds are paid to any Senior Lender for disbursement, Borrower shall, or shall cause the relevant Expanded Property Owner to, deliver to Lender copies of all written correspondence delivered to and received from such Senior Lender that relates to such Loss Proceeds.

(i) The provisions of this Section 7.3 shall not be deemed violated if and to the extent the Senior Lenders require, pursuant to their rights under the applicable Senior Loan Documents, use and application of Loss Proceeds in a manner inconsistent with this Section 7.3.

7.4      Real Property Taxes.

(a) Borrower shall, or shall cause each Expanded Property Owner to, promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Expanded Properties, now or hereafter levied or assessed or imposed against the Expanded Properties or any part thereof (the "Real Property Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Expanded Properties or any part thereof (the "Other Property
Charges"), and all charges for utility services provided to the Expanded Properties as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Real Property Taxes, Other Property Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer (or permit any Expanded Property Owner to suffer) and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against any Expanded Property. Except to the extent sums sufficient to pay all Real Property Taxes and Other Property Charges have been deposited (i) with Lender in accordance with the terms of this Agreement or the Lockbox Agreement, or (ii) with a Senior Lender pursuant to the Senior Loan Documents, Borrower shall furnish to Lender paid receipts for the payment of the Real Property Taxes and Other Property Charges prior to the date the same shall become delinquent.

(b) After prior written notice to Lender, any Loan Party or Expanded Property Owner, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Real Property Taxes; provided that (1) no Event of Default has occurred, (2) such Loan Party or Expanded Property Owner is permitted to do so under the provisions of any mortgage, deed of trust or deed to secure debt affecting the relevant Property including those securing any Senior Loan, (3) such proceeding shall suspend the collection of the Real Property Taxes from such Loan Party or such Expanded Property Owner and from such Expanded Property, or such Loan Party or Expanded Property Owner shall have paid all of the Real Property Taxes under protest, (4) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which such Loan Party or Expanded Property Owner is subject and shall not constitute a default thereunder, (5) neither the applicable Expanded Property nor any part thereof or interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, cancelled or lost, (6) Borrower shall have deposited with Lender adequate cash reserves for the payment of the Real Property Taxes, together with all interest and penalties thereon, unless such Loan Party or Expanded Property Owner has paid all of the Real Property Taxes under protest, (7) such Loan Party or Expanded Property Owner shall have furnished such security as may be reasonably required in the proceeding, or as may be requested by Lender to insure the payment of any contested Real Property Taxes, together with all interest and penalties thereon, and (8) such Loan Party or Expanded Property Owner shall promptly, upon final determination thereof, pay the amount of any such contested Real Property Taxes, together with all costs, interest and penalties which may be payable in connection therewith. In addition, if the contested Real Property Taxes are not paid in full when such Loan Party or Expanded Property Owner commences such contest, then such proceeding shall suspend the collection of Real Property Taxes from the affected Expanded Property. In addition, Borrower shall pay to Lender upon demand, any costs incurred by Lender in ensuring compliance by such Loan Party or Expanded Property Owner with this Section 7.4, including attorney's fees, monitoring and evaluating expenses and any tax service fees.

(c) Subject to the penultimate sentence of this Section 7.4, Borrower shall pay to Lender, on the first (1st) day of each calendar month, without any requirement of notice or written demand from Lender, (i) one-twelfth of the amount required to pay in full the Real Property Taxes and Other Property Charges that will become due and payable during the following twelve (12) months with respect to the Properties, and (ii) one-twelfth of an amount required to pay in full the insurance premiums due with respect to the Properties for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (i) and (ii) above shall be called the "Escrow Fund"). Borrower agrees to, or shall cause the relevant Property Owner to, notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Real Property Taxes, Other Property Charges or insurance premiums of which they have or obtain knowledge and hereby authorizes Lender or its agent to obtain the bills for Real Property Taxes and Other Property Charges directly from the appropriate taxing authority. Lender will apply the Escrow Fund to payments of Real Property Taxes, Other Property Charges and insurance premiums with respect to the Properties required to be made by Borrower pursuant to Sections 7.2 and 7.4 hereof pursuant to the terms of the Lockbox Agreement. If the amount of the Escrow Fund shall exceed the amounts due for Real Property Taxes, Other Property Charges and insurance premiums with respect to the Properties pursuant to Sections 7.2 and 7.4 hereof, Lender shall, in its discretion, return any excess to the Lockbox or credit such excess against future payments to be made to the Escrow Fund. If Lender estimates that the Escrow Fund is not sufficient to pay the items set forth above, Borrower shall promptly pay to Lender, upon ten (10) days written demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Notwithstanding the foregoing, it remains Borrower's responsibility to, or to cause each Expanded Property Owner to, timely pay all Real Property Taxes, Other Property Charges and insurance premiums with respect to the Expanded Properties. Accordingly, in the event that Borrower's payments to the Escrow Fund are insufficient to pay all Real Property Taxes, Other Property Charges and insurance premiums with respect to the Properties in full as they become due, Borrower shall pay, without any requirement of prior demand or notice from Lender, the full amount of any deficiency into the Escrow Fund not later than the Payment Date occurring in the calendar month in which such Real Property Taxes, Other Property Charges and/or insurance premiums with respect to the Properties, as applicable, would, if not timely paid, become due, payable and delinquent. The Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower. Notwithstanding the foregoing provisions of this paragraph, to the extent Senior Lender for any Property for which the Senior Lender is escrowing for Real Property Taxes, Other Property Charges and/or insurance premiums pursuant to the Senior Loan Documents for such Property, Lender will not unreasonably withhold or delay consent to a request by Borrower to waive the requirements of this Section 7.4(c) to the extent of the escrow established pursuant to such Senior Loan Documents. For example, if Senior Lender is only requiring that Real Property Taxes and Other Property Charges to be escrowed, Borrower shall be required hereunder to escrow for insurance premiums with respect to such Property.

7.5      Leases and Revenues.

(a) As more particularly set forth in the Lockbox Agreement, each Loan Party shall, or shall cause each Borrower Group Member to, cause all Revenues to be deposited in the Lockbox, except for amounts paid to and applied by any Senior Lender under the Senior Loan Documents and escrowed in accordance with any Senior Loan Documents.

(b) Borrower shall, or shall cause each Expanded Property Owner to, use its best efforts to maintain all leaseable space in the Expanded Properties leased at no less than fair market rental rates. Upon written request, Borrower shall, or shall cause each Expanded Property Owner to, furnish to Lender executed copies of all Leases, together with an Officer's Certificate stating that same does not require Lender's consent pursuant to this Agreement (unless such consent shall have been provided by Lender in writing). Subject to the provisions of this Section, all proposed Leases shall be subject to the prior approval of Lender and shall include estoppel provisions in favor of Lender satisfactory to Lender. Borrower shall, or shall cause each Expanded Property Owner to, (i) observe and perform all the obligations imposed upon the lessor under the Leases and not do or permit to be done anything to impair the value of any of the Leases; (ii) promptly send copies to Lender of all notices of default which such Loan Party or the relevant Expanded Property Owner or its agents or representatives shall send or receive thereunder; (iii) enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, to the same extent as a reasonable and prudent landlord would; (iv) not collect any of the Revenues more than one (1) month in advance;
(v) not execute any other assignment of the lessor's interest in any of the Leases or the Revenues, except under the Senior Loan Documents or Indebtedness documents entered into in accordance with Section 7.20; (vi) not alter, modify or change the terms of any Leases other than pursuant to the Leasing Guidelines without the prior written consent of Lender, or cancel or terminate any Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of any Expanded Property or of any interest therein so as to effect a merger of the estates and rights of or a termination or diminution of the obligations of, lessees thereunder; (vii) not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to the Leases (the "Lease Guaranty") or cancel or terminate such Lease Guaranty, other than pursuant to the Leasing Guidelines, and (viii) except as provided in the Leasing Guidelines, not consent to any assignment of or subletting under any Lease in respect of which the consent of landlord is required without the prior written consent of Lender. Notwithstanding the foregoing, each Expanded Property Owner may enter into or amend, modify, sublet, cancel or terminate Leases in accordance with the Leasing Guidelines. Lender shall have the right, following ten (10) days prior written notice to the applicable Loan Party (or without such notice if an Event of Default exists) at the Borrower's expense, but shall not be obligated, to cure any default by the applicable Loan Party and/or Expanded Property Owner under any of the Leases which the applicable Loan Party and/or Expanded Property Owner is not proceeding diligently to cure, and this provision shall be deemed to be a written authorization and each tenant shall be entitled to rely thereon. Such curing by Lender of a default by the applicable Loan Party and/or Expanded Property Owner under any of the Leases shall not release the applicable Loan Party and/or Expanded Property Owner in any way from liability to Lender for the applicable Loan Party's and/or Expanded Property Owner's failure to discharge the applicable Loan Party's and/or Expanded Property Owner's duty to so cure that default. Any and all sums expended by Lender with respect to any such cure, together with interest thereon at the Default Rate from the date paid by Lender until repaid by Borrower, shall immediately be due and payable to Lender by Borrower on demand and shall be secured by the Loan Documents. Lender, Servicer and any Person designated by Lender or Servicer are hereby authorized by Borrower on behalf of each Expanded Property Owner to directly communicate with any of the tenants or the Manager at any time and from time to time regarding such matters as Lender deems appropriate, and Borrower on behalf of each Expanded Property Owner hereby acknowledges and agrees that each Loan Party and Expanded Property Owner shall have no claim or cause of action against Lender arising out of such communications.

(c) Borrower shall, or shall cause each Expanded Property Owner to, provide Lender upon request, a certified status report concerning rental activity in the Expanded Properties, which report shall specifically list the portions of the Expanded Properties which are committed, under negotiation or have been leased under executed and delivered Leases as of the date of the report, and such other information as may be requested by Lender.

(d) Notwithstanding any provisions herein to the contrary, no warrants, stock options or similar rights in any tenant or any Affiliate thereof, any licensee or any other Person providing any services related to or for the benefit of any Expanded Property may be granted to any Borrower Group Member without Lender's prior written consent, which consent may be withheld in Lender's sole discretion, and which consent may be conditioned upon, among other things, Lender's receipt of a perfected security interest in such warrants, stock options or similar rights as security for the Debt.

(e) With respect to all monies, letters of credit and other security representing security deposits under the Leases ("Security Deposits"), Borrower shall, or shall cause the relevant Expanded Property Owner to, deposit with and/or deliver to the relevant Senior Lender all such Security Deposits if the same are required to be deposited and/or delivered to such Senior Lender or its agents under the relevant Senior Loan Documents to be held and/or applied by such Senior Lender in accordance with the terms thereof. At any time the Security Deposits are no longer required to be so deposited, delivered and/or held by any Senior Lender or its agents (except in connection with the payment of Security Deposits to tenants entitled to the return thereof), Borrower shall, or shall cause the relevant Expanded Property Owner to, deposit all Security Deposits in one or more separate, segregated accounts, to be held, applied and disbursed as provided in the Leases.

7.6 Maintenance of Properties. Borrower shall, or shall cause the Expanded Property Owners to, maintain the Expanded Properties in a good and safe condition and repair. The Improvements, materials, equipment, furniture, fixtures and other articles of personal property located therein and thereon not owned by lessees under Leases (the "Personal Property") shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the prior written consent of Lender, which consent shall not be unreasonably withheld. Borrower shall not, nor shall it permit any Expanded Property Owner to, initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Expanded Properties or any part thereof without the prior written consent of Lender, which consent shall not be unreasonably withheld. If under applicable zoning provisions the use of all or any portion of any Expanded Property is or shall become a nonconforming use, Borrower will not, nor will it allow any Expanded Property Owner to intentionally or knowingly cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender, which consent shall not be unreasonably withheld.

7.7 Waste. Borrower shall not, nor shall it permit any Expanded Property Owner to, (a) commit or suffer any waste of the Expanded Properties, (b) make or permit to be made any change in the use of the Expanded Properties which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Expanded Properties, or (c) take or cause to be taken any action that might invalidate or give cause for cancellation of any Policy.

7.8      Compliance With Laws.

(a) Borrower shall, and shall cause each Expanded Property Owner to, promptly comply with all Applicable Laws. Particularly, Borrower shall, or shall cause each Property Owner and each Expanded Property Owner to, cause the Expanded Properties to at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. ss. 12191, et seq., as hereafter amended, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities, as amended, and to pay all costs associated with such compliance. Each Loan Party shall, and shall cause each Expanded Property Owner to, from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Expanded Properties comply in all material respects with all Applicable Law or are exempt from compliance with Applicable Law. Notwithstanding any provisions set forth herein, Borrower shall not, nor shall it permit any Expanded Property Owner to, alter any Expanded Property in any manner which would materially increase any Loan Party's or such Expanded Property Owner's responsibilities for compliance with Applicable Law without the prior written approval of Lender, not to be unreasonably withheld. Lender's approval of the plans, specifications, or working drawings for alterations of the Expanded Properties shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Law. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Law from an independent architect, engineer, or other person reasonably acceptable to Lender. Borrower shall, or shall cause each Expanded Property Owner to, give prompt notice to Lender of the receipt by Borrower or such Expanded Property Owner of any notice related to a violation of any Applicable Law and of the commencement of any proceedings or investigations which relate to compliance with Applicable Law.

(b) After prior written notice to Lender, any Loan Party, or the relevant Expanded Property Owner, may, at its sole cost and expense, by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, contest the validity or application in whole or in part of any Applicable Law; provided that (i) no Event of Default has occurred and is continuing; (ii) such proceeding shall suspend the enforcement or prosecution of such Applicable Law against such Loan Party, such Expanded Property Owner or such Expanded Property, as applicable; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument or agreement affecting such Expanded Property to which such Loan Party or such Expanded Property Owner is subject (including without limitation, the Senior Loan Documents) and shall not constitute a default thereunder; (iv) neither such Expanded Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; and (v) each Loan Party shall have, or shall cause the relevant Expanded Property Owner to have, deposited with Lender, if reasonably required by Lender, adequate reserves or other security as Lender may reasonably require for the payment of any potential fines or penalties in connection with the enforcement of such Applicable Law.

7.9      Books and Records.

(a) Borrower will, and will cause each Loan Party and Expanded Property Owner to, keep and maintain, on a Fiscal Year basis, in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of such Loan Party or Expanded Property Owner and all items of income and expense in connection with the operation of the Expanded Properties. Borrower shall cause Lender to have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of such Loan Party or Expanded Property Owner or other Person maintaining such books, records and accounts and to make copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, the Borrower shall pay any costs and expenses incurred by Lender to examine such accounting records as Lender shall determine to be necessary or appropriate in the protection of Lender's interest. The Borrower shall, or cause the Expanded Property Owners to, furnish or make available to Lender and its agents convenient facilities for the examination and audit of any of the applicable books and records.

(b) Pursuant to and in accordance with the reporting  requirements  set forth in
Article VI of this Agreement, Borrower shall, or shall cause each Loan Party and Expanded Property Owner to, concurrently furnish to Lender all financial statements, operating statements, balance sheets, budgets, rent rolls, notices, consents, requests, reports, and all other financial or written communications related to the Expanded Properties delivered to any Senior Lender, issued by any Manager, and/or received by any Loan Party or Expanded Property Owner.

7.10 Change in Fiscal Year. Borrower shall, and shall cause each Loan Party and Property Owner to, maintain December 31 as its fiscal year end.

7.11 Payment of Taxes, Charges, Claims and Current Liabilities. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, pay or discharge:

(a) on or prior to the date on which penalties thereon accrue, all federal, all state and all other material Taxes, assessments and other government charges or levies imposed upon it or any of its properties or income (including such as may arise under Section 4062, Section 4063 or Section 4064 of ERISA, or any similar provision of Law);

(b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen and other like Persons which result in creation of a Lien upon any property of such Loan Party or Expanded Property Owner (including the Expanded Properties);

(c) Except with respect to the Expanded Properties disclosed on Schedule 10.5 (but only if the Section 10.5 Conditions are satisfied), on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any of the property of such Loan Party or Expanded Property Owner (including the Expanded Properties) (other than Permitted Liens) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of such Loan Party or Expanded Property Owner in a case under the Bankruptcy Code, or in any insolvency proceeding or dissolution or winding-up involving such Loan Party or Expanded Property Owner; and

(d) all other current liabilities so that none is overdue more than thirty (30) days.
                  Notwithstanding the foregoing, after prior written notice to Lender, any Loan Party or Expanded Property Owner, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Applicable Law or Governmental Authority or the payment of any asserted Taxes, assessments, charges, levies, claims, liabilities or judgments entered against such Loan Party or Expanded Property Owner, or any of their assets (including the Expanded Properties) (collectively in this Section 7.11, the "requirements"); provided that (1) no Event of Default has occurred except with respect to the Expanded Properties disclosed on Schedule 10.5 (but only if the Section 10.5 Conditions are satisfied), (2) such Loan Party or Expanded Property Owner is permitted to do so under the provisions of any mortgage, deed of trust or deed to secure debt affecting such Loan Party or Expanded Property Owner (or any of its properties, including the Expanded Properties) including those securing any Senior Loan, (3) such proceeding shall suspend the requirements as to such Loan Party or such Expanded Property Owner and from such Expanded Property, or such Loan Party or Expanded Property Owner shall have paid or performed all of the requirements under protest, (4) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which such Loan Party or Expanded Property Owner is subject and shall not constitute a default thereunder, (5) neither the applicable Expanded Property nor any part thereof or interest therein will in the opinion of Lender be in danger of being sold, forfeited, terminated, cancelled or lost, (6) Borrower shall have deposited with Lender adequate cash reserves for the payment or performance of the requirements, together with all interest and penalties thereon, unless such Loan Party or Expanded Property Owner has paid or performed all of the requirements under protest, (7) such Loan Party or Expanded Property Owner shall have furnished such security as may be reasonably required in the proceeding, or as may be requested by Lender to insure the payment or performance of any contested requirements, together with all interest and penalties thereon.

7.12 Performance of Other Agreements. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, observe and perform each and every term to be observed or performed by such Person pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Expanded Properties (including, without limitation, the Material Agreements), and any Amendments thereto, or given by any Loan Party or Expanded Property Owner to Lender for the purpose of further securing any Obligation.

7.13 Right of Entry. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, provide to Lender and its agents access to their respective executive or other offices or any part thereof or any Expanded Property for the purpose of making inspections at all reasonable times, including, without limitation, for the purpose of curing any default that occurs or that is asserted by any Senior Lender under the Senior Loan Documents.

7.14 Existence; Compliance with Legal Requirements. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and qualifications, and material rights, licenses, permits and franchises and comply in all material respects with all requirements of Governmental Authorities applicable to it. Borrower shall, and shall cause each Expanded Property Owner to, at all times maintain, preserve and protect all franchises and trade names and preserve all of their respective property used or useful in the conduct of its respective business. Borrower shall cause each Expanded Property Owner to qualify to do business and remain in good standing under the laws of the state in which the applicable Expanded Property is located and in each jurisdiction as and to the extent the same is required for the ownership, maintenance, management and operation of the applicable Expanded Property.

7.15 Title to Property. Borrower shall, and shall cause each Expanded Property Owner to, (i) warrant and defend (A) the title to the Collateral and every part thereof, and (B) the validity and priority of the liens of the Pledge Agreements against the claims of all persons and entities whatsoever and (ii) warrant and defend the title of the Expanded Property Owners to the Expanded Properties and every part thereof, other than as set forth on Schedule 10.5 (but then only if the Section 10.5 Conditions are satisfied). Borrower shall reimburse Lender for any losses, costs, damages or expenses (including Professional Fees) incurred by Lender if an interest in any Expanded Property or the Collateral, other than as permitted hereunder, is claimed by another Person.

7.16     ERISA.

(a)      Compliance with ERISA.  The Loan Parties shall not:

(i) permit the occurrence of any Termination Event which would result in a liability to any Loan Party or any ERISA Affiliate in excess of $100,000;

(ii) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $100,000;

(iii) permit any accumulated funding deficiency in excess of $100,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

(iv) fail to make any contribution or payment to any Multiemployer Plan which any Loan Party or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $100,000;
(v) engage or permit any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $100,000 is imposed;

(vi) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Borrower or any ERISA Affiliate or increase the obligation of any Loan Party or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases would have a Material Adverse Effect; or

(vii) fail, or permit any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations and interpretations thereof.

(b) No Prohibited Transaction. Borrower covenants and agrees that it shall not, and shall not permit any Loan Party or Expanded Property Owner to, engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

(c) No Plan Assets. The Loan Parties shall not at any time during the term of this Agreement become (1) an employee benefit plan defined in Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in Section 4975(e)(1) of the Code which is subject to Section 4975 of the Code, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the Code or any state statutes applicable to the Borrowers regulating investments of governmental plans.

(d) Delivery of Certifications. Borrower further covenants and agrees to deliver to Lender and to cause each Loan Party and Expanded Property Owner to deliver to Lender, such certifications or other evidence from time to time throughout the term of this Agreement, as required by Lender in its sole discretion, that the covenant set forth in paragraph (c) of this Section 7.16 is true at such time.

7.17     Environmental Matters.

(a) Borrower shall and shall cause each Borrower Group Member to (i) comply with any Environmental Requirements, including, without limitation, any such laws or regulations relating to contamination from any substance or material identified to be toxic or hazardous pursuant to such laws or regulations, including, without limitation, any asbestos, pcb, radioactive substances, methane, volatile hydrocarbons, (ii) notify Lender promptly upon learning of any spill or hazardous substance upon any premises owned or occupied by any such Borrower Group Member where such spill or hazardous substance would be reasonably likely to cause contamination, and (iii) promptly forward to Lender a copy of any order, notice, permit, application or any other communication or report in connection with any such spill or hazardous substance or any other matter relating to the Environmental Requirements as they may affect such premises.

(b) Borrower will defend, indemnify, and hold harmless Lender, each Co-Lender and Assignee and their respective employees, agents, officers, and directors, in their capacities as Lender, Co-Lender and Assignee hereunder, as applicable, and also as successor in interest to any Loan Party or any Borrower Group Member as owner or lessee of any premises by virtue of foreclosure or acceptance in lieu of foreclosure, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by Borrower of any of the provisions of this Section 7.17 or Article XIV hereof,
(ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting any of the Expanded Property or Improvements, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting any of the Expanded Property or Improvements or the soil, water, air, vegetation, buildings, personal property, persons or animals located on such Expanded Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, (v) any violation of any Environmental Requirement, or (vi) otherwise under or on account of the Environmental Requirements, including the assertion of any Lien against any Expanded Property or Improvements; provided, however, that Borrower shall not be obligated to indemnify Lender for any loss, liability, damage or expense suffered or incurred subsequent to Lender's foreclosure, or acceptance in lieu of foreclosure, of any of the collateral so long as such loss, liability, damage or expense results solely from circumstances or conditions in effect or occurring subsequent to the date of such foreclosure or acceptance and in no way proximately relate to circumstances or conditions existing prior to such date. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Note, this Agreement or any other document or instrument now or hereafter executed and delivered in connection with the Loan, constitute the personal recourse undertakings, obligations and liabilities of Borrower. The Obligations and liabilities of Borrower under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Pledge Agreement, sale of the Collateral pursuant to the provisions of the Pledge Agreement or acceptance by Lender, its nominee or wholly-owned subsidiary of an assignment in lieu of foreclosure or sale.

(c) In the event of any spill or hazardous substance affecting any premises owned or occupied by any Borrower Group Member, whether or not the same originates or emanates from such premises or any contiguous real estate, and/or if any Borrower Group Member shall fail to comply with any of the Environmental Requirements applicable to the spill or hazardous substance, Lender may, but shall not be obligated to, give such notices or cause such work to be performed or take any and all actions as, in each case, are legally required to remedy such spill or hazardous substance or cure such failure to comply and any amounts paid as a result thereof, together with interest thereon at the Default Rate, shall be immediately due and payable by Borrower and, until paid, shall be added to the Obligations.

7.18 Subdivision Maps. Prior to recording any final map, plat, parcel map, condominium plats, lot line adjustment or other subdivision map of any kind covering any portion of any Expanded Property (collectively, "Subdivision Map"), Borrower shall, or shall cause the relevant Expanded Property Owner to, submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld.

7.19 Pledge of all Assets. Subject to terms of the Senior Loan Documents, it is the intention of the Loan Parties and the Expanded Property Owners and Lender that all properties, rights and assets of the Loan Parties and the Expanded Property Owners, whether real or personal, tangible or intangible, or otherwise shall at all times be pledged to Lender as "Collateral" and as security for the Loan, except to the extent prohibited by Material Agreements in effect on the Closing Date and which have been disclosed in writing to Lender (the "Effective Material Agreements"). Accordingly, to the extent any Loan Party or Expanded Property Owner acquires any properties, rights or assets at any time after the Closing Date for which a Lien in favor of Lender is not prohibited by the Effective Material Agreements or if the Effective Material Agreements at any time cease to prohibit such Lien, then Borrower shall immediately (i) notify Lender thereof in writing, and (ii) pledge or cause the same to be pledged to Lender as additional "Collateral" and as security for the Debt pursuant to mortgages, deeds of trust, pledge agreements or other documents acceptable to Lender. Furthermore, Borrower covenants to work diligently to obtaining the consent necessary from Lumbermens and KILICO, respectively, in order to pledge the equity interests held by Prime Warehouse Row Limited Partnership in Warehouse Row, Ltd. and Market Street, Ltd., respectively, to Lender within six months from the date hereof.

7.20 Refinancing of Senior Loan Documents. The Loan Parties shall use their commercially reasonable efforts in connection with any refinancing of any Senior Loans to obtain Amendments to the Senior Loan Documents to permit the Expanded Property Owners to become "Loan Parties" and grant a pledge of the direct or indirect equity interests of the Borrower Group Members in the relevant Expanded Property Owner; provided (A) that, other than the Silverthorne/Lebanon Transaction, any such refinancing shall be subject to Lender's prior written approval, such approval not to be unreasonably withheld if such refinancing (i) is for no more than the then-outstanding principal balance of the refinanced loan plus reasonable refinancing costs approved by Lender in its reasonable discretion, or, if more, the proceeds of such refinancing in excess of the principal balance being refinanced (and such reasonable refinancing costs approved by Lender) are applied to amortize the principal balance of the Loan and to pay the Additional Fee associated with any such amortization (proceeds of refinancings shall under no circumstance be applied to the payment of the Minimum Monthly Amortization Amount or to any amortization payments required under the Schedule V Covenants or under Section 2.7(b)(i), (ii) or (iv)), (ii) is for an interest rate that does not exceed the greater of LIBOR plus 3.5% per annum or 10% per annum, (iii) is otherwise on commercially reasonable terms for first mortgages as reasonably determined by Lender, and (iv) allows a pledge in favor of Lender of 49% of the equity interests in the applicable Senior Loan Obligor (which need not include managing interests if the holder of the Senior Loan does not allow such pledge of managing interests); and further provided,
(B) that the obligations of the Loan Parties under this Section 7.20 as they relate to any refinancing of the Senior Loans applicable to any of the Lothar Properties, Fru-Con Properties and Bellport II & III Property, shall be limited to matters within the control of the Borrower Group Members, it being acknowledged that Borrower Group Members do not own all of the equity interests in the Expanded Property Owners which own such Expanded Properties, and thus do not possess sole control over the Expanded Property Owners. Upon the consummation of any refinancing described in proviso (A) above and to the extent applicable (and subject to proviso (B) above), (a) the relevant Expanded Property Owner shall promptly provide Lender with such information or security documents regarding the relevant Expanded Property as Lender shall reasonably request, (b) the Borrower Group Member pledging an equity interest in the Expanded Property Owner shall become a Guarantor under the Loan Documents and
(c) the Borrower Group Member holding the equity interests in the relevant Expanded Property Owner, direct or indirect, which has not theretofore pledged such equity interests to Lender pursuant to the Pledge Agreements shall execute an Amendment to its relevant Pledge Agreement (or a new pledge agreement in Lender's form) so that a security interest in 49% of the equity interests (which need not include managing interests if the holder of the Senior Loan does not allow such pledge of managing interests), direct or indirect, of such Expanded Property Owner has been granted to Lender as security for the Obligations.

7.21 Estoppel Statements. Within ten (10) days after request by Lender to Borrower, Borrower shall furnish to Lender a statement, duly acknowledged and certified and setting forth (A) the original principal amount of the Note, (B) the unpaid principal amount of the Note, (C) the Applicable Interest Rate of the Note, (D) the date on which installments of interest and principal were last paid, (E) the terms of payment, (F) any offsets or defenses to the payment of the Loan, if any, (G) that the Note, this Agreement and the other Loan Documents are valid, legal and binding obligations of the Loan Parties, and have not been Amended or, if Amended, giving particulars of such Amendment (H) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Loan Documents, (I) whether or not, to the best knowledge of the Loan Parties and applicable Expanded Property Owner, any of the tenants under the Leases are in default under the Leases, and, if any of the tenants are in default, setting forth the specific nature of all such defaults, and (J) as to any other matters reasonably requested by Lender.

                  Upon Lender's request, Borrower shall cause the applicable Expanded Property Owner to (to the extent the applicable Expanded Property Owner has the right to obtain the same under the Leases) promptly request within five
(5) Business Days, and thereafter use commercially reasonable efforts (including, without limitation, the expenditure of any money reasonably required to enforce tenants' obligations under all Leases) to obtain, estoppel certificates from any one or more tenants identified by Lender attesting to such facts regarding the Lease as required by the applicable Lease or if no form is required by the applicable Lease, attesting to such facts regarding the Lease as may be reasonably requested by Lender.

7.22 Further Assurances. Borrower shall and shall cause each of the Borrower Group Members to, do and execute all and such further lawful and reasonable acts, conveyances and assurances as are required or desirable, as determined by Lender, to carry out the intents and purposes of this Agreement and the other Loan Documents. To the extent not prohibited under the Senior Loan Documents, Borrower shall cause each of the Borrower Group Members to execute and deliver on demand one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Lender in the Collateral in which such Borrower Group Members have an interest, and if any of the Borrower Group Members fails to execute and deliver any of the foregoing within five (5) days after such request by Lender, Borrower on its own behalf and on behalf of each Borrower Group Member hereby grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.22, and hereby authorizes Lender to execute in the name of such Borrower Group Member or without the signature of such Borrower Group Member to the extent Lender may lawfully do so, any such financing statements, chattel mortgages or other instruments.

7.23 Hedging Transactions. Borrower shall enter into such interest rate hedging transactions as directed by Lender, each in form and substance satisfactory to Lender.

7.24 Cooperate in Legal Proceedings. Borrower shall, and shall cause the Expanded Property Owners to, cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority, which may in any way affect the rights of Lender hereunder, or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

7.25 Contracts. Borrower shall and shall cause each of the Expanded Property Owners to, deliver or cause to be delivered to Lender copies of all material contracts or other material agreements (and all amendments, modifications or supplements thereto), whether now existing or hereafter entered into, affecting any Loan Party or Expanded Property Owner or the use, maintenance, management or operation of any of the Expanded Properties, and any contracts regarding a sale of any of the Expanded Properties or an interest therein. No Loan Party or Expanded Property Owner shall enter into any material service, maintenance or other contracts affecting the Expanded Properties that are not terminable on two month's notice or less without cause and without penalty or premium. All service, maintenance or other contracts affecting the Expanded Properties shall be arms-length transactions with Persons who are not Affiliates of any Loan Party or Expanded Property Owner, in the ordinary course of the applicable Loan Party's and/or Expanded Property Owner's business and shall provide for the payment of fees in amounts and upon terms not in excess of existing market rates.

7.26 Purchase Options. Borrower shall cause the Expanded Property Owners to, deliver to Lender true and correct copies of any purchase agreement, any option agreement and any rights of first offer or rights of first refusal to purchase any of the Expanded Properties or any portion thereof, or any other similar agreement for Lender's approval prior to any Expanded Property Owner's execution thereof.

7.27 Service Rights. Except as set forth on Schedule 7.27, no Service Rights have been granted to any Person by or from any Loan Party or Expanded Property Owner. To the extent Service Rights have been granted to any Person as set forth on Schedule 7.27, either a Loan Party or the applicable Expanded Property Owner (and no other Person) is entitled to receive any and all compensation with respect to the Service Rights.

7.28 Payment and Distribution Direction Letters. Borrower shall deliver or caused to be delivered, with respect to each Senior Loan which utilizes a lock box arrangement, a "Payment Direction Letter," in form and substance approved by Lender, countersigned by each Senior Lender (or, if acceptable to Lender in its discretion, the financial institution(s) responsible for maintaining the accounts required under the cash management provisions of the Senior Loan Documents (each a "Senior Depository")) to evidence its acknowledgment of receipt of, and agreement to the terms set forth in, the Payment Direction Letter. The Payment Direction Letter shall expressly state that it is irrevocable without the written agreement of Lender and shall direct each Senior Lender (or Senior Depository, as applicable) that, until further written notice, countersigned by Lender, is received by such Senior Lender (or Senior Depository, as applicable) from Borrower (on its behalf or on behalf of its Affiliate or Subsidiary who is the primary obligor on the relevant Senior Loan Documents, a "Senior Loan Obligor"), any and all amounts payable from time to time pursuant to the Senior Loan Documents to Borrower or such Senior Loan Obligor or allowed to be paid or received by Borrower or such Senior Loan Obligor shall be paid by wire transfer (on each date payment would otherwise be payable to Borrower or such Senior Loan Obligor) to the Lockbox at the Depository, to be held and applied in accordance with the provisions of the Lockbox Agreement. To the extent Borrower or any Senior Loan Obligor is required to request of a Senior Lender under the relevant Senior Loan Documents the release to Borrower or such Senior Loan Obligor of monies, then Borrower shall, or in the case of any Senior Loan Obligor, will cause such Senior Loan Obligor to, in all cases sufficiently prior to the intended release date so as to constitute an effective request under the Senior Loan Documents, send written notice to Senior Lender requesting Senior Lender to transfer such monies to Lender. Further, Borrower shall deliver a "Distribution Direction Letter," in form and substance approved by Lender, signed by each of Borrower, Holdings and the other Guarantors and each Senior Loan Obligor to evidence their respective acknowledgment of receipt of, and agreement to the terms set forth in, the relevant Distribution Direction Letter. The Distribution Direction Letter shall expressly state that it is irrevocable without the written agreement of Lender and shall direct each of Borrower, Holdings and the other Guarantors and such Senior Loan Obligor that, until further written notice, countersigned by Lender, is received by such Senior Loan Obligor, any and all Distributions payable or distributable from time to time any of Borrower, Holdings or any other Guarantor or such Senior Loan Obligor shall be paid or distributed by check or wire transfer (on each date such Distribution would otherwise be payable or distributable to such Person) delivered to the Lockbox at the Depository, to be held and applied in accordance with the provisions of the Lockbox Agreement.

ARTICLE VIII
                               NEGATIVE COVENANTS

                  Borrower covenants and agrees that, from and after the Closing Date and until the Maturity Date:

8.1 Fundamental Changes; No New Subsidiaries. Except asset sales permitted under either or both Section 8.5 and Section 10.5, no Borrower Group Member shall, directly or indirectly, by operation of law or otherwise, merge into, consolidate with, or sell all or substantially all of their assets or ownership interests or otherwise combine with, any Person or form any Subsidiary. No Borrower Group Member shall engage in any business activities or operations other than the direct or indirect ownership and operation of the Expanded Properties, except such new factory outlet center developments, if any, as are contemplated under the Business Plan. Borrower shall not allow (i) Holdings to own less than fifty-one percent (51%) of the partnership interests in Borrower
(ii) the Borrower to be controlled by a Person other than Holdings or (iii) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower.

8.2 Investments; Loans and Advances. Except as provided in Section 12.7, no Borrower Group Member shall commit any funds or resources, undertake any project or venture, make any investment in, or make or accrue loans or advances of money to any Person or make any expenditure, directly or indirectly, other than in accordance with the Approved Operating Budget, without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion.

8.3 Indebtedness. Except with respect to Section 7.20, no Borrower Group Member shall create, incur, assume or permit to exist any Indebtedness, whether recourse or nonrecourse, whether superior or junior and whether secured or unsecured, except the Permitted Debt, without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion.

8.4 Liens. No Borrower Group Member shall create or permit any Lien on any of its properties or assets except Permitted Liens.

8.5 Sales of Assets. Except as listed on Schedule 8.5 (subject to the provisions set forth below) or on Schedule 10.5 (and then only if the Section 10.5 Conditions are satisfied) or the Silverthorne/Lebanon Transaction, no Borrower Group Member shall sell, transfer, convey or otherwise dispose of any assets or properties (including any interest in the Expanded Properties or equity interests, direct or indirect, in the Expanded Property Owners) without the prior written consent of Lender. So long as no Event of Default shall have occurred and be continuing, Lender shall upon prior written notice from Borrower grant a consent to the sale of any asset listed on Schedule 8.5 at the time such sale closes so long as (a) the Asset Disposition Net Proceeds, the calculation of which shall be subject to Lender's reasonable approval, are in excess of the minimum amount set forth for such asset on Schedule 8.5, and are applied to repay the Note and the Additional Fee as set forth in Section 2.7(b)(i), (b) the sale contract and other sale documents do not create any material liabilities, direct or indirect, on the part of any Borrower Group Member, other than on the part of the selling entity, and then only to the extent the Borrower demonstrates to the Lender's reasonable satisfaction that such liabilities shall be capable of satisfaction without giving rise to any need for funding from any other Borrower Group Members, and (c) in the case of the proposed sale of any outlot or other sale of less than an entire parcel of property, that Borrower demonstrates to Lender's reasonable satisfaction that all appropriate easement and other rights are retained by the remaining parcel over the asset to be conveyed, that no Leases or contracts binding upon any Borrower Group Members at the remaining parcel require any control of the conduct of business or other occurrences upon the parcel being conveyed, that all necessary subdivision and zoning approvals for the separate conveyance, ownership and operation of the parcels have been obtained and that the remaining parcel shall continue as a conforming use and structure in compliance with all Legal Requirements, and that such conveyance shall not render the remaining parcel a legal non-conforming use or structure or result in the continuing compliance of such remaining parcel with Legal Requirements being dependent upon the existence or development of any parking or other improvements or any landscaping, open space, wetlands or other conditions upon the parcel being conveyed.

8.6 Acquisition of Assets. No Borrower Group Member shall purchase, lease, sublease, license, sublicense or otherwise acquire any assets or properties without the prior written consent of Lender.

8.7 Distributions. No Borrower Group Member shall permit the purchase or redemption of any of their equity interests or the equity interests of any of their Affiliates or Subsidiaries, except for trading in the shares of Holdings as permitted by Section 11.1. Except as expressly permitted in this Section 8.7,
(i) the  declaration  or payment of any dividends by any Borrower  Group Member,
(ii) the making of any distribution to any partners, members or shareholders of any of the Borrower Group Members or (iii) the setting aside of any funds for any such purpose, shall be prohibited (each of the foregoing, collectively, the "Distributions"). Any Distributions, with the exception of Permitted REIT Distributions, shall become part of Lender's Collateral. Whether or not permitted or prohibited in accordance with the foregoing, if any Distribution shall be received by any Borrower Group Member or any Person other than Lender, Borrower shall cause such Person to hold the same, in trust for the benefit of Lender and to forthwith deliver same to Lender. No Borrower Group Member shall pay, or permit the payment of management fees to any Borrower Group Member or any direct or indirect partners, members, shareholders or Subsidiaries or Affiliates thereof, or request disbursement of funds from any Senior Lender for such purpose without the consent of Lender. Any such fees paid without the consent of Lender shall be treated as a Distribution made in violation of the terms of this paragraph. Notwithstanding the foregoing, (1) cash deposited by or on behalf of Borrower Group Members into the Lockbox shall be deemed to be distributed to or (in the case of Holdings) contributed to Borrower directly or indirectly by or through the applicable Borrower Group Members, provided that in all cases such shall remain in the Lockbox and be applied in accordance with this Agreement and the Lockbox Agreement, and (2) provided no Event of Default exists, Permitted REIT Distributions shall be permitted.

8.8 Transactions with Affiliates. Except as disclosed on Schedule 8.8, no contracts (other than employment agreements and property management agreements approved in writing by Lender) between or among any Loan Party and its Subsidiaries and/or Affiliates (including the Expanded Property Owners) or their respective direct or indirect partners, members, shareholders or Affiliates ("Affiliate Agreements") shall be made except on an arm's-length basis and shall be subject to the prior written approval of Lender; and the parties to each Affiliate Agreement shall acknowledge and agree that such agreement is terminable upon notice, without penalty, premium or liability for future or accrued liabilities or obligation if an Event of Default shall have occurred under the Loan Documents. Following an Event of Default under the Loan
Documents, if requested by Lender in writing, each Loan Party shall, or shall cause its Subsidiaries and Affiliates (including the Expanded Property Owners) to, terminate any Affiliate Agreements specified by Lender within five (5) days after delivery of Lender's request.

8.9 Modifications and Waivers. Unless otherwise consented to in writing by Lender, no Loan Party shall, nor shall it permit any of its Subsidiaries or Affiliates (including the Expanded Property Owners) to, :

(a) amend, modify or terminate any of its Organizational Documents, except for non-material amendments;

(b) amend, modify, surrender or waive any material rights or remedies under, or enter into or terminate, any Material Agreement;

(c) modify or attempt to modify the terms of the Payment Direction Letter or any Disbursement Direction Letter;

(d) modify or attempt to modify the Sources and Uses Statement; and cancel or otherwise forgive or release any material claim or material debt owed to any Loan Party or Expanded Property Owner by any Person, except for adequate consideration and in the ordinary course of business.

8.10 Limitations on Expenditures. Borrower shall not incur additional liability for nor make any capital expenditures, marketing expenditures, leasing expenditures or other discretionary expenditures (other than expenditures necessary for the continued compliance by Borrower Group Members with existing Leases and Senior Loan Documents) if and to the extent such discretionary expenditures result in a failure of the Borrower Group Members' operating revenues to be sufficient to pay their expenses and principal and interest on the Loan as and when the same become due. In the event Borrower defers any capital expenditures in order to comply with this Section 8.10, Borrower shall so notify Lender in writing of the amount of the deferral and the period for which the deferral is to occur (any such deferred capital expenditure for which notice is timely given to Lender is herein referred to as a "Deferred Capital Expenditure").

8.11 Financial Covenants. The parties acknowledge and agree for purposes of this
Section 8.11 that any Schedule V Fees that Borrower is required to pay shall not be given effect for purposes of calculating the following ratios. Also, the following ratios shall not be deemed violated for a given period if such non-compliance for a given period is due solely to expenditures being made in such period for Deferred Capital Expenditures from a prior period.

(a)      Holdings shall not permit:

(i) the ratio of its Consolidated Total Debt to its Gross Asset Value as at the end of any fiscal quarter set forth below to be greater than the amount set forth opposite such fiscal quarter below:

------------------------------------------------------- ------------------------
Fiscal Quarter Ending:                                  Amount:
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 31, 2001                                          0.975
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2001                                           0.958
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2001                                      0.923
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2001                                       0.898
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 30, 2002                                          0.960
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2002                                           0.930
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2002                                      0.895
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2002                                       0.869
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 31, 2003                                          0.927
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2003                                           0.895
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2003                                      0.859
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2003                                       0.830
------------------------------------------------------- ------------------------
(ii) the ratio of its Consolidated EBITDA to Consolidated Interest Expense for any fiscal quarter to be less than the amount set forth opposite the fiscal quarter set forth below:

------------------------------------------------------- ------------------------
Fiscal Quarter Ending:                                  Amount:
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 31, 2001                                          1.14
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2001                                           1.14
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2001                                      1.14
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2001                                       1.17
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 30, 2002                                          1.17
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2002                                           1.18
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2002                                      1.21
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2002                                       1.26
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
March 31, 2003                                          1.22
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
June 30, 2003                                           1.26
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
September 30, 2003                                      1.30
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
December 31, 2003                                       1.30
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------

------------------------------------------------------- ------------------------
(iii)    Intentionally omitted.

(iv) its Consolidated Capital Expenditures for any fiscal year to exceed the amount budgeted therefor in the Approved Operating Budget.

(b)      Borrower shall not permit any Expanded Property Owner to:

(i) at any time have Total Debt greater than the amounts set forth in Schedule 8.11(b)(i) for each Expanded Property; and

(ii) make Capital Expenditures for any fiscal year in excess of the amounts set forth for each Expanded Property in Schedule 8.11(b)(ii).

8.12 Misapplication of Funds. No Borrower Group Member shall permit any distribution of any Revenues or Loss Proceeds in violation of the provisions of this Agreement, any misappropriation of any Security Deposit or portion thereof, or any Distributions in violation of the provisions of this Agreement.

8.13 Change in Business. Other than Holdings, Borrower, Prime Retail E-Commerce, Inc. and E-Outlets Resolution Corp., no Borrower Group Member shall conduct business in any state other than the state in which each Expanded Property is located. No Borrower Group Member shall make any change in the scope or nature of its business objectives, purposes or operations, or in the location of its "place of business" or "chief executive office" (as such terms are used in Uniform Commercial Code), or undertake or participate in activities other than the continuance of its present business without Lender's prior written consent, which Lender may condition or withhold in its sole and absolute discretion. If any Loan Party or Expanded Property Owner requests Lender's consent to change the location of its "place of business" or "chief executive office," or to conduct business in another state, Borrower shall deliver a written request to Lender at least thirty (30) days in advance, together with executed UCC-1 financing statements for filing in the jurisdiction(s) in which such Person desires to conduct business or change the location of its "place of business" or "chief executive office," together with a legal opinion that the filing of such financing statement(s) in such jurisdiction(s) will maintain the priority of Lender's perfected security interest in the Collateral. Borrower shall not allow any Expanded Property Owner to permit any change in the use of any of the Expanded Properties without Lender's prior written consent.

8.14 Regulation U. Borrower shall not use or permit the use of any of the proceeds of the Loan in a manner which would cause the Loan to be treated as a "Purpose Credit."

8.15 Prime Notes. Borrower shall not suffer or permit any Amendment of either of the Prime Notes.

8.16 Negative Pledge. Borrower agrees that throughout the term of this Loan, no "negative pledge" on or with respect to any interest in any Borrower Group Member or any Expanded Property or any Unencumbered Assets which restricts or prohibits the sale or encumbrance of any interest in any Borrower Group Member or Expanded Property or Unencumbered Asset shall be granted or allowed to exist, other than those negative pledges granted pursuant to this Agreement in favor of and for the benefit of Lender.

ARTICLE IX
                                   MANAGEMENT

9.1  Management; Termination of Manager. Borrower warrants and covenants that:
(a) Unless otherwise consented to by Lender in its sole and absolute discretion, to the extent not prohibited by the terms of any applicable Senior Loan Documents, each Expanded Property shall at all times during the term of the Loan be leased, managed and marketed by Borrower. Without Lender's prior written consent, no fees shall be payable to Borrower in connection with such leasing, managing and marketing of the Expanded Properties. Borrower shall operate or cause to be operated each Expanded Property in a first class manner and otherwise in accordance with the standard of operation of other factory outlet centers similarly situated (the "Management Standard"). No Loan Party shall, nor shall it permit any of the Borrower Group Members to (including permitting any Expanded Property Owners to) to, terminate or replace its Manager or its successor or assign, or enter into any Management Agreement, without Lender's prior written consent. Borrower shall cause all Expanded Property Owners to (i) diligently perform and observe all of the terms, covenants and conditions of any Management Agreement on the part of the applicable Expanded Property Owner to be performed and observed by the applicable Expanded Property Owner so that the rights of the applicable Expanded Property Owner under the Management Agreement remain unimpaired; and (ii) promptly notify Lender of the giving of any notice by the Manager to an Expanded Property Owner of any default by an Expanded Property Owner in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of an Expanded Property Owner and deliver to Lender a true copy of each such notice. The applicable Expanded Property Owner shall promptly enforce the performance and observance of all of the covenants required to be observed and performed by the Manager.

(b) The Borrower acknowledges and agrees (i) that to the extent the Borrower or any of the Borrower Group Members is currently managing any Expanded Properties such right to manage such Expanded Properties shall be construed as on the basis of a Management Agreement for a thirty (30) day term, with automatic renewal on a month-to-month basis unless the owner elects not to renew such Management Agreement, and (ii) that the relevant Loan Party, its Subsidiaries or
Affiliates, including the Expanded Property Owners shall have the right to terminate said Management Agreement with or without cause on no more than thirty
(30) days prior written notice. The parties hereto acknowledge and agree that in the event the effectiveness of this Section with respect to the Borrower or any Expanded Property Owner is subject to the consent of any Senior Lender under the Senior Loan Documents relating to the Expanded Property, this Section shall not be deemed effective with respect to the Borrower or such Expanded Property Owner until such consents are obtained. The parties hereto further acknowledge and agree that to the extent this Section conflicts with the terms of any Senior Loan Document, the Senior Loan Document shall govern.

9.2 Brokerage Agreements; Termination and Replacement Provisions. Except as listed on Schedule 9.2 or Schedule 15.21, any Brokerage Agreement made or existing during the term of the Loan shall be subject to the Lender's prior written approval. The Brokerage Agreements shall each provide (i) for a thirty
(30) day term, with automatic renewal on a month-to-month basis unless the owner elects not to renew such Brokerage Agreement, and (ii) that the relevant Loan Party, its Subsidiaries or Affiliates, including the Expanded Property Owners (for purposes of this Section 9.2, the "Relevant Signatory"), shall have the right to terminate said Brokerage Agreement with or without cause on no more than thirty (30) days prior written notice. If requested by Lender in writing (a "Lender Termination Request") at any time after and during the continuation of an Event of Default, the Relevant Signatory shall issue within five (5) days after delivery of the Lender Termination Request, a notice of termination to terminate (i) any Management Agreement (or any Borrower Group Member as a property manager without any agreement) (a "Manager Termination Notice") and/or
(ii) any Brokerage Agreement (a "Broker Termination Notice"). Notwithstanding the foregoing, if the broker or Manager is an Affiliate of the Relevant Signatory, Lender's delivery to the Relevant Signatory of a Lender Termination Request shall automatically terminate the Management Agreement and/or Brokerage Agreement, as specified in the Lender Termination Request, effective as of the date specified in the Lender Termination Request. If the broker or Manager is not an Affiliate of the Relevant Signatory, the Relevant Signatory shall appoint a replacement broker or Manager, as applicable, pursuant to a new Management Agreement or Brokerage Agreement within thirty (30) days after delivery of such Lender Termination Request. If the Relevant Signatory fails to issue the Manager Termination Notice or Broker Termination Notice within said five (5) day period, then Lender shall have the right, and the Relevant Signatory hereby irrevocably authorizes Lender and irrevocably appoints Lender as the Relevant Signatory's attorney-in-fact coupled with an interest, at Lender's sole option, to issue a Manager Termination Notice or Broker Termination Notice on behalf of and in the name of the Relevant Signatory, and the Relevant Signatory hereby releases and waives any claims against Lender arising out of Lender's exercise of such authority. Any replacement Management Agreement or Brokerage Agreement shall be subject to the Lender's written approval and shall by its terms commence upon the day the prior agreement terminates (but not later than the thirtieth (30th) day after delivery of the corresponding Lender Termination Request) and shall have as its scheduled expiration date a date not earlier than the Maturity Date.

                                   ARTICLE X
                                   SENIOR LOAN

10.1 Compliance with Senior Loan Documents; Lender Cure. Except with respect to the Senior Loans and Expanded Properties listed on Schedule 10.5 (but then only if the Section 10.5 Conditions are satisfied), Borrower shall cause each applicable Senior Loan Party to (i) pay all principal, interest and other sums required to be paid by it under and pursuant to the provisions of the Senior Loan Documents to which it is a party, (ii) diligently perform and observe all of the terms, covenants and conditions of the Senior Loan Documents on the part of such Senior Loan Party to be performed and observed, unless such performance or observance shall be waived or not required in writing by the relevant Senior Lender, and (iii) promptly notify Lender of the giving of any notice by the applicable Senior Lender to such Senior Loan Party of any default by such Senior Loan Party in the performance or observance of any of the terms, covenants or conditions of the Senior Loan Documents on the part of such Senior Loan Party to be performed or observed and deliver to Lender a true copy of each such notice, together with any other consents, notices, requests or other written correspondence between such Senior Loan Party and Senior Lender. Without limiting the generality of the other provisions of this Agreement, and without waiving or releasing any Loan Party from any of its Obligations hereunder and under the other Loan Documents, if there shall occur any default under the Senior Loan Documents or if any Senior Lender asserts that any Senior Loan Party has defaulted in the performance or observance of any term, covenant or condition of any Senior Loan Documents (whether or not the same shall have continued beyond any applicable notice or grace periods, whether or not such Senior Lender shall have delivered proper notice to the applicable Senior Loan Party and without regard to any other defenses or offset rights such Senior Loan Party may have against Senior Lender), Borrower hereby expressly agrees that Lender shall have the immediate right, without notice to or demand, but shall be under no obligation, (A) to pay all or any part of the Senior Loan (other than those loans listed on Schedule 10.5, if and only if, however, the Section 10.5 Conditions are satisfied) that is then due and payable and any other sums and to perform any act or take any action, on behalf of such Senior Loan Obligor, as may be appropriate to cause all of the terms, covenants and conditions of the Senior Loan Documents on the part of such Senior Loan Obligor to be performed or observed thereunder to be promptly performed or observed, and (B) to pay any other amounts and take any other action as Lender, in its sole and absolute discretion, shall deem advisable to protect or preserve the rights and interests of Lender in the Loan and/or the Collateral. All sums so paid and the costs and expenses incurred by Lender in exercising rights under this Section 10.1 (including Professional Fees), with interest at the Payoff Rate for the period from the date that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by the Security Documents and shall be due and payable to Lender upon demand therefor. Any sums so paid and costs so incurred by Lender shall bear interest at the Payoff Rate until paid to Lender by Borrower. Borrower hereby indemnifies Lender from and against all liabilities, obligations, losses, damages, penalties, assessments, actions, or causes of action, judgments, suits, claims, demands, costs, expenses (including, without limitation, Professional Fees whether or not suit is brought and settlement costs) and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender as a result of the foregoing actions. Lender shall have no obligation to any Loan Party, any Senior Loan Party or any other Person to make any such payment or performance. Borrower shall not, nor shall it permit any Senior Loan Party to, impede, interfere with, hinder or delay any effort or action on the part of Lender to cure any default or asserted default under any Senior Loan, or to otherwise protect or preserve Lender's interests in the Loan and the Collateral following a default or asserted default under any Senior Loan. Any default or breach by any Senior Loan Party under the Senior Loan Documents to which it is a party which is not cured prior to the expiry of any applicable grace, notice or cure period afforded to such Senior Loan Party under such Senior Loan Documents shall constitute an Event of Default under this Agreement, without regard to any subsequent payment or performance of any such obligations by Lender. Each Loan Party hereby grants, and shall cause each Senior Loan Party to grant to, Lender and any Person designated by Lender the right to enter upon any Expanded Property at any time following the occurrence of any default, or the assertion by any Senior Lender that a default has occurred, under any Senior Loan Documents, for the purpose of taking any such action or to appear in, defend or bring any action or proceeding to protect such Senior Loan Party's and/or Lender's interest. Lender shall have no obligation to complete any cure or attempted cure undertaken or commenced by Lender. If any Senior Lender or any Loan Party shall deliver to Lender a copy of any notice of default under any Senior Loan Documents sent by any Senior Lender to a Senior Loan Party, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. As a material inducement to Lender's making the Loan, Borrower hereby, and shall cause each Senior Loan Party to, absolutely and unconditionally releases and waives all claims against Lender arising out of Lender's exercise of its rights and remedies provided in this Section. In the event that Lender makes any payment in respect of any Senior Loan, Lender shall be subrogated to all of the rights of such Senior Lender under such Senior Loan Documents, in addition to all other rights Lender may have under the Loan Documents.

10.2 Estoppels. Borrower shall, or shall cause each Senior Loan Party to, from time to time, obtain from its Senior Lender such certificates of estoppel with respect to compliance by such Senior Loan Party with the terms of its Senior Loan Documents as may be requested by Lender in form and substance reasonably acceptable to Lender. Borrower hereby indemnifies Lender, each Co-Lender and Assignee from and against all liabilities, obligations, losses, damages, penalties, assessments, actions, or causes of action, judgments, suits, claims, demands, costs, expenses (including, without limitation, Professional Fees whether or not suit is brought and settlement costs) and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender or any Co-Lender or Assignee based in whole or in part upon any fact, event, condition, or circumstances relating to any Senior Loan which was misrepresented in, or which warrants disclosure and was omitted from such estoppel executed by such Loan Party or such Senior Loan Party.

10.3 No Amendment. Except as listed on Schedule 5.5(d), Borrower shall not, nor shall it permit any Senior Loan Party to, without obtaining the prior written consent of Lender, enter into any Amendment of any of the Senior Loan Documents. Borrower shall provide Lender with a fully executed and complete copy of any Amendment to the Senior Loan Documents within five (5) days after the execution thereof. Without limiting the generality of the foregoing, any increase in the principal amount, interest rate, monthly debt service payments, fees or other amounts payable, or to be reserved or escrowed, under or with respect to any Senior Loan Documents, any change in the maturity date of any Senior Loan, cash management procedures, or any change to the provisions of the Senior Loan Documents relating to the release of collateral or security or the release price therefor, without the express prior written consent of Lender, shall be prohibited pursuant to this paragraph.

10.4 Acquisition of the Senior Loan. Borrower shall not and shall cause each Borrower Group Member to not acquire or agree to acquire any Senior Loan, or any portion thereof or any interest therein, or any direct or indirect ownership interest in the holder of any Senior Loan, via purchase, transfer, exchange or otherwise, and any breach or attempted breach of this provision shall constitute an immediate Event of Default hereunder. If, solely by operation of applicable subrogation law any such Person shall have failed to comply with the foregoing, then Borrower (i) shall immediately notify Lender of such failure, (ii) shall cause any and all such Persons acquiring any interest in the Senior Loan Documents (A) not to enforce such Senior Loan Documents, and (B) upon the request of Lender, to the extent any of such Persons has or have the power or authority to do so, to promptly (1) cancel such Senior Note, (2) reconvey and release any Senior Lien and any other collateral under such Senior Loan Documents, and (3) discontinue and terminate any enforcement proceeding(s) under such Senior Loan Documents. Borrower hereby expressly covenants and agrees that, in the event that Lender acquires the Senior Loan at any time when an Event of Default shall have occurred, then, at Lender's option, exercised in Lender's sole and absolute discretion, Lender may elect (x) to declare that such Senior Loan is in default (which default shall not be subject to any grace, notice or cure periods), and (y) to accelerate such Senior Loan indebtedness.

10.5 Deed-in-Lieu. Except as set forth on Schedule 10.5, Borrower shall not, nor shall it permit any Senior Loan Party to, enter into any deed-in-lieu or consensual foreclosure with or for the benefit of any Senior Lender or any of its Affiliates. Without the express prior written consent of Lender, Borrower shall not, nor shall it permit any Senior Loan Party to, enter into any consensual sale or other transaction in connection with any Senior Loan which could diminish, modify, terminate or otherwise adversely affect the interests of Lender or such Senior Loan Party in the Collateral or any portion thereof or any interest therein or of such Senior Loan Party in any Expanded Property or any portion thereof or any interest therein. No foreclosure or deed-in-lieu transaction shall be permitted with respect to the Expanded Properties indicated on Schedule 10.5 unless Borrower demonstrates to Lender's satisfaction that the Senior Loan and other obligations owed or to become due and owing under the related Senior Loan Documents are not (or are no longer) recourse obligations of either Holdings or Borrower or to any of their respective assets, or to any other property not set forth in Schedule 10.5, either directly or by virtue of any general partnership or other relationship or affiliation with any Person or otherwise (the foregoing conditions to a foreclosure or deed-in-lieu thereof are herein referred to as the "Section 10.5 Conditions"). Under no circumstance shall Borrower suffer or permit any bankruptcy filing by or against any Borrower Group Member in connection with any proposed relinquishment of an Expanded Property pursuant to this Section 10.5.

10.6 Refinancing; Prepayment. Except as specifically permitted by this Agreement, Borrower shall be required to obtain the consent of Lender, which may be withheld in Lender's sole discretion, before any Senior Loan Party is permitted to make any partial or full prepayments of amounts owing under any Senior Loan. Except as otherwise permitted by this Agreement, Borrower shall not, nor shall it permit any Senior Loan Party to, refinance any Senior Loan prior to the payment to Lender of all amounts owing to Lender evidenced by the Note.

10.7 Acquisition of Senior Loan. Borrower, on its own behalf and on behalf of each Loan Party and Expanded Property Owner hereby acknowledges and agrees that Lender shall have the right to purchase or otherwise acquire any Senior Loan at any time and further hereby expressly covenants and agrees that, in the event that Lender acquires any Senior Loan at any time when an Event of Default shall have occurred, then, at Lender's option, exercised in Lender's sole and absolute discretion, Lender may elect (x) to declare that such Senior Loan is in default (which default shall not be subject to any grace, notice or cure periods), and
(y) to accelerate such Senior Loan indebtedness. Additionally, if Lender acquires a Senior Loan after a Payoff Event has occurred with respect to such Senior Loan, Borrower shall pay to Lender as additional interest on the Loan an amount equal to the product of (a) the difference between the Payoff Rate and the actual interest rate received by Lender in cash on such Senior Loan, multiplied by (b) the outstanding balance from time to time of such Senior Loan.

ARTICLE XI
                             TRANSFERS OF INTERESTS

11.1 Transfer or Encumbrance. Borrower shall not, nor shall Borrower permit any Borrower Group Member to, whether in one or a series of transactions, (i) issue or agree to issue any direct or indirect interest (including preferred equity or securities convertible into preferred or common equity) of any nature whatsoever, whether partnership, stock , membership, equity, beneficial, profit, loss or otherwise (collectively and in the singular, as the context may require, the "Ownership Interests") in such Person or (ii) allow or permit the Transfer of any Ownership Interest in any other Loan Party or any Expanded Property Owner directly or indirectly, by operation of law or otherwise, or (iii) the Transfer of a controlling interest of any Person having a direct or indirect legal or beneficial Ownership Interest in any Loan Party or Expanded Property Owner, including any legal or beneficial interest in any constituent member, partner or owner of such Person; or (iv) the change, removal, resignation or addition of a partner, joint venturer or member in any Loan Party or Expanded Property Owner, in each case, without the prior written consent of Lender, which consent in any and all circumstances may be conditioned or denied for any reason or no reason in the sole and absolute discretion of Lender; provided, however, notwithstanding anything to the contrary in the foregoing, common stock or preferred stock in Holdings and partnership units of the Borrower (other than those held by Holdings) may be Transferred without the prior consent of Lender, provided that after such Transfer, no person or group of persons as a result of such Transfer (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), shall beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) more than the Applicable Ownership Limit of any class of securities of Holdings. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further Transfer, regardless of whether or not Lender has consented to, or waived its rights hereunder with respect to, any such previous Transfer, and irrespective of whether such further Transfer is voluntary, by reason of operation of law or is otherwise made. If Lender in its sole and absolute discretion consents to a Transfer, the transferee of any Ownership Interest shall pay all of Lender's out of pocket expenses relating to any Transfer (including, without limitation, Professional Fees and customary fees of the securitization trustee, if any, and the Servicer) and shall enter into such pledge and security agreements, financing statements and other instruments, to evidence Lender's continuing security interest in the Collateral as Lender may require, and deliver such opinions of counsel, Rating Agency Confirmations, and other further assurances as Lender may require. Lender may release, regardless of consideration, any part of the security held for the Obligations secured by the Pledge Agreements without, as to the remainder of the security, in any way impairing or affecting the lien of the Pledge Agreements or its priority over any subordinate lien.

11.2 Transfers of the Properties. Except as disclosed on Schedule 10.5 (and then only if Section 10.5 Conditions are satisfied) or permitted under the provisions of Section 7.20 (as to mortgage refinancings), the Silverthorne/Lebanon
Transaction or Section 8.5 (as to asset sales), Borrower shall not, and shall not permit any Expanded Property Owner to, sell, convey, transfer, encumber, pledge, hypothecate or assign all or any portion of any Expanded Property, other than as required by the Senior Loan Documents or the Loan Documents (and aside from immaterial personal property and utility easements necessary for the efficient operation of the Expanded Properties), without Lender's prior written consent, which such consent may be conditioned or delayed for any reason or for no reason, in Lender's sole discretion.

11.3 Interests of Holdings. Holdings shall at all times be and remain the sole general partner and owner of 75% of the outstanding common units of Borrower.

                                  ARTICLE XII
                                 CASH MANAGEMENT

12.1     Establishment of Deposit Accounts and Ancillary Accounts.

(a) On or before the Closing Date, pursuant to the terms of the Lockbox Agreement, Borrower shall establish and maintain six Eligible Accounts, as described in Section 12.2, each in Lender's name as secured party to serve as the "Deposit Accounts" for the purposes described in this Article (said accounts, and any account replacing the same in accordance with this Agreement and the Lockbox Agreement, shall be referred to herein as the "Deposit Accounts"; and Mercantile Safe Deposit & Trust Company, Baltimore, Maryland, or such other depository institution selected by Lender in which the Deposit Accounts may hereafter be maintained shall be referred to herein as the "Depository"). Borrower shall also establish the Marketing Reserve Deposit Account and the Trade Payables Reserve Deposit Account with the Depository on or before the Closing Date. In addition, Lender is authorized from time to time to establish such additional Eligible Accounts as Lender may determine and to deposit therein funds from the Deposit Accounts (or funds which otherwise would be held in the Deposit Accounts), to hold reserves, to facilitate investments, or otherwise for the convenience of Lender in administering such funds (said accounts, together with the Marketing Reserve Deposit Account and the Trade Payables Reserve Deposit Account, may be referred to as the "Ancillary Accounts").

(b) The Deposit Accounts and the Ancillary Accounts shall be under the sole dominion and control of Lender (which dominion and control may be exercised by the Servicer); and except as expressly provided in Section 12.7, the Loan Parties shall have no rights to control or direct the investment or payment of funds therein. Lender may elect to change any financial institution in which the Deposit Accounts or the Ancillary Accounts shall be maintained, and Lender shall give the Borrower written notice of any such change.

(c) On or before the Closing Date, Borrower shall establish an operating account with the Depository ("Operating Account") which Operating Account shall be pledged to Lender in accordance with the terms of this Agreement. The Working Capital Reserve shall be a sub-account of the Operating Account.

12.2     Deposit of Excess Cash Flow and Revenues into Deposit Accounts.

(a) The Loan Parties and the Property Owners listed on Schedule 12.2A ("Senior Megadeal Property Owners") shall (i) deliver to the Depository, on the date hereof, irrevocable instructions to automatically transfer in each month all funds which would otherwise be remitted or transferred by the Depository from the Property Collection Account, the Cash Collateral Account or any Sub-Account (each, as defined in the Senior Megadeal Mortgages), or any and all other lockbox, cash collateral or other accounts maintained at the Depository in connection with the Senior Megadeal Loan (collectively, the "Senior Megadeal Loan Lockbox Accounts") pursuant to any lockbox agreement or similar agreement among the Borrower and/or the Senior Megadeal Property Owners, the Senior Megadeal Lender and the Depository governing receipt and disbursement of Revenues from the properties securing the Senior Megadeal Loan (whether contained within the provisions of the Senior Megadeal Mortgages or in a separate agreement or agreements) (collectively, the "Senior Megadeal Loan Lockbox Agreement"), to any Senior Megadeal Mortgage Property Owner, Senior Megadeal SPC or other Borrower Group Member after delivery of an "Excess Rent Notice" under Article V of the Senior Megadeal Mortgages or otherwise under the Senior Megadeal Loan Documents directly into the PRC Funds Deposit Account and the OP Funds Deposit Account (as hereinafter defined and collectively referred to as the "Mezzanine Megadeal Deposit Accounts") in accordance with the allocation percentages specified by Lender and (ii) cause all other Revenues received by any Senior Megadeal Property Owner, Senior Megadeal SPC or other Borrower Group Member and not payable to the Senior Megadeal Lender or otherwise required to be deposited into any reserve account under the Senior Megadeal Mortgages to be deposited into the Mezzanine Megadeal Deposit Accounts in accordance with the allocation percentages specified by Lender not later than one (1) Business Day after the same are paid (all funds required to be deposited into the Mezzanine Megadeal Deposit Accounts pursuant to this Section 12.2 are herein collectively referred to as "Excess Cash Flow"). From and after the date hereof and until Lender shall otherwise instruct the Depository and the Loan Parties, all Excess Cash Flow deposited into the Mezzanine Megadeal Deposit Accounts shall be allocated to the Mezzanine Megadeal Deposit Accounts in the following percentages (the "Deposit Percentages"): (a) 49.9% of all Excess Cash Flow in each month shall be transferred by the Depository to the first Deposit Account (the "PRC Funds Deposit Account") on account of Excess Cash Flow due to Capital I as a 49.9% limited partner in the Senior Megadeal Property Owners which are limited partnerships and (b) 50.1% of the Excess Cash Flow in such month shall be transferred to the second Deposit Account (the "OP Funds Deposit Account") representing Excess Cash Flow due to the Borrower and the Senior Megadeal SPCs with respect to their partnership interests in the Senior Megadeal Property Owners. Lender may, from time to time, change the foregoing allocation percentages between the PRC Funds Deposit Account and the OP Funds Deposit Account upon notice to the Depository and the Loan Parties and may make such reallocations and adjustments of Excess Cash Flow as Lender may deem necessary to reflect the results of operations of the Properties and the respective interests of Capital I, Borrower and the Senior Megadeal SPCs therein.

(b) In addition to the PRC Funds Deposit Account and the OP Funds Deposit Account relating to the Properties owned by the Senior Megadeal Property Owners, the Loan Parties shall establish the following four Deposit Accounts:

                  The "Core Deposit Account" shall be established for the purpose of receiving the transfer of Revenues as described in more detail below from the Expanded Properties owned by the Property Owners described in Schedule 12.2B ("Core Property Owners").

                  The "Other Deposit Account" shall be established for the purpose of receiving the transfer of Revenues as described in more detail below from the Expanded Properties owned by the Expanded Property Owners other than the Senior Megadeal Property Owners, Puerto Rico LP and the Core Property Owners ("Other Property Owners"), as well as all other Revenues of the Borrower Group Members not included in the Revenues to be deposited into the Core Deposit Account, the PRC Funds Deposit Account, the OP Funds Deposit Account, the Puerto Rico Pledged Deposit Account or the Other Puerto Rico Deposit Account.

                  The "Puerto Rico Pledged Deposit Account" shall be established for the purpose of receiving the transfer of 49.9% of the Revenues as described in more detail below from the Puerto Rico Property owned by Puerto Rico LP.

                  The "Other Puerto Rico Deposit Account" shall be established for the purpose of receiving the transfer of 50.1% of the Revenues as described in more detail below from the Puerto Rico Property owned by Puerto Rico LP. The Other Puerto Rico Deposit Account and the Pledged Puerto Rico Deposit Account are referred to collectively herein as the "Puerto Rico Deposit Accounts."

                  Subject to the rights of the Senior Lenders under the Senior Loan Documents, all payments of Revenues shall be promptly delivered by all tenants or other payors or recipients thereof directly into the Core Deposit Account with respect to Properties owned by the Core Property Owners and the Other Deposit Account with respect to Expanded Properties owned by the Other Property Owners or with respect to Revenues not to be deposited into the PRC Funds Deposit Account, the OP Funds Deposit Account, the Core Deposit Account, the Puerto Rico Pledged Deposit Account or the Other Puerto Rico Deposit Account, in each case by check or wire transfer.

                  Subject to the rights of the applicable Senior Lender under the Senior Loan Documents, all payments of Revenues attributable to the Puerto Rico Property ("Puerto Rico Revenues") shall be promptly delivered by all tenants or other payors or recipients thereof directly to the Depository for allocation as hereinafter set forth. From and after the date hereof and until Lender shall otherwise instruct the Depository and the Loan Parties, all Puerto Rico Revenues deposited into the Puerto Rico Deposit Accounts shall be allocated to the Puerto Rico Deposit Accounts in the following percentages: (a) 49.9% of all Puerto Rico Revenues in each month shall be transferred by the Depository to the first Puerto Rico Pledged Deposit Account, representing the equity interests in Puerto Rico LP that have been pledged to Lender of even date herewith and (b) 50.1% of the Puerto Rico Revenues in such month shall be transferred to the Other Puerto Rico Deposit Account representing the equity interests in Puerto Rico LP that have not been pledged to Lender.

                  Additionally Borrower shall cause each Core Property Owner, Other Property Owner, Puerto Rico LP and each applicable Borrower Group Member and Senior Loan Party to (i) make such payments, deposits and Distributions directly into the Lockbox as are required under the terms of the Loan Documents, and (ii) cause each applicable Senior Lender to deliver directly to the Depository for deposit into the appropriate Deposit Account in the Lockbox any and all Revenues which such Senior Lender would, in accordance with the Senior Loan Documents, deliver, disburse, release or distribute to any of the Borrower Group Members or the applicable Senior Loan Party from any Senior Lender lockbox or any other accounts established under the Senior Loan Documents. Such direction to the Senior Lenders shall be irrevocable and shall provide for automatic transfers of funds by the institutions acting as depositories for such Senior Lenders. Lender may establish the Lockbox in the name of Lender, as secured party, or as Lender may otherwise designate. The Lockbox shall be under the sole dominion and control of Lender. No Loan Party nor any Senior Loan Party shall have any right of withdrawal in respect of the Lockbox.

                  The Borrower acknowledges and agrees, and shall instruct the Depository, that in the event that at any time after the date hereof (x) the Senior Megadeal Loan shall have been indefeasibly paid in full or (y) any Senior Megadeal Loan Lockbox Agreements shall no longer be in effect while the Loan shall remain outstanding, all Revenues from the Properties for the Senior Megadeal Loan shall continue to be paid directly into the Senior Megadeal Loan Lockbox Accounts; provided, however, that, notwithstanding anything to the contrary contained herein or in the Senior Megadeal Loan Lockbox Agreement all funds thereafter received in such accounts shall, subject in the case of clause
(y) above to the terms and conditions of the Senior Megadeal Loan Documents to the extent then in effect, be transferred by the Depository to the PRC Funds Deposit Account and the OP Funds Deposit Account immediately upon receipt to be held and disbursed in accordance with the terms and conditions of this Article XII and the Lockbox Agreement. In addition, in such event, subject in the case of clause (y) above to the terms and conditions of the Senior Megadeal Loan
Documents to the extent then in effect, (i) each of the Senior Megadeal Loan Lockbox Accounts shall be deemed an Account hereunder, (ii) the Depository shall cause the name of the Senior Megadeal Loan Lockbox Accounts to be changed in accordance with the direction of Lender, and (iii) the funds and assets in the Senior Megadeal Loan Lockbox Accounts shall be deemed Collateral hereunder and shall be distributed in accordance with the terms hereof. Notwithstanding the foregoing provisions of this paragraph, in the event the Senior Megadeal Loan is refinanced with the Lender's approval pursuant to Section 7.20, the terms of such refinancing shall control over the provisions of this paragraph.

                  To the extent any other Senior Loan (other than the Senior Megadeal Loan) shall have been indefeasibly paid in full and such Senior Lender maintains its lockbox, cash collateral or other accounts with the Depository, then the provisions of the foregoing paragraph shall also apply and Borrower shall similarly direct the Depository with respect to such accounts in connection with such Senior Loan as set forth in the prior paragraph.

12.3 Application of Funds in the Deposit Accounts. Except as otherwise provided herein, and subject to Section 12.4 below, funds in the Deposit Accounts shall be allocated (or paid, as the case may be) as follows:

(a) First, to the payment of accrued and unpaid interest then due upon the Loan and any other amounts due under the Loan Documents (other than as described in clause (b) below).

(b)      Second,  to the  payment  of any  accrued  and unpaid  Minimum  Monthly
         Amortization   Amount  then  due  hereunder  plus  the  Additional  Fee
         applicable thereto.

(c) Third, (provided, in the aggregate, there are sufficient funds in the six Deposit Accounts to reserve for the payment of all interest on the Note coming due on the next Payment Date and for the payment of the Minimum Monthly Amortization Amount plus the Additional Fee applicable thereto coming due on the next Payment Date (collectively referred to as the "Aggregate Deposit Requirement") to fund into the Marketing Reserve Deposit Account an amount requested in writing by Borrower and demonstrated by Borrower to Lender's reasonable satisfaction to be equal to the Marketing Reserve Payment allocable to such month, provided that only funds in excess of the sum of the Aggregate Deposit Requirement plus any ACCF Set-Aside Balance shall be permitted to be disbursed for such purpose.

(d) Fourth, (provided that Borrower shall have demonstrated to Lender's reasonable satisfaction that all Marketing Reserve Payments have been deposited into the Marketing Reserve Deposit Account) to Borrower's Operating Account, on a monthly basis, the Approved Operating Expense Amount for such month as set forth in the Approved Operating Budget or in the event there is not an Approved Operating Budget, then in an amount otherwise approved by Lender, provided that only funds in excess of the sum of the Aggregate Deposit Requirement plus any ACCF Set-Aside Balance shall be permitted to be disbursed for such purpose.

                  The remaining balance of the funds in the Deposit Accounts (excluding any balance in the Marketing Reserve Deposit Account and the Trade Payables Reserve Deposit Account, which shall not be considered as "Deposit Accounts" hereunder, but are rather reserve Accounts) in excess of the Aggregate Deposit Requirement at the end of any given month shall constitute the "ACCF Set-Aside" for such month. The "ACCF Set-Aside Balance" at any given time shall be equal to the aggregate sum of all ACCF Set-Asides for all preceding months, less the portion thereof disbursed on a quarterly basis to fund the payment of Available Consolidated Cash Flow and the funding of the Working Capital Reserve as provided in the following paragraph.

                  Lender shall provide notice to the Depository as to the amount of the payment of Available Consolidated Cash Flow which shall be paid Lender within thirty (30) days following each Quarterly Payment Date, which amount shall be applied in reduction of the principal balance of the Note and in payment of the Additional Fee associated with such reduction. Concurrently therewith, the Working Capital Reserve sub-account of the Operating Account shall be replenished to an amount not to exceed $4,000,000, provided that in the aggregate there were sufficient funds in the Deposit Accounts as of the last day of the Fiscal Quarter to meet the Aggregate Deposit Requirement for the current month. All payments under this paragraph shall reduce the amount of the ACCF Set-Aside Balance on a dollar for dollar basis. For purposes of illustration, if, for example, the Available Consolidated Cash Flow for the Fiscal Quarter was $5,000,000 and the balance of the Working Capital Reserve was $2,000,000, and the ACCF Set-Aside Balance at the end of such Fiscal Quarter was $7,000,000, $5,000,000 would be applied to reduce the principal balance of the Note and in payment of the Additional Fee associated with such reduction, $2,000,000 would be disbursed to replenish the Working Capital Reserve (so long as the Deposit Accounts will, after such disbursement, continue to hold sufficient funds to meet the Aggregate Deposit Requirement for the current month) and the ACCF Set-Aside Balance would be reduced by $7,000,000.

                  Except as otherwise  provided  herein,  and subject to Section
12.4 below, funds in the Marketing Reserve Deposit Account shall be disbursed to the Marketing Reserve Operating Account on a monthly basis on each monthly Payment Date in the amount of the Approved Marketing Expense Amount for such month as set forth in the Approved Operating Budget, or in the event there is not an Approved Operating Budget, then in an amount otherwise approved by Lender.

                  Borrower shall not use the Approved Operating Expense Amount or Approved Marketing Expense Amount for any purpose other than as permitted by the Approved Operating Budget. Within thirty (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender specifying the application of the Approved Marketing Expense Amount and the Approved Operating Expense Amount. Lender shall have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9.

                  Each disbursement from the six Deposit Accounts as set forth in Section 12.3 (a) through (d) above shall be done in the following order of priority. First from the Other Deposit Account until zero funds remain, then from the Other Puerto Rico Deposit Account until zero funds remain, then from the OP Funds Deposit Account until zero funds remain, then from the PRC Funds Deposit Account until zero funds remain, then from the Puerto Rico Pledged
Deposit Account until zero funds remain, and finally from the Core Deposit Account. This priority of disbursement shall be followed each time a payment is made from the Lockbox.

                  On each day that any payment of interest or principal is due under the Loan, or at any time thereafter, Lender may at its option pay such amount from the Deposit Accounts without any prior written consent or approval of any Loan Party or other Person, and Borrower and each other Loan Party hereby irrevocably authorizes Lender to so make any such payment at Lender's election from time to time.

12.4 Defaults; Cash Restriction Conditions. If any Event of Default or uncured Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have no obligation to transfer funds pursuant to Section 12.3(d) nor shall Lender have any obligation to replenish the Working Capital Reserve sub-account as set forth in Section 12.3(e) above. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents and, notwithstanding anything to the contrary contained herein, Lender may apply any and all funds in the Deposit Accounts and any Ancillary Account against all or any portion of any of the Obligations, in any order.

12.5     Security Interest in Deposit Account Collateral.

(a) The Borrower hereby assigns and pledges to Lender, and hereby grants to Lender, as additional security for the Obligations, a first priority security interest in and to all right, title and interest of the Borrower in and to all of the following, in each case, whether now owned or hereafter acquired by the Borrower, wherever located, and whether now or hereafter existing or arising (collectively, the "Deposit Account Collateral"):

(i) the Accounts, all Financial Assets (as defined in the Lockbox Agreement) from time to time credited to the Accounts (including, without limitations, all cash equivalents), all funds held therein, and all certificates and instruments, if any, from time to time representing or evidencing the Accounts and assets of the Accounts;

(ii) all Permitted Investments from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Permitted Investments;

(iii) all notes, securities (including any Securities), instruments, certificates of deposit, deposit amounts and other investments from time to time hereafter delivered to or otherwise possessed by the Depository for the benefit of Lender in substitution for or in addition to any or all of the then existing Deposit Account Collateral;

(iv) all interests, dividends, cash, Securities, Instruments (each, as defined in the Lockbox Agreement) and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Deposit Account Collateral;

(v) all earnings and investments held in any Account in accordance with the Lockbox Agreement or hereunder; and

(vi) all proceeds (including without limitation, cash proceeds) of any and all of the foregoing, including without limitation proceeds that constitute property of the types described in clause (i) above.

This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all Obligations payable by the Borrower to Lender under the Note and the other Loan Documents. The Borrower acknowledges that the Servicer and the Depository are acting as the agent of, and at the direction of, Lender in connection with the subject matter of this Agreement. This Agreement shall be deemed a security agreement within the meaning of the Uniform Commercial Code.

(b) The Borrower agrees to promptly execute, acknowledge, deliver, file or do, at its sole cost and expense, all acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to effectuate, assure, convey, secure, assign, transfer and convey unto Lender any of the rights granted by this Agreement and to more fully perfect and protect any assignment, pledge, lien and security interest confirmed or purported to be created hereby, or to enable Lender to exercise and enforce its rights and remedies hereunder, in respect of the Deposit Account Collateral. If Borrower fails, after the giving of required notices, if any, and the expiration of applicable grace periods, if any, to perform any agreement or obligation contained herein, Lender may perform or cause the performance of such agreement or obligation, and the reasonable expenses of Lender incurred in connection therewith shall be payable to Lender by the Borrower.

(c) Nothing contained herein shall impair or otherwise limit the Borrower's obligation to timely make the payments (including, without limitation, interest and principal) required by the Note and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents, regardless of the amounts on deposit in the Deposit Accounts.

(d) The Borrower irrevocably instructs and authorizes the Depository to take from time to time the actions specified in any instructions received from Lender, and to exercise the obligations imposed on the Depository hereunder.

12.6     Certain Additional Matters.

(a) At Lender's option, the Lender shall have the right to cause the Depository to entitle the Deposit Accounts and any Ancillary Accounts with any designation Lender may select in its sole discretion. The name of the accounts may be changed in connection with an assignment of the Loan by Lender, to reflect such assignment.

(b) The Deposit Accounts and any Ancillary Accounts shall be assigned the federal tax identification numbers of the Borrower, which number the Borrower represents is 52-1844882. Prior to application in accordance with the terms hereof, all amounts in the Deposit Accounts and any Ancillary Accounts shall remain assets of the Borrower, subject to the pledge, lien and security interest granted to Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

(c) In order to further secure the performance by the Borrower of the Obligations and full performance by the Borrower of all of its obligations, covenants and agreements under this Agreement and the other Loan Documents, and as a material inducement for Lender to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby (i) requests that the Deposit Accounts and any Ancillary Accounts be established on their behalf at the Depository and (ii) acknowledges and agrees that (x) the Deposit Accounts and any Ancillary Accounts will be subject to the sole dominion, control and discretion of Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement, (y) Lender shall have the sole right to make withdrawals or transfers of funds from the Deposit Accounts and any Ancillary Accounts subject to the terms of this Agreement, and (z) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, or withdraw any funds, investments or other properties from, the Deposit Accounts or any Ancillary Accounts, or to give any instructions with respect to the Deposit Accounts or any Ancillary Accounts.

(d) The Borrower agrees to pay the fees of the Depository in accordance with the customary fees charged by the Depository for the services described herein, as such fees are established from time to time. Lender shall cause the Depository to include its fees in an account analysis statement.

(e) Lender may replace the Depository with a new bank upon five days' notice to the Borrower. Borrower hereby agrees to take all action necessary to facilitate the transfer of the respective obligations, duties and rights of any such Depository to the successor thereof selected by Lender in its sole discretion.

(f) Lender shall terminate this Agreement upon payment in full of the Obligations and shall return to the Borrower all monies then held in the Deposit Accounts and any Ancillary Accounts after liquidating all Permitted Investments.

(g) Lender may exercise in respect of the Deposit Account Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents, or otherwise available at law or in equity. Upon the occurrence of an Event of Default, Lender may exercise in respect of the Deposit Account Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code then in effect in the applicable jurisdiction.

(h) Without limiting the generality of the foregoing or any other provisions of this Agreement, the Borrower acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, it will have no further right to request or otherwise require Lender to disburse funds from the Deposit Accounts and any Ancillary Accounts in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, do any one or more of the following or (i) direct the Depository to continue to hold the funds in the Deposit Accounts and any Ancillary Accounts, or (ii) direct the Depository to disburse all or any portion of the funds held in the Deposit Accounts and any Ancillary Accounts then or thereafter held by the Depository to Lender, in which event Lender may apply said funds to the Obligations, in any order and in such manner as Lender may determine in its sole discretion.

(i) Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time:

(i) collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Deposit Account Collateral, or any part thereof, without notice to the Borrower and without the need to institute any legal action, make demand to or upon the Borrower or any other Person, exhaust any other remedies or otherwise proceed to enforce its rights;

(ii) execute (in the name, place and stead of the Borrower) any endorsements, assignments or other instruments of conveyance which may be required for the withdrawal and negotiation of the Deposit Account Collateral; and/or

(iii) exercise all other rights and remedies available to Lender under applicable law, hereunder, or under any of the other Loan Documents.

Lender shall provide to the Borrower, in writing, an accounting of all monies so applied promptly following written request after any such application.

(j)  Notwithstanding anything to the contrary contained herein:

(i) The Borrower shall remain liable under the Loan Documents to the extent set forth therein to perform all of their respective obligations thereunder;

(ii) The exercise by Lender of any of its rights hereunder shall not release the Borrower from its obligations under any of the Loan Documents, nor shall it constitute an election of remedies by Lender or a waiver by Lender of any of its rights and remedies under the Loan Documents;

(iii) Except as expressly set forth in this Agreement or in any of the other Loan Documents, Lender shall not have any obligation or liability by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of the Borrower hereunder or to take any action, in each case, to collect or enforce any claim for payment assigned hereunder; and

(iv) Lender shall not have to resort to using the Deposit Account Collateral before making demand upon or bringing an action against Borrower under any Loan Document or against any guarantor under any guaranty given in connection with the Loan (unless and only to the extent otherwise expressly provided in any such guaranty).

(k) No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

12.7     Investment of Funds in Deposit Accounts and Ancillary Accounts.

(a) Lender is authorized to invest all or any part of the funds in or from the Deposit Accounts and any Ancillary Accounts in one or more Permitted Investments. Lender may invest all of such funds held by Lender in or from the Deposit Accounts and any Ancillary Accounts in Permitted Investments, except that Lender shall have no obligation to invest or pay any interest or other return on (i) account balances of $25,000 or less, (ii) funds held or to be held for 45 days or less, or (iii) any funds after an Event of Default. Unless otherwise specified by the Borrower in written notice delivered both to Lender and Servicer, funds may be held in short-term money market investments or in so-called money market or market rate accounts. Any instructions from the Borrower to invest otherwise shall be subject to reasonable approval by Lender.

(b) All funds from the Deposit Accounts or any Ancillary Accounts that are invested in a Permitted Investment are deemed to be held in the Deposit Accounts and Ancillary Accounts for all purposes of this Agreement and the other Loan Documents. All earnings on Permitted Investments in the Deposit Accounts and Ancillary Accounts shall be for the benefit of the Borrower and shall be credited to the Deposit Accounts and Ancillary Accounts. The Borrower shall provide Lender or the applicable bank, at any time upon request of Lender, with a Form W-8 or W-9 to evidence that the Borrower is not subject to any back-up withholding under the IRC.

(c) Notwithstanding Paragraph (A) above, neither Lender nor Servicer shall have any liability for the failure to invest any funds (unless such failure results from gross negligence or willful misconduct, and then only the party at fault shall be liable) or for any loss in investments of funds that are invested in Permitted Investments, and no such loss shall affect Borrower's obligations to make all payments and deposits required to be made by Borrower under the Loan Documents. Neither Lender nor Servicer shall be responsible for obtaining any specific level or percentage of earnings on any Permitted Investment. The Servicer's receipt of any such earnings shall not in any manner be deemed on account of any monies owed to Lender under the Note or any other Obligations.

12.8 Representations and Warranties. In addition to any representations or warranties contained in this Agreement, each Borrower represents and warrants as follows:

(a) Borrower is and at all times shall be the legal and beneficial owner of the Deposit Account Collateral, free and clear of any lien, security interest, option or other charge or encumbrance, except for the liens and security interests in favor of Lender created by this Agreement and the other Loan Documents.

(b) Upon execution by the Borrower of this Agreement, the pledge and assignment of the Deposit Account Collateral pursuant to this Agreement will create a valid, first priority pledge and assignment of the Deposit Account Collateral, securing the payment and performance of the Obligations.

12.9 Covenants. Except as otherwise permitted in this Agreement or any of the other Loan Documents, Borrower covenants with Lender that, from and after the Closing Date, it will comply with, or shall cause to be complied with, the covenants set forth below:

(a) It will not, without the prior consent of Lender, (i) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Revenues or any interest in the Deposit Account Collateral or (ii) create or permit to exist any assignment, lien, security interest, option or other charge or encumbrance upon or with respect to any of the Revenues or any Deposit Account Collateral, except for the liens and security interests in favor of Lender under this Agreement and the other Loan Documents.

(b) It will give Lender not less than 30 days prior written notice of any change in the address of its chief executive office or its principal office.

(c) All records of Borrower with respect to the Deposit Account Collateral will be kept at the principal offices of Borrower and will not be removed from such addresses without the prior written consent of Lender.

(d) It shall not, without the prior written consent of Lender, which may be withheld in Lender's sole discretion, make or consent to any amendment or other modification or waiver with respect to any Deposit Account Collateral, or enter into any agreement, or permit to exist any restriction, with respect to any Deposit Account Collateral, other than as required by any applicable governmental authority.

(e) It will, at its expense, defend Lender's right, title and security interest in and to the Deposit Account Collateral against the claims of any Person.

(f) It shall not take, or fail to take, any action which would in any manner impair the enforceability of this Agreement or the security interests created hereby.

(g) Each Account established by the Borrower shall be at all times an Eligible Account. If at any time any Account ceases to be an Eligible Account, then Borrower shall do all things required by Lender to transfer the applicable funds to an Eligible Account satisfying the requirements of this Agreement.

(h) At the request of Lender, such Borrower shall execute and deliver from time to time, such documents as may be necessary or appropriate, in Lender's sole judgment, to assure Lender that they have a first priority pledge of, and perfected security interest in and lien on, all Deposit Account Collateral.

12.10    Attorney-In-Fact.

(a) Borrower hereby irrevocably appoints Lender and Servicer as its attorney-in-fact, coupled with an interest, with full authority in the place and stead of such Borrower, and in the name of Borrower or otherwise, from time to time after the occurrence of and during the continuation of an Event of Default in the discretion of Lender or the Servicer, as the case may be, to take any action and to execute any instrument which Lender or Servicer may deem necessary or advisable to accomplish the purpose of this Agreement or any other Loan Document, including, without limitation, the following: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of the Marketing Reserve Deposit Account, Accounts and/or any of the Deposit Account Collateral; (ii) to receive, endorse, and collect (A) any Revenues, (B) any instruments made payable to Borrower representing any dividend, payment of principal, interest, redemption price, purchase price or other distribution or payment in respect of any Deposit Account Collateral, or (C) any other instruments, documents and chattel paper received in connection with this Agreement or any other Loan Document; (iii) to file any claims, or take any action or institute any proceedings which Lender or Servicer shall deem necessary or desirable for the collection of any Revenues in the event that Borrower shall fail to do so, or otherwise to enforce the rights of Lender with respect to this Agreement; (iv) to execute and/or file, without the signature of Borrower, any Uniform Commercial Code financing statements, continuation statements, or other filing, and any amendment thereof, relating to the Deposit Account Collateral; (v) to give notice to any third parties which may be required to perfect Lender's security interest in the Deposit Account Collateral; (vi) to register, purchase, sell, assign, transfer, pledge or take any other action with respect to any Deposit Account Collateral in accordance with this Agreement; and (vii) to register, purchase, sell, assign, transfer, pledge, or take any other action with respect to, any Deposit Account Collateral in accordance with this Agreement or, to the extent applicable, any other Loan Document.

(b) Lender may, from time to time, at its sole option, perform any act which the Borrower agrees hereunder to perform and which the Borrower shall fail to perform, and Lender may from time to time take any other action which Lender deems reasonably necessary for the maintenance, preservation or protection of any of the rights granted to Lender hereunder.

(c) The powers conferred on Lender hereunder, other than accounting for monies actually received by Lender or Servicer hereunder, and other than the obligations expressly set forth in this Agreement, shall not impose upon Lender or Servicer any duty as to the Accounts or the other Deposit Account Collateral, or any responsibility for (i) ascertaining or taking action with respect to any matters relative to the Accounts or the other Deposit Account Collateral, whether or not Lender or Servicer have or are deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to the Accounts or the other Deposit Account Collateral.

12.11    Indemnity and Expenses.

(a) The Borrower shall indemnify, defend and hold harmless Lender and Servicer and their successors and assigns and participants from and against any and all claim, loss or liability (including reasonable attorney's fees and costs) arising out of or resulting from any of the Accounts, the Deposit Account Collateral and/or this Agreement, including, without limitation, enforcement of any right under and in accordance with this Agreement, except to the extent arising from the Lender's or Servicer's gross negligence or willful misconduct. In addition, the Borrower shall indemnify Lender in accordance with the provisions of this Agreement.

(b) The Borrower agrees to pay upon demand to Lender or the Servicer, as the case may be, the amount of any and all out-of-pocket expenses, including reasonable attorneys' fees and expenses, which Lender and/or Servicer actually incurs in connection with (i) the administration of this Agreement or any of the other Loan Documents, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Deposit Account Collateral in accordance herewith, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under the other Loan Documents, or (iv) the failure by Borrower to perform or observe any of the provisions hereof or of the other Loan Documents.

(c) The indemnities contained in this Section shall survive the expiration or earlier termination of this Agreement.

12.12    Limitation on Liability.

(a) Lender and Servicer shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Deposit Account Collateral, except for those arising as a result of Lender's or Servicer's gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty (i) as to any Deposit Account Collateral, (ii) as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Deposit Account Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or
(iii) as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Deposit Account Collateral. Lender is hereby authorized by the Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

(b) The Borrower agrees that, except as otherwise expressly set forth in this Agreement or any other Loan Document, under no circumstances shall Lender be responsible to Borrower for any loss or damage resulting from Lender's failure to enforce any rights of Borrower with respect to the Accounts and/or any of the Deposit Account Collateral, or to collect all or any part of the monies or other proceeds due thereunder or resulting from any other action herein authorized and taken or not taken by Lender, nor shall Lender have any duty to act with respect to any of the foregoing. The Borrower hereby agrees to hold Lender harmless from any penalty, loss or damage, including attorneys' fees, which Lender may sustain as a result of the conversion of the Accounts in accordance with this Agreement, except for those arising as a result of Lender's gross negligence or willful misconduct. The Borrower agrees that Lender may deduct from the proceeds available to Lender after sale or conversion of any of the Deposit Account Collateral any reasonable expense, fees or charges resulting from such sale or conversion. The provisions of this Section shall survive the expiration or earlier termination of this Agreement.

ARTICLE XIII
                               DEFAULTS; REMEDIES

13.1 Events of Default. The term "Event of Default" as used in this Agreement shall mean the occurrence of any one or more of the following events:

(a) If Borrower shall fail to make any principal or interest or Additional Fee payment when due under the Note;

(b) If any of the Real Property Taxes or Other Property Charges is not paid when within fifteen (15) days after the date the same is due and payable except to the extent the provisions of Section 7.4(b) with respect to contesting such payments have been complied with in all respects.

(c) If any of the following occur: (1) any Loan Party or Expanded Property Owner grants, provides or otherwise creates or causes to exist any Lien (other than the Lien of the Loan Documents or the Senior Liens or Permitted Liens) on any of its assets without the prior written consent of the Lender; (2) any Lien other than as described in the foregoing clause (1)(other than the Lien of the Loan Documents or the Senior Liens or Permitted Liens) is filed or created against any Expanded Property or the Improvements and such other Lien described in this clause (2) continues for thirty (30) days without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender; or (3) there shall occur any sequestration or attachment of, or any levy or execution upon any of the Expanded Properties or Improvements, any other Collateral provided by any Loan Party under any of the Loan Documents, any Account Collateral, or any substantial portion of the other assets of any Loan Party, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of thirty (30) days or the sale of the assets affected thereby;

(d) The failure of the Pledge Agreements at any time to be valid perfected first priority Liens upon all of the Collateral described therein;

(e) The discovery of any significant Hazardous Materials in, on or about any of the Expanded Properties or Improvements subsequent to the Closing Date. Any such Hazardous Materials shall be "significant" for this purpose if said Hazardous Materials, in Lender's sole discretion, have a materially adverse impact on the value of the relevant Expanded Property;

(f) If any representation or warranty of any Loan Party or any Person guaranteeing payment of the Debt or any portion thereof or performance by any Loan Party of any of the terms of the Loan Documents or any owner, principal or beneficial owner of any of the foregoing, made herein or in any Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

(g) If (i) any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations shall commence any case, proceeding or other action (A) under any Bankruptcy Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations any case, proceeding or other action of a nature referred to in clause (i) above which (y) results in the entry of an order for relief or any such adjudication or appointment, or (z) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) any Loan Party, Expanded Property Owner or any Person guaranteeing the payment of the Obligations shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(h) If any Loan Party or Expanded Property Owner fails to cure promptly (and in any event within thirty (30) days of receiving notice from any Governmental
Authority of, or otherwise becoming aware of) (1) any material violation of Applicable Law, or (2) any failure to obtain or maintain all necessary and material Permits, certificates, licenses and other approvals required for the operation of the Expanded Properties;

(i) Except with respect to any Expanded Property and Senior Loan relating thereto which is disclosed on Schedule 10.5 (but then only if the Section 10.5 Conditions are satisfied), if any Senior Loan Obligor shall default under the Senior Loan Documents beyond any applicable grace or cure period (without regard to whether Lender subsequently effectuates a cure of such default), or if any Senior Loan Obligor shall agree to any Amendment of the Senior Loan Documents or shall enter into or agree to be bound by any Senior Loan Documents without obtaining the prior consent of Lender to the extent required herein, or if there shall be any other breach of the provisions set forth in Article XI hereof by Borrower, any other Loan Party, any Expanded Property Owner or any of their respective Affiliates or Subsidiaries (including the Senior Loan Obligors);

(j) If, at any time at which any portion of the Debt  remains  outstanding,  any
Loan  Party  or  Expanded   Property  Owner  shall  pay  any   Distributions  in
contravention of the terms of this Agreement;

(k) if any Loan Party or Expanded Property Owner shall agree to any Amendment of any Major Lease without obtaining the prior consent of Lender except as otherwise permitted herein;

(l) If any Loan Party or Expanded Property Owner voluntarily or involuntarily transfers, assigns, conveys, sells, pledges, hypothecates or encumbers all or any portion of any Expanded Property in contravention of the terms of this Agreement, or if any Loan Party or Expanded Property Owner purports to make any Transfer of any Ownership Interests in violation of the provisions and procedures set forth in Article X of this Agreement;

(m) If Lender provides a Lender Termination Request to the Relevant Signatory pursuant to Article IX hereof and either (i) the Relevant Signatory fails to send a Manager Termination Notice within five (5) days after Lender's request (if delivery of a Manager Termination Notice is required to terminate the Management Agreement), or (ii) the Management Agreement is not terminated on the date specified in the Lender Termination Notice (if Manager is an Affiliate of the Relevant Signatory), or within thirty (30) days of such request by Lender (if Manager is not an Affiliate of the Relevant Signatory);

(n) If there shall be an attempt on the part of any Loan Party, Expanded Property Owner, or Senior Loan Obligor to modify the terms of the Payment Direction Letter or any Disbursement Direction Letter without the express prior written consent of Lender;

(o) If any Loan Party, Expanded Property Owner, or any Subsidiary or Affiliate of any of the foregoing shall interfere with any right to cure granted to Lender in any of the Loan Documents (including, without limitation, the rights granted to Lender in Article X of this Agreement);

(p) If Borrower shall fail to reimburse Lender within two (2) Business Days of written demand from Lender for any payments made by Lender under the provisions of Article X (without regard to any cure or grace periods granted to any Senior Loan Obligor in the Senior Loan Documents);

(q) If any default shall exist, beyond applicable notice and cure periods, pursuant to the terms of the Lockbox Agreement;

(r) If any Loan Party, Expanded Property Owner, or Subsidiary or Affiliate of any of the foregoing shall incur any Indebtedness, other than Permitted Debt and any other unsecured indebtedness approved by Lender in writing in its sole discretion;

(s) Except with respect to any Expanded Property and Senior Loan relating thereto which is disclosed on Schedule 10.5 (but then only if the Section 10.5 Conditions are satisfied), if one or more final judgments or decrees shall be entered against any Borrower Group Member of any of the foregoing, and shall not be satisfied in full by application of proceeds from the Policies, and shall not have been vacated, discharged, paid, stayed or bonded pending appeal within the time permitted to appeal therefrom;

(t) If any Loan Party, Expanded Property Owner or Subsidiary or Affiliate of any of the foregoing applies any amounts disbursed under this Agreement for purposes other than those approved by Lender in writing, or if any Loan Party, Expanded Property Owner or Subsidiary or Affiliate of any of the foregoing other than Borrower receives any of the proceeds of the Loan, or if any of the Senior Loan Obligors applies any amounts disbursed under the Senior Loan Documents for purposes other than those approved by any Senior Lender, or if any Person other than a Senior Loan Obligor receives any of the proceeds of a Senior Loan;

(u) If any Loan Party, Expanded Property Owner, or Subsidiary or Affiliate of any of the foregoing retains, misappropriates, misapplies or converts (i) any Loss Proceeds (ii) any Revenues, or (iii) any deposits, sale proceeds or other funds or income arising with respect to the Expanded Property or any part thereof;

(v) If an event occurs which, under the terms of any Loan Document, constitutes an "Event of Default" under such Loan Document;

(w)      If Holdings shall no longer be the sole general partner of Borrower;

(x) Except as set forth on Schedule 13.1(x), any monetary default occurs (after giving effect to any applicable cure period) under any other Indebtedness of any Borrower Group Member, singly or in the aggregate, in excess of $100,000);

(y) If Borrower or any Loan party becomes (1) an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to ERISA, (2) a plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code, (3) a governmental plan (within the meaning of Section 3(32) of ERISA) or
(4) an entity any of whose assets constitute "plan assets" of any employee benefit plan, plan or governmental plan for purposes of Title I of ERISA,
Section 4975 of the Code or any state statutes applicable to the Borrower or any Loan Party regulating investment of governmental plans;

(z) If any Loan Party, any Expanded Property Owner or any Subsidiary or Affiliate thereof shall breach, violate or fail to comply with any provision of any of Section 2.7(b)(i)-(iv), Section 2.15, Section 2.16, Section 2.17, Article V, Article VI, Section 7.20, Section 7.28 or Article VIII hereof, or there shall occur any failure to pay the Schedule V Fees if, as and when the same are due each month;

(aa) If any Loan Party shall default under, or breach any representation or warranty of any Loan Party in, the Purchase Agreement;

(bb) If any Loan Party, any Expanded Property Owner or Subsidiary or Affiliate thereof shall be in default under or breach any of the provisions of any of the Loan Documents (other than those specifically set forth above in this Section 13.1) and shall fail to fully cure such default or breach within the applicable grace, notice or cure period provided for in the Loan Documents, or, if the Loan Documents do not provide for a grace, notice or cure period, then within five
(5) days after notice from Lender in the case of any default or breach which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default or breach, provided that if such default or breach cannot reasonably be cured within such thirty (30) day period and such Person shall have commenced to cure such default or breach within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require such Person in the exercise of due diligence to cure such default or breach, it being agreed, however, that no such extension shall result in or provide for a total cure period in excess of ninety (90) days in the aggregate, or if such default or breach also constitutes a default under the Senior Loan Documents, such lesser period of time as is afforded to any Senior Loan Obligor to cure such default under the Senior Loan Documents.

13.2     Remedies.

(a) The occurrence of an Event of Default under this Agreement shall constitute an Event of Default under all of the Loan Documents. Upon the occurrence of any Event of Default, each Loan Party agrees that Lender may (but without any obligation to do so) take such action, without notice or demand, as it deems advisable to protect and enforce its rights against such Loan Party or other Borrower Group Member and in and to the Collateral, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(i)      declare the entire unpaid Debt to be immediately due and payable;

(ii) institute proceedings, judicial or otherwise, for the enforcement of its rights under the Loan Documents or under any applicable provision of law, including, without limitation, to dispose of all or any part of the Collateral in satisfaction of the Debt;

(iii)exercise  any  of  the  rights  or  remedies   specified  in  the  Security
     Documents;

(iv) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in the Loan Documents;
(v) recover judgment on the Note either before, during or after any proceedings for the enforcement of the Loan Documents;

(vi) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code;

(vii) exercise all or any one or more of the rights, powers and other remedies available to Lender against any of the Loan Parties or other Borrower Group Members under the Loan Documents, at law or in equity, at any time and from time to time, whether or not all or any portion of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceedings or other action for the enforcement of its rights and remedies under any of the Security Documents with respect to the Collateral;

(viii) subject to the requirements of the Senior Loan Documents, apply any sums then deposited in the Accounts and any other sums held in escrow or otherwise by Lender in accordance with the terms the Loan Documents to the payment of the Debt in such order of payment as Lender shall in its sole and absolute discretion elect;

(ix) perform, or cause the performance of (provided Lender shall have no obligation to do so) such covenant or obligation, and the expenses of Lender incurred in connection therewith (including Professional Fees) shall be payable by Borrower to Lender upon demand; and

(x) pursue such other remedies as Lender may have under Applicable Law or at equity.

(b) Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 13.l(g) above shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

(c) The proceeds of any disposition of the Collateral, or any part thereof, or any other sums collected by Lender pursuant to the Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

(d) Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on any Borrower Group Member and without releasing any Borrower Group Member from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof and/or take any action to cure any Event of Default. Each Loan Party, for itself and on behalf of each of the Borrower Group Members, agrees that Lender is authorized to enter upon any Expanded Property for such purposes, or appear in, defend, or bring an action or proceeding to protect its beneficial interest in such Expanded Property or to collect the Debt, and the cost and expense thereof (including Professional Fees to the extent permitted by law), with interest as provided in this Section 13.2, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by the Loan Documents and shall be immediately due and payable upon demand by Lender therefor. Lender's exercise of any right or remedy which has the effect of remedying an Event of Default shall not constitute a cure of such Event of Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Events of Default. Lender's remedies under this Section 13.2 shall be in addition to Lender's rights relating to the Senior Loan Documents set forth in Article XI of this Agreement.

(e) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Agreement. No Loan Party shall be relieved of its Obligations hereunder or under any of the other Loan Documents by reason of (i) the failure of Lender to comply with any request of any Loan Party to take any action to enforce any of the provisions hereof or of the Note or the Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Collateral, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Loan Documents. Lender may resort for the payment of the Debt to any security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to recover against the Collateral under the Loan Documents. The rights of Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

ARTICLE XIV
                            ENVIRONMENTAL PROVISIONS

14.1 Environmental Provisions. Each Loan Party shall comply, and shall cause all Expanded Property Owners, tenants or other occupants of all or any part of any of the Expanded Properties and the Improvements to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and no Loan Party will, nor will it permit any Expanded Property Owner, tenant or other occupant of any of the Expanded
Property and Improvements to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about any Expanded Property or Improvements in a manner that could lead or potentially lead to the imposition on any Loan Party, Expanded Property Owner, Lender or the Expanded Properties of any liability or lien of any nature whatsoever under any Environmental Requirement. Borrower shall notify Lender promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about any Expanded Property or Improvements which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Lender copies of any notices received by any Loan Party or Expanded Property Owner relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Lender, any Loan Party or Expanded Property Owner or such Expanded Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of any Expanded Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on or under any Expanded Property or Improvements which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Borrower shall, or shall cause any Loan Party or Expanded Property Owner to take, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Lender, at its sole cost and expense, such actions as may be necessary to fully comply with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, then such Person shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in a timely fashion with all Environmental Requirements. If such Person fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Lender, may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Lender (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Borrower and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Lender until the date any such sums are repaid by Borrower to Lender. Borrower will execute and deliver, promptly upon request, such instruments as Lender may reasonably deem useful or necessary to permit Lender to take any such action, and Borrower shall execute and deliver such additional notes and security instruments, as Lender may reasonably require to secure all sums so advanced or paid by Lender. If a lien is filed against any Expanded Property by any Governmental Authority related to Environmental Requirements and resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrower or for which Borrower is responsible, then Borrower will, within thirty (30) days from the date that Borrower is first given notice that such lien has been placed against any Expanded Property (or within such shorter period of time as may be specified by Lender if such Governmental Authority has commenced steps to cause the Expanded Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Lender and is sufficient to effect a complete discharge of such lien on such Expanded Property. Lender may, at its option, at intervals of not less than one year, or more frequently if Lender reasonably suspects that a Hazardous Material or other environmental condition may violate or threaten to violate any Environmental Requirement, and also upon the occurrence of an Event of Default, cause an environmental audit of the relevant Expanded Property or Improvements or portions thereof to be conducted to confirm Borrower's compliance with the provisions of this paragraph, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit, and Borrower shall provide to Lender and its representatives access to such Expanded Property to permit and facilitate the conduct of such audit. If such audit discloses that a violation of an Environmental Requirement exists, or if such audit is conducted upon the occurrence of an Event of Default, then Borrower shall pay all costs and expenses incurred in connection with such audit, otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by Lender. If Lender acquires the Collateral pursuant to an exercise of Lender's remedies under the Pledge Agreement, or if the Collateral is sold pursuant to the provisions of the Pledge Agreement, or if Borrower tenders an assignment in lieu of foreclosure or sale, Borrower shall deliver the foreclosed, sold or assigned Ownership Interests free and clear of any liabilities to the purchaser at foreclosure or sale or to Lender, its nominee, or wholly-owned subsidiary, as the case may be, arising from any failure to comply with all Environmental Requirements.
ARTICLE XV
                                  MISCELLANEOUS

15.1     Further Assurances.

(a) Borrower shall and shall cause each Loan Party to forthwith upon the execution and delivery of this Agreement and the other Loan Documents and thereafter, from time to time, at Lender's request, cause any of the Security Documents (including without limitation any additional financing statements or continuation statements) to be filed, registered or recorded in such manner and in such places as may be required by any Applicable Law in order to publish notice of and fully to protect, perfect or continue the perfection of any lien or security interest in favor of Lender, and the interest of Lender in, the Collateral. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Loan Documents, any note or other agreements supplemental thereto, any security instrument with respect to the Collateral and any instrument of further assurance, and any Amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any security instrument with respect to the Collateral or any instrument of further assurance, and Amendment of the foregoing documents, except where prohibited by law so to do.

(b) Borrower will, and will cause each Borrower Group Member to, at the cost of Borrower, and without expense to Lender, (i) do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and every such further acts, deeds, conveyances, mortgages, assignments, financing statements, continuation statements, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, carrying out, conveying, assigning, transferring, pledging, hypothecating, perfecting, preserving and confirming unto Lender the security interests, liens, property and rights granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be under the Loan Documents, or which any Borrower Group Member may be or may hereafter become bound to convey, assign, transfer, pledge, or hypothecate to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement and the other Loan Documents and (ii) furnish or cause to be furnished to Lender all instruments, documents, surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by (y) each Borrower Group Member pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith, or (z) any Senior Loan Obligor pursuant to the terms of the Senior Loan Documents. Borrower, on demand, will execute and deliver or cause to be executed and delivered and hereby authorizes Lender to execute and deliver in the name of Borrower or any Loan Party or without the signature of Borrower or any Borrower Group Member to the extent Lender may lawfully do so, one or more financing statements, or other instruments, to evidence more effectively the security interest of Lender in the Collateral. Borrower and each Guarantor hereby grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting, after an Event of Default hereunder, any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this
Section 15.1.

15.2 Bankruptcy. Borrower and each Guarantor and Lender hereby acknowledge and agree that upon the filing of a bankruptcy petition by or against any Borrower Group Member under any Bankruptcy Law, the Account Collateral and the Revenues (whether then already in the Accounts, or then due or becoming due thereafter) shall be deemed not to be property of the bankrupt Person's bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. In the event, however, that a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Account Collateral and the Account Collateral and Revenues by each such Person and Lender, the Account Collateral and/or the Revenues do constitute property of such Person's bankruptcy estate, then each such Person and Lender hereby further acknowledge and agree that all such Revenues, whether due and payable before or after the filing of the petition, are and shall be cash collateral of Lender. Each such Person acknowledges that Lender does not consent to such Person's use of such cash collateral and that, in the event Lender elects (in its sole discretion) to give such consent, such consent shall only be effective if given in writing signed by Lender. Except as provided in the immediately preceding sentence, no such Person shall have the right to use or apply or require the use or application of such cash collateral unless (i) such Person shall have received a court order authorizing the use of the same, and (ii) such Person shall have provided such adequate protection to Lender as shall be required by the bankruptcy court in accordance with the Bankruptcy Code.

15.3 Releases. Borrower, Holdings, and the Guarantors, on their own behalf and on behalf of their Affiliates and Subsidiaries, and their respective predecessors, successors and assigns, and their respective partners, managers, members, directors, officers, shareholders and employees (collectively, the "Releasing Parties"), do hereby fully release, remise, forever discharge and covenant not to sue each of Lender, each Co-Lender and Assignee, their respective Affiliates, their respective present and former managers, officers, directors, Affiliates, predecessors, successors and assigns and each and all of their respective officers, agents, representatives, employees, attorneys, officers, directors, partners, members and shareholders, past and present (collectively, the "Released Parties") of and from any and all claims, demands, debts, liabilities, obligations, judgments, damages, costs, expenses (including, without limitation, claims for litigation costs and attorneys' fees, expenses and disbursements), actions and causes of action of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, in contract or in tort, without limitation of any sort whatsoever, based on or in any way related to all claims, demands, and causes of action of any nature, in law or in equity whether known or unknown, that have been asserted, could have been asserted or could in the future be asserted by any of the Releasing Parties.

15.4 Lost Documents. Upon receipt of a loss of document affidavit of Lender and Lender's indemnity of Borrower (or, as applicable, another Loan Party) with respect to all claims and losses arising from the loss, theft, destruction or mutilation of any of the Loan Documents which are not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such mutilated Loan Document, Borrower will issue, or cause to be issued (in the case of documents issued by other Loan Parties), in lieu thereof, a replacement Loan Document, dated the date of such lost, stolen, destroyed or mutilated Loan Document in the same principal amount thereof and otherwise of like tenor.

15.5 Section Headings. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

15.6 Parties Bound Etc. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns (except as otherwise prohibited by this Agreement). Without the prior written consent of Lender, Borrower shall not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower's expertise, reputation, prior experience in managing, developing and constructing commercial real property, Lender's knowledge of Borrower and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists.

15.7 Waivers. Lender may at any time and from time to time waive any one or more of the conditions, requirements or obligations contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be effective unless in writing and shall not be considered a waiver of such condition in any other instance or any other circumstance.

15.8     Governing Law.

(a) This agreement was negotiated in the State of New York, and the Loan was made by Lender and accepted by Borrower in the State of New York, and the proceeds of the Note delivered pursuant hereto were disbursed from the State of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including matters of construction, validity and performance, this agreement and the Obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (excluding application of any principle of conflict of laws which would direct the application of the law of any other jurisdiction) and any applicable law of the United States of America. To the fullest extent permitted by law, each Loan Party hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement, the Note, and the Security Documents, and this Agreement, the Note and the Security Documents shall be governed by and construed in accordance with the laws of the state of New York pursuant to ss.5-1401 of the New York General Obligations Law.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY LOAN PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER SECURITY DOCUMENTS SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. BORROWER AND EACH GUARANTOR HEREBY (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER AND EACH GUARANTOR DO HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER AND SUCH GUARANTORS WHO IRREVOCABLE AGREE IN WRITING TO SERVE AS BORROWER'S AND GUARANTORS' AGENT FOR SUCH PURPOSE, AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED IN
SECTION 15.10 SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH LOAN PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER AND EACH GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

15.9 Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this remainder of this Agreement shall remain in full force and effect and shall be construed without such term, covenant or provision.

15.10 Notices. Any notice, request, demand, statement, authorization, approval, consent or acceptance made hereunder shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service, or by registered or certified mail, postage prepaid with return receipt requested, and shall be deemed given (i) upon delivery, if delivered in person, (ii) one (1) Business Day after being deposited with Federal Express or any other reputable overnight courier service, or (ii) three (3) Business Days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested, addressed as follows:

                  If to Lender:

                           1301 Avenue of the Americas, 42nd Floor
                           New York, NY 10019
                           Attention:  William B. Doniger


                  With a copy to:


                           Sidley & Austin
                           10 S. Dearborn
                           Chicago, IL  60603
                           Attn:  Charles E. Schrank, Esq.

                  If to Borrower or any Loan Party:

                           100 East Pratt Street
                           19th Floor
                           Baltimore, Maryland  21202
                           Attention: President and Chief Executive Officer

                  With a copy to:

                           100 East Pratt Street
                           19th Floor
                           Baltimore, Maryland  21202
                           Attention: General Counsel

                  With a copy to:

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, IL  60601-9703
                           Attention: Steven J. Gavin
                           Facsimile: 312/558-5700

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

15.11 Modification. This Agreement may not be Amended except by an agreement in writing executed by the parties hereto. Borrower and each Guarantor acknowledge that the Loan Documents set forth the entire agreement and understanding of the parties with respect to the Loan and that no oral or other agreements, understandings, representations or warranties exist with respect to the Loan other than those set forth in the Loan Documents. All prior agreements among or between such parties, whether oral or written, are superceded by the terms of the Loan Documents.

15.12 Usury Laws. This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Agreement or the Note, Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

15.13 Sole Discretion of Lender. Whenever pursuant to this Agreement or any of the Loan Documents, Lender may approve or disapprove any act (or any action) or any document, delivery or other item, or where Lender's consent or approval is required in any respect or where any document or other item must be satisfactory to Lender, except in those specific instances where Lender has specifically agreed not to unreasonably withhold Lender's consent pursuant to the terms of this Agreement or any of the Loan Documents, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory or to grant or withhold consent shall be in the sole, absolute and unfettered discretion of Lender, without any express or implied obligation of reasonableness or good faith whatsoever and shall be final and conclusive. Borrower acknowledges and agrees that in no circumstance shall Borrower have any claim or cause of action, in contract or in tort, against Lender as a result of the granting or withholding of any such consent or approval. The inclusion of references to Lender's sole or absolute discretion in any particular provisions of this Agreement or any of the Loan Documents shall not limit or affect the applicability of this Section to all provisions of this Agreement or any of the Loan Documents, including those provisions wherein a specific reference to Lender's sole and absolute discretion is not made. Without limiting the preceding provisions of this Section, in the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or in bad faith or unreasonably delayed acting in any case where, by Applicable Law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or in good faith or promptly, Borrower agrees that neither Lender, Servicer nor their agents or employees shall be liable for any monetary damages (including any special, consequential or punitive damages whatsoever), whether in contract, tort (including negligence and strict liability) or any other legal or equitable principles, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably or in good faith shall be determined by an action seeking declaratory judgment.

15.14 Reasonableness. If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under the Loan Documents or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the Loan, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by Borrower or any other Loan Party against Lender.

15.15 Absolute and Unconditional Obligation. Borrower acknowledges that Borrower's obligation to pay the Debt in accordance with the provisions of the Note and this Agreement is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Agreement or the obligation of Borrower thereunder to pay the Debt or the obligations of any other Person relating to the Loan Documents or the Obligations of Borrower under the Loan Documents or otherwise with respect to the Loan, and Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or cross-claim of any nature whatsoever with respect to the obligation of Borrower to pay the Debt in accordance with the provisions of the Note and this Agreement or the obligations of any other Person relating to the Loan Documents or Obligations of Borrower under the Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Agreement or any other document or instrument securing repayment of the Debt, in whole or in part.

15.16 Waiver of Right to Trial By Jury. BORROWER AND EACH GUARANTOR HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY FOR ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY CURE RIGHTS AND ANY AMENDMENT THERETO OR (b) IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THEM HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

15.17 Waiver of Statutory Rights. Borrower shall not, nor shall Borrower permit any Loan Party or Expanded Property Owner to, avail itself of any appraisement, valuation, stay, extension or exemption laws, or any similar laws now existing or hereafter enacted, in order to prevent or hinder the enforcement of the Loan Documents or foreclosure of the Security Documents, but hereby waives the benefit of such laws to the full extent that such Person may do so under Applicable Law. Borrower for itself and all who may claim through or under it (including, but not limited to, the Loan Parties and the Expanded Property Owners ) waives any and all right to have the property and estates comprising the Collateral marshaled upon any realization of the lien of any Security Document and agrees that any court having jurisdiction over any exercise of Lender's remedies may order the Collateral sold as an entirety or in separate parts. Borrower hereby waives for itself and all who may claim through or under it (including, but not limited to, the Loan Parties and the Senior Loan Obligors), and to the full extent Borrower may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of any Security Document or granted under any statute now existing or hereafter enacted.

15.18 Relationship. The relationship of Lender to Borrower hereunder is strictly and solely that of lender and borrower and nothing contained in the Loan Documents or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the Loan is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as lender and borrower. Lender neither undertakes nor assumes any responsibility or duty to Borrower, to any other Loan Party or any Expanded Property Owner or to any third party with respect to any of the Properties or the Expanded Properties, except as expressly provided in this Agreement and the Loan Documents.

15.19 Securitization. Borrower acknowledges and agrees that Lender shall have the absolute and unconditional right at any time after the date hereof and at any time during the term of the Loan without requiring any consent or approval from Borrower, any Loan Party or any other person guaranteeing the payment of the Debt or any other person, party or entity associated with or connected with the Loan or the Collateral to sell, assign, pledge, hypothecate or otherwise transfer Lender's interest in the Loan in whole or in part, or to place one or more participation interests therein in one or more separate transactions, or to effect a syndication or securitization of the Loan in one or more transactions (a "Securitization"), in each case to or with such persons, parties, entities or investors (including, without limitation, domestic or foreign banks, insurance companies, pension funds, trusts, other institutional lenders or investors, natural persons, grantor trusts, owner trusts, special purpose corporations, REMICs, FASITs, real estate investment trusts or other similar or comparable investment vehicles) (collectively or individually, "Investor") and on such terms and conditions as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion; provided that Lender shall not participate or sell the Loan to any Persons listed on Schedule 15.19 hereto. Neither Lender nor any Investor shall acquire the stock of Holdings in any manner prohibited by Applicable Law. In connection with any such sale, assignment, participation, syndication or securitization, Lender shall have the absolute and unconditional right without obtaining the prior consent or approval of any Loan Party or any other Person guaranteeing the payment of the Debt or any other Person associated or connected with the Loan or the Collateral (including the Borrower Group Members) to disclose, deliver and to share with any prospective purchaser of the Loan or of any securities or of any participation or other interest therein (including any such interest to be acquired in connection with a syndication or securitization of the Loan), or with any prospective Rating Agency, or their respective counsel or representatives, such information (financial or otherwise), documents and instruments pertaining to the Loan or any other person, party or entity associated or connected with the Loan or the Collateral (including the Expanded Property Owners) (collectively, the "Disclosure Material and Information") as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion. Borrower shall cooperate, and shall cause each Loan Party and each other Person, associated or connected with the Loan or the Collateral (including the Expanded Property Owners) to cooperate, in all reasonable respects with Lender in connection with any sale, assignment, participation, syndication or securitization of the Loan or any interest therein by Lender pursuant to the provisions of this paragraph. Without in any manner implying the necessity therefor, Borrower grants to Lender, and shall cause each Loan Party and each other Person associated or connected with the Loan or the Collateral to specifically grant to Lender, the right to distribute any and all of the Disclosure Material and Information in connection with any sale, assignment, participation, syndication or securitization of the Loan or of any interest therein by Lender pursuant to the provisions of this paragraph. Borrower shall execute and deliver, and shall cause each Loan Party and each other Person associated or connected with the Loan or the Collateral to execute and deliver, such documents and instruments as may be reasonably necessary to
(a) split the Loan into two or more loans evidenced by and pursuant to separate sets of notes and other related loan documents, or (b) to modify the terms and provisions of the Loan Documents, in each case to the full extent required by Lender to facilitate any sale, assignment, pledging, hypothecation, participation, syndication or securitization of the Loan or any interest therein by Lender pursuant to the provisions of this paragraph, it being agreed that (i) any such splitting or modification of the Loan will not adversely affect or diminish the rights of any Loan Party as presently set forth in the Loan Documents and will not increase the obligations and liabilities of any Loan Party under the Loan Documents, and (ii) if the Loan is split, the retained interest of Lender, if any, in the Loan shall be allocated to or among one or more of such separate loans in a manner specified by Lender in its sole and absolute discretion. If Borrower shall default in the performance of its obligation as set forth in this paragraph, and if such default shall not be remedied by Borrower within fifteen (15) days after notice by Lender, Lender shall have the absolute and unconditional right in its sole and absolute discretion to declare such default an Event of Default under this Agreement. Lender shall endeavor to provide notice to Borrower of any such assignment, sale, participation, syndication or securitization of the Loan in a reasonably timely manner, but any failure by Lender to provide notice to Borrower shall not give rise to any claim or defense on the part of any of the Loan Parties, or limit the rights of Lender under this Section 15.19 or the Loan Documents. Until otherwise directed in writing by Lender following the occurrence of any such assignment, sale, participation, syndication or securitization, Borrower shall continue to deliver all payments and deposits as required prior to such occurrence.

15.20 Syndications; Participations. (a) Without in any way limiting the provisions of Section 15.19, Lender shall have the right, without the consent of Borrower, to syndicate the Loan and/or assign, transfer, sell, negotiate, pledge or otherwise hypothecate this Agreement and any of its rights and security hereunder, to or with any other Person (an "Assignee"); provided that Lender shall not participate or sell the Loan to any Persons listed on Schedule 15.19 hereto. Borrower hereby agrees that all of the rights and remedies of Lender in connection with the interest so assigned or syndicated shall be enforceable against Borrower by an Assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment or syndication. After the effective date of any such assignment or syndication:
(i) the Assignee shall be a party hereto and, to the extent that the rights and obligations under this Agreement and the other Loan Documents have been assigned to it, shall have the rights and obligations of a Lender hereunder and thereunder, and (ii) each Lender shall, to the extent that its rights and obligations hereunder have been assigned by it, be released from its obligations hereunder and under the Loan Documents. The liabilities of each Lender shall be several and not joint and the Lender's obligation to the Borrower hereunder shall be reduced by the amount of each portion of the Loan assigned to or syndicated with an Assignee.

(b) Each Assignee shall be entitled, at its option, to a separate Note to evidence the interest in the Loan held by it, and Borrower shall execute and deliver to each Lender and Assignee a separate Note evidencing the respective interests in the Loan of each upon the request of Lender or such Assignee at any time during the term of the Loan; provided, however, that the non-issuance of a separate Note shall in no way affect such Assignee's respective interest in the Loan.

(c) The parties acknowledge and agree that (i) the Loan is being funded on the Closing Date 50% by FRIT PRT Lending LLC ("FRIT"), as the initial Lender hereunder, and 50% by Greenwich Capital Financial Products, Inc. ("Greenwich") as the initial Assignee (FRIT and Greenwich, together with their respective successors, transferees and assigns, are herein referred to as "Co-Lenders"), and (ii) each of the Co-Lenders shall own an undivided 50% interest in the Loan, the Obligations and the Loan Documents, and in and to all of the right, title and interest of the "Lender" hereunder and under the Loan Documents. Greenwich joins in the execution and delivery of this Agreement in order to evidence its right, title and interest as a Co-Lender and Assignee as set forth herein.

(d) Lender and any Assignees may enter into one or more co-lender or similar agreements in their discretion. Borrower acknowledges and agrees that such agreements, as the same may from time to time be amended, modified or restated, may govern the exercise of the powers and discretionary authority of the Lender hereunder and under the other Loan Documents, but Borrower shall be entitled to rely upon any actions taken by Lender or the designated agent for Lender and each Assignee (which shall initially be FRIT), whether or not within the scope of its power and authority under such other agreements.

(e) The Co-Lenders may at any time sell to one or more Persons ("Participants") participating interests in the Loan; provided that Lender shall not participate or sell the Loan to any Persons listed on Schedule 15.19 hereto. In the event of any such sale by any Co-Lender of participating interests to a Participant, the Lender's rights under the Loan Documents shall remain unchanged.

15.21 Brokers and Financial Advisors. Except as set forth in Schedule 15.21, Borrower hereby represents to Lender that no Loan Party has dealt with financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement, or with respect to any Senior Loan. The commissions and fees of any Persons set forth in
Schedule 15.21 shall be paid by Borrower pursuant to one or more separate agreements. Borrower agrees to indemnify and hold the Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of any Loan Party in connection with the transactions contemplated herein. The provisions of this Section 15.21 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

15.22 Offsets, Counterclaims and Defenses. Borrower hereby waives, and shall cause each Loan Party and Expanded Property Owner to waive, the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with the Loan Documents, the Senior Loan Documents, or the Debt. Without limiting in any manner the rights of any assignee of Lender's interest at law or in equity, any assignee of Lender's interest in the Loan shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan.

15.23 Payment of Expenses. Borrower covenants and agrees to immediately pay Lender or Servicer on demand all costs and expenses including, without limitation, Professional Fees, incurred by Lender (i) in connection with (A) the Loan Parties' ongoing performance of and compliance with their respective agreements and covenants contained in the Loan Documents on their part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements; (B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to the Intercreditor Agreement, the Loan Documents and any other documents or matters requested by any Loan Party or Expanded Property Owner, by Lender, or by any Senior Lender; (C) filing and recording fees and expenses, title insurance and reasonable fees and disbursements of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to the Loan Documents; (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting any Expanded Property, any Borrower Group Member, the Loan Documents or any other security given for the Loan or any Expanded Property; and (E) the collection of the Debt, enforcement of rights and remedies under the Loan
Documents, the enforcement of liens and security interests under the Loan Documents, and/or in curing any defaults under the Loan Documents or the Senior Loan Documents with interest thereon at the Default Rate or the Payoff Rate, as applicable or (ii) as a consequence of any Default or Event of Default under the Loan Documents. The foregoing shall be payable by Borrower to Lender with or without the filing of any legal action or proceeding, and shall include, without limitation, any fees and expenses (including, without limitation, Professional
Fees) incurred in any bankruptcy proceeding of any Loan Party. In addition, Borrower shall pay to the Depository on a monthly basis the fees and expenses of Depository.

15.24 Intercreditor Agreement. Borrower hereby acknowledges and agrees that any agreement between Lender and Senior Lender (each an "Intercreditor Agreement") is intended solely for the benefit of Lender and such Senior Lender, that Borrower is not an intended third party beneficiary of any of the provisions therein, and shall not be entitled to rely on any of the provisions contained therein, and Lender and any Senior Lender shall have no obligation to disclose to Borrower the contents of any Intercreditor Agreement. The Obligations of the Loan Parties to Lender shall remain unmodified by the terms and provisions of the Intercreditor Agreement.

15.25 Right of Set-Off. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights upon the occurrence of an Event of Default, Lender may from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived by each of the Loan Parties that is a party to this Agreement on their own behalf and on behalf of the Borrower Group Members), set-off and appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender (including, without limitation, branches, agencies or Affiliates of Lender wherever located) to or for the credit or the account of Borrower against the Obligations of Borrower under the Loan Documents or otherwise, irrespective of whether Lender shall have made any demand hereunder and although such Obligations, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of Lender subsequent thereto.

15.26 Servicer; Servicer Fees. Without any requirement of notice to Borrower, Lender may delegate any and all rights and obligations of Lender hereunder to the Servicer, and any notice or consent from the Servicer to Borrower (including, without limitation, any demand letter or notice of acceleration) shall have the same force and effect as a notice or consent, as the case may be, from Lender. Borrower hereby acknowledges and consents to Lender's right to delegate any and all rights and obligations of Lender hereunder to the Servicer. In addition to the Servicer's servicing fees (which shall not exceed $150,000 per annum), Borrower shall pay to Lender on a monthly basis any and all out-of-pocket costs and expenses incurred by Servicer in connection with any Defaults or in the course of evaluating Borrower requests, including without limitation all expenses of Servicer incurred in connection with its or any construction consultant's review of construction draws, change orders, construction progress reports, leases, property inspections, or casualty or condemnation matters, and payment of such amounts as shall be secured by the Security Documents.

15.27 Rescission of Payments. If at any time all or any part of any payment made by Borrower under this Agreement is rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Borrower), then the Obligations of Borrower shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous payment, and the obligations of Borrower hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment had never been made.

15.28 Borrower Group Members. To the extent that any provision in this Agreement requires expressly or implicitly, performance, observance or compliance by any Borrower Group Member, such provision shall be construed as Borrower's obligation to cause such Borrower Group Member to perform, observe or comply with such provision, and, accordingly, the failure by such Borrower Group Member to perform, observe or comply with such provision shall be considered a breach by Borrower of its obligations under this Agreement.

15.29 No Third Parties Actions. No person other than Lender and Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

15.30 Attorney-In-Fact. Borrower and each Guarantor hereby irrevocably appoints and authorizes Lender, as such Person's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or such Person's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

15.31 Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

15.32 Time. Time is of the essence of each and every term of this Agreement and the Loan Documents, except and only to the extent specifically waived by Lender in writing.

15.33 Indemnity. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, EACH CO-LENDER AND ASSIGNEE, THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, PROFESSIONAL FEES) WHICH LENDER, ANY CO-LENDER OR ASSIGNEE MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM, OR TO CAUSE ANY BORROWER GROUP MEMBER TO PERFORM, ANY OBLIGATIONS AS AND WHEN REQUIRED BY ANY OF THE LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF LOAN PARTY'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY ANY BORROWER GROUP MEMBER OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE EXPANDED PROPERTIES. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF
INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE, OR REASSIGNMENT OF ANY COLLATERAL OR OF THE PLEDGE AGREEMENT.

15.34 Tax Treatment of Warrant. Holdings, Borrower and the Lender hereby acknowledge that for the purposes of Section 1273(c)(2) of the Code, the Warrant is a part of an investment unit with the Loan being made by the Lender to Borrower under this Agreement, and that the allocated purchase price of the Warrant for such purposes is $260,000. Holdings and the Lender agree to use the foregoing allocated purchase price as the purchase price of the Warrant for all income tax purposes.

CH1  2065901v19
IN WITNESS WHEREOF, Lender and each Loan Party have duly executed this Agreement the day and year first above written.


                 LENDER:

                 FRIT PRT LENDING LLC,
                 a Delaware limited liability company

                 By:
                 Name:
                 Title: Authorized Signatory


                 ASSIGNEE AND CO-LENDER:

                 GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation

                 By:
                 Name:
                 Title: Authorized Signatory


                 BORROWER:

                 PRIME RETAIL, L.P.,
                 a Delaware limited partnership

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive Vice President

                 GUARANTORS:

                 PRIME RETAIL, INC.,
                 a Maryland corporation

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive Vice President

                 PRIME RETAIL CAPITAL I, L.L.C.,
                 a Delaware limited liability company

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its managing member

                 By:      PRIME RETAIL INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name:  C. Alan Schroeder
                 Title:    Executive Vice President

                 OUTLET VILLAGE OF HAGERSTOWN LIMITED PARTNERSHIP, a Delaware limited partnership

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its general partner

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive V.P.


                 PRIME BELLPORT LAND, L.L.C.,
                 a Delaware limited liability company

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its managing member

                 By:      PRIME RETAIL INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name:  C. Alan Schroeder
                 Title:    Executive Vice President

                 PRIME WAREHOUSE ROW LIMITED PARTNERSHIP, an Illinois limited partnership

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its general partner

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive V.P.

                 SUN COAST FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its general partner

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive V.P.

                 PRIME OUTLETS AT SAN MARCOS II LIMITED PARTNERSHIP, a Delaware limited partnership

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its general partner

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive V.P.

                 CHESAPEAKE DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership

                 By:      PRIME RETAIL, L.P.,
                 a Delaware limited partnership,
                 its general partner

                 By:      PRIME RETAIL, INC.,
                 a Maryland corporation,
                 its general partner

                 By:
                 Name: C. Alan Schroeder
                 Title: Executive V.P.

CH1  2065901v19
                                    EXHIBIT A

                         (Description of the Properties)

                                    EXHIBIT B

                          (Definition of Certain Terms)


         "ACCF  Set-Aside"  shall have the  meaning  set forth in  Section  12.3 hereof.

         "ACCF  Set-Aside  Balance"  shall have the meaning set forth in Section
12.3 hereof.

         "Accounts" means, collectively, the Deposit Accounts, the Ancillary Accounts, any Collateral Accounts, the Operating Account, the Marketing Reserve Operating Account and any other accounts required by or pledged to Lender pursuant to this Agreement or the Loan Documents.

         "Account Collateral" means, collectively, the Accounts and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon and all proceeds thereof (including, without limitation, proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities.

"ADA"means the Americans with Disabilities  Act, 42 U.S.C.ss.ss.  12101, et seq.
     As now or hereafter amended or modified.

         "Additional Fee" shall have the meaning provided in Section 2.14(c) hereof.

         "Adjusted Treasury Rate" shall have the meaning set forth in Section 2.13(c).

         "Affiliate" shall mean as to any specified Person, (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities of or other ownership interests in such Person, (iii) any officer, director, partner, employee or member (direct or indirect and no matter how remote) of such Person,
(iv) if the such Person is an individual, any entity for which such Person directly or indirectly acts as an officer, director, partner, employee or member, or (v) any entity in which such Person (together with the members of his family if the Person in question is an individual) owns, directly or indirectly through one or more intermediaries an interest in any class of stock (or other beneficial interest in such entity) of 10% or more. Any reference in this Agreement to a "Person and an Affiliate" shall be deemed to refer to such Person and an Affiliate of such Person and any references in this Agreement to a "Person or an Affiliate" shall be deemed to refer to such Person or an Affiliate of such Person. As used in this Agreement, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy and/or policies of a Person, whether through ownership of voting securities or other ownership interests, by contract or otherwise.

         "Affiliate Agreements" shall have the meaning provided in Section 8.8 hereof.

         "Aggregate  Deposit  Requirement"  shall have the  meaning set forth in
Section 12.3 hereof.

         "Agreement" shall have the meaning provided in the introductory paragraph to this Agreement.

         "Amendments" shall mean any and all amendments, modifications, extensions, waivers, replacements, terminations, renewals, substitutions, consolidations, restatements, or supplements made from time to time. "Amended" shall have a correlative meaning.

         "Ancillary Accounts" shall have the meaning provided in Section 12.1.

         "Applicable Law" shall mean all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders.

         "Applicable Interest Rate" shall mean the rate which is the LIBOR Rate plus 950 basis points (9.50%) per annum, which sum shall be rounded up to the nearest one-eighth of one percent (0.125%), and which shall be adjusted on each LIBOR Adjustment Date.

         "Applicable Ownership Limit" shall mean, as to any class of capital stock of Holdings, the ownership limits specified in Holdings's Organizational Documents for such class of capital stock.

         "Approved   Accounting   Firm"  means   independent   certified  public
accountants of recognized national standing and constituting one of the largest five auditing firms in the United States.

         "Approved Operating Budget" shall have the meaning set forth in Section
6.6 of this Agreement.

         "Approved Marketing Expense Amount" for any given month shall mean the amount identified as such for such month in the Approved Operating Budget.

         "Approved Operating Expense Amount" for any given month shall mean the amount identified as such for such month in the Approved Operating Budget, but shall in all events exclude the Approved Marketing Expense Amount.

         "Asset Disposition Net Proceeds" shall mean, with respect to any Expanded Property or any direct or indirect partnership, membership or other direct or indirect interest in any owner of any direct or indirect interest in any Expanded Property, the proceeds of the sale, transfer or other disposition of such Expanded Property or interest, consisting of the total sales price thereof and any other receipts, compensation or other consideration paid or arising from such sale, transfer or disposition (including any post-closing funds paid under post-closing adjustments), less reasonable and bona fide third-party costs of closing paid by the Borrower Group Member which is selling such Expanded Property or interest which are approved in writing by Lender; provided, that in no event shall any closing costs be paid to any Borrower Group Member or their Affiliates.

         "Assignee" shall have the meaning set forth in Section 15.19.

         "Available Consolidated Cash Flow" as of any Quarterly Payment Date for any period shall mean the sum of (i) all Revenues of any kind generated by, received by or paid to the Borrower Group Members, or any of them, during such immediately preceding Fiscal Quarter, plus (ii) all cash, cash equivalents, marketable securities and other liquid assets of Borrower Group Members, or any of them, as of the end of such immediately preceding Fiscal Quarter not included in the foregoing clause (i)(including without limitation all amounts in all Accounts), less the sum of the following deduction amounts:

                  (a) the amount paid in cash during such immediately preceding Fiscal Quarter for operating expenses for the Expanded Properties, to the extent but only to the extent, such expenses are permitted to be paid pursuant to this Agreement and are within the Approved Operating Budget (excluding debt service included within the following clause
         (b); plus

                  (b) actual cash payments to pay regular scheduled installments of principal and interest on the Loan and the Senior Loans required hereunder (other than the payment of Available Consolidated Cash Flow) and under the Senior Loan Documents during such immediately preceding Fiscal Quarter and to fund reserves with respect to the Expanded Properties required to be funded during such immediately preceding Fiscal Quarter under the Senior Loan Documents; plus

(c) Permitted REIT Cash Distributions during the immediately preceding Fiscal Quarter, if any; plus

(d)  $4,000,000, representing the maximum amount of the Working Capital Reserve.

"Bankruptcy Claims" means all of Borrower's claims and rights to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy code, 11 U.S.C.ss. 101 et seq., as amended from time to time.

"Bankruptcy  Code"  means  the  Bankruptcy  Reform  Act of  1978  (11  U.S.C.ss.
     101-1330) as now or hereafter amended or recodified.

         "Bankruptcy Law" means the Bankruptcy Code or any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or similar law, rule or regulation for the relief of debtors.

         "Bellport I Property" shall mean the Bellport Phase I property owned be MG Patchogue Limited Partnership.

         "Bellport II & III Property" shall mean the Bellport Phase II and III property owned by MG Patchogue II Limited Partnership.

         "Bellport LLC" shall have the meaning set forth in Section 3.1(a).

         "Bellport Pledge Agreement" shall have the meaning set forth in Section 3.1(f).

         "Birch Run Property" shall mean the property known as the Prime Outlets at Birch Run, owned by Birch Run Outlets, L.L.C.

         "Borrower"   shall  have  the  meaning  provided  in  the  introductory paragraph to this Agreement.

         "Borrower Group Member(s)" shall mean (i) individually, each Loan Party, each Expanded Property Owner, each Subsidiary of a Loan Party or an Expanded Property Owner, and each Subsidiary of any such Subsidiary (and any of its Subsidiaries and so on through any chain of ownership through multiple subsidiary chains), and each Affiliate of any Loan Party which owns, directly or indirectly, any interest in any Expanded Property, and (ii) collectively, all of the Persons set forth in clause (i); provided, that the following Persons shall not constitute Borrower Group Members merely as a result of their status as such
Persons: (a) shareholders of Holdings, (b) limited partners of Borrower (other than Holdings), (c) Oxnard Factory Outlet Partners, (d) Arizona Factory Shops Partnership, (e) Triple Outlet World Joint Venture, (f) Harborboat Realty, Inc.,
(g) the Contessa Nadia de Navarro Farber, (h) European Outlet Associates LLC and
(i) Fine Furniture Direct, Inc.

         "Borrower Pledge Agreement" shall have the meaning set forth in Section 3.1(a) hereof.

         "Breakage  Costs"  shall  have the  meaning  set forth in  Section  2.7 hereof.

         "Bridge Loan" means the Senior Loan made pursuant to that certain Loan Agreement dated June 15, 1998 between Nomura Asset Capital Corporation, Buckeye Factory Shops Limited Partnership, Latham Factory Stores Limited Partnership, Carolina Factory Shops Limited Partnership, Shasta Outlet Centre Limited Partnership, The Prime Outlets of Calhoun Limited Partnership and the Prime Outlets of Lee Limited Partnership.

         "Brokerage Agreement" shall mean any agreement or contract with third parties for the sale or lease of any portion of the Improvements.

         "Business Day" means any day other than (i) a Saturday and a Sunday and
(ii) a day on which federally insured depository institutions in the State of New York or the state in which the offices of Lender or its Servicer are located (as notified to Borrower from time to time in writing) are authorized or obligated by law, governmental decree or executive order to be closed.

         "Business Plan" shall have the meaning set forth in Section 6.6 of this Agreement, and shall include an annual management and marketing plan for each Fiscal Year, in a form approved by Lender, which will serve as a basis for the management and administration of the Expanded Properties for the upcoming Fiscal Year, and which will include (i) the operating strategy for the Expanded Properties, (ii) a leasing and rental growth plan, including Leasing Guidelines and (iii) a Capital Expenditure budget for the Expanded Properties.

         "Capital I" shall have the meaning set forth in Section 3.1(a) hereof.

         "Capital  I Pledge  Agreement"  shall  have the  meaning  set  forth in
Section 3.1(d) hereof.

         "Capital Expenditure" shall mean, with respect to any Person, all expenditures by such Person which should be shown as capital expenditures in accordance with GAAP and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

         "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Chesapeake" shall have the meaning set forth in Section 3.1(h).

         "Chesapeake  Pledge  Agreement"  shall  have the  meaning  set forth in
Section 3.1(h).

         "Closing Date" shall mean the date upon which Lender funds the Loan.

         "Code" means the Internal Revenue Code of 1986, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "Co-Lender" shall have the meaning set forth in Section 15.20.

         "Collateral" shall have the meaning provided in Section 3.1 hereof.

         "Collateral Accounts" means, collectively and in the singular, as the context may require, each of the accounts and subaccounts established under the Lockbox Agreement.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

         "Common Stock" shall mean the common stock, par value $.01 per share, of Holdings.

         "Compliance Audit" shall have the meaning provided in Section 7.2(e) hereof.

         "Consolidated" when used with respect to any Person, shall mean such Person and any other Subsidiaries or Persons which are required under GAAP to be consolidated with such Person for financial reporting purposes.

         "Consolidated Capital Expenditures" shall mean for any period, with respect to any Person, the Capital Expenditures of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" shall mean with respect to any Person for any period, EBITDA for such Person computed on a consolidated basis (in accordance with GAAP) for such Person and its Subsidiaries.

         "Consolidated Interest Expense" shall mean with respect to any Person for any period the Interest Expense for such Person and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Operating Income" shall mean with respect to any Person for any period the Net Operating Income for such Person and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Total Debt" shall mean, with respect to any Person, at any date, the consolidated (in accordance with GAAP) Total Debt such Person and its Subsidiaries at such date.
         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Sections 414(b) or 414(c) of the Code.

         "Core Deposit Account" shall have the meaning set forth in Section 12.2 hereof.

         "Core Property Owners" shall have the meaning set forth in Section 12.2 hereof.

         "Current Rent Roll" shall have the meaning provided in Section 5.39(b) hereof.

         "Debt" shall mean all loans, Advances, debts, liabilities and obligations for the performance of covenants or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by the Borrower to the Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, in each case arising under this Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, any Loan Party or Expanded Property Owner, whether or not allowed in such proceeding), fees, expenses, attorneys' fees and any other sum chargeable to any Loan Party under this Agreement or any of the other Loan Documents or any Expanded Property Owner.

         "Deposit Accounts" shall have the meaning provided in Section 12.1.

         "Default" means an event, condition or circumstance, the occurrence or existence of which shall, upon the giving of notice or the passage of time, or both, constitute an Event of Default.

         "Default Rate" shall have the meaning provided in Section 2.8(d) hereof.

         "Deposit  Account  Collateral"  shall  have the  meaning  set  forth in
Section 12.5 hereof.

         "Depository" shall have the meaning provided in Section 12.1.

         "Deposit Percentages" shall have the meaning set forth in Section 12.2 hereof.

         "Disclosure Material and Information" shall have the meaning provided in Section 15.19 hereof.

         "Distribution  Direction  Letter"  shall have the  meaning  provided in
Section 7.28 hereof.

         "Distributions" shall have the meaning provided in Section 8.7 hereof.

         "Easement Areas" shall have the meaning provided in Section 5.46(e) hereof.

         "EBITDA" shall mean, for the most recently ended Fiscal Quarter, the Consolidated Net Operating Income of any Person and its Subsidiaries plus all other income (excluding equity earnings of unconsolidated Subsidiaries) of such Person and its Subsidiaries which in accordance with GAAP would be required to be included in the relevant Person's annual financial statements as income. EBITDA shall not include: (i) extraordinary items in accordance with GAAP, (ii) gains or losses from debt restructuring and dispositions of properties or other material assets, and (iii) allocations to preferred shareholders or minority interests EBITDA shall also include the pro-rata share of EBITDA for all unconsolidated Subsidiaries other than equity earnings.

         "Effective  Material  Agreements"  shall have the  meaning set forth in
Section 7.19.

         "Eligible Account" shall means a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a Trust Account. "Eligible Bank" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures the deposits hereunder through the Federal Deposit Insurance Corporation. "Trust Account" shall mean a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations ss. 9.10(B), which has corporate trust powers and is acting in its fiduciary capacity. "Rating Criteria" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of less than 30 days, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P and, if rated by another Rating Agency, are rated in an equivalent category by such other Rating Agency, if deposits are held by such person for a period of 30 days or more.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including any Multiemployer Plan) (i) which is maintained for employees of any Loan Party or any ERISA Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of any Loan Party or any current or former ERISA Affiliate or (iii) for which any Loan Party or any ERISA Affiliate has any liability, including contingent liability.

         "Environmental   Indemnity"  shall  mean  that  certain   Environmental
Indemnity Agreement dated as of the Closing Date made by Borrower, Holdings and the other Guarantors to Lender, together with any Amendments thereto.

         "Environmental Laws" has the meaning set forth in the Environmental Indemnity.

         "Environmental Report" means a "Phase I Environmental Site Assessment" as referred to in the ASTM Standards on Environmental Site Assessment for Commercial Real Estate, E 1527-94 (and, if recommended in such Phase I environmental report, a "Phase II Environmental Assessment"), prepared by an environmental auditor reasonably approved by Lender and delivered to Lender and any amendments or supplements thereto delivered to Lender and shall also include any other environmental reports delivered to Lender pursuant to this Agreement and the Environmental Indemnity, and accompanied by a reliance letter, in form and substance acceptable to Lender, permitting Lender to rely on the report.

         "Environmental Requirement" shall collectively mean all applicable present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees or judgments of or by any Governmental Authority and relating to or addressing the protection of the environment or human health.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary thereof, would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b), (c), (m) and (o) of the Code.

         "Escrow Fund" shall have the meaning provided in Section 7.4(c) hereof.

         "Event of Default" shall have the meaning provided in Section 13.1 hereof.

         "Excess Cash Flow" shall have the meaning set forth in Section 12.2 hereof.

         "Expanded Properties" shall mean each Property and each other real property owned or leased on a long term basis by any Borrower Group Member, including without limitation, the real property set forth on Schedule 5.16 and "Expanded Property" shall mean any one of them.

         "Expanded Property Owners" shall mean the owner in fee simple or as ground lessee of any Expanded Property and "Expanded Property Owner" shall mean any one of them.

         "Finance  VI Pledge  Agreement"  shall  have the  meaning  set forth in
Section 3.1(e).

         "Financing" shall mean any loan or indebtedness obtained by Borrower, any Loan Party, any Expanded Property Owner or any of their respective Subsidiaries or Affiliates (whether construction, permanent, mezzanine, bridge, takeout or otherwise) other than unsecured Trade Payables.

         "Financing Statements" shall have the meaning provided in Section 3.1(m) hereof.

         "First Payment Date" shall have the meaning provided in Section 2.5(a) hereof.

         "Fiscal Quarter" means the three-month period ending on March 31, June 30, September 30, and December 31 of each year.

         "Fiscal Year" means the 12-month period ending on December 31 of each year.

         "FRIT" shall have the meaning set forth in Section 15.20.

         "Fru-Con Properties" shall mean the Oxnard the New River outlet mall properties owned by Oxnard Factory Outlet Partners and Arizona Factory Shops Partnership, respectively.

         "GAAP" means generally accepted accounting principles consistently applied in the United States of America as of the date of the applicable financial report.

         "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

         "Greenwich" shall have the meaning set forth in Section 15.20.

         "Gross Asset Value" shall mean the Lender's estimate of market value of Holdings' direct and indirect interests in the Expanded Properties, determined by Lender on the basis of the following capitalization rates:

         Property Type                               Capitalization Rate

         properties with less than       lesser of 20.0% and $40 per square foot
         $200 per square foot sales

         properties with between                     15.0%
         $200-224 per square foot sales

         properties with between                     13.0%
         $225-249 per square foot sales

         properties with between                     12.0%
         $250-299 per square foot sales

         properties with $300                        10.5%
         or greater per square foot sales

         community centers                           10.0%

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Guarantor(s)" shall mean Holdings, the Subsidiary Guarantors and any other person or entity who, or which, in any manner, is or becomes obligated to Lender under any guaranty now or hereafter executed in connection with respect to the Loan (collectively or severally as the context thereof may suggest or require).

         "Guaranty" shall mean that certain Guaranty dated as of the Closing Date made by the Guarantors in favor of Lender, together with any Amendments thereto.

         "Hagerstown LP" shall have the meaning set forth in Section 3.1(e).

         "Hagerstown Third Mortgage" shall have the meaning set forth in Section 3.1(i) hereof.

         "Hazardous Materials" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, infectious, radioactive, carcinogenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product.

         "Holdings" shall have the meaning provided in the recitals to this Agreement.

         "Holdings Pledge Agreement" shall have the meaning provided in Section 3.1(c) hereof.

         "Improvements" as to any Expanded Property, means all buildings, structures, fixtures, Tenant Improvements and other improvements and appurtenances now or hereafter located on such Expanded Property, including all parking areas, water, sanitary and storm sewers, elevators, escalators, heating, ventilating and air conditioning system and components, septic system components, signage, drainage, electrical equipment, plumbing, sprinkler and other fire safety equipment, satellite dishes or other telecommunication equipment, and all additions to, modifications of and replacements thereof.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services
(excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Interest Accrual Period" shall mean a calendar month; provided that the first Interest Accrual Period shall commence on the Closing Date and end on the last day of the calendar month in which the Closing Date occurs.

         "Intellectual  Property"  shall have the  meaning  set forth in Section
5.29 hereof.

         "Intercreditor Agreement" shall have the meaning provided in the Recitals to this Agreement.

         "Interest Expense" shall mean, for the most recently completed Fiscal Quarter, for any Person, all interest expense of such Person and its Subsidiaries in accordance with GAAP, plus (without duplication) (i) the pro-rata share of interest expense in unconsolidated Subsidiaries, (ii) capitalized interest and (iii) all accrued, or paid interest incurred on any obligation for which such Person and any of its Subsidiaries is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities. Interest Expense shall not include (i) amortization of deferred financing costs and interest rate protection agreements, (ii) the valuation adjustments attributable to changes in the market value of interest rate protection agreements, (iii) the Additional Fee, (iv) pre-payment penalties, (v) the amortization of the fair value of the Warrant and (vi)
Schedule V Fees.

         "Investor" shall have the meaning set forth in Section 15.19 hereof.

         "Involuntary Bankruptcy Event" shall mean the commencement of a case, proceeding or other action under any Bankruptcy Law (not brought by Lender) against any Loan Party or Expanded Property Owner which is not dismissed within sixty (60) days of filing.

         "Lease" means any lease, license, letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect), existing as of the date hereof or hereafter entered into by any Borrower Group Member, pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Expanded Property, and every Amendment or other agreement relating to such lease or other agreement entered into, in accordance with the terms of the Loan Documents, in connection with such lease or other agreement and all agreements related thereto, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto. The term "Lease" shall also include any sublease under a Lease if any Borrower Group Member has the right to approve the sublease or if a Borrower Group Member is the sublessor thereunder.

         "Lease Guaranties" means all of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given to any Borrower Group Member by any guarantor in connection with any Lease.

         "Leasing Guidelines" means

         (i) neither Borrower nor any Expanded Property Owner shall enter into any new Major Lease or enter into an Amendment with respect to any existing Lease without the prior written consent of Lender; and

         (ii) Leases other than Major Leases shall not require the prior written consent of Lender so long as such Lease is (a) on market terms and conditions,
(b) at market rents and other economic terms, including tenant improvement allowances, and (c) in conformance with Borrower's approved Operating Budget.

         "Lebanon Property" has the meaning set forth in Section 2.7(e).

         "Legal Requirements" means

         (i) all existing and future governmental statutes, laws, rules, orders, regulations, this Agreement, ordinances, judgment decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting any Borrower Group Member or the Expanded Properties, or any part thereof, or the construction, ownership, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force);

          (ii) all permits, licenses and authorizations and regulations relating thereto; and

         (iii) all covenants, conditions and restrictions contained in any recorded instruments (other than Leases) at any time in force (whether or not involving Governmental Authorities) affecting the Expanded Properties or any part thereof which, in the case of this clause (iii), require repairs, modifications or alterations in or to the Expanded Properties or any part thereof, or in any material way limit or restrict the existing use and enjoyment thereof.

         "Lender" shall have the meaning provided in the introductory paragraph to this Agreement.

         "Lender's Expenses" means all out-of-pocket fees, costs and expenses and disbursements of Lender including, without limitation, all Professional Fees incurred by Lender, in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and any Intercreditor Agreement and the documents and instruments referred to therein (ii) the Amendment of any Loan Document and (iii) the creation, perfection or protection of Lender's Liens in the Collateral (including, without limitation, fees and expenses for title and lien searches and filing and recording fees, intangible taxes, personal property taxes, due diligence expenses, travel expenses, costs of appraisals, Environmental Reports, surveys and engineering reports).

         "Lender Termination Request" shall have the meaning provided in Section 9.1(b).

         "LIBOR Adjustment Date" shall mean the first day of each calendar month.

         "LIBOR Business Day" shall mean any day on which commercial banks in the City of London, England are open for interbank or foreign exchange transactions.

         "LIBOR Rate" means with respect to each Interest Accrual Period, the 30-day London Interbank Market offered rates as reported by The Wall Street Journal (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) for the LIBOR Business Day which is two (2) Business Days prior to the relevant LIBOR Adjustment Date (or in the event that Lender determines that the LIBOR Rate is not ascertainable from The Wall Street Journal, as reported on Telerate page 3750 (provided that at least two offered rates appear on Telerate page 3750)) as of 10:00 a.m., New York time, on the date which is two (2) Business Days prior to the relevant LIBOR Adjustment Date. For purposes of this Agreement, in no event will the LIBOR Rate be deemed to fall below five percent (5%).

         "LIBOR To Treasury Spread" means the difference, if positive, between the LIBOR Rate and the Treasury Rate on the date of any Treasury Rate Notice. If such difference is negative, the LIBOR To Treasury Spread shall be deemed to be equal to zero.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan" shall have the meaning provided in the recitals to this Agreement, together with any Amendments thereto.

         "Loan Amount" shall have the meaning provided in Section 2.1 of this Agreement.

         "Loan Documents" means this Agreement, the Note, the Security Documents, the Warrant and any and all other documents, instruments and agreements now existing or hereafter entered into, evidencing, securing or otherwise relating to the Loan, together with any Amendments thereto.

         "Loan Fee" shall have the meaning set forth in Section 2.14(a) hereof.

         "Loan Parties" means, collectively, the Borrower, the Guarantors, the Property Owners and each other Person who is becomes or is required to become a Loan Party pursuant to this Agreement, and each of them shall constitute a "Loan Party".

         "Lockbox" shall have the meaning provided in the Lockbox Agreement.

         "Lockbox Agreement" means that certain Lockbox Agreement dated as of the Closing Date by and among the Depository, Loan Parties and Lender, together with any Amendments thereto.

         "Loss Proceeds" shall have the meaning provided in Section 7.3(d) hereof.

         "Lothar" shall have the meaning set forth in Exhibit M.

         "Lothar Joint Venture Agreement" shall have the meaning set forth in Exhibit M.

         "Lothar Properties" shall mean the properties known as the Prime Outlets of Williamsburg, Virginia and the Prime Outlets of Birch Run, Michigan, each as more particularly described on Exhibit M attached hereto.

         "Major Lease" shall mean any Lease for space in excess of 7,500 square feet, and Lease at any Expanded Property which is among the largest four tenancies at such Expanded Property, measured by relative square footage leased, and, for purposes of Section 6.8 and Section 13.1, any combination of Leases with any tenant or group of affiliated tenants which demises, in the aggregate, more than 25,000 square feet within the Expanded Properties as a whole.

         "Management   Agreements"   means  any   agreements  for  the  leasing,
management, operation or marketing of any Expanded Property.

         "Management  Standard"  shall  have the  meaning  provided  in  Section
9.1(a).

         "Manager" shall mean the manager of any Expanded Property under a Management Agreement, or Borrower if and to the extent the Expanded Property is being managed by Borrower without a Management Agreement.

         "Manager Termination Notice" shall have the meaning provided in Section
9.2 hereof.

         "Marketing Reserve Deposit Account" shall have the meaning set forth in
Section 2.16.

         "Marketing Reserve Operating Account" shall have the meaning set forth in Section 2.16.

         "Marketing  Reserve  Agreement"  shall  have the  meaning  set forth in
Section 3.1(o).

         "Marketing  Reserve  Payments"  shall  have the  meaning  set  forth in
Section 2.16.

         "Material Adverse Change" or "Material Adverse Effect" means a material adverse effect upon (i) the business operations, assets or condition (financial or otherwise) of any Loan Party or Expanded Property Owner (provided that foreclosures occurring or deed-in-lieu of foreclosure transactions entered into in accordance with the provisions of Schedule 10.5 with respect to certain Expanded Properties identified in Schedule 10.5 shall not be considered a Material Adverse Change or to have a Material Adverse Effect), (ii) the ability of any Loan Party to perform, or of Lender to enforce, any material provision of the Loan Documents, (iii) the value or use of any Expanded Property or the operation thereof (provided that foreclosures occurring or deed-in-lieu of foreclosure transactions entered into in accordance with the provisions of
Schedule 10.5 with respect to certain Expanded Properties identified in Schedule
10.5 shall not be considered a Material Adverse Change or to have a Material Adverse Effect), (iv) the validity, priority or enforceability of this Agreement or any other Loan Document, the ability of Lender to enforce its legal remedies pursuant to this Agreement or any other Loan Documents, or (v) the Loan.

         "Material Agreements" means, with respect to any Loan Party or Expanded Property Owner, (x) each contract and agreement entered into by such Person or a predecessor in interest to such Person relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of any Expanded Property, or otherwise imposing obligations on such Person, under which such Person would have the obligation to pay more than $100,000 per annum or which cannot be terminated by such Person without cause upon 30 days' notice or less, (y) each contract and agreement which is not included in (i) but which, to such Person's knowledge, is reasonably likely to materially and adversely affect such Person or any Expanded Property and (z) the Senior Loan Documents.

         "Maturity Date" means the Scheduled Maturity Date, as the same may be accelerated pursuant to the provisions of the Note, Section 13.2 of this Agreement, or applicable law.

         "Maximum Lawful Rate" shall have the meaning provided in Section 2.8(f) hereof.

         "Mezzanine Megadeal Deposit Accounts" shall have the meaning provided in Section 12.2 hereof.

         "Minimum Monthly Amortization Amount" shall mean $1,000,000.00 for each of the first twelve (12) monthly Payment Dates, $1,667,000.00 for each of the next twelve (12) monthly Payment Dates, and $2,333,000.00 for each monthly Payment Date thereafter.

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 3(37) or Section 4001(a)(3) of ERISA to which a Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which a Loan Party or any ERISA Affiliate has any liability, including contingent liability.

         "Negative Pledge Agreements" shall mean the collective reference to the Prime II Negative Pledge Agreement, the Prime Retail Finance Negative Pledge Agreement, the Prime LP Negative Pledge Agreement, the Omnibus Negative Pledge Agreement, and any other negative agreement entered into by any Loan Party after the Closing Date, together with any Amendments to any of the foregoing.

         "Net Operating Income" means, for any Person for the period in question, an amount equal to the Operating Income for such period for the Expanded Property(ies) owned by such Person, less the sum of (i) the amount of all Operating Expenses for such period for the Expanded Property(ies) owned by such Person, and (ii) all general and administrative expenses, including without limitation office and administrative overhead, and all other ongoing expenses which in accordance with GAAP would be required to be or are included in the relevant Person's annual financial statements as expenses.

         "Net Worth" shall mean, for any Person, the Shareholders' Equity of such Person as the same would be shown on a combined consolidated balance sheet of such Person as of such date, prepared in accordance with GAAP.

         "Note" shall have the meaning provided in Section 1.2.

         "Obligations" shall have the meaning provided in Section 3.2 hereof.

         "Officer's Certificate" means written certification with respect to a particular matter made by an individual authorized to act on behalf of any Person delivering the certificate and, to the extent applicable, any constituent Person with respect to such Person. Without limiting the foregoing, if the individual signing the certificate is doing so on behalf of a corporation, then such individual shall hold the office of President, Executive Vice President, Senior Vice President, Vice President, Chief Financial Officer or Chief Accounting Officer (or the equivalent) with respect to such corporation. Any such certificate may be based, insofar as it relates to legal accounting, architectural or engineering matters or matters customarily dealt with by experts, upon the written advice of counsel, an accountant, architect, engineer or such expert, as applicable, provided the individual signing the certificate believes in good faith that such reliance is justified.
         "Omnibus Cash Flow Pledge Agreement" shall have the meaning set forth in Section 3.1(p).

         "Omnibus Negative Pledge Agreement" shall have the meaning set forth in
Section 3.1(q).

         "OP Funds Deposit  Account" shall have the meaning set forth in Section
12.2 hereof.

         "Operating Account" shall have the meaning provided in Section 12.1(c).

         "Operating  Account  Agreement"  shall  have the  meaning  provided  in
Section 3.1(n).

         "Operating Budget" has the meaning set forth in Section 6.6 hereof.

         "Operating Expenses" means with respect to any Expanded Property, for any period, all expenditures by Manager, any Expanded Property Owner or any Borrower Group Member as and to the extent required to be expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of such Property and Improvements, including, without limitation or duplication:

          (a)  expenses  in  connection  with  cleaning,  repair,   replacement,
               painting and maintenance;

(b) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Manager, any Expanded Property Owner or any Loan Party engaged in repair, operation, maintenance of the Expanded Property, or service to tenants, patrons or guests thereof;

(c)      any management fees and expenses;

(d) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and overtime services;
(e)      the cost of cleaning supplies;

(f) Real Property Taxes and Other Property Charges that are actually paid (from a source other than reserved funds) or reserved for or by or on behalf of any Loan Party or Expanded Property Owner;

(g) business interruption, liability, casualty and fidelity insurance premiums, provided, however, if any insurance is maintained as part of a blanket policy covering such Expanded Property and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to such Expanded Property;

(h) Professional Fees incurred in connection with the ownership, leasing or operation of the Expanded Property, including, without limitation, collection costs and expenses; (i) costs and expenses of security and security systems;

(j)      trash removal and exterminating costs and expenses;

(k)      advertising and marketing costs;

(l) costs of environmental audits and monitoring, environmental investigation, remediation or other response actions or any other expenses incurred with respect to compliance with Environmental Laws; and

(m) all other ongoing expenses which in accordance with GAAP are required to be or are included in the relevant Person's annual financial statements as operating expenses of such Expanded Property.

Notwithstanding the foregoing, Operating Expenses shall not include (x) any taxes imposed on such Person's net income, (y) depreciation or amortization or
(z) payments in connection with the Loan or the Senior Notes.

         "Operating Income" means with respect to any Expanded Property, for any period, all regular ongoing income of any Loan Party or Expanded Property Owner during such period from the operation of such Expanded Property, including, without limitation:

         (i) all amounts payable as rents (other than Security Deposits) and all other amounts payable under Leases or other third party agreements relating to the ownership and operation of the Expanded Property (including, without limitation, all reimbursements by tenants, lessees, licensees and other users of the Expanded Property), discounts or credits to such Person, income, interest and other monies directly or indirectly received by or on behalf of or credited to such Person from any person with respect to such Person's ownership, use, development, operation, leasing, franchising, marketing or licensing of the Expanded Property, and interest income;

         (ii)     business interruption insurance proceeds; and

         (iii) all other amounts which in accordance with GAAP are required to be or are included in such Person's annual financial statements as operating income of such Expanded Property.

         "Organizational Documents" means shall mean (i) with respect to a corporation, such Person's certificate of incorporation and by-laws, and any shareholder agreement, voting trust or similar arrangement applicable to any of such Person's authorized shares of capital stock, (ii) with respect to a partnership, such Person's certificate of limited partnership, partnership agreement, voting trusts or similar arrangements applicable to any of its partnership interests, (iii) with respect to a limited liability company, such Person's certificate of formation, limited liability company agreement or other document affecting the rights of holders of limited liability company interests, and (iv) any and all agreements between any constituent member, partner or shareholder of any Person, including any contribution agreement or indemnification agreements. In each case, "Organizational Documents" shall include any indemnity, contribution, shareholders or other agreement among any of the owners of the entity in question.

         "Organizational   Document   Amendments"   means  the   amendments   to
Organizational Documents set forth on Exhibit U.

         "Other  Deposit  Account"  shall have the  meaning set forth in Section
12.2 hereof.

         "Other Obligations" shall have the meaning provided in Section 3.2 hereof.

         "Other Property Charges" shall have the meaning provided in Section 7.4(a) hereof.

         "Other  Property  Owners"  shall have the  meaning set forth in Section
12.2 hereof.

         "Other Puerto Rico Deposit Account" shall have the meaning set forth in
Section 12.2.

         "Ownership Interests" shall have the meaning provided in Section 11.1 hereof.

         "Participant" shall have the meaning set forth in Section 15.20.

         "Payoff Event" shall have the meaning set forth in Section 2.10(b).

         "Payoff Rate" shall have the meaning set forth in Section 2.10(b).

         "Payment Date" shall have the meaning provided in Section 2.5(a) hereof.

         "Payment  Direction  Letter" shall have the meaning provided in Section
7.28 hereof.

"PBGC":  the  Pension  Benefit  Guaranty  Corporation  established  pursuant  to
     Subtitle A of Title IV of ERISA (or any successor).

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA or Section 412 of the Code and (i) which is maintained for employees of a Loan Party, or any of its ERISA Affiliates, (ii) which has at any time within the preceding six (6) years been maintained for the employees of a Loan Party or any of its current or former ERISA Affiliates, or (iii) for which a Loan Party or any ERISA Affiliate has any liability, including contingent liability.

         "Permits" means all licenses, permits and certificates used or useful in connection with the design and construction, ownership, operation, use or occupancy of the Improvements and/or any Expanded Property, including without limitation, building permits, business licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Government Authority.

         "Permitted Debt" means the Debt (including the Guaranty), and:

(i)      the Senior Loans and refinancings thereof permitted under Section 7.20;

(ii) Trade Payables in an aggregate amount for all Borrower Group Members not to exceed $5,000,000 at any one time outstanding, and with respect to any Expanded Property Owner not to the amount of the limitation, if any, applicable thereto under the Senior Loan Documents pertaining to the Expanded Property in which such Expanded Property Owner owns an interest, in each case which are customarily paid by the obligor thereunder within 60 days of incurrence and in fact not more than 60 days outstanding (unless obligor is properly and in good faith contesting such Trade Payable by appropriate proceedings promptly instituted and diligently conducted in accordance with the provisions of this Agreement and such contest is completed on or before the date on which the Trade Payables are 120 days outstanding), which are incurred in the ordinary course of such Person's ownership and operation of the Expanded Property, in amounts reasonable and customary for similar properties;

(iii)the Puerto Rico Mortgage and the Indebtedness of Holdings, Borrower and any other Loan Party listed on Exhibit F; and

(iv) if required by Lender, Indebtedness pursuant to interest rate hedging agreements which have been approved by Lender.

         "Permitted Liens" means, collectively: (a) the Liens created by the Loan Documents and the Senior Loan Documents, Liens securing Indebtedness incurred pursuant to Section 7.20, or otherwise disclosed on Exhibit F, (b) all easements, encumbrances and other matters (other than Liens, which in all events must be disclosed on Exhibit F or in clauses (a), (d) or (e) hereof) pertaining to the Properties which are disclosed in the title insurance commitments delivered to Lender prior to Closing and listed in Schedule IV attached hereto and which do not in any event have a Material Adverse Effect, (c) all easements, encumbrances and other matters (other than Liens, which in all events must be disclosed on Exhibit F or in clauses (a), (d) or (e) hereof) with respect to the Expanded Properties other than the Properties which are shown on the title insurance policies issued to the Senior Lenders in connection with closing of their respective Senior Loans with respect to such Expanded Properties, and which constitute permitted encumbrances under the terms of the applicable Senior Loan Documents presently in effect, and which do not in any event have a Material Adverse Effect, (d) Liens, if any, for taxes imposed by any Governmental Authority not yet due or delinquent, and (e) statutory Liens for labor or materials securing sums not yet due and payable.

         "Permitted REIT Distributions" shall mean stock dividends and Permitted REIT Cash Distributions by the Borrower to its partners and by Holdings to its stockholders in the minimum amount necessary under the Code in order to maintain Holdings's status as a real estate investment trust under the Code, and expressly provided for under a plan of stock and minimal (or non-existent) cash distributions approved by Lender in its discretion; provided, that it is presumed that there shall be no cash distributions absent extraordinary unforeseen circumstances.

         "Permitted REIT Cash Distributions" shall mean those cash distributions, if any, by Holdings to its stockholders in the minimum amount necessary under the Code in order to maintain Holdings's status as a real estate investment trust under the Code, to the extent expressly provided for under the plan of stock and minimal (or non-existent) cash distributions approved by Lender in its discretion; provided, that it is presumed that there shall be no cash distributions absent extraordinary unforeseen circumstances.

         "Person" means any individual, sole proprietorship, corporation general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint- stock company, bank, trust, estate, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

         "Personal Property" shall have the meaning provided in Section 7.6 hereof.

         "Pledge Agreements" shall mean the collective reference to the Negative Pledge Agreements, the Borrower Pledge Agreement, the Stock Pledge Agreement, the Holdings Pledge Agreement, the Capital I Pledge Agreement, the Finance VI Pledge Agreement, the Chesapeake Pledge Agreement, the Bellport Pledge Agreement, the Warehouse Row Pledge Agreement, the Omnibus Cash Flow Pledge Agreement, the Operating Account Agreement, the Marketing Reserve Agreement and any other pledge agreement entered into by any Borrower Group Member after the Closing Date, together with any Amendments to any of the foregoing.

         "Policies" shall have the meaning provided in Section 7.2(c) hereof.

         "PRC Funds Deposit Account" shall have the meaning set forth in Section
12.2 hereof.

          "PRC Member"   means  Prime  Retail   Finance  IX,  Inc.,  a  Maryland
               corporation which is a member of Capital I. "Prime IV" shall have the meaning set forth in Section 3.1(b) hereof.

         "Prime LP Negative Pledge Agreement" shall have the meaning set forth in Section 3.1(l) hereof.

         "Prime Retail Finance" shall have the meaning set forth in Section 3.1(j) hereof.

         "Prime Retail Finance Pledge Agreement" shall have the meaning set forth in Section 3.1(j) hereof.

         "Prime II Negative Pledge Agreement" shall have the meaning set forth in Section 3.1(k) hereof.

         "Prime Notes" shall mean the promissory notes payable to Borrower Group Members as more particularly described in Exhibit M.

         "Prime Williamsburg Note" shall mean one of the two Prime Notes identified as the Prime Williamsburg Note in Exhibit M.

         "Professional Fees" means all fees, costs and expenses of attorneys (including fees billed for law clerks, paralegals and others not admitted to the bar but performing services under the supervision of an attorney and customarily billed to clients and for witness fees and court costs), accountants, appraisers, advisors and consultants and, in each case, including document reproduction expenses, cost of exhibit preparation, courier charges and postal and communication expenses and their other out-of-pocket expenses. The term includes fees and expenses incurred after the filing of a voluntary or involuntary petition in bankruptcy.

         "Property" and "Properties" have the meaning set forth in the recitals to this Agreement, and, as the context requires, includes any Improvements or Personal Property located thereon.

         "Property Owner" shall mean each of the entities set forth on Exhibit D attached hereto.

         "Protective  Advance  Default Rate" shall have the meaning  provided in
Section 2.10(b) hereof.

         "Puerto  Rico  Deposit  Accounts"  shall have the  meaning set forth in
Section 12.2.

         "Puerto Rico Loan Advance" shall have the meaning set forth in Section 2.7(b).

         "Puerto Rico LP" shall have the meaning set forth in Section 3.1(a).

         "Puerto Rico Mortgage" shall mean that certain first lien mortgage encumbering the Puerto Rico Property, as described in Exhibit F.

         "Puerto Rico Pledged Deposit Account" shall have the meaning set forth in Section 12.2.

         "Puerto Rico Property" shall mean the properties known as the Outlet Village of Puerto Rico located in Barceloneta, Puerto Rico, as more particularly described on Exhibit N attached hereto.

         "Puerto  Rico  Revenues"  shall have the  meaning  set forth in Section
12.2.

         "Purchase Agreement" shall mean that certain Agreement for Purchase and Sale dated as of the date hereof by and between Borrower, as Seller, and Lender, as Buyer, pertaining to the purchase of the Purchase Properties.

         "Purchase Properties" shall mean the properties described on Schedule I (which properties shall not constitute Properties or Expanded Properties hereunder).

         "Quarterly Payment Date" shall mean each January 1, April 1, July 1 and October 1 prior to the Maturity Date, provided that if any such day is not a Business Day, the Quarterly Payment Date shall mean the immediately succeeding Business Day.

          "Rating Agency"  means S&P,  Moody's,  Duff & Phelps Credit Rating Co.
               and Fitch Investors Service, L.P. or any successor thereto, and any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Lender or its designers in connection with or in anticipation of a securitization.

         "Rating Agency Confirmation" means written confirmation from a Rating Agency that has rated the securities relating to the Loan that a proposed action will not result in a withdrawal, qualification, or downgrade of the rating of such securities by such Rating Agency.

         "Real Property Taxes" shall have the meaning provided in Section 6.4(a) hereof.

         "Relevant  Signatory"  shall  have the  meaning  given to such  term in
Section 9.1(b) hereof.

         "REMIC" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "Required Consents" shall have the meaning provided in Section 5.4 hereof.

         "Required Items" shall have the meaning provided in Section 4.3 hereof.

         "Restoration" shall have the meaning provided in Section 7.3(a) hereof.

         "Revenues" means all income, rents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits and other benefits received by any Borrower Group Member from any source whatsoever, including without limitation from any Expanded Property or revenues otherwise generated from or by the operations, activities or other transactions on the part of any Borrower Group Member, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of any Expanded Property or Improvements or Personal Property located thereon, or the rendering of services by any Borrower Group Member or an operator or manager of any Expanded Property or acquired from others including, without limitation, from the rental of any retail space, commercial space, or other space, stores or offices, including any deposits securing reservations of such space, exhibit or sales space of every kind, license, lease, subleases and concession fees and rentals, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance relating to the use, enjoyment or occupancy of such Expanded Property, all Bankruptcy Claims, Lease Guaranties, and all proceeds from the sale or other disposition of the Leases, the rents, the Lease Guaranties and the Bankruptcy Claims.

         "Scheduled Maturity Date" means December 31, 2003.

         "Schedule V Covenants" shall have the meaning provided in Section 2.7(b)(v) hereof, and are set forth in Schedule V attached hereto and made a part hereof.

         "Schedule V Fees" shall have the meaning set forth in the Schedule V Covenants set forth in Schedule V attached hereto and made a part hereof.

         "Section 10.5  Conditions"  shall have the meaning  provided in Section
10.5 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Securitization" shall have the meaning set forth in Section 15.19 hereof.

         "Security Deposits" shall have the meaning provided in Section 7.4(i) hereof.

         "Senior  Depository"  shall have the  meaning  assigned to such term in
Section 7.28 hereof.

         "Security Documents" shall have the meaning provided in Section 3.1 hereof.

         "Senior Lien" shall mean the liens created by the Senior Loan Documents, securing payment of the Senior Notes, together with any Amendments thereto which have been approved by Lender.

         "Senior  Lenders" shall mean,  collectively,  the Persons  described in
Schedule III to this Agreement, and shall also include the successors and assigns of such Persons to the extent the same are permitted transferees under an Intercreditor Agreement or are otherwise acknowledged by Lender in writing as the party to whom the reference hereunder to "Senior Lender" is applicable.

         "Senior Loans" shall mean, collectively, each loan by and between a Senior Loan Obligor and a Senior Lender under which the Senior Lender has made advances to such Senior Loan Obligor, pursuant to the terms and conditions of the Senior Loan Documents.

         "Senior Loan Agreement" shall mean each agreement between a Senior Loan Obligor and a Senior Lender described on Schedule III hereto, together with Amendments thereto which have been approved in writing by Lender.

         "Senior Loan Documents" means the Senior Notes, the Senior Loan Agreements, and all documents, instruments and agreements now existing or hereafter arising which evidence or secure any Senior Loan, together with any Amendments thereto which have been approved in writing by Lender.

         "Senior Loan Obligor"  shall have the meaning  assigned to such term in
Section 7.28 hereof.

         "Senior Loan Party" shall mean any Person obligated on any Senior Loan.

         "Senior Megadeal Loan" means that certain loan in the original principal amount of $359,000,000 from the Senior Megadeal Lender to the Senior Megadeal Property Owners (other than the San Marcos Expansion Owner) secured by the Senior Megadeal Mortgages.

         "Senior Megadeal Loan Documents" means the Senior Megadeal Mortgages and any and all other documents and agreements evidencing and/or securing the Senior Megadeal Loan, as same may be amended, modified or restated.

         "Senior Megadeal Loan Lockbox Accounts" shall have the meaning set forth in Section 12.2 hereof.

         "Senior Megadeal Loan Lockbox Agreement" shall have the meaning set forth in Section 12.2 hereof.

         "Senior Megadeal Mortgages" means those certain mortgages and deeds of trust, dated as of October 31, 1996, from the Senior Megadeal Property Owners to or for the benefit of the Senior Megadeal Lender, constituting liens on those Properties (other than the San Marcos Expansion) which are collateral for the Senior Megadeal Loan, as same may be amended, modified, consolidated or restated.

          "Senior Megadeal  SPCs" means Prime  Retail  Finance,  Inc.  and Prime
               Retail Finance II, Inc., each a Maryland corporation, and the PRC Member.

         "Senior  Megadeal  Property  Owners" shall have the meaning provided in
Section 12.2.

         "Senior Note(s)" means collectively, the promissory notes executed by the Senior Loan Obligors in favor of the Senior Lenders and described on
Schedule III hereto, and, individually, each of them.

         "Servicer" has the meaning set forth in Section 2.14(b).

         "Servicing Agreement" has the meaning set forth in Section 2.14(b).

         "Service Rights" shall mean any agreements, contracts, rights, licenses or other interests of any type (whether exclusive or non-exclusive) granted or given to any Person to provide any products or services to or for or with respect to the Expanded Properties, any tenant or any occupants of the Expanded Properties, including any of the same related to telecommunications, internet products or services, including, but not limited to, personal computer hardware and software, internet hardware and software, internet access services, printers, video display systems, audio sound systems and communication telephonic devices, as well as related and complementary products and services and any substitutes for, and items that are a technological evolution of, any of the foregoing products.

         "Silverthorne/Lebanon Transaction" has the meaning set forth in Section 2.7(e).

         "Silverthorne Property" has the meaning set forth in Section 2.7(e).

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and
(d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

         "Sources and Uses Statement" means a complete description of Borrower's sources and uses of the proceeds of the Loan, in form and substance satisfactory to Lender and expressly approved by Lender in writing, containing no line items or provisions for payment of any acquisition fees, financing fees, development fees, other fees of any type, brokers' commissions or related or similar expenses to any Loan Party, Expanded Property Owner or any Affiliate of any of the foregoing and which is attached hereto as Exhibit K.

         "Stock Pledge Agreement" shall have the meaning set forth in Section 3.1(b).

         "Subdivision  Map"  shall have the  meaning  provided  in Section  7.19 hereof.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

         "Subsidiary Guarantors" shall have the meaning provided in the recitals to this Agreement.

         "Taxes" shall mean any taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (including interest, penalties or additions thereto), excluding taxes imposed on or measured by the net income of the Lender (including franchise tax, alternative minimum tax, or other tax to the extent such taxes are principally measured on net income) by or within the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of the Borrower (except for such net income or other taxes which would not be imposed but for the nexus of the Lender arising as a result of the transactions contemplated by this Agreement) or under the laws of which the Lender is organized or from which it makes the Advances or any political subdivision of any thereof.

         "Tenant Improvements" means with respect to any Expanded Property, collectively, (i) tenant improvements to be undertaken for any tenant required to be completed by any Borrower Group Member pursuant to the terms of such tenant's Lease and (ii) allowances to be paid to a tenant pursuant to such tenant's Lease in connection with such tenant's construction of its tenant improvements at such Expanded Property, but specifically excluding any rent concessions granted to a tenant by any Borrower Group Member.

         "Termination  Event"  means:  (A) a  "Reportable  Event"  described  in
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan, except such an event with respect to which notice has been waived by regulation; (B) the withdrawal of a Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) or 4068(f) of ERISA; (C) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; (D) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; (E) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(F) the partial or complete withdrawal of a Loan Party or any ERISA Affiliate from a Multiemployer Plan; (G) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; (H) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (I) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "Title Insurance Policy" means, with respect to any Expanded Property, a title insurance policy issued by a title insurance company to any Person.
         "Total Debt" shall, as to any Person, mean the sum of all Indebtedness of such Person.

         "Trade Payables" means unsecured amounts payable by or on behalf of any Person for or in respect of the operation of the Expanded Properties (or for administrative expenses for operations on the part of Borrower or Holdings) in the ordinary course, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to the Expanded Properties or such Person.

         "Trade Payables Reserve Deposit Account" shall have the meaning set forth in Section 2.17.

         "Transfer" shall mean any sale, assignment, conveyance, alienation, mortgage, encumbrance, pledge, hypothecation or other transfer, including any swap, derivative or other transaction shifting the risks and rewards of ownership, whether voluntary or involuntary.

         "Treasury Rate" means with respect to each LIBOR Adjustment Date the weekly average yield on United States Treasury Securities adjusted to a constant maturity of six months last published by the Federal Reserve Board prior to such LIBOR Adjustment Date.

         "Treasury Rate Notice" has the meaning set forth in Section 2.13(c).

         "Unencumbered Asset" means any asset which as of any date of determination, (a) is not subject to any Liens, (b) is not subject to any agreement (including any Material Agreement) which prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any assets of such Loan Party, and (c) is not subject to any agreement (including any Material Agreement) which entitles any Person to the benefit of any Lien.

         "Uniform Commercial Code" shall mean the collective reference to the Uniform Commercial Code as enacted in the State of New York and the state in which any Property is located.

         "Unpaid  Trade  Payables"  shall have the  meaning set forth in Section
2.17.

         "Unsecured Loan Documents" shall mean each of the loan agreements and promissory notes evidencing any unsecured Indebtedness (other than Trade Payables) outstanding on the Closing Date.

         "Voluntary Bankruptcy Event" means the taking of any of the following actions by any Borrower Group Member with respect to any Bankruptcy Law: (A) commencing or joining in the commencement of a voluntary case, (B) commencing or joining in the commencement of an involuntary case against any other Borrower Group Member, (C) consenting to the entry of an order for relief against it in an involuntary case, (D) seeking or consenting to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, examiner, magistrate, arbitrator, sequestrator (or other similar official) of such Borrower Group Member or of any substantial part of its property, (E) making a general assignment for the benefit of its creditors, (F) colluding directly or indirectly with one or more creditors of it or any other Borrower Group Member to cause any third party to commence an involuntary case against any Borrower Group Member, or to seek the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, examiner, magistrate, conservator, arbitrator, sequestrator (or other similar official) of any Borrower Group Member or any substantial part of its property, (G) admitting in writing its inability to pay its debts as they become due, or (H) the filing of, joinder in, or filing or filing a motion in support of, a motion for the substantive consolidation of any Borrower Group Member with the estate of any other Borrower Group Member or any other Person.

         "Warehouse LP" shall have the meaning set forth in Section 3.1(g).

         "Warehouse  Row Pledge  Agreement"  shall have the meaning set forth in
Section 3.1(g).

         "Warrant" shall mean the warrant for the purchase of 1,000,000 shares of stock in Holdings for $1.00 per share, in the form of Exhibit T, together with any Amendments thereto.

         "Williamsburg  Cash Sweep"  shall have the meaning set forth in Exhibit
M.

         "Williamsburg Prudential Loan" shall have the meaning set forth in Exhibit M.

         "Working Capital Reserve" shall have the meaning set forth in Section 2.15.

                                    Exhibit C

                              Subsidiary Guarantors

Prime Retail Capital I, L.L.C.

Outlet Village of Hagerstown Limited Partnership

Prime Bellport Land L.L.C.

Prime Warehouse Row Limited Partnership

Sun Coast Factory Shops Limited Partnership

Prime Outlets at San Marcos II Limited Partnership

Chesapeake Development Limited Partnership

                                   Schedule II

                                 Required Items

         Pursuant to Section 4.3, Lender shall have received or waived in writing each of the following Required Items on or before the Closing Date:

(a) Environmental Reports. An existing environmental questionnaire and Environmental Report in respect of each of the Properties and Improvements, with an effective date less than six months before the Closing Date, accompanied by a reliance letter, if necessary, in form and substance satisfactory to Lender permitting Lender to rely on such report and all reports pertaining to storage tank removal and related site clean-up (including closure letter).

(n) Engineering Report. A current engineering report and engineering certificate with respect of each of the Properties and Improvements, with an effective date less than six months before the Closing Date, a soils report and current seismic reports with respect to the Property and Improvements, with an effective date less than six months before the Closing Date, accompanied by reliance letters in form and substance satisfactory to Lender permitting Lender to rely on such reports.

(o) Insurance. Valid certificates of insurance for the policies of insurance required under Section 7.2 hereof, and evidence that the premiums in respect of such insurance policies are fully paid. Such certificates shall indicate that the Lender is named as an additional insured on each policy, and that each casualty policy and rental interruption policy contain a payee endorsement in favor of Lender.

(p) Zoning. With respect to each of the Properties and Improvements (including the construction thereof), at Lender's option, (i) a zoning opinion in form and substance satisfactory to Lender, or (ii) a zoning letter from the appropriate Governmental Authority evidencing compliance of such Property and Improvements with applicable zoning requirements, (iii) a copy of all applicable zoning regulations, (iv) copies of all required zoning, subdivision and environmental permits or (v) such other evidence of zoning compliance acceptable to the Lender.

(q) Permits; Certificates of Occupancy. Copies of all permits necessary for the use and operation of each Property and the certificate(s) of occupancy for each of the Properties and Improvements.

(r) Leases; Material Agreements. True, complete and correct copies of all Leases, subleases under Leases and all Material Agreements.

(s) Sources and Uses Statement. A Sources and Uses Statement which evidences that none of the proceeds of the Loan are used to pay acquisition fees, brokers' commissions or related or similar expenses to any Loan Party, Property Owner or Affiliate of any of the foregoing.

(t) Disbursement Instructions. Lender (or escrow agent) shall have received a disbursement instruction or escrow letter, signed by an authorized representative of Borrower, irrevocably instructing Lender to fund the proceeds of the Loan being advanced on the Closing Date, to pay (x) costs incurred by Borrower reflected in the Sources and Uses Statement, and (y) all of Lender's Closing Expenses, incurred and unpaid as of the Closing Date, together with Professional Fees reasonably estimated by Lender's counsel to be incurred following the Closing Date in the preparation of the closing binders, follow up for any items required to be delivered in connection with the closing and preparation of Disclosure Material and Information specifically relating to the Loan and the Properties.

(u) Consents, Licenses and Approvals. Copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by any Loan Party, and the validity and enforceability, of the Loan Documents, and which consents, licenses and approvals are in full force and effect.

(v)  Financial   Information.   Such  financial   information  relating  to  the
     Properties, any Property Owner and the Loan Parties as Lender may reasonably request.

(w) Business Plan and Budgets. A Business Plan, including the Operating Budget, for the Properties, and a detailed budget of tenant improvement costs anticipated to be expected with respect to the Properties during the term of the Loan.

(x) Certified Ownership Structure Chart. A chart detailing the ownership structure of each of the Loan Parties and the Property Owners, accompanied by an Officer's Certificate by an authorized officer of Borrower.

(y) Market Study/Appraisal. A market study/appraisal with respect to the Properties (i) prepared by a firm approved by Lender and (ii) prepared based on a scope of work determined by Lender.

(z) Tax Lot. Evidence satisfactory to Lender that each Property constitutes a separate tax lot or lots for conveyance and real estate tax assessment purposes.

(aa) Evidence of Payment. Evidence of payment of all taxes, assessments and impact fees applicable to each Property in form satisfactory to the Lender, in Lender's sole discretion.

(bb) Additional Matters. Such other certificates, reports on the condition of each Property, policies, forms of evidence or other materials, opinions, documents and instruments relating to the Loan or the Loan Parties and the Property Owners as may have been requested by Lender. All corporate and other documents and all legal matters in connection with the Loan shall be reasonably satisfactory, in form and substance, to Lender.

                                   SCHEDULE V

         The following covenants and agreements of the Borrower set forth in this Schedule V shall be and hereby are incorporated by reference as if fully set forth in the body of the Agreement, and shall constitute the Schedule V Covenants as defined and referred to in the Agreement:

         1. Borrower shall use commercially reasonable efforts to obtain the repayment in full of the Prime Notes as soon as possible by using commercially reasonable efforts to satisfy the relevant conditions to the earliest possible maturity of the Prime Notes that are within the control of any Borrower Group Member, and by using commercially reasonable efforts to induce Lothar to make such contributions as are necessary to fund the repayment of the Prime Notes. Upon any payment upon either of the Prime Notes, the proceeds of such payment shall be applied on the date of such payment toward the prepayment of the Loan and the Additional Fee associated with such prepayment.

         2. On or prior to December 31, 2001, Borrower shall cause the Williamsburg Cash Sweep to be irrevocably discontinued and either (a) obtain the repayment in full of the Prime Williamsburg Note and apply to the prepayment of the Loan and the Additional Fee associated with such prepayment not less than $6,500,000, or such greater amount that consisted of that portion of the repayment of the Prime Williamsburg Note which is paid from sources other than Borrower Group Members (payments by Borrower Group Members shall be made only in the form of an agreed offset, rather than a cash payment; payments on the Prime Williamsburg Note by Lothar must be at least equal to $6,500,000), or (b) cause the sale of Expanded Properties giving rise to not less than $6,500,000 in Asset Disposition Net Proceeds, which shall be applied to the prepayment of the Loan and the Additional Fee associated with such prepayment (such prepayment pursuant to either of clauses (a) or (b) above, which shall be in addition to any and all other payments and prepayments of the Loan required under the Agreement, is herein referred to as the "Paragraph 2 Prepayment"). Failure to make the Paragraph 2 Prepayment by December 31, 2001 shall not in and of itself cause an Event of Default to occur. If, however, the Paragraph 2 Prepayment shall not be made by December 31, 2001, Borrower shall pay to Lender on January 1, 2002, and on the first day of each calendar month thereafter until such time as the Paragraph 2 Prepayment is made, a monthly supplemental fee equal to $1,000,000 per month, which fee shall be in addition to any and all other fees and payments due under the Agreement or the other Loan Documents (the "Paragraph 2 Monthly Supplemental Fee"). Any failure to pay the Paragraph 2 Monthly Supplemental Fee if, as and when the same shall become due and owing shall constitute an Event of Default.

         3. On or prior to June 30, 2002, Borrower shall cause the sale of Expanded Properties giving rise to not less than $28,300,000 in Asset Disposition Net Proceeds (exclusive of any Asset Disposition Net Proceeds applied toward the Paragraph 2 Prepayment) , which shall be applied to the prepayment of the Loan and the Additional Fee associated with such prepayment (such prepayment pursuant to this Paragraph 3, which shall be in addition to any and all other payments and prepayments of the Loan required under Paragraph 2 above or otherwise under the Agreement, is herein referred to as the "Paragraph 3 Prepayment"). Failure to make the Paragraph 3 Prepayment by June 30, 2002 shall not in and of itself cause an Event of Default to occur. If, however, the Paragraph 3 Prepayment shall not be made by June 30, 2002, Borrower shall pay to Lender on July 1, 2002, and on the first day of each calendar month thereafter until such time as the Paragraph 3 Prepayment is made, a monthly supplemental fee (the "Paragraph 3 Monthly Supplemental Fee") equal to one percent (1%) of the outstanding principal balance of the Loan as of the first day of each calendar month in which such Paragraph 3 Monthly Supplemental Fee is due, which Paragraph 3 Monthly Supplemental Fee shall be in addition to any and all other fees and payments due under the Agreement or the other Loan Documents. Any failure to pay the Paragraph 3 Monthly Supplemental Fee if, as and when the same shall become due and owing shall constitute an Event of Default. The Paragraph 2 Monthly Supplemental Fee and the Paragraph 3 Monthly Supplemental Fee shall be referred to in the Agreement as the "Schedule V Fees".

                                 Schedule 12.2A

                         Senior Megadeal Property Owners


Ohio Factory Shops Partnership Coral Isle Factory Shops Limited Partnership Gulf Coast Factory Shops Limited Partnership San Marcos Factory Stores, Ltd. Triangle Factory Stores Limited Partnership Florida Keys Factory Shops Limited Partnership Gainesville Factory Shops Limited Partnership The Prime Outlets at Silverthorne Limited Partnership Kansas City Factory Shops Limited Partnership Huntley Factory Shops Limited Partnership Magnolia Bluff Factory Shops Limited Partnership Loveland Factory Shops Limited Partnership Gulfport Factory Shops Limited Partnership Castle Rock Factory Shops Partnership Grove City Factory Shops Partnership

                                 Schedule 12.2B

                              Core Property Owners

Sun Coast Factory Shops Limited Partnership Outlet Village of Hagerstown Limited Partnership Outlet Village of Lebanon Limited Partnership Prime Warehouse Row Limited Partnership Prime Northgate Plaza Limited Partnership Melrose Place, Ltd.
Buckeye Factory Shops Limited Partnership Shasta Outlet Center Limited Partnership Latham Factory Stores Limited Partnership The Prime Outlets at Calhoun Limited Partnership Carolina Factory Shops Limited Partnership The Prime Outlets at Lee Limited Partnership Prime Outlets at San Marcos II Limited Partnership Prime Bellport Land, L.L.C.

                   LOAN AGREEMENT

                   Between

                   PRIME RETAIL, L.P.,

                   as Borrower

                   and

                   FRIT PRT LENDING LLC,

                   as Lender


                   Dated: As of December 22, 2000
                                                          i
CH1  2065901v19
                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I LOAN PROVISIONS......................................................1
1.1 Capitalized  Terms.  All  capitalized  terms used herein and not  otherwise
    defined   herein   shall  have  the   meanings   set  forth  in  Exhibit  B
    hereto.....................................................................1
1.2 Accounting Principles; Subsidiaries. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), consistently applied, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.  If at any time a Loan Party has  any......1
1.2 Subsidiaries, all accounting and financial terms herein shall be deemed to include references to consolidation and consolidating principles, and covenants, representations and agreements relating to accounting and financial matters with respect to a Loan Party and its properties and activities shall be deemed to refer to such Loan Party and its consolidated Subsidiaries collectively. For purposes of Section 8.11, GAAP shall be determined on the basis of such principles in effect on the date of the most recent annual audited financial statements provided hereunder (or if prior to delivery of the first such annual audited financial statements hereunder, then on a basis consistent with the audited financial statements delivered to Lender prior to the date hereof; provided, however, that if due to a change in application of GAAP or the rules promulgated with respect thereto, the Lender shall object to determination of compliance with the financial covenants in Section 8.11 on such basis, within thirty (30) days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered as to which no such objection shall have been made..................................................................1
1.3 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean
    "to but excluding" and  the word "through" means "to and including"........2
1.4 Uniform Commercial Code Terms. Except as otherwise provided or amplified (but not limited) herein, terms used in this Agreement that are defined in
     the   Uniform    Commercial    Code   shall   have   the   same    meanings
     herein....................................................................2
1.5 General Construction;  Captions.  All
    definitions and other terms used in this Agreement and the other Loan Documents shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof," "hereto," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section or clause in this Agreement. References herein to an Exhibit, Schedule, Article, Section or clause refer to the appropriate Exhibit, Schedule, Article, Section or clause in this Agreement unless otherwise specified. The word "including" shall have the meaning represented by the phrase "including, without limitation." The captions and table of contents in this Agreement and the other Loan Documents are for convenience only, and in no way limit or amplify the provisions  hereof..........................................2
1.6 References to Documents and Laws. All defined terms and references in this Agreement or any of the other Loan Documents to any agreement, note, instrument, certificate or other document shall be deemed to refer to all
     amendments,    modifications,     renewals,    extensions,    replacements,
     restatements, substitutions and supplements thereof and to all appendices, exhibits or schedules thereto, in each case as the same may be in effect at any and all times such reference becomes operative. All references herein and in any of the other Loan Documents to any Applicable Law shall include all amendments thereof and any successor statute and regulations under any of the foregoing..........................................................2

ARTICLE II AMOUNT AND TERMS OF CREDIT..........................................2
2.1  Term Loan Commitment......................................................3
2.2 Note. The Borrower shall execute and deliver to each Lender and Assignee one or more notes to evidence the obligation of the Borrower to repay the Loan Amount together with interest thereon as described herein. The notes shall be in principal amounts aggregating to the Loan Amount, dated the Closing Date, and in the form of Exhibit E (collectively, together with any
     Amendments thereto, the "Note")...........................................3
2.3 Reliance on Notices. The Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any certificate, notice or other writing believed by the Lender to be genuine. The Lender may assume that each Person executing and delivering such certificate or other writing was duly authorized, unless the responsible individual acting thereon for the
     Lender has actual  knowledge to the contrary..............................3
2.4  Use of Proceeds. Borrower shall use the Loan Amount solely for the purposes
     and  uses  and  in  the   amounts   set  forth  in  the  Sources  and  Uses
     Statement.................................................................3
2.5  Loan Interest and Amortization............................................3
2.6 Maturity. The entire outstanding principal balance of the Note, together with accrued and unpaid interest, any Additional Fee and any other amounts due under the Note and the other Loan Documents shall be due and payable on December 31, 2003 (the "Maturity Date"), if not sooner paid in full pursuant to Section 2.7. .................................................4
2.7  Prepayments; Commitment Reductions........................................4
2.8  Interest and Applicable Margin............................................6
2.9 Payments. All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrower hereunder or under any other Loan Document shall be payable on or before 3:00 p.m., New York time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. Such payments shall be made to the Lender in funds settled through the New York Clearing House Interbank Payment System or other funds immediately available to Lender on the date such payment is due, at the Lender's office in New York City, New York or such other location in the United States specified in writing by the Lender, without set off, recoupment, counterclaims or any other deduction of any nature. Payments received after 3:00 p.m., New York time, on any Business Day shall be deemed to have been received on the following Business Day. ...........8
2.10 Application and Allocation of Payments....................................8
2.11 Loan Account and Accounting. The Lender shall maintain a loan account (the "Loan Account") on Lender's books in which Loan Account Lender will record all payments made by the Borrower, and all other debits and credits as provided in this Agreement with respect to the Loan or any of the other Obligations. All entries in the Loan Account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on the Lender's most recent printout or other written statement, shall be final, binding and conclusive upon the Borrower, absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect the Borrower's duty to pay the Obligations. Notwithstanding any provision herein contained to the contrary, the Lender may elect (which election may be revoked) to dispense with the issuance of a Note and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.......9
2.12 Taxes.....................................................................9
2.13 Capital Adequacy; Increased Costs; Illegality............................10
2.14 Fees.....................................................................11
2.15 Working Capital Reserve. Borrower shall at all times maintain a reserve account (which shall be a Sub-Account of the Operating Account) in which there shall at all times be deposited no less than $4,000,000.00 (the "Working Capital Reserve"); provided, however, that such amount may be reduced during each Fiscal Quarter by any permitted expenditures from such account, as set forth in the Approved Operating Budget, so long as the Working Capital Reserve is replenished to no less than  $4,000,000.00  within thirty (30) days following the end of such Fiscal Quarter in accordance with this Section and Section 12.3. Without Lender's prior written consent, Borrower shall not use funds held in the Working Capital Reserve for any expenses other than expenses provided for in the Approved Operating Budget. Within thirty
     (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender, specifying the application of any funds withdrawn from the Working Capital Reserve during such Fiscal Quarter. Lender shall also have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9. .........................................................12
2.16 Marketing Reserve. Borrower shall at all times maintain a reserve account with the Depository (the "Marketing Reserve Deposit Account")
     in which Borrower  shall deposit or cause to be deposited  pursuant to
     Section 12.3, all payments or other contributions by tenants and others made for the purpose of promotion or marketing for the Expanded Properties, or for any similar purpose, howsoever described in the Leases or otherwise (the "Marketing Reserve Payments"). Borrower shall at all times maintain or cause to be maintained one or more segregated accounts to hold all disbursements of funds from the Marketing Reserve
     Deposit Account (collectively, the "Marketing.......................12
2.16 Reserve Operating Account"). Borrower shall cause all Marketing Reserve Payments with respect to any Expanded Property to be used solely for marketing and promotional purposes consistent with their intended purpose as set forth in the Leases and the other Material Agreements governing the same. Within thirty (30) days of the end of each Fiscal  Quarter,  Borrower  shall provide  Lender with a detailed
     report,   together  with   receipts,   invoices  and  other   evidence
     satisfactory to Lender, specifying the application of any funds withdrawn from the Marketing Reserve Operating Account. Lender shall also have the right to audit  Borrower's  records with respect to such expenditures in accordance with the terms of Section 7.9............13
2.17 Current Trade Payables Reserve.  Borrower shall establish and maintain a reserve account with the Depository (the "Trade Payables Reserve Deposit Account") in which Borrower shall deposit or cause to be deposited on the Closing Date an amount equal to those trade payables currently outstanding and set forth in the attached Exhibit L (the "Unpaid Trade Payables"). Borrower will cause the Unpaid Trade Payables to be paid in full and satisfied within thirty (30) days after the Closing Date. Promptly upon Borrower's written request accompanied by payment information and other supporting evidence as Lender may reasonably require, and otherwise without such request by Borrower at Lender's discretion, funds in the Trade Payables Reserve Deposit Account shall be disbursed directly to the Persons owed such Unpaid Trade Payables, or, at Lender's sole option, to Borrower or by joint payment to Borrower and such Person owed the Unpaid Trade Payable, in each case for the sole purpose of paying such Person owed the Unpaid Trade Payable. Within thirty (30) days of the end of each Fiscal Quarter, Borrower shall provide Lender with a detailed report, together with receipts, invoices and other evidence satisfactory to Lender, specifying the application of any funds withdrawn from the Trade Payables Reserve Deposit Account. Lender shall also have the right to audit Borrower's records with respect to such expenditures in accordance with the terms of Section 7.9.................................13

ARTICLE III COLLATERAL AND SECURITY DOCUMENTS.................................13
3.1  Security Interest. The Loan shall be evidenced by the Note and secured
     by  the  following,   all  dated  and  delivered  as  of  the  Closing
     Date.....................................................................13
3.2  Obligations   Secured.   The  Security   Documents   and  the  grants,
     assignments, pledges, encumbrances and transfers made thereunder are given for the purpose of securing payment of the Debt and for the
     purpose     of     securing     the     following      (the     "Other
     Obligations"):...........................................................16
3.3 Advances to Protect Collateral. All insurance expenses and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including all rent payable by any Borrower Group Member to any landlord of any premises where any of the  Collateral  may be located)  and any and all Taxes shall be borne and paid by such Loan Party. The Lender may (but shall not be obligated to) make advances to preserve, protect or obtain any of the Collateral, including advances to cure defaults for which such
     Borrower  Group  Member  has  received   written  notice  and  is  not
     contesting in good faith under any of the Material Agreements or advances to pay Taxes, insurance and the like and all such advances shall become part of the Obligations owing to the Lender hereunder and all such advances to cure such defaults shall be payable to the Lender on demand,  with interest  thereon from the date of such advance until paid at the Protective Advance Default Rate. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, if (i) Borrower requires funding of payments due in respect of the Senior Loan for the Bellport I Property, and requests that Lender advance such payments to Borrower for such purpose, and (ii) Lender, while not obligated to make any such advances, elects in its sole and absolute discretion to do so, then (iii) such advances shall be treated as additional advances of principal under the Loan, shall increase the principal balance of the Loan accordingly, and shall accrue interest at the Applicable Interest Rate, rather than at the
     Protective Advance Default Rate..........................................17
3.4  Benefit of the Liens.  All Liens  contemplated  hereby or by the other
     Loan Documents shall be for the benefit of the Lender, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms provided herein.. .................................................17

ARTICLE IV CONDITIONS PRECEDENT...............................................17
4.1  Loan Documents.  Lender shall have received:.............................18
4.2  Other Closing Requirements...............................................18
4.3 Additional Deliveries. Lender shall have received, reviewed and approved the items listed on Schedule II attached hereto, each in form and substance satisfactory to Lender (the "Required Items")..............21
4.4  Intentionally Omitted....................................................21
4.5  Details,  Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other  Loan  Documents  shall be  reasonably  satisfactory  to the
     Lender  and the  Lender  shall  have  received  all  such  counterpart
     originals  or  certified  or  other  copies  of  such   documents  and
     proceedings  in  connection  with  such  transactions,   in  form  and
     substance  reasonably  satisfactory  to the Lender,  as the Lender may from time to time request................................................21

ARTICLE V REPRESENTATIONS AND WARRANTIES......................................21
5.1  Organization and Qualification...........................................21
5.2  Authority  and  Authorization.  Each  Borrower  Group  Member  has all
     requisite right, power, authority and legal right to carry on its business, to own or lease its properties and to execute and deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party, in the case of the Borrower to request the borrowings provided for herein, and to execute and deliver and to perform its obligations under the other Loan Documents to which it is a party. Each Borrower Group Member's execution, delivery and performance of the Loan Documents to which it is a party have been duly  and  validly  authorized  by all  necessary  corporate  or other proceedings on the part of such Borrower Group Member....................22
5.3 Execution and Binding Effect. This Agreement and all other Loan Documents have been or, when executed and delivered, will be duly and validly executed and delivered by each Borrower Group Member a party
     thereto,  and  constitute  or,  when  executed  and  delivered,   will
     constitute, the legal, valid and binding obligations of such Borrower Group Member enforceable in accordance with their respective terms,
     except  as  such   enforceability   may  be  limited  by   bankruptcy,
     insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights generally and by general principles of equity...................................................................22
5.4  Governmental  Authorizations.  Except for the consents  identified  on
     Schedule 5.4 (the "Required Consents"), no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Person or any Governmental Authority (other than the filing of financing statements and continuation statements) is or will be necessary in connection with the execution and delivery of this Agreement or any other Loan Documents by each Borrower Group Member a party thereto, consummation by each Borrower Group Member a party thereto of the transactions herein or therein contemplated, including the Borrower's obtaining the Loan, the Guarantors' guaranty of the Obligations and the Borrower Group Members' granting security for the Obligations, performance of or compliance by each Borrower Group Member a party thereto with the terms and conditions hereof or thereof or the
     legality,      validity     and      enforceability      hereof     or
     thereof..................................................................22
5.5 Agreements and Other Documents. As of the Closing Date, each Loan Party has provided, or has caused each Property Owner to provide, to the Lender, accurate and complete copies of all of the following agreements or documents to which.......................................................22
5.5 such Loan Party or any such Property Owner (and, with respect to the representations in clauses (b), (d),(e), (g) and (h) below, any other Borrower Group Member) is subject and each of which is listed on Schedule 5.5: (a) all Major Leases; (b) all Management Agreements and Brokerage Agreements; (c) all Permits which are occupancy permits or municipal assistant program permits held by such Loan Party or Property Owner; (d) all Senior Loan Documents; (e) all instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of any Borrower Group Members; (f) all Organizational Documents of the Loan Parties and the Property Owners; (g) all Unsecured Loan Documents; and (h) all contracts or options to sell all or any part of any of the Expanded Properties. All such agreements are in full force and effect and are not subject to termination because of default by a Loan Party or a Property Owner or, to the best knowledge of each Loan Party, otherwise. Except as set forth on Schedule 5.5, no contract to which any Loan Party is a party contains any provision which provides that a change of control of any Loan Party constitutes an unauthorized assignment thereof or gives the other party a right of termination or other right....................................................................23
5.6 Absence of Conflicts. The execution and delivery of this Agreement and the other Loan Documents, the consummation of the transactions herein or therein contemplated and the performance of or compliance with the terms and conditions hereof or thereof by each Loan Party a party thereto or by the Borrower Group Members bound hereby or thereby will not (a) violate any Applicable Law; (b) conflict with or result in a breach of or a default under the Organizational Documents of any Borrower Group Member or any Material Agreement or instrument to which any Borrower Group Member is a party or by which such Borrower Group Member or their respective properties are bound; (c) result in the creation or imposition of any Lien upon any material property (now owned or hereafter acquired) of such Borrower Group Member except as otherwise contemplated by this Agreement and the other Loan Documents; or (d) require any consent or approval other than those already obtained.........................................................23
5.7 No Restrictions. No Borrower Group Member is a party or subject to (i) any restriction in its Organizational Documents that adversely affects its business or the use or ownership of any of its properties or operation of its business as contemplated in the Business Plan or (ii) any contract, agreement or restriction that materially and adversely effects its business or the use or ownership of any of its properties or operation of its business as contemplated in the Business Plan. No Loan Party or Property Owner is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than certain of the Organizational Documents and the Senior Loan Documents, none of which prohibits any Loan Party's execution or performance of its obligations under this Agreement or other Loan Documents, the Borrower's obtaining the Loan, the Guarantor's guaranty of the Obligations and the Loan Parties' providing security for the Obligations as provided herein. No Borrower Group Member has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien that is not a
     Permitted Lien...........................................................23
5.8 Financial Statements; Business Plan. The Borrower has furnished to the Lender the most recent annual and quarterly financial statements of Holdings, certified by a Chief Financial Officer of Holdings, and of those Loan Parties described on Schedule 5.8, all as described on such Schedule
     5.8. Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of such entities on a consolidated and consolidating basis as of the end of such fiscal period and the results of their operations and the changes in their financial position for the fiscal period then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal period, except (i) as disclosed therein and (ii) subject, in the case of unaudited financial statements, to the absence of footnotes and customary year-end audit adjustments. As of the Closing Date, no Borrower Group Member has any obligation or liability (absolute, contingent, liquidated or unliquidated) of a nature required to be reflected on a balance sheet prepared in conformity with GAAP, except Trade Payables constituting Permitted Debt or those reflected in the financial statements described on
     Schedule 5.8. Since the Closing Date, no Borrower Group Member has incurred any such obligation or liability except to the extent permitted by this Agreement. The Projections delivered by the Borrower to the Lender, as part of the Business Plan, as described on Schedule 5.8, a copy of which has been delivered prior to the Closing Date, were prepared in good faith, based on reasonable assumptions (as of the Closing Date in the case of Projections delivered on the Closing Date, and as of the date delivered, in the case of all other Projections).......................................24
5.9 Financial Accounting Practices. Each Borrower Group Member has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect in all material respects its respective transactions and dispositions of its assets. Each Borrower Group Member maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences..............................................................24
5.10 Deposit and Disbursement Accounts. Schedule 5.10 lists all banks and other financial institutions at which any Borrower Group Member maintains deposits and/or other accounts as of the Closing Date, including any disbursement accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account and the complete account number..................................................24
5.11 Insurance. Borrower has obtained, or has caused to be obtained, Policies satisfying the insurance coverages, amounts and other requirements set forth in this Agreement. In addition, Borrower has obtained, or caused to be obtained, Policies satisfying the insurance coverages, amounts and other requirements set forth in the Senior Loan Documents. All premiums on such Policies required to be paid as of the Closing Date have been paid for the current policy period. Neither Borrower, nor to
     Borrower's...............................................................24
5.11 knowledge,  any other Person,  has done, by act or omission  anything which would impair the coverage of any such Policy.............................25
5.12 Accurate and Complete Disclosure. No representation or warranty made by or on behalf of any Loan Party or Expanded Property Owner in this Agreement or any other Loan Document and no statement made by or on behalf of any Loan Party or Expanded Property Owner in any financial statement, certificate, report, exhibit or document furnished by such Loan Party or Expanded Property Owner to the Lender pursuant to or in connection with this
     Agreement contains as of the date of such representation, warranty, statement, certificate, report, exhibit or document any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There are no facts known (or which should upon the exercise of reasonable diligence be known) to any Loan Party or Expanded Property Owner that, individually or in the aggregate, would have any reasonable likelihood of resulting in or causing a Material Adverse Change which have not been set forth in the financial statements referred to in Section 5.8 or otherwise disclosed in writing to the Lender prior to the Closing Date.....................................25
5.13 No Event of Default; Compliance with Material Agreements. No event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default. No Loan Party or Expanded Property Owner is in violation, in any material respect, of any term of any Material Agreement or instrument to which it is a party or by which it or its properties are bound except as set forth on Schedule 4.2(k)..............25
5.14 Labor Matters. (a) No strikes or other material labor disputes against any Loan Party or Expanded Property Owner are pending or, to any Loan Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Loan Party or Expanded Property Owner comply in all material respects with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matter; (c) all material payments due from any Loan Party or Expanded Property Owner for employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party or Expanded Property Owner; (d) except as set forth in Schedule 5.14(d), no Loan Party or Expanded Property Owner is a party to or bound by any collective bargaining agreement, management agreement, consulting agreement or any employment agreement (and true and complete copies of any agreements described on Schedule 5.14(d) have been delivered to the Lender); (e) there is no organizing activity involving any Loan Party or Expanded Property Owner pending or, to any Loan Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Loan Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or Expanded Property Owner has made a pending demand for recognition; (g) except as set forth in
     Schedule 5.14(g), there are no complaints or charges against any Loan Party or Expanded Property Owner pending or, to any Loan Party's knowledge, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party or Expanded Property Owner of any individual which, if adversely determined, could reasonably be expected to cause a Material Adverse
     Effect;..................................................................25
5.14 and (h) except as set forth on Schedule 5.14(h) at December 1, 2000, the Loan Parties (other than Holdings and Borrower) and the Expanded Property
     Owners have no employees.................................................26
5.15 Litigation. Except as set forth in Schedule 5.15, there is no action, suit or proceeding by or before any Governmental Authority or arbitration that is pending, or to the knowledge of any Loan Party is threatened, against or affecting (i) any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (ii) any Borrower Group Members or any of their respective properties (including the Expanded Properties), rights or licenses..............................................................26
5.16 Rights to Property. The Expanded Property Owners have title in fee simple to, or a valid leasehold interest in, all of the Expanded Properties, and good title to, or a valid leasehold interest in, all their other properties purported to be owned by them and all properties reflected in the most recent balance sheet referred to in Section 5.8 (except as sold or otherwise disposed of in the ordinary course of business or as no longer used or useful in the conduct of the business) free and clear of all Liens except Permitted Liens. Schedule 5.16 lists or describes all real property other than that set forth on Exhibit A owned or leased by each Borrower Group Member. The Permitted Liens do not materially and adversely affect the value of any of the Expanded Properties, the use of the Expanded Properties for the use being made thereof as of the date of this Agreement, the operation of the Expanded Properties or the Borrower's ability to repay the Loan in full.........................................................26
5.17 Taxes. Each Loan Party's and Property Owner's federal tax identification number is set forth on Schedule 5.17. All federal, state, local and foreign tax returns, reports and statements required to be filed by each Loan Party and Expanded Property Owner have been properly prepared, executed, and filed with the appropriate governmental agencies in all jurisdictions in which tax returns are required to be filed, and all Taxes upon such Loan Party or Expanded Property Owner or upon any of their respective properties (including the Expanded Properties), incomes, sales or franchises which are shown to be due and payable on such Tax returns have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, other than Taxes or assessments the validity or amount of which such Loan Party or Expanded Property Owner is contesting in good faith in accordance with the standards set forth in
     Section 7.11. Proper and accurate amounts have been withheld by each Loan Party and Expanded Property Owner from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective
     Governmental Authorities.................................................26
5.18 No Material Adverse Change. Except as set forth in Schedule 5.18, since December 31, 1999 there has been no Material Adverse
     Change...................................................................26
5.19 Solvency. Both before and after giving effect to (a) the Loan to be made or extended on the Closing Date, (b) the disbursement of the proceeds of such
     Loan and.................................................................26
5.19 (c) the payment and accrual of all transaction costs in connection with the foregoing, each of the Loan Parties and the Expanded Property Owners and the Loan Parties and the Expanded Property Owners, taken as a whole, are
     Solvent..................................................................27
5.20 No Bankruptcy Filing. Except as listed on Schedule 5.20, no Borrower Group Member is a debtor in any outstanding action or proceeding pursuant to any Bankruptcy Law. Except as listed on Schedule 5.20, or as set forth in
     Schedule 10.5 (but only upon satisfaction of the Section 10.5 Conditions), no Borrower Group Member is contemplating either the filing of a petition by it under any Bankruptcy Law or the liquidation of all or a major portion of its assets or property. No Loan Party has any knowledge of any Person contemplating the filing of any such petition against any Borrower Group Member. No Loan Party has any knowledge of any tenant contemplating the filing of a petition by it under any Bankruptcy Law or the liquidation of all or a major portion of its assets or property. The entering into the Loan Documents to which any Loan Party or Expanded Property Owner is a party does not constitute a fraudulent conveyance by any Person, and, except as listed on Schedule 5.20, no petition in bankruptcy has been filed by or against any Borrower Group Member in the last seven (7) years (and, except as listed on Schedule 5.20, no Borrower Group Member or any principal, any general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any applicable Bankruptcy Laws). No Loan Party or Expanded Property Owner has entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and each Loan Party and Expanded Property Owner has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents and Senior Loan Documents, the fair saleable value of each Loan Party's assets exceeds and will, immediately following the execution and delivery of the Loan Documents and the Senior Loan Documents, exceed such Loan Party's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of each Loan Party's assets is and will immediately following the execution and delivery of the Loan Documents and Senior Loan Documents, be greater than such Loan Party's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Each Loan Party's assets do not and, immediately following the execution and delivery of the Loan Documents and the Senior Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Loan Party intends or believes that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of its obligations).............................................................27
5.21 Trade Relations. There exists no actual or, to the knowledge of any Loan Party or Expanded Property Owner, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Loan Party or Expanded Property Owner and any customer or supplier that would prevent the Loan Parties or Expanded Property Owners from conducting their business after the consummation of the financing contemplated by this Agreement in substantially the same manner as is contemplated in the Business Plan........................................27
5.22 No Brokerage Fees. Except as set forth on Schedule 15.21, no Loan Party has agreed to pay any brokerage or other fee, commission or compensation to any Person in connection with the Loan to be made hereunder except the fees as contemplated herein......................................................28
5.23 Margin Stock; Regulation U. No Loan Party or Expanded Property Owner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations T, U, and X of the Federal Reserve System. The making of the Advances and the use of the proceeds thereof will not violate Regulations T, U or X of the Board of Governors of the Federal
     Reserve System...........................................................28
5.24 Investment Company; Public Utility Holding Company. No Loan Party or Expanded Property Owner is an "investment company" or a "company controlled by an investment company" or an "affiliated person" or "promoter" or "principal underwriter" for, an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as
     amended..................................................................28
5.25 Personal Holding Company. No Loan Party or Expanded Property Owner is a "personal holding company" as defined in Section 542 of the
     Code.....................................................................28
5.26 Foreign Person. No Loan Party or Expanded Property Owner is a "foreign person" within the meaning ofss. 1445(f)(3) of the Internal Revenue
     Code.....................................................................28
5.27 Securities Act, Etc. The issuance, offer and sale of (i) the Note to the Lender (ii) the Warrant to the Lender and (iii) the shares of Common Stock issuable upon exercise of the Warrant to the holder thereof are not required to be registered under the Securities Act or under the securities laws of any state; provided, that the foregoing representation is predicated upon the assumption that the Lender is not acquiring the Note, the Warrant or such shares of Common Stock with a view to the "distribution" (as such term is used in the Securities Act) of any part
     thereof   which   would   result   in  a   violation   of  the   Securities
     Act......................................................................28
5.28 ERISA....................................................................28
5.29 Intellectual Property. Each Loan Party and Expanded Property Owner owns or possesses the right to use all patents, trademarks, service marks, trade names, copyrights, know-how, franchises, software and software licenses (collectively, the "Intellectual Property") necessary and material for the operation of its business. All such material rights are described on
     Schedule 5.29. No material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity of any Intellectual Property (nor does any Loan Party or Expanded Property Owner know of any valid basis for such claim) and (b) the use of Intellectual Property by the Loan Parties and the Expanded Property Owners does not infringe on the rights of, and no Intellectual Property of the Loan Parties or the Expanded Property Owners is being infringed upon by, any Person in any material respect...................................30
5.30 Environmental  Matters.  Except  as  set  forth  in  Schedule  5.30  or the
     Environmental Reports, to the best knowledge of each of the Loan Parties and the Expanded Property Owners, each Loan Party and Expanded Property Owner is in compliance with all Environmental Requirements applicable to such Loan Party or Expanded Property Owner or its business or to the real or personal property owned, leased or operated by such Loan Party or Expanded Property Owner (including the Expanded Properties). No Loan Party or Expanded Property Owner has received notice of, or has knowledge of, any material violation or alleged violation, or any material liability or asserted liability, under any Environmental Requirements, with respect to such Loan Party or Expanded Property Owner or its business or its premises. Except as disclosed in the Environmental Reports, no Hazardous Material is currently located at, on, in, under or about any Expanded Property or Improvements. The only premises presently occupied by any Loan Party or Expanded Property Owner are the Expanded Properties and office spaces in commercial office buildings. Schedule 5.30 lists all the Environmental
     Reports..................................................................30
5.31 Security Interests. The provisions of the Security Documents are effective to create in favor of the Lender a legal, valid and enforceable Lien on or security interest in all of the Collateral, and, when the recordings and filings described on Schedule 5.31 have been effected in the public offices listed on Schedule 5.31, the Pledge Agreements will create a perfected first priority security interest in all right, title, estate and interest of each Borrower Group Member party thereto in the Collateral which may be perfected by filing, subject to no Liens. The recordings, filings and actions shown on Schedule 5.31 are all the actions necessary in order to establish, protect and perfect the interest of the Lender in the
     Collateral. Other than the Financing Statements and any UCC-1 financing statements made by the Senior Loan Obligors in favor of the Senior Lenders, no Loan Party or Expanded Property Owner has executed any UCC-1 financing statements in favor of any other Person..................................30
5.32 Place of Business. The chief executive office of each Loan Party and Expanded Property Owner is identified on Schedule 5.32. Each Loan Party's and Expanded Property Owner's place of business in the state(s) where a
     Property is located is identified on Schedule 5.32. Each Loan Party's records concerning the Collateral, and each Expanded Property Owner's records  concerning  its  Property,  are  kept  at  one  or  all  of  these addresses................................................................30
5.33 Location  of  Collateral.  The  Collateral  is (a)  currently  kept  at the locations identified by Loan Party and type of Collateral on Schedule 5.33(a), and (b) will be kept at the locations identified by the Loan Party and type of Collateral on Schedule 5.33(b)...............................31
5.34 No Defaults Under Material Agreements. Except as listed on Schedule 4.2(k), with respect to each Material Agreement, no material default by any Loan Party or Expanded Property Owner or event which with the giving of notice or the passage of time would be a material default has occurred and, to the knowledge of the Loan Parties and the Expanded Property Owners, the other party or parties thereto are not in material default thereunder, and each Loan Party and Expanded Property Owner, as applicable, has fully and timely performed all its material obligations thereunder. The right, title and interest of such Loan Party or Expanded Property Owner thereunder is not subject to any set off or counterclaim or, to the best knowledge of the Loan Parties and the Expanded Property Owners, any defense or claim, and none of the foregoing have been asserted or alleged against such Loan Party or Expanded Property Owner. The amount represented by each Loan Party, on behalf of itself and on behalf of the Expanded Property Owners, to the Lender, from time to time as owing with respect to any Material Agreement will at such time be the correct amount in all material respects actually owing by such account debtors thereunder.................................31
5.35 Corporate Structure. The Borrower is a Subsidiary of Holdings. The Guarantors, other than Holdings, are wholly-owned, directly or indirectly, by the Borrower or Holdings, or by one or more other Guarantors. Except as set forth in Schedule 5.35, none of the Loan Parties nor any Subsidiary thereof has issued any securities convertible into shares of its equity to any Person, and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries owned by the Loan Parties are so owned free and clear of all Liens, warrants, options or rights of others of any kind.....................................................................31
5.36 Assumed Names. Except as set forth on Schedule 5.36, no Loan Party or Expanded Property Owner conducts business under any assumed names or trade names, or has conducted business under any other names, or any assumed names or trade names, at any time prior to the Closing
     Date.....................................................................31
5.37 Transactions with Affiliates. No Affiliate and no officer or director of any Loan Party or Expanded Property Owner or any individual related by blood, marriage, adoption or otherwise to any such Affiliate, officer or director, or any Person in which any such Affiliate, officer, director or individual related thereto owns any material beneficial interest, is a party to any agreement, contract, commitment or transaction with any Loan Party or Expanded Property Owner or has any interest in any property used by any Loan Party or Expanded Property Owner, except as set forth on
     Schedule 5.37 or Schedule 5.47...........................................31
5.38 Other Indebtedness. Other than the Loan and the Permitted Debt, no Borrower
     Group Member has outstanding Indebtedness................................31
5.39 Leases; Management Agreements............................................31
5.40 Security Deposits. Each Loan Party and each Expanded Property Owner is in compliance in all material respects with all Legal Requirements with respect to the Security Deposits.........................................33
5.41 No Receipt of Loan Proceeds. All of the Senior Loan proceeds that have been advanced to each Senior Loan Obligor have been used solely for the purposes provided in the Senior Loan Documents..33 5.42 Violations of Law. No Loan Party or Expanded Property Owner has knowledge of any notices of violations of any Applicable Law in effect as of the Closing Date by any Loan Party or Expanded Property Owner, or affecting or pertaining to any of the
     Properties or other Expanded Properties..................................33
5.43 No Event of Default. No Event of Default has occurred or will occur immediately following the making of the Loan, and no Default presently exists or will exist immediately following the making of the Loan, and there is no default or event of acceleration under any of the Senior Loan Documents which has not been cured or irrevocably waived in writing and no Loan Party has actual knowledge of any default or any event or circumstance which with the giving of notice or the passage of time, or both, would constitute a default under any Senior Loan Documents except as noted on
     Schedule 5.43............................................................33
5.44 No Set-Off. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by any Borrower Group Member, including the defense of usury, nor would the exercise of any of the terms of the Security Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and no Borrower Group Member has asserted any right of rescission, set-off, counterclaim or defens with respect thereto..................................................................33
5.45 Intentionally Omitted................................. ..................33
5.46 Representations and Warranties with Respect to the Expanded Properties...33
5.47 Affiliate Agreements. The Loan Parties and Expanded Property Owners have not entered into and will not enter into any Affiliate Agreements (hereinafter defined) without the prior written consent of Lender and in any event upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such Affiliate. Except as set forth on Schedule 5.47, no Loan Party or Expanded Property Owner has entered into any Affiliate Agreements, and Schedule 5.47 sets forth all fees, compensation and any other remuneration payable to each Loan Party and
     Expanded    Property    Owner   on   account   of   any   such    Affiliate
     Agreements...............................................................36
5.48 Survival of Representations. Each Loan Party agrees that all of the representations and warranties made by any of the Loan Parties set forth in this Article V or elsewhere in the Loan Documents shall survive for so long as any amount remains owing to Lender under the Loan Documents by any Loan
     Party....................................................................36
5.49 Senior  Loan  Documents.  All of the Senior  Loan  Documents  are listed in
     Schedule 5.49. Except as set forth in Schedule 5.49, there have been no modifications of the Senior Loan Documents evidencing or securing the Senior Loans, and there are no other agreements of any kind between the Loan Parties and the Senior Lenders or any other Person or entity with respect to the Senior Loans except as set forth in Schedule 5.49. Borrower represents and warrants to Lender the truth and accuracy of all of the representations and warranties contained in the Senior Loan Documents, and such representations and warranties are hereby expressly incorporated by reference as if fully setforth herein....................................36
5.50 Purchase Contracts. Other than the Silverthorne Contract and the Purchase Agreements, no Borrower Group Member is party to any binding agreement to sell any of the Expanded Properties or such Borrower Group Member's interest therein, excepting such agreements as may be cancelled or terminated by the Borrower Group Member without penalty or fee......................................................................36
5.51 Unencumbered  Assets.  Except as set forth in Schedule  5.51, no Loan Party owns(directly or indirectly) any interest in any Unencumbered Assets.....36
5.52 Status. Except as disclosed in Schedule 5.52, Holdings is a corporation listed and in good standing on the New York Stock Exchange and is currently qualified as a real estate investment trust under the Code...............36
5.53 Filing and Recording Taxes. All transfer taxes, recording taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes or recording taxes, charges or fees or similar charges required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the making of the Loan or the transactions contemplated by this Agreement have been paid. All mortgage, mortgage recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including the Security Documents, have been paid...........................................................37
5.54 Representations and Warranties of Holdings. Each of the representations and warranties made by any Loan Party with respect to any Borrower Group Member shall be deemed to have been made by Borrower and by Holdings with respect to each Borrower Group Member, to the same extent such representation and warranty is made by the Loan Party.......................................37
5.55 Acquisition Documents. Borrower has delivered to Lender true and complete copies of all Material Agreements under which any Borrower Group Member has remaining rights or obligations in respect to the acquisition of any property, together with a true and complete copy of the related purchase agreement and signed closing statement/settlement sheets. Except as set forth on Schedule 5.55, to Borrower's knowledge, each seller under such purchase agreements has complied with all of its covenants and obligations under the purchase agreement, and Borrower Group Member has not waived any rights or remedies against the seller or any other party except as previously disclosed to Lender in writing, and expressly approved by Lender in writing...............................................................37
5.56 Additional Pledges. The Borrower Group Members have no right to pledge or encumber any other assets owned or held by such Borrower Group Members (other than the Collateral) because such Borrower Group Members are
     prohibited   from  pledging  or  encumbering  any  assets  other  than  the
     Collateral   by   the   terms   and   provisions   of   the   Senior   Loan
     Documents................................................................37
5.57 No Plan Assets. No Loan Party is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISAwhich is subject to ERISA, (ii) a plan as defined in Section 4975(e)(1) of the Code which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA of Section 4975 of the Code.....................................37
5.58 Governmental Plan. No Loan Party is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with such Loan Party are not and will not be subject to state statutes applicable to such Loan Party regulating investments of and fiduciary obligations with obligations with respect to governmental plans...........................37
5.59 Capitalization...........................................................37
5.60 Valid Issuance of Warrant and Warrant Shares.............................38

ARTICLE VI FINANCIAL STATEMENTS AND INFORMATION...............................39
6.1 Monthly Financial Statements. Within 20 days after the end of each of the first two fiscal months of each Fiscal Quarter, (i) a copy of the unaudited consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal month, accompanied by related consolidated (as applicable) statements of income and retained earnings for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month and accompanied by a certificate of the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position, the
     consolidated   results  of  operations  and  the  changes  in  consolidated financial  position of  Holdings  and its  Subsidiaries  (subject to normal year-end audit adjustments and the absence of footnotes).................39
6.2 Quarterly Financial Statements. Within 30 days after the end of each Fiscal Quarter, (i) a copy of the unaudited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of the close of such Fiscal Quarter and the related consolidated and consolidating statements of income and changes in financial position for that portion of the current year,
     (ii) a copy of the unaudited consolidated and consolidating statements of income of Holdings and its Subsidiaries for such quarter and (iii) a copy of the unaudited balance sheet and related statement of income for each
     Expanded  Property,   or  group  of  Expanded  Properties  for  which  such
     statements are otherwise required under such Senior Loan Documents, as at the close of such quarter and for that portion of the current year, and setting forth the corresponding budgeted figures for such fiscal quarter as set forth in the budget delivered pursuant to Section 6.6, and accompanied by a certificate of the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP (y) the consolidated and consolidating financial position, the consolidated and consolidating results of operations and the changes in consolidated and consolidating financial position of Holdings and its Subsidiaries and (z) the financial position, the results of operations and the changes in financial position of each Expanded Property, in each case as at the end of.........................................................39
6.2  such Fiscal  Quarter and for the period then ended  (subject to normal year-end audit adjustments and the absence of footnotes).................40
6.3  Annual  Financial  Statements.   Copies  of  (i)  the  annual  audited
     consolidated  and  unaudited  consolidating  financial  statements  of
     Holdings  and  its   Subsidiaries   consisting  of  consolidated   and
     consolidating   balance  sheets  and  consolidated  and  consolidating
     statements of income and retained earnings and changes in financial condition, setting forth in comparative form in each case the consolidated and consolidating figures for the previous calendar year as well as the corresponding  budgeted figures for such fiscal year as set forth in the budget  delivered  pursuant  to Section  6.6, in each case within 90 days after the close of each  calendar  year,  and (ii)
     the annual audited financial statements of each Expanded Property, or group of Expanded Properties for which such statements are otherwise required under such Senior Loan Documents, consisting of a balance sheet, statement of income and retained earnings and changes in financial condition, setting forth in comparative form the figures for the previous calendar year as well as the corresponding budgeted figures for such fiscal year as set forth in the budget delivered pursuant to Section 6.6, in each case within the earlier of 120 days after the close of each calendar year or such earlier time period as is required under the applicable  Senior Loan Documents for deliveries of financial statements to the applicable Senior Lenders. All such financial statements shall be prepared in accordance with GAAP, certified (except as to consolidating financial statements) without qualification by an Approved Accounting Firm, and accompanied by a certificate from the Chief Financial Officer of Holdings, in its capacity as the general partner of Borrower, that all such financial statements are complete and correct and present fairly in accordance with GAAP (y) the consolidated and consolidating  financial  position, the consolidated and consolidating results of operations and the changes in consolidated and consolidating financial position of Holdings and its Subsidiaries and (z) the financial position, the results of operations and the changes in financial position of each Expanded Property, in each case, as at the end of such year and for the period then ended....................................................40
6.4  Additional Information...................................................40
6.5  Compliance Certificates..................................................41
6.6 Annual Operating Budget. Borrower shall prepare and deliver to Lender, within forty-five (45) days prior to the beginning of each calendar
     year,  an  annual   expenditure   budget  for  (A)  Holdings  and  its
     Subsidiaries, (B) Borrower and its Subsidiaries and (C) each Expanded Property, and in each case showing, on a month-by-month basis, in reasonable detail (i) each line item of anticipated income and operating expenses, including amounts required to establish, maintain, and/or increase reserves, and (ii) each line item of anticipated Capital Expenditures ("Operating Budget"). The Operating Budget shall also include a business plan ("Business Plan") for Holdings' and its Subsidiaries' proposed operations during the forthcoming calendar year. The Operating Budget shall be prepared and submitted in a form reasonably acceptable to Lender and shall set forth in reasonable detail budgeted capital, operating and other expenses, including without limitation the salaries and potential bonuses and other compensation of directors, officers and employees of Holdings and its Subsidiaries. The Operating Budget through December 31, 2001 is attached hereto as Exhibit G. Lender shall have the right to approve each Operating Budget in Lender's sole and absolute discretion. In the event that Lender objects to the proposed Operating Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) Business Days after receipt thereof (and deliver to
     Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise such Operating Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Operating Budget, in Lender's sole and absolute discretion, within ten (10) Business Days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objection) and Borrower shall promptly revise the same in accordance with the process described in this sentence until Lender approves an Operating Budget, in Lender's sole and absolute discretion. Each such Operating Budget approved by Lender in accordance with terms hereof shall hereinafter be referred to as an "Approved Operating Budget."........................42
6.7  Other Deliveries.........................................................43
6.8 Notices: Borrower shall, immediately upon receiving written notice or obtaining actual knowledge of the same, and in all events promptly, provide to Lender written notice of any of the following:................43
6.9 Communication with Accountants. Each Loan Party authorizes Lender to communicate directly with its independent certified public accountants and  authorizes  those  accountants  to disclose to Lender any and all financial statements and other...........................................43
6.9 supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Loan Party and any Borrower Group Member. Promptly upon request of Lender, each Loan Party shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.9.......................................44

ARTICLE VII AFFIRMATIVE COVENANTS.............................................44
7.1  Payment  of the Debt.  Borrower  will pay the Debt at the times and in the manner provided in the Note and the other Loan Documents........44
7.2  Insurance................................................................44
7.3  Casualty; Condemnation and Application of Proceeds.......................48
7.4  Real Property Taxes......................................................52
7.5  Leases and Revenues......................................................54
7.6 Maintenance of Properties. Borrower shall, or shall cause the Expanded Property Owners to, maintain the Expanded Properties in a good and safe condition and repair. The Improvements, materials, equipment, furniture, fixtures and other articles of personal property located therein and thereon not owned by lessees under Leases (the "Personal Property") shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the
     prior  written   consent  of  Lender,   which  consent  shall  not  be
     unreasonably withheld. Borrower shall not, nor shall it permit any Expanded Property Owner to, initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Expanded Properties or any part thereof without the prior written consent of Lender, which consent shall not be unreasonably  withheld.  If under applicable  zoning provisions the use of all or any portion of any Expanded  Property is or shall become a nonconforming use, Borrower will not, nor will it allow any Expanded Property Owner to intentionally or knowingly cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender, which consent shall not be unreasonably withheld.................................................................56
7.7 Waste. Borrower shall not, nor shall it permit any Expanded Property Owner to, (a) commit or suffer any waste of the Expanded Properties,
     (b) make or permit to be made any change in the use of the Expanded Properties which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Expanded Properties, or (c) take or cause to be taken any action that might invalidate or give cause for cancellation of any Policy..................56
7.8  Compliance With Laws.....................................................56
7.9  Books and Records........................................................57
7.10 Change in Fiscal Year. Borrower shall, and shall cause each Loan Party and Property Owner to, maintain December 31 as its fiscal year end.......58
7.11 Payment of Taxes, Charges, Claims and Current Liabilities. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, pay or discharge:........................................................58
7.12 Performance of Other Agreements.  Borrower shall, and shall cause each
     Loan Party and Expanded  Property  Owner to,  observe and perform each and every term to be observed or performed by such Person  pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Expanded Properties (including, without limitation, the Material Agreements),  and any Amendments thereto, or given by any
     Loan Party or  Expanded  Property  Owner to Lender for the  purpose of further securing any Obligation..........................................59
7.13 Right of Entry. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, provide to Lender and its agents access to their respective executive or other offices or any part thereof or any Expanded Property for the purpose of making inspections at all reasonable times, including, without limitation, for the purpose of curing any default that occurs or that is asserted by any Senior
     Lender under the Senior Loan Documents...................................59
7.14 Existence; Compliance with Legal Requirements. Borrower shall, and shall cause each Loan Party and Expanded Property Owner to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and qualifications, and material rights, licenses, permits and franchises and comply in all material respects with all requirements of Governmental Authorities applicable to it.  Borrower shall,  and shall cause each Expanded  Property Owner to, at all times maintain, preserve and protect all franchises and trade names and preserve all of their respective property used or useful in the conduct of its respective business. Borrower shall cause each Expanded  Property  Owner to qualify to do business and remain in good standing under the laws of the state in which the applicable Expanded Property is located and in each jurisdiction as and to the extent the same is required for the ownership, maintenance, management and operation of the applicable Expanded Property........................59
7.15 Title to Property. Borrower shall, and shall cause each Expanded Property Owner to, (i) warrant and defend (A) the title to the Collateral and every part thereof, and (B) the validity and priority of the liens of the Pledge Agreements against the claims of all persons and entities whatsoever and (ii) warrant and defend the title of the Expanded  Property Owners to the Expanded  Properties and every part thereof,  other than as set forth on Schedule 10.5 (but then only
     if  the  Section  10.5  Conditions  are  satisfied).   Borrower  shall
     reimburse Lender for any losses, costs, damages or expenses (including Professional Fees) incurred by Lender if an interest in any Expanded Property or the Collateral, other than as permitted hereunder, is claimed by another Person................................................60
7.16 ERISA....................................................................60
7.17 Environmental Matters....................................................61
7.18 Subdivision Maps. Prior to recording any final map, plat, parcel map, condominium plats, lot line adjustment or other subdivision map of any kind covering any portion of any Expanded Property (collectively, "Subdivision Map"), Borrower shall, or shall cause the relevant Expanded Property Owner to, submit such Subdivision Map to Lender for Lender's review and approval, which approval shall not be unreasonably withheld.................................................................62
7.19 Pledge of all Assets.  Subject to terms of the Senior Loan  Documents, it is the intention of the Loan Parties and the Expanded Property Owners and Lender that all properties, rights and assets of the Loan Parties and the Expanded Property Owners, whether real or personal, tangible or intangible, or otherwise shall at all times be pledged to Lender as "Collateral" and as security for the Loan, except to the extent prohibited by Material Agreements in effect on the Closing Date and which have been disclosed in writing to Lender (the "Effective Material Agreements"). Accordingly, to the extent any Loan Party or Expanded Property Owner acquires any properties, rights or assets at any time after the Closing Date for which a Lien in favor of Lender is not prohibited by the Effective Material Agreements or if the Effective Material Agreements at any time cease to prohibit such Lien, then Borrower shall  immediately (i) notify Lender thereof in writing, and (ii) pledge or cause the same to be pledged to Lender as additional "Collateral" and as security for the Debt pursuant to mortgages, deeds of trust, pledge agreements or other documents
     acceptable  to  Lender.   Furthermore,   Borrower  covenants  to  work
     diligently to obtaining the consent necessary from Lumbermens and KILICO, respectively, in order to pledge the equity interests held by Prime Warehouse Row Limited Partnership in Warehouse Row, Ltd. and Market Street, Ltd., respectively, to Lender within six months from the date hereof..........................................................63
7.20 Refinancing of Senior Loan Documents. The Loan Parties shall use their commercially reasonable efforts in connection with any refinancing of any Senior Loans to obtain Amendments to the Senior Loan Documents to permit the Expanded Property Owners to become "Loan Parties" and grant a pledge of the direct or indirect equity interests of the Borrower
     Group Members in the relevant Expanded Property Owner; provided (A) that, other than the Silverthorne/Lebanon Transaction, any such refinancing shall be subject to Lender's prior written approval, such approval not to be unreasonably withheld if such refinancing (i) is for no more than the
     then-outstanding   principal   balance  of  the refinanced  loan plus
     reasonable refinancing costs approved by Lender in its reasonable discretion, or, if more, the proceeds of such refinancing in excess of the principal balance being refinanced (and such reasonable refinancing costs approved by Lender) are applied to amortize the principal balance of the Loan and to pay the Additional Fee associated
     with any such amortization (proceeds  of  refinancings  shall   under   no
     circumstance  be applied to the  payment of the  Minimum  Monthly
     Amortization  Amount  or to any  amortization  payments required under the
     Schedule V Covenants or under Section 2.7(b)(i), (ii) or (iv)), (ii) is for an interest rate that does not exceed the greater of LIBOR plus 3.5% per annum or 10% per annum, (iii) is otherwise on commercially reasonable terms for first mortgages as reasonably determined by Lender, and (iv) allows a pledge in favor of Lender of 49% of the equity interests in the applicable Senior Loan Obligor (which need not include managing interests if the holder of the Senior Loan does not allow such pledge of
     managing   interests); and further provided, (B) that the obligations of the Loan Parties under this Section 7.20 as they relate to any refinancing of the Senior Loans applicable to any of the Lothar Properties, Fru-Con Properties and Bellport II & III Property, shall be limited to matters within the control of the Borrower Group Members, it being acknowledged that Borrower Group Members do not own all of the equity interests in the Expanded Property Owners which own such Expanded Properties, and thus do not possess sole control over the Expanded Property Owners. Upon the consummation of any  refinancing  described in proviso (A)...............63
7.20 above and to the extent applicable (and subject to proviso (B) above),
     (a) the relevant Expanded Property Owner shall promptly provide Lender with such information or security documents regarding the relevant Expanded Property as Lender shall reasonably request, (b) the Borrower Group Member pledging an equity interest in the Expanded Property Owner shall become a Guarantor under the Loan Documents and (c) the Borrower Group Member holding the equity interests in the relevant Expanded Property Owner, direct or indirect, which has not theretofore pledged such equity interests to Lender pursuant to the Pledge Agreements shall execute an Amendment to its relevant Pledge Agreement (or a new pledge agreement in Lender's form) so that a security interest in 49% of the equity interests (which need not include managing interests if the holder of the Senior Loan does not allow such pledge of managing interests), direct or indirect, of such Expanded Property Owner has been granted to Lender as security for the Obligations..........................................................64
7.21 Estoppel  Statements.  Within ten (10) days after request by Lender to
     Borrower,   Borrower  shall  furnish  to  Lender  a  statement,   duly
     acknowledged   and  certified  and  setting  forth  (A)  the  original
     principal amount of the Note, (B) the unpaid principal amount of the Note, (C) the Applicable Interest Rate of the Note, (D) the date on which installments of interest and principal were last paid, (E) the terms of payment, (F) any offsets or defenses to the payment of the Loan, if any, (G) that the Note, this Agreement and the other Loan Documents are valid, legal and binding obligations of the Loan Parties, and have not been Amended or, if Amended, giving particulars of such Amendment (H) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Loan  Documents,  (I) whether or not, to the best knowledge of the
     Loan Parties and applicable Expanded Property Owner, any of the tenants under the Leases are in default under the Leases, and, if any of the tenants are in default,  setting  forth the specific  nature of all  such  defaults,  and  (J)  as to  any  other  matters  reasonably requested by Lender......................................................64
7.22 Further Assurances. Borrower shall and shall cause each of the Borrower Group Members to, do and execute all and such further lawful and reasonable acts, conveyances and assurances as are required or desirable, as determined by Lender, to carry out the intents and purposes of this Agreement and the other Loan Documents. To the extent not prohibited  under the Senior Loan Documents,  Borrower shall cause each of the  Borrower  Group  Members to execute and deliver on demand
     one  or  more  financing   statements,   chattel  mortgages  or  other
     instruments, to evidence or perfect more.................................64
7.22 effectively the security interest of Lender in the Collateral in which such Borrower Group Members have an interest, and if any of the Borrower Group Members fails to execute and deliver any of the foregoing within five (5) days after such request by Lender, Borrower on its own behalf and on behalf of each Borrower Group Member hereby grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender pursuant to this Section 7.22, and hereby authorizes Lender to execute in the name of such Borrower Group Member or without the signature of such Borrower Group Member to the extent Lender may lawfully do so, any such  financing  statements, chattel mortgages or other instruments..............................65
7.23 Hedging Transactions. Borrower shall enter into such interest rate hedging transactions as directed by Lender, each in form and substance satisfactory to Lender..............................................65
7.24 Cooperate in Legal Proceedings. Borrower shall, and shall cause the Expanded Property Owners to, cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority, which may in any way affect the rights of Lender hereunder, or any rights obtained by Lender under any of the other Loan Documents and, in connection  therewith,  permit  Lender,  at its  election,  to participate in any such proceedings......................................65
7.25 Contracts. Borrower shall and shall cause each of the Expanded Property Owners to, deliver or cause to be delivered to Lender copies of all  material  contracts  or  other  material  agreements  (and all
     amendments,   modifications  or  supplements  thereto),   whether  now
     existing or hereafter entered into, affecting any Loan Party or Expanded Property Owner or the use, maintenance, management or operation of any of the Expanded Properties, and any contracts regarding a sale of any of the Expanded Properties or an interest therein. No Loan Party or Expanded Property Owner shall enter into any
     material  service,   maintenance  or  other  contracts  affecting  the
     Expanded  Properties  that are not terminable on two month's notice or less without cause and without penalty or premium. All service, maintenance or other contracts affecting the Expanded Properties shall be arms-length transactions with Persons who are not Affiliates of any
     Loan Party or Expanded Property Owner, in the ordinary course of the applicable Loan Party's and/or Expanded Property Owner's business and shall provide for the payment of fees in amounts and upon terms not in excess of existing market rates..........................................65
7.26 Purchase Options. Borrower shall cause the Expanded Property Owners to, deliver to Lender true and correct copies of any purchase agreement, any option agreement and any rights of first offer or rights of first refusal to purchase any of the Expanded Properties or any portion thereof, or any other similar agreement for Lender's approval prior to any Expanded
     Property Owner's execution thereof.......................................65
7.27 Service Rights. Except as set forth on Schedule 7.27, no Service Rights have been granted to any Person by or from any Loan Party or Expanded Property Owner. To the extent Service Rights have been granted to any Person as set forth on Schedule 7.27, either a Loan
     Party or the applicable Expanded Property Owner (and no ............65
7.27 other  Person) is entitled to receive  any and all  compensation  with respect to the Service Rights............................................66
7.28 Payment and Distribution Direction Letters. Borrower shall deliver or caused to be delivered, with respect to each Senior Loan which utilizes a lock box arrangement, a "Payment Direction Letter," in form and substance approved by Lender,  countersigned by each Senior Lender
     (or, if acceptable to Lender in its discretion, the financial institution(s) responsible for maintaining the accounts required under the cash management provisions of the Senior Loan Documents (each a "Senior Depository")) to evidence its acknowledgment of receipt of, and agreement to the terms set forth in, the Payment Direction Letter.
     The Payment Direction Letter shall expressly state that it is irrevocable without the written agreement of Lender and shall direct each Senior Lender (or Senior Depository, as applicable) that, until further written notice, countersigned by Lender, is received by such Senior Lender (or Senior Depository, as applicable) from Borrower (on its behalf or on behalf of its Affiliate or Subsidiary who is the primary obligor on the relevant Senior Loan Documents, a "Senior Loan Obligor"), any and all amounts payable from time to time pursuant to the Senior Loan Documents to Borrower or such Senior Loan Obligor or allowed to be paid or received by Borrower or such Senior Loan Obligor shall be paid by wire transfer (on each date payment would otherwise be payable to Borrower or such Senior Loan  Obligor) to the Lockbox at the Depository, to be held and applied in accordance with the provisions of the Lockbox Agreement. To the extent Borrower or any Senior Loan Obligor is required to request of a Senior Lender under the relevant Senior Loan Documents the release to Borrower or such Senior Loan Obligor of monies, then Borrower shall, or in the case of any Senior Loan  Obligor,  will cause such Senior Loan  Obligor to, in all cases sufficiently prior to the intended release date so as to constitute an effective request under the Senior Loan Documents, send written notice to Senior Lender requesting Senior Lender to transfer such monies to Lender. Further, Borrower shall deliver a "Distribution Direction Letter," in form and substance approved by Lender, signed by each of Borrower,  Holdings and the other  Guarantors  and each Senior
     Loan Obligor to evidence their  respective  acknowledgment  of receipt of, and agreement to the terms set forth in, the relevant Distribution Direction Letter. The Distribution Direction Letter shall expressly state that it is irrevocable without the written agreement of Lender and shall direct each of Borrower,  Holdings and the other  Guarantors and such Senior Loan Obligor that, until further written notice, countersigned by Lender, is received by such Senior Loan Obligor, any and all Distributions  payable or distributable  from time to time any of Borrower, Holdings or any other Guarantor or such Senior Loan Obligor shall be paid or distributed by check or wire transfer (on
     each  date  such   Distribution   would   otherwise   be   payable  or
     distributable to such Person) delivered to the Lockbox at the Depository, to be held and applied in accordance with the provisions of the Lockbox Agreement.................................................66

ARTICLE VIII NEGATIVE COVENANTS...............................................66
8.1 Fundamental Changes; No New Subsidiaries. Except asset sales permitted under either or both Section 8.5 and Section 10.5, no Borrower Group Member shall, directly or indirectly, by operation of law or otherwise, merge into, consolidate with, or sell all or substantially all of their assets or ownership interests or otherwise combine with, any Person or form any Subsidiary. No Borrower Group Member shall engage in any business activities or operations other than the direct or indirect ownership and operation of the Expanded Properties, except such new factory outlet center developments, if any, as are contemplated under the Business Plan. Borrower shall not allow (i) Holdings to own less than fifty-one percent (51%) of the partnership interests in Borrower (ii) the Borrower to be controlled by a Person other than Holdings or (iii) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Borrower...................................67
8.2 Investments; Loans and Advances. Except as provided in Section 12.7, no Borrower Group Member shall commit any funds or resources, undertake any project or venture, make any investment in, or make or accrue loans or advances of money to any Person or make any expenditure, directly or indirectly, other than in accordance with the Approved Operating Budget, without the prior written consent of Lender, which may be withheld in
     Lender's sole and absolute discretion....................................67
8.3 Indebtedness. Except with respect to Section 7.20, no Borrower Group Member shall create, incur, assume or permit to exist any Indebtedness, whether recourse or nonrecourse, whether superior or junior and whether secured or unsecured, except the Permitted Debt, without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion...............................................................67
8.4  Liens.  No Borrower  Group
     Member shall create or permit any Lien on any of its  properties  or assets except Permitted Liens...................................................67
8.5 Sales of Assets. Except as listed on Schedule 8.5 (subject to the provisions set forth below) or on Schedule 10.5 (and then only if the
     Section 10.5 Conditions are satisfied) or the Silverthorne/Lebanon Transaction, no Borrower Group Member shall sell, transfer, convey or otherwise dispose of any assets or properties (including any interest in the Expanded Properties or equity interests, direct or indirect, in the Expanded Property Owners) without the prior written consent of Lender. So long as no Event of Default shall have occurred and be continuing, Lender shall upon prior written notice from Borrower grant a consent to the sale of any asset listed on Schedule 8.5 at the time such sale closes so long as
     (a) the Asset Disposition Net Proceeds, the calculation of which shall be subject to Lender's reasonable approval, are in excess of the minimum amount set forth for such asset on Schedule 8.5, and are applied to repay the Note and the Additional Fee as set forth in Section 2.7(b)(i), (b) the sale contract and other sale documents do not create any material liabilities, direct or indirect, on the part of any Borrower Group Member, other than on the part of the selling entity, and then only to the extent the Borrower demonstrates to the Lender's reasonable satisfaction that such liabilities shall be capable of satisfaction without giving rise to any need for funding from any other Borrower Group Members, and (c) in the case of the proposed sale of any outlot or other sale of less than an entire parcel  of  property, that Borrower demonstrates.........................67
8.5 to Lender's reasonable satisfaction that all appropriate easement and other rights are retained by the remaining parcel over the asset to be conveyed, that no Leases or contracts binding upon any Borrower Group Members at the remaining parcel require any control of the conduct of business or other occurrences upon the parcel being conveyed, that all necessary subdivision and zoning approvals for the separate conveyance, ownership and operation of the parcels have been obtained and that the remaining parcel shall continue as a conforming use and structure in compliance with all Legal Requirements, and that such conveyance shall not render the remaining parcel a legal non-conforming use or structure or result in the continuing compliance of such remaining parcel with Legal Requirements being dependent upon the existence or development of any parking or other improvements or any landscaping, open space, wetlands or other conditions upon the parcel being conveyed...........................................................68
8.6 Acquisition of Assets. No Borrower Group Member shall purchase, lease, sublease, license, sublicense or otherwise acquire any assets or properties without the prior written consent of Lender..............................68
8.7 Distributions. No Borrower Group Member shall permit the purchase or redemption of any of their equity interests or the equity interests of any of their Affiliates or Subsidiaries, except for trading in the shares of Holdings as permitted by Section 11.1. Except as expressly permitted in this Section 8.7,(i) the declaration or payment of any dividends by any Borrower Group Member, (ii) the making of any distribution to any partners, members or shareholders of any of the Borrower Group Members or (iii) the setting aside of any funds for any such purpose, shall be prohibited (each of the foregoing, collectively, the "Distributions"). Any Distributions, with the exception of Permitted REIT Distributions, shall become part of Lender's Collateral. Whether or not permitted or prohibited in accordance with the foregoing, if any Distribution shall be received by any Borrower Group Member or any Person other than Lender, Borrower shall cause such Person to hold the same, in trust for the benefit of Lender and to forthwith deliver same to Lender. No Borrower Group Member shall pay, or permit the payment of management fees to any Borrower Group Member or any direct or indirect partners, members, shareholders or Subsidiaries or Affiliates thereof, or request disbursement of funds from any Senior Lender for such purpose without the consent of Lender. Any such fees paid without the consent of Lender shall be treated as a Distribution made in violation of the terms of this paragraph. Notwithstanding the foregoing, (1) cash deposited by or on behalf of Borrower Group Members into the Lockbox shall be deemed to be distributed to or (in the case of Holdings) contributed to Borrower directly or indirectly by or through the applicable Borrower Group Members, provided that in all cases such shall remain in the Lockbox and be applied in accordance with this Agreement and the Lockbox Agreement, and
     (2) provided no Event of Default exists, Permitted REIT Distributions shall be  permitted............................................................68
8.8 Transactions with Affiliates. Except as disclosed on Schedule 8.8, no contracts (other than employment agreements and property management agreements approved in writing by Lender) between or among any Loan Party and its Subsidiaries and/or Affiliates (including the Expanded Property Owners) or their respective direct or indirect partners, members, shareholders or Affiliates ("Affiliate Agreements") shall be.............68
8.8 made except on an arm's-length basis and shall be subject to the prior written approval of Lender; and the parties to each Affiliate Agreement shall acknowledge and agree that such agreement is terminable upon notice, without penalty, premium or liability for future or accrued liabilities or obligation if an Event of Default shall have occurred under the Loan Documents. Following an Event of Default under the Loan Documents, if requested by Lender in writing, each Loan Party shall, or shall cause its Subsidiaries and Affiliates (including the Expanded Property Owners) to, terminate any Affiliate Agreements specified by Lender within five (5) days after delivery of Lender's request.......................................69
8.9 Modifications and Waivers. Unless otherwise consented to in writing by Lender, no Loan Party shall, nor shall it permit any of its Subsidiaries or
     Affiliates (including the Expanded Property Owners) to, :................69
8.10 Limitations on Expenditures. Borrower shall not incur additional liability for nor make any capital expenditures, marketing expenditures, leasing expenditures or other discretionary expenditures (other than expenditures necessary for the continued compliance by Borrower Group Members with existing Leases and Senior Loan Documents) if and to the extent such discretionary expenditures result in a failure of the Borrower Group Members' operating revenues to be sufficient to pay their expenses and principal and interest on the Loan as and when the same become due. In the event Borrower defers any capital expenditures in order to comply with this
     Section 8.10, Borrower shall so notify Lender in writing of the amount of the deferral and the period for which the deferral is to occur (any such deferred capital expenditure for which notice is timely given to Lender is herein referred to as a "Deferred Capital Expenditure")..................69
8.11 Financial Covenants. The parties acknowledge and agree for purposes of this
     Section 8.11 that any Schedule V Fees that Borrower is required to pay shall not be given effect for purposes of calculating the following ratios. Also, the following ratios shall not be deemed violated for a given period if such non-compliance for a given period is due solely to expenditures being made in such period for Deferred Capital Expenditures from a prior period...................................................................69
8.12 Misapplication  of  Funds.  No  Borrower  Group  Member  shall  permit  any distribution of any Revenues or Loss Proceeds in violation of the provisions of this Agreement, any misappropriation of any Security Deposit or portion thereof, or any Distributions in violation of the provisions of this Agreement...........................................................71
8.13 Change in Business. Other than Holdings, Borrower, Prime Retail E-Commerce, Inc. and E-Outlets Resolution Corp., no Borrower Group Member shall conduct business in any state other than the state in which each Expanded Property is located. No Borrower Group Member shall make any change in the scope or nature of its business objectives, purposes or operations, or in the location of its "place of business" or "chief executive office" (as such terms are used in Uniform Commercial Code), or undertake or participate in activities other than the continuance of its present business without Lender's prior written consent, which Lender may condition or withhold in its sole and absolute discretion. If any Loan Party or Expanded Property Owner requests Lender's consent to change the location of its "place of business" or "chief executive office," or to conduct business in another state, Borrower shall deliver a written request to Lender at least thirty
     (30) days in advance, together with executed UCC-1 financing statements for filing in the jurisdiction(s) in which such Person desires to conduct business or change the location of its "place of business" or "chief executive office," together with a legal opinion that the filing of such financing statement(s) in such jurisdiction(s) will maintain the priority of Lender's perfected security interest in the Collateral. Borrower shall not allow any Expanded Property Owner to permit any change in the use of any of the Expanded Properties without Lender's prior written consent..................................................................71
8.14 Regulation U. Borrower shall not use or permit the use of any of the proceeds of the Loan in a manner which would cause the Loan to be treated as a "Purpose Credit."...................................................71
8.15 Prime Notes. Borrower shall not suffer or permit any Amendment of either of the Prime Notes..........................................................71
8.16 Negative Pledge. Borrower agrees that throughout the term of this Loan, no "negative pledge" on or with respect to any interest in any Borrower Group Member or any Expanded Property or any Unencumbered Assets which restricts or prohibits the sale or encumbrance of any interest in any Borrower Group Member or Expanded Property or Unencumbered Asset shall be granted or allowed to exist, other than those negative pledges granted pursuant to this Agreement in favor of and for the benefit of Lender.................71

ARTICLE IX MANAGEMENT.........................................................71
9.1  Management;   Termination  of  Manager.  Borrower  warrants  and  covenants that:....................................................................71
9.2 Brokerage Agreements; Termination and Replacement Provisions. Except as listed on Schedule 9.2 or Schedule 15.21, any Brokerage Agreement made or existing during the term of the Loan shall be subject to the Lender's prior written approval. The Brokerage Agreements shall each provide (i) for a thirty (30) day term, with automatic renewal on a month-to-month basis unless the owner elects not to renew such Brokerage Agreement, and (ii) that the relevant Loan Party, its Subsidiaries or Affiliates, including the Expanded Property Owners (for purposes of this Section 9.2, the "Relevant Signatory"), shall have the right to terminate said Brokerage Agreement with or without cause on no more than thirty (30) days prior written notice. If requested by Lender in writing (a "Lender Termination Request") at any time after and during the continuation of an Event of Default, the Relevant Signatory shall issue within five (5) days after delivery of the Lender Termination Request, a notice of termination to terminate (i) any Management Agreement (or any Borrower Group Member as a property manager without any agreement) (a "Manager Termination Notice") and/or (ii) any Brokerage Agreement (a "Broker Termination Notice"). Notwithstanding the foregoing, if the broker or Manager is an Affiliate of the Relevant
     Signatory, Lender's delivery to the Relevant Signatory of a Lender Termination Request shall automatically terminate the Management Agreement and/or Brokerage Agreement, as specified in the Lender Termination Request, effective as of the date specified in the Lender Termination Request. If the broker or Manager is not an Affiliate of the Relevant Signatory, the Relevant Signatory shall appoint a replacement broker or Manager, as applicable, pursuant to a new Management Agreement or Brokerage Agreement within thirty (30) days after delivery of such Lender Termination Request. If the Relevant Signatory fails to issue the Manager Termination Notice or Broker Termination Notice within said five (5) day period, then Lender shall have the right, and the Relevant Signatory hereby irrevocably
     authorizes   Lender  and  irrevocably   appoints  Lender  as  the  Relevant
     Signatory's attorney-in-fact coupled with an interest, at Lender's sole option, to issue a Manager Termination Notice or Broker Termination Notice on behalf of and in the name of the Relevant Signatory, and the Relevant Signatory hereby releases and waives any claims against Lender arising out of Lender's exercise of such authority. Any replacement Management Agreement or Brokerage Agreement shall be subject to the Lender's written approval and shall by its terms commence upon the day the prior agreement terminates (but not later than the thirtieth (30th) day after delivery of the......................................................................72
9.2 corresponding Lender Termination Request) and shall have as its scheduled expiration date a date not earlier than the Maturity
     Date.....................................................................73

ARTICLE X SENIOR LOAN.........................................................73
10.1 Compliance with Senior Loan Documents; Lender Cure. Except with respect to the Senior Loans and Expanded Properties listed on Schedule 10.5 (but then only if the Section 10.5 Conditions are satisfied), Borrower shall cause each applicable Senior Loan Party to (i) pay all principal, interest and other sums required to be paid by it under and pursuant to the provisions of the Senior Loan Documents to which it is a party, (ii) diligently perform and observe all of the terms, covenants and conditions of the Senior Loan Documents on the part of such Senior Loan Party to be performed and observed, unless such performance or observance shall be waived or not required in writing by the relevant Senior Lender, and (iii) promptly notify Lender of the giving of any notice by the applicable Senior Lender to such Senior Loan Party of any default by such Senior Loan Party in the performance or observance of any of the terms, covenants or conditions of the Senior Loan Documents on the part of such Senior Loan Party to be performed or observed and deliver to Lender a true copy of each such notice, together with any other consents, notices, requests or other written correspondence between such Senior Loan Party and Senior Lender. Without limiting the generality of the other provisions of this Agreement, and without waiving or releasing any Loan Party from any of its Obligations hereunder and under the other Loan Documents, if there shall occur any default under the Senior Loan Documents or if any Senior Lender asserts that any Senior Loan Party has defaulted in the performance or observance of any term, covenant or condition of any Senior Loan Documents (whether or not the same shall have continued beyond any applicable notice or grace periods, whether or not such Senior Lender shall have delivered proper notice to the applicable Senior Loan Party and without regard to any other defenses or offset rights such Senior Loan Party may have against Senior Lender), Borrower hereby expressly agrees that Lender shall have the immediate right, without notice to or demand, but shall be under no obligation, (A) to pay all or any part of the Senior Loan (other than those loans listed on Schedule 10.5, if and only if, however, the Section 10.5 Conditions are satisfied) that is then due and payable and any other sums and to perform any act or take any action, on behalf of such Senior Loan Obligor, as may be appropriate to cause all of the terms, covenants and conditions of the Senior Loan Documents on the part of such Senior Loan Obligor to be performed or observed thereunder to be promptly performed or observed, and (B) to pay any other amounts and take any other action as Lender, in its sole and absolute discretion, shall deem advisable to protect or preserve the rights and interests of Lender in the Loan and/or the Collateral. All sums so paid and the costs and expenses incurred by Lender in exercising rights under this Section 10.1 (including Professional
     Fees), with interest at the Payoff Rate for the period from the date that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by the Security Documents and shall be due and payable to Lender upon demand therefor. Any sums so paid and costs so incurred by Lender shall bear interest at the Payoff Rate until paid to Lender by Borrower. Borrower hereby indemnifies Lender from and against all liabilities, obligations, losses, damages, penalties, assessments, actions, or causes of ...........................73
10.1 action, judgments, suits, claims, demands, costs, expenses (including, without limitation, Professional Fees whether or not suit is brought and settlement costs) and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender as a result of the foregoing actions. Lender shall have no obligation to any Loan Party, any Senior Loan Party or any other Person to make any such payment or performance. Borrower shall not, nor shall it permit any Senior Loan Party to, impede, interfere with, hinder or delay any effort or action on the part of Lender to cure any default or asserted default under any Senior Loan, or to otherwise protect or preserve Lender's interests in the Loan and the Collateral following a default or asserted default under any Senior Loan. Any default or breach by any Senior Loan Party under the Senior Loan Documents to which it is a party which is not cured prior to the expiry of any applicable grace, notice or cure period afforded to such Senior Loan Party under such Senior Loan Documents shall constitute an Event of Default under this Agreement, without regard to any subsequent payment or performance of any such obligations by Lender. Each Loan Party hereby grants, and shall cause each Senior Loan Party to grant to, Lender and any Person designated by Lender the right to enter upon any Expanded Property at any time following the occurrence of any default, or the assertion by any Senior Lender that a default has occurred, under any Senior Loan
     Documents, for the purpose of taking any such action or to appear in, defend or bring any action or proceeding to protect such Senior Loan Party's and/or Lender's interest. Lender shall have no obligation to complete any cure or attempted cure undertaken or commenced by Lender. If any Senior Lender or any Loan Party shall deliver to Lender a copy of any notice of default under any Senior Loan Documents sent by any Senior Lender to a Senior Loan Party, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. As a material inducement to Lender's making the Loan, Borrower hereby, and shall cause each Senior Loan Party to, absolutely and unconditionally releases and waives all claims against Lender arising out of Lender's exercise of its rights and remedies provided in this Section. In the event that Lender makes any payment in respect of any Senior Loan, Lender shall be subrogated to all of the rights of such Senior Lender under such Senior Loan Documents, in addition to all other
     rights        Lender        may       have       under       the       Loan
     Documents................................................................74
10.2 Estoppels. Borrower shall, or shall cause each Senior Loan Party to, from time to time, obtain from its Senior Lender such certificates of estoppel with respect to compliance by such Senior Loan Party with the terms of its Senior Loan Documents as may be requested by Lender in form and substance reasonably acceptable to Lender. Borrower hereby indemnifies Lender, each Co-Lender and Assignee from and against all liabilities, obligations, losses, damages, penalties, assessments, actions, or causes of action, judgments, suits, claims, demands, costs, expenses (including, without limitation, Professional Fees whether or not suit is brought and settlement costs) and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender or any Co-Lender or Assignee based in whole or in part upon any fact, event, condition, or circumstances relating to any Senior Loan which was misrepresented in, or which warrants disclosure and was omitted from such estoppel executed by such Loan Party or such Senior Loan Party................................75
10.3 No Amendment. Except as listed on Schedule 5.5(d), Borrower shall not, nor shall it permit any Senior Loan Party to, without obtaining the prior written consent of Lender, enter into any Amendment of any of the Senior Loan Documents. Borrower shall provide Lender with a fully executed and complete copy of any Amendment to the Senior Loan Documents within five (5) days after the execution thereof. Without limiting the generality of the foregoing, any increase in the principal amount, interest rate, monthly debt service payments, fees or other amounts payable, or to be reserved or escrowed, under or with respect to any Senior Loan Documents, any change in the maturity date of any Senior Loan, cash management procedures, or any change to the provisions of the Senior Loan Documents relating to the release of collateral or security or the release price therefor, without the express prior written consent of Lender, shall be prohibited pursuant to this paragraph........................................................75
10.4 Acquisition of the Senior Loan. Borrower shall not and shall cause each Borrower Group Member to not acquire or agree to acquire any Senior Loan, or any portion thereof or any interest therein, or any direct or indirect ownership interest in the holder of any Senior Loan, via purchase, transfer, exchange or otherwise, and any breach or attempted breach of this provision shall constitute an immediate Event of Default hereunder. If, solely by operation of applicable subrogation law any such Person shall have failed to comply with the foregoing, then Borrower (i) shall immediately notify Lender of such failure, (ii) shall cause any and all such Persons acquiring any interest in the Senior Loan Documents (A) not to enforce such Senior Loan Documents, and (B) upon the request of Lender, to the extent any of such Persons has or have the power or authority to do so, to promptly (1) cancel such Senior Note, (2) reconvey and release any Senior Lien and any other collateral under such Senior Loan Documents, and
     (3) discontinue and terminate any enforcement proceeding(s) under such Senior Loan Documents. Borrower hereby expressly covenants and agrees that, in the event that Lender acquires the Senior Loan at any time when an Event of Default shall have occurred, then, at Lender's option, exercised in Lender's sole and absolute discretion, Lender may elect (x) to declare that such Senior Loan is in default (which default shall not be subject to any grace, notice or cure periods), and (y) to accelerate such Senior Loan indebtedness.............................................................75
10.5 Deed-in-Lieu. Except as set forth on Schedule 10.5, Borrower shall not, nor shall it permit any Senior Loan Party to, enter into any deed-in-lieu or consensual foreclosure with or for the benefit of any Senior Lender or any of its Affiliates. Without the express prior written consent of Lender, Borrower shall not, nor shall it permit any Senior Loan Party to, enter into any consensual sale or other transaction in connection with any Senior Loan which could diminish, modify, terminate or otherwise adversely affect the interests of Lender or such Senior Loan Party in the Collateral or any portion thereof or any interest therein or of such Senior Loan Party in any Expanded Property or any portion thereof or any interest therein. No foreclosure or deed-in-lieu transaction shall be permitted with respect to the Expanded Properties indicated on Schedule 10.5 unless Borrower demonstrates to Lender's satisfaction that the Senior Loan and other obligations owed or to become due and owing under the related Senior Loan Documents are not (or are no longer) recourse obligations of either Holdings or Borrower or to any of their respective assets, or to any other property not set forth in Schedule 10.5, either..........................76
10.5 directly or by virtue of any general partnership or other relationship or affiliation with any Person or otherwise (the foregoing conditions to a foreclosure or deed-in-lieu thereof are herein referred to as the "Section
     10.5 Conditions"). Under no circumstance shall Borrower suffer or permit any bankruptcy filing by or against any Borrower Group Member in connection with any proposed relinquishment of an Expanded Property pursuant to this
     Section 10.5.............................................................76
10.6 Refinancing; Prepayment. Except as specifically permitted by this Agreement, Borrower shall be required to obtain the consent of Lender, which may be withheld in Lender's sole discretion, before any Senior Loan Party is permitted to make any partial or full prepayments of amounts owing under any Senior Loan. Except as otherwise permitted by this Agreement, Borrower shall not, nor shall it permit any Senior Loan Party to, refinance any Senior Loan prior to the payment to Lender of all amounts owing to
     Lender evidenced by the Note.............................................76
10.7 Acquisition of Senior Loan. Borrower, on its own behalf and on behalf of each Loan Party and Expanded Property Owner hereby acknowledges and agrees that Lender shall have the right to purchase or otherwise acquire any Senior Loan at any time and further hereby expressly covenants and agrees that, in the event that Lender acquires any Senior Loan at any time when an Event of Default shall have occurred, then, at Lender's option, exercised in Lender's sole and absolute discretion, Lender may elect (x) to declare that such Senior Loan is in default (which default shall not be subject to any grace, notice or cure periods), and (y) to accelerate such Senior Loan indebtedness. Additionally, if Lender acquires a Senior Loan after a Payoff Event has occurred with respect to such Senior Loan, Borrower shall pay to Lender as additional interest on the Loan an amount equal to the product of
     (a) the difference between the Payoff Rate and the actual interest rate received by Lender in cash on such Senior Loan, multiplied by (b) the outstanding balance from time to time of such Senior Loan................76

ARTICLE XI TRANSFERS OF INTERESTS.............................................77
11.1 Transfer or Encumbrance. Borrower shall not, nor shall Borrower permit any Borrower Group Member to, whether in one or a series of transactions, (i) issue or agree to issue any direct or indirect interest (including preferred equity or securities convertible into preferred or common equity) of any nature whatsoever, whether partnership, stock , membership, equity, beneficial, profit, loss or otherwise (collectively and in the singular, as the context may require, the "Ownership Interests") in such Person or (ii) allow or permit the Transfer of any Ownership Interest in any other Loan Party or any Expanded Property Owner directly or indirectly, by operation of law or otherwise, or (iii) the Transfer of a controlling interest of any Person having a direct or indirect legal or beneficial Ownership Interest in any Loan Party or Expanded Property Owner, including any legal or beneficial interest in any constituent member, partner or owner of such Person; or (iv) the change, removal, resignation or addition of a partner, joint venturer or member in any Loan Party or Expanded Property Owner, in each case, without the prior written consent of Lender, which consent in any and all circumstances may be conditioned or denied for any reason or no reason in the sole and absolute discretion of............................77
11.1 Lender; provided, however, notwithstanding anything to the contrary in the foregoing, common stock or preferred stock in Holdings and partnership units of the Borrower (other than those held by Holdings) may be Transferred without the prior consent of Lender, provided that after such Transfer, no person or group of persons as a result of such Transfer (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), shall beneficially own (as defined in Rule 13d-3 under the
     Securities Exchange Act of 1934, as amended) more than the Applicable Ownership Limit of any class of securities of Holdings. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further Transfer, regardless of whether or not Lender has consented to, or waived its rights hereunder with respect to, any such previous Transfer, and irrespective of whether such further Transfer is voluntary, by reason of operation of law or is otherwise made. If Lender in its sole and absolute discretion consents to a Transfer, the transferee of any Ownership Interest shall pay all of Lender's out of pocket expenses relating to any Transfer (including, without limitation, Professional Fees and customary fees of the securitization trustee, if any, and the Servicer) and shall enter into such pledge and security agreements, financing statements and other instruments, to evidence Lender's continuing security interest in the Collateral as Lender may require, and deliver such opinions of counsel, Rating Agency Confirmations, and other further assurances as Lender may require. Lender may release, regardless of consideration, any part of the security held for the Obligations secured by the Pledge Agreements without, as to the remainder of the security, in any way impairing or affecting the lien of the Pledge Agreements or its priority over any subordinate lien..77
11.2 Transfers of the Properties. Except as disclosed on Schedule 10.5 (and then only if Section 10.5 Conditions are satisfied) or permitted under the provisions of Section 7.20 (as to mortgage refinancings), the Silverthorne/Lebanon Transaction or Section 8.5 (as to asset sales), Borrower shall not, and shall not permit any Expanded Property Owner to, sell, convey, transfer, encumber, pledge, hypothecate or assign all or any portion of any Expanded Property, other than as required by the Senior Loan Documents or the Loan Documents (and aside from immaterial personal property and utility easements necessary for the efficient operation of the Expanded Properties), without Lender's prior written consent, which such consent may be conditioned or delayed for any reason or for no reason, in
     Lender's sole discretion.................................................78
11.3 Interests of Holdings. Holdings shall at all times be and remain the sole general partner and owner of 75% of the outstanding common units of
     Borrower.................................................................78

ARTICLE XII CASH MANAGEMENT...................................................78
12.1 Establishment of Deposit Accounts and Ancillary Accounts.................78
12.2 Deposit of Excess Cash Flow and Revenues into Deposit Accounts...........79
12.3 Application of Funds in the Deposit Accounts. Except as otherwise provided herein, and subject to Section 12.4 below, funds in the Deposit Accounts shall be allocated (or paid, as the case may be) as follows: ............82
12.4 Defaults; Cash Restriction Conditions. If any Event of Default or uncured Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have no obligation to transfer funds pursuant to Section 12.3(d) nor shall Lender have any obligation to replenish the Working Capital Reserve sub-account as set forth in Section 12.3(e) above. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents and, notwithstanding anything to the contrary contained herein, Lender may apply any and all funds in the Deposit Accounts and any Ancillary Account against all or any portion of any of the Obligations, in any order.....................................84
12.5 Security Interest in Deposit Account Collateral..........................84
12.6 Certain Additional Matters...............................................85
12.7 Investment of Funds in Deposit Accounts and Ancillary Accounts...........88
12.8 Representations and Warranties. In addition to any representations or warranties contained in this Agreement, each Borrower represents and warrants as follows:.....................................................89
12.9 Covenants. Except as otherwise permitted in this Agreement or any of the other Loan Documents, Borrower covenants with Lender that, from and after the Closing Date, it will comply with, or shall cause to be complied with, the covenants set forth below:...........................................89
12.10Attorney-In-Fact.........................................................90
12.11Indemnity and Expenses...................................................91
12.12Limitation on Liability..................................................91

ARTICLE XIII DEFAULTS; REMEDIES...............................................92
13.1 Events of Default.  The term  "Event of Default" as used in this  Agreement shall mean the occurrence of any one or more of the following events:....92
13.2 Remedies.................................................................96

ARTICLE XIV ENVIRONMENTAL PROVISIONS..........................................99
14.1 Environmental Provisions. Each Loan Party shall comply, and shall cause all Expanded Property Owners, tenants or other occupants of all or any part of any of the Expanded Properties and the Improvements to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and no Loan Party will, nor will it permit any Expanded Property Owner, tenant or other occupant of any of the Expanded Property and Improvements to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about any Expanded Property or Improvements in a manner that could lead or potentially lead to the imposition on any Loan Party, Expanded Property Owner, Lender or the Expanded Properties of any liability or lien of any nature whatsoever under any Environmental Requirement. Borrower shall notify Lender promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about any Expanded Property or Improvements which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Lender copies of any notices received by any Loan Party or Expanded Property Owner relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against Lender, any Loan Party or Expanded Property Owner or such Expanded Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of any Expanded Property violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on or under any Expanded Property or Improvements which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Borrower shall, or shall cause any Loan Party or Expanded Property Owner to take, within thirty (30) days after receipt of notice....................99
14.1 thereof from any Governmental Authority or from Lender, at its sole cost and expense, such actions as may be necessary to fully comply with all
     Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, then such Person shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in a timely fashion with all Environmental Requirements. If such Person fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, Lender, may, in its sole and absolute discretion, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by Lender (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Borrower and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Lender until the date any such sums are repaid by Borrower to Lender. Borrower will execute and deliver, promptly upon request, such instruments as Lender may reasonably deem useful or necessary to permit Lender to take any such action, and Borrower shall execute and deliver such additional notes and security instruments, as Lender may reasonably require to secure all sums so advanced or paid by Lender. If a lien is filed against any Expanded Property by any Governmental Authority related to Environmental Requirements and resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Borrower or for which Borrower is responsible, then Borrower will, within thirty (30) days from the date that Borrower is first given notice that such lien has been placed against any Expanded Property (or within such shorter period of time as may be specified by Lender if such Governmental Authority has commenced steps to cause the Expanded Property to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Lender and is sufficient to effect a complete discharge of such lien on such Expanded Property. Lender may, at its option, at intervals of not less than one year, or more frequently if Lender reasonably suspects that a Hazardous Material or other environmental condition may violate or threaten to violate any Environmental Requirement, and also upon the occurrence of an Event of Default, cause an environmental audit of the relevant Expanded Property or Improvements or portions thereof to be conducted to confirm Borrower's compliance with the provisions of this paragraph, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit, and Borrower shall provide to Lender and its representatives access to such Expanded Property to permit and facilitate the conduct of such audit. If such audit discloses that a violation of an Environmental Requirement exists, or if such audit is conducted upon the occurrence of an Event of Default, then Borrower shall pay all costs and expenses incurred in connection with such audit, otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by Lender. If Lender acquires the Collateral pursuant to an exercise of Lender's remedies under the Pledge Agreement, or if the Collateral is sold pursuant to the provisions of the Pledge Agreement, or if Borrower..............................................................99
14.1 tenders an assignment in lieu of foreclosure or sale, Borrower shall deliver the foreclosed, sold or assigned Ownership Interests free and clear of any liabilities to the purchaser at foreclosure or sale or to Lender, its nominee, or wholly-owned subsidiary, as the case may be, arising from any failure to comply with all Environmental Requirements...............100

ARTICLE XV MISCELLANEOUS.....................................................100
15.1 Further Assurances......................................................100
15.2 Bankruptcy. Borrower and each Guarantor and Lender hereby acknowledge and agree that upon the filing of a bankruptcy petition by or against any Borrower Group Member under any Bankruptcy Law, the Account Collateral and the Revenues (whether then already in the Accounts, or then due or becoming due thereafter) shall be deemed not to be property of the bankrupt Person's bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. In the event, however, that a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Account Collateral and the Account Collateral and Revenues by each such Person and Lender, the Account Collateral and/or the Revenues do constitute property of such Person's bankruptcy estate, then each such Person and Lender hereby further acknowledge and agree that all such Revenues, whether due and payable before or after the filing of the petition, are and shall be cash collateral of Lender. Each such Person acknowledges that Lender does not consent to such Person's use of such cash collateral and that, in the event Lender elects (in its sole discretion) to give such consent, such consent shall only be effective if given in writing signed by Lender. Except as provided in the immediately preceding sentence, no such Person shall have the right to use or apply or require the use or application of such cash collateral unless (i) such Person shall have received a court order authorizing the use of the same, and (ii) such Person shall have provided such adequate protection to Lender as shall be required by the bankruptcy court in accordance with the Bankruptcy Code............................101
15.3 Releases. Borrower, Holdings, and the Guarantors, on their own behalf and on behalf of their Affiliates and Subsidiaries, and their respective predecessors, successors and assigns, and their respective partners, managers, members, directors, officers, shareholders and employees (collectively, the "Releasing Parties"), do hereby fully release, remise, forever discharge and covenant not to sue each of Lender, each Co-Lender and Assignee, their respective Affiliates, their respective present and former managers, officers, directors, Affiliates, predecessors, successors and assigns and each and all of their respective officers, agents, representatives, employees, attorneys, officers, directors, partners, members and shareholders, past and present (collectively, the "Released Parties") of and from any and all claims, demands, debts, liabilities, obligations, judgments, damages, costs, expenses (including, without limitation, claims for litigation costs and attorneys' fees, expenses and disbursements), actions and causes of action of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, in contract or in tort, without limitation of any sort whatsoever, based on or in any way related to all claims, demands, and causes of action of any nature, in law or in equity whether known or unknown, that have been asserted, could have been asserted or could in the future be asserted by any of the Releasing
     Parties. ...............................................................102
15.4 Lost Documents. Upon receipt of a loss of document affidavit of Lender and Lender's indemnity of Borrower (or, as applicable, another Loan Party) with respect to all claims and losses arising from the loss, theft, destruction or mutilation of any of the Loan Documents which are not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such mutilated Loan Document, Borrower will issue, or cause to be issued (in the case of documents issued by other Loan Parties), in lieu thereof, a replacement Loan Document, dated the date of such lost, stolen, destroyed or mutilated Loan Document in the same principal amount thereof and otherwise of like tenor.................................................102
15.5 Section Headings. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement. ........................................................102
15.6 Parties Bound Etc. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns (except as otherwise prohibited by this Agreement). Without the prior written consent of Lender, Borrower shall not assign Borrower's interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower's expertise, reputation, prior experience in managing, developing and constructing commercial real property, Lender's knowledge of Borrower and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists..........................................................103
15.7 Waivers. Lender may at any time and from time to time waive any one or more of the conditions, requirements or obligations contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be effective unless in writing and shall not be considered a waiver of such condition in any other instance or any other circumstance......................................................103
15.8 Governing Law...........................................................103
15.9 Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this remainder of this Agreement shall remain in full force and effect and shall be construed without such term, covenant or provision......................104
15.10Notices. Any notice, request, demand, statement,  authorization,  approval, consent or acceptance  made hereunder shall be in writing and shall be hand delivered or............................................................104
15.10sent  by  Federal  Express  or  other  reputable  courier  service,  or  by
     registered  or  certified   mail,   postage  prepaid  with  return  receipt
     requested, and shall be deemed given (i) upon delivery, if delivered in person, (ii) one (1) Business Day after being deposited with Federal Express or any other reputable overnight courier service, or (ii) three (3) Business Days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested, addressed as follows:................................................................104
15.11Modification.  This  Agreement may not be Amended except by an agreement in
     writing    executed   by   the   parties   hereto.    Borrower   and   each
     Guarantor...............................................................105
15.11acknowledge  that the Loan  Documents  set forth the entire  agreement  and understanding of the parties with respect to the Loan and that no oral or other agreements, understandings, representations or warranties exist with respect to the Loan other than those set forth in the Loan Documents. All prior agreements among or between such parties, whether oral or written, are superceded by the terms of the Loan Documents.......................105
15.12Usury  Laws.  This  Agreement  and the  Note  are  subject  to the  express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Agreement or the Note, Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note..............105
15.13Sole  Discretion of Lender.  Whenever  pursuant to this Agreement or any of the Loan Documents, Lender may approve or disapprove any act (or any action) or any document, delivery or other item, or where Lender's consent or approval is required in any respect or where any document or other item must be satisfactory to Lender, except in those specific instances where Lender has specifically agreed not to unreasonably withhold Lender's consent pursuant to the terms of this Agreement or any of the Loan Documents, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory or to grant or withhold consent shall be in the sole, absolute and unfettered discretion of Lender, without any express or implied obligation of reasonableness or good faith whatsoever and shall be final and conclusive. Borrower acknowledges and agrees that in no circumstance shall Borrower have any claim or cause of action, in contract or in tort, against Lender as a result of the granting or withholding of any such consent or approval. The inclusion of references to Lender's sole or absolute discretion in any particular provisions of this Agreement or any of the Loan Documents shall not limit or affect the applicability of this Section to all provisions of this Agreement or any of the Loan Documents, including those provisions wherein a specific reference to Lender's sole and absolute discretion is not made. Without limiting the preceding provisions of this Section, in the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or in bad faith or unreasonably delayed acting in any case where, by Applicable Law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or in good faith or promptly, Borrower agrees that neither Lender, Servicer nor their agents or employees shall be liable for any monetary damages (including any special, consequential or punitive damages whatsoever), whether in contract, tort (including negligence and strict liability) or any other legal or equitable principles, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably or in good faith shall be determined by an action seeking declaratory judgment................................................................106
15.14Reasonableness.  If at any time Borrower believes that Lender has not acted reasonably in granting or withholding any approval or consent under the Loan Documents or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the Loan, as to which approval or consent either Lender has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require Lender to act reasonably, then Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by
     Borrower       or      any       other       Loan       Party       against
     Lender..................................................................106
15.15Absolute  and   Unconditional   Obligation.   Borrower   acknowledges  that
     Borrower's obligation to pay the Debt in accordance with the provisions of the Note and this Agreement is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Agreement or the obligation of Borrower thereunder to pay the Debt or the obligations of any other Person relating to the Loan Documents or the Obligations of Borrower under the Loan Documents or otherwise with respect to the Loan, and Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or cross-claim of any nature whatsoever with respect to the obligation of Borrower to pay the Debt in accordance with the provisions of the Note and this Agreement or the obligations of any other Person relating to the Loan Documents or Obligations of Borrower under the Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Agreement or any other document or instrument securing repayment of the
     Debt,               in               whole               or              in
     part....................................................................107
15.16Waiver  of  Right to Trial By  Jury.  BORROWER  AND EACH  GUARANTOR  HEREBY
     EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY FOR ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY CURE RIGHTS AND ANY AMENDMENT THERETO OR
     (b) IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH OF THEM HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT
     OTHERWISE HAVE TO TRIAL BY JURY.........................................107
15.17Waiver of Statutory  Rights.  Borrower shall not, nor shall Borrower permit any Loan Party or Expanded Property Owner to, avail itself of any appraisement, valuation, stay, extension or exemption laws, or any similar laws now existing or hereafter enacted, in order to prevent or hinder the enforcement of the Loan Documents or foreclosure of the Security Documents, but hereby waives the benefit of such laws to the full extent that such Person may do so under Applicable Law. Borrower for itself and all who may claim through or under it (including, but not limited to, the Loan Parties and the Expanded Property Owners ) waives any and all right to have the property and estates comprising the Collateral marshaled upon any realization of the lien of any Security Document and agrees that any court having jurisdiction over any exercise of Lender's remedies may order the Collateral sold as an entirety or in separate parts. Borrower hereby waives for itself and all who may claim through or under it (including, but not limited to, the Loan Parties and the Senior Loan Obligors), and to the full extent Borrower may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of any Security Document or granted under any statute now existing or hereafter enacted.................................................................107
15.18Relationship.  The relationship of Lender to Borrower hereunder is strictly and solely that of lender and borrower and nothing contained in the Loan Documents or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the Loan is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Lender and Borrower other than as lender and borrower. Lender neither undertakes nor assumes any responsibility or duty to Borrower, to any other Loan Party or any Expanded Property Owner or to any third party with respect to any of the Properties or the Expanded Properties, except as expressly provided in this Agreement and the Loan Documents...................................108
15.19Securitization.  Borrower  acknowledges  and agrees that Lender  shall have the absolute and unconditional right at any time after the date hereof and at any time during the term of the Loan without requiring any consent or approval from Borrower, any Loan Party or any other person guaranteeing the payment of the Debt or any other person, party or entity associated with or connected with the Loan or the Collateral to sell, assign, pledge, hypothecate or otherwise transfer Lender's interest in the Loan in whole or in part, or to place one or more participation interests therein in one or more separate transactions, or to effect a syndication or securitization of the Loan in one or more transactions (a "Securitization"), in each case to or with such persons, parties, entities or investors (including, without limitation, domestic or foreign banks, insurance companies, pension funds, trusts, other institutional lenders or investors, natural persons, grantor trusts, owner trusts, special purpose corporations, REMICs, FASITs, real estate investment trusts or other similar or comparable investment vehicles) (collectively or individually, "Investor") and on such terms and conditions as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion; provided that Lender shall not participate or sell the Loan to any Persons listed on Schedule 15.19 hereto. Neither Lender nor any Investor shall acquire the stock of Holdings in any manner prohibited by Applicable Law. In connection with any such sale, assignment, participation, syndication .............................................108
15.19or securitization,  Lender shall have the absolute and unconditional  right without obtaining the prior consent or approval of any Loan Party or any other Person guaranteeing the payment of the Debt or any other Person associated or connected with the Loan or the Collateral (including the Borrower Group Members) to disclose, deliver and to share with any prospective purchaser of the Loan or of any securities or of any participation or other interest therein (including any such interest to be acquired in connection with a syndication or securitization of the Loan), or with any prospective Rating Agency, or their respective counsel or representatives, such information (financial or otherwise), documents and instruments pertaining to the Loan or any other person, party or entity associated or connected with the Loan or the Collateral (including the Expanded Property Owners) (collectively, the "Disclosure Material and Information") as Lender shall deem to be appropriate in the exercise of its sole and absolute discretion. Borrower shall cooperate, and shall cause each Loan Party and each other Person, associated or connected with the Loan or the Collateral (including the Expanded Property Owners) to cooperate, in all reasonable respects with Lender in connection with any sale, assignment, participation, syndication or securitization of the Loan or any interest therein by Lender pursuant to the provisions of this paragraph. Without in any manner implying the necessity therefor, Borrower grants to Lender, and shall cause each Loan Party and each other Person associated or connected with the Loan or the Collateral to specifically grant to Lender, the right to distribute any and all of the Disclosure
     Material and Information in connection with any sale, assignment, participation, syndication or securitization of the Loan or of any interest therein by Lender pursuant to the provisions of this paragraph. Borrower shall execute and deliver, and shall cause each Loan Party and each other Person associated or connected with the Loan or the Collateral to execute and deliver, such documents and instruments as may be reasonably necessary to (a) split the Loan into two or more loans evidenced by and pursuant to separate sets of notes and other related loan documents, or (b) to modify the terms and provisions of the Loan Documents, in each case to the full extent required by Lender to facilitate any sale, assignment, pledging, hypothecation, participation, syndication or securitization of the Loan or any interest therein by Lender pursuant to the provisions of this paragraph, it being agreed that (i) any such splitting or modification of the Loan will not adversely affect or diminish the rights of any Loan Party as presently set forth in the Loan Documents and will not increase the obligations and liabilities of any Loan Party under the Loan Documents, and
     (ii) if the Loan is split, the retained interest of Lender, if any, in the Loan shall be allocated to or among one or more of such separate loans in a manner specified by Lender in its sole and absolute discretion. If Borrower shall default in the performance of its obligation as set forth in this paragraph, and if such default shall not be remedied by Borrower within fifteen (15) days after notice by Lender, Lender shall have the absolute and unconditional right in its sole and absolute discretion to declare such default an Event of Default under this Agreement. Lender shall endeavor to provide notice to Borrower of any such assignment, sale, participation, syndication or securitization of the Loan in a reasonably timely manner, but any failure by Lender to provide notice to Borrower shall not give rise to any claim or defense on the part of any of the Loan Parties, or limit the rights of Lender under this Section 15.19 or the Loan Documents. Until otherwise directed in writing by Lender following the occurrence
     of......................................................................108
15.19any such assignment,  sale,  participation,  syndication or securitization,
     Borrower  shall  continue to deliver all  payments and deposits as required prior to such occurrence................................................109
15.20Syndications;   Participations.   (a)  Without  in  any  way  limiting  the
     provisions of Section 15.19, Lender shall have the right, without the consent of Borrower, to syndicate the Loan and/or assign, transfer, sell, negotiate, pledge or otherwise hypothecate this Agreement and any of its rights and security hereunder, to or with any other Person (an "Assignee"); provided that Lender shall not participate or sell the Loan to any Persons listed on Schedule 15.19 hereto. Borrower hereby agrees that all of the rights and remedies of Lender in connection with the interest so assigned or syndicated shall be enforceable against Borrower by an Assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment or syndication. After the effective date of any such assignment or syndication: (i) the Assignee shall be a party hereto and, to the extent that the rights and obligations under this Agreement and the other Loan Documents have been assigned to it, shall have the rights and obligations of a Lender hereunder and thereunder, and (ii) each Lender shall, to the extent that its rights and obligations hereunder have been assigned by it, be released from its obligations hereunder and under the Loan Documents. The liabilities of each Lender shall be several and not joint and the Lender's obligation to the Borrower hereunder shall be reduced by the amount of each portion of the Loan assigned to or syndicated with an Assignee..............................109
15.21Brokers and  Financial  Advisors.  Except as set forth in  Schedule  15.21,
     Borrower hereby represents to Lender that no Loan Party has dealt with financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement, or with respect to any Senior Loan. The commissions and fees of any Persons set forth in Schedule 15.21 shall be paid by Borrower pursuant to one or more separate agreements. Borrower agrees to indemnify and hold the Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of any Loan Party in connection with the transactions contemplated herein. The provisions of this Section
     15.21 shall survive the  expiration  and  termination of this Agreement and the repayment of the Debt...............................................110
15.22Offsets,  Counterclaims  and Defenses.  Borrower  hereby waives,  and shall cause each Loan Party and Expanded Property Owner to waive, the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with the Loan Documents, the Senior Loan Documents, or the Debt. Without limiting in any manner the rights of any assignee of Lender's interest at law or in equity, any assignee of Lender's interest in the Loan shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan.............................111
15.23Payment of  Expenses.  Borrower  covenants  and agrees to  immediately  pay
     Lender or Servicer on demand all costs and expenses including, without limitation, Professional Fees, incurred by Lender (i) in connection with
     (A) the Loan Parties' ongoing performance of and compliance with their respective agreements and covenants contained in the Loan Documents on their part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements; (B) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to the Intercreditor Agreement, the Loan Documents and any other documents or matters requested by any Loan Party or Expanded Property Owner, by Lender, or by any Senior Lender; (C) filing and recording fees and expenses, title insurance and reasonable fees and disbursements of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to the Loan Documents; (D) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting any Expanded Property, any Borrower Group Member, the Loan
     Documents or any other security given for the Loan or any Expanded Property; and (E) the collection of the Debt, enforcement of rights and remedies under the Loan Documents, the enforcement of liens and security interests under the Loan Documents, and/or in curing any defaults under the
     Loan Documents or the Senior Loan Documents.............................111
15.23with  interest  thereon  at  the  Default  Rate  or  the  Payoff  Rate,  as applicable or (ii) as a consequence of any Default or Event of Default under the Loan Documents. The foregoing shall be payable by Borrower to Lender with or without the filing of any legal action or proceeding, and shall include, without limitation, any fees and expenses (including, without limitation, Professional Fees) incurred in any bankruptcy proceeding of any Loan Party. In addition, Borrower shall pay to the Depository on a monthly basis the fees and expenses of
     Depository..............................................................111
15.24Intercreditor  Agreement.  Borrower hereby acknowledges and agrees that any agreement between Lender and Senior Lender (each an "Intercreditor Agreement") is intended solely for the benefit of Lender and such Senior Lender, that Borrower is not an intended third party beneficiary of any of the provisions therein, and shall not be entitled to rely on any of the provisions contained therein, and Lender and any Senior Lender shall have no obligation to disclose to Borrower the contents of any Intercreditor Agreement. The Obligations of the Loan Parties to Lender shall remain unmodified by the terms and provisions of the Intercreditor
     Agreement...............................................................111
15.25Right of Set-Off.  In addition to any rights now or hereafter granted under
     Applicable Law or otherwise, and not by way of limitation of any such rights upon the occurrence of an Event of Default, Lender may from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived by each of the Loan Parties that is a party to this Agreement on their own behalf and on behalf of the Borrower Group Members), set-off and appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender (including, without limitation, branches, agencies or Affiliates of Lender wherever located) to or for the credit or the account of Borrower against the Obligations of Borrower under the Loan Documents or otherwise, irrespective of whether Lender shall have made any demand hereunder and although such Obligations, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of Lender subsequent thereto.......................112
15.26Servicer;  Servicer  Fees.  Without any  requirement of notice to Borrower,
     Lender may delegate any and all rights and obligations of Lender hereunder to the Servicer, and any notice or consent from the Servicer to Borrower (including, without limitation, any demand letter or notice of acceleration) shall have the same force and effect as a notice or consent, as the case may be, from Lender. Borrower hereby acknowledges and consents to Lender's right to delegate any and all rights and obligations of Lender hereunder to the Servicer. In addition to the Servicer's servicing fees (which shall not exceed $150,000 per annum), Borrower shall pay to Lender on a monthly basis any and all out-of-pocket costs and expenses incurred by Servicer in connection with any Defaults or in the course of evaluating Borrower requests, including without limitation all expenses of Servicer incurred in connection with its or any construction consultant's review of construction draws, change orders, construction progress reports, leases, property inspections, or casualty or condemnation matters, and payment of such amounts as shall be secured by the Security Documents..............112
15.27Rescission of Payments.  If at any time all or any part of any payment made by Borrower under this Agreement is rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Borrower), then the Obligations of Borrower shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous payment, and the obligations of Borrower hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment had never been made. .......................................................112
15.28Borrower Group Members.  To the extent that any provision in this Agreement requires expressly or implicitly, performance, observance or compliance by any Borrower Group Member, such provision shall be construed as Borrower's obligation to cause such Borrower Group Member to perform, observe or comply with such provision, and, accordingly, the failure by such Borrower Group Member to perform, observe or comply with such provision shall be considered a breach by Borrower of its obligations under this Agreement.
    .........................................................................112
15.29No Third  Parties  Actions.  No person  other than Lender and  Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents...............................................113
15.30Attorney-In-Fact.  Borrower and each Guarantor hereby irrevocably  appoints and authorizes Lender, as such Person's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or such Person's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan
     Documents...............................................................113
15.31Counterparts.  To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages...........................................113
15.32Time.  Time is of the essence of each and every term of this  Agreement and the Loan Documents,  except and only to the extent  specifically  waived by
     Lender in writing.......................................................113
15.33Indemnity.  BORROWER  HEREBY AGREES TO DEFEND,  INDEMNIFY AND HOLD HARMLESS
     LENDER, EACH CO-LENDER AND ASSIGNEE, THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS,
     COURT...................................................................113
15.33COSTS  AND  LEGAL  OR  OTHER  EXPENSES   (INCLUDING,   WITHOUT  LIMITATION,
     PROFESSIONAL FEES) WHICH LENDER, ANY CO-LENDER OR ASSIGNEE MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM, OR TO CAUSE ANY BORROWER GROUP MEMBER TO PERFORM, ANY OBLIGATIONS AS AND WHEN REQUIRED BY ANY OF THE LOAN DOCUMENTS; (C) ANY FAILURE AT ANY TIME OF ANY OF LOAN PARTY'S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR
     (D) ANY ACT OR OMISSION BY ANY BORROWER GROUP MEMBER OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE EXPANDED PROPERTIES. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER'S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE, OR REASSIGNMENT OF ANY COLLATERAL OR OF THE PLEDGE
     AGREEMENT...............................................................113
15.34Tax  Treatment  of  Warrant.  Holdings,  Borrower  and  the  Lender  hereby acknowledge that for the purposes of Section 1273(c)(2) of the Code, the Warrant is a part of an investment unit with the Loan being made by the Lender to Borrower under this Agreement, and that the allocated purchase price of the Warrant for such purposes is $260,000. Holdings and the Lender agree to use the foregoing allocated purchase price as the purchase price of the Warrant for all income tax purposes..............................114

                         LIST OF SCHEDULES AND EXHIBITS

                                    SCHEDULES

Schedule I............Purchase Properties
Schedule II...........Required Items
Schedule III..........Senior Lenders
Schedule IV...........Title Commitments for the Properties
Schedule V............Schedule V Covenants
Schedule 4.2(k).......Un-Cured and Non-Waived Defaults
Schedule 5.1(c).......Ownership Structure
Schedule 5.4..........Required Consents
Schedule 5.5..........Agreements (Schedule in Subparts (a)-(h))
Schedule 5.8..........Financial Statements and Business Plan
Schedule 5.10.........Financial Institutions
Schedule 5.14(d)......Employment Related Agreements
Schedule 5.14(g)......Employment Related Complaints
Schedule 5.14(h)......Employees
Schedule 5.15.........Pending Litigation
Schedule 5.16.........Expanded Properties (other than as listed on Exhibit A)
Schedule 5.17.........Federal Tax ID Numbers
Schedule 5.18.........Material Adverse Changes
Schedule 5.20.........Bankruptcy Issues
Schedule 5.28.........Accrued Plan Benefits Greater than $100,000
Schedule 5.29.........Intellectual Property
Schedule 5.30.........Environmental Reports; Other Environmental Disclosure
Schedule 5.31.........Recordings and Filings
Schedule 5.32.........Chief Executive Offices and Places of Business
Schedule 5.33(a)......Current Locations of Collateral
Schedule 5.33(b)......Final Locations of Collateral
Schedule 5.35.........Convertible Securities
Schedule 5.36.........Assumed Names
Schedule 5.37.........Transactions with Affiliates
Schedule 5.39(b)......Rent Roll
Schedule 5.39(e)......Management Agreements
Schedule 5.43.........Existing Defaults
Schedule 5.46.........Existing Condemnation Proceedings
Schedule 5.47.........Affiliate Agreements and Compensation
Schedule 5.49.........Senior Loan Documents
Schedule 5.51.........Certain Unencumbered Assets
Schedule 5.52.........Issues Regarding Holdings's Corporate Status
Schedule 5.55.........Issues Regarding Purchase Contracts
Schedule 5.59.........Convertible Securities; Option Rights
Schedule 7.27.........Service Rights
Schedule 8.5..........Permitted Asset Sales
Schedule 8.8..........Certain Affiliate Transactions
Schedule 8.11(b)(i)...Expanded Property Owner Debt
Schedule 8.11(b)(ii)..Expanded Property Owner Capital Expenditures
Schedule 9.2..........Existing Brokerage Agreements
Schedule 10.5.........Properties Subject to Permitted Foreclosure or Deed in
         .............Lieu of Foreclosure, and Provisions Pursuant to Which Such
         .............Foreclosure or Deed-In-Lieu of Foreclosure may be Allowed
Schedule 12.2A........Senior Megadeal Property Owners
Schedule 12.2B........Core Property Owners
Schedule 13.1(x)......ERISA Defaults
Schedule 15.19........Excluded Persons
Schedule 15.21........Brokers and Financial Advisors


                                    EXHIBITS

Exhibit A.............Properties
Exhibit B.............Definitions
Exhibit C.............Subsidiary Guarantors
Exhibit D.............Property Owners
Exhibit E.............Form of Note
Exhibit F.............Description of Puerto Rico Mortgage
         .............and Certain Other Permitted Debt
Exhibit G.............Operating Budget
Exhibit H.............[RESERVED]
Exhibit I.............[RESERVED]
Exhibit J.............[RESERVED]
Exhibit K.............Sources and Uses Statement
Exhibit L.............Unpaid Trade Payables
Exhibit M.............Issues Pertaining to Lothar
Exhibit N.............Puerto Rico Property
Exhibit O.............Senior Lender Estoppel Certificate
Exhibit P.............Operating Account Agreement
Exhibit Q.............Omnibus Cash Flow Pledge Agreement
Exhibit R.............[RESERVED]
Exhibit S.............Form of Omnibus Negative Pledge Agreement
Exhibit T.............Form of Warrant
Exhibit U.............Organizational Document Amendments